Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.10

A320 FAMILY

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V.

as Buyer

Forward – Page 1/4

CONTENTS

CLAUSES	TITLES
0	DEFINITIONS AND INTERPRETATION

1	SALE AND PURCHASE

2	SPECIFICATION

3	PRICES

4	PRICE REVISION

5	PAYMENTS

6	MANUFACTURE PROCEDURE—INSPECTION

7	CERTIFICATION

8	BUYER’S TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY

11	NON-EXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	TECHNICAL DATA AND SOFTWARE SERVICES

15	SELLER’S REPRESENTATIVES

16	TRAINING AND TRAINING AIDS

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT

19	INDEMNIFICATION AND INSURANCE

20	TERMINATION

21	ASSIGNMENTS AND TRANSFERS

22	MISCELLANEOUS PROVISIONS

Forward – Page 2/4

CONTENTS

EXHIBITS	TITLES
Exhibit A	SPECIFICATION

Exhibit B	FORM OF SPECIFICATION CHANGE NOTICE

Exhibit C	PART 1 AIRFRAME PRICE REVISION FORMULA

PART 2 AE ENGINE PRICE REVISION FORMULA

PART 3 CFMI ENGINE PRICE REVISION FORMULA

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY—ITEMS OF PRIMARY STRUCTURE

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

Forward – Page 3/4

A320 Family PURCHASE AGREEMENT

This A320 Family Purchase Agreement (the “Agreement”) is made 28th October 2005

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S. A. de C.V. a company organised under the laws of Mexico having its principal place of business at Blvd. Manuel Avila Camacho 36 Piso 22, Lomas de Chapultepec, 11000 Mexico, D.F. MEXICO (the “Buyer”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

Forward – Page 4/4

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0	DEFINITIONS AND INTERPRETATION

In addition to words and terms elsewhere defined in this Agreement, the initially capitalised words and terms used in this Agreement shall have the meaning set out below.

Affiliate	means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity. For the purpose of this definition, “control” (including “controlled by” and “under control with”) means the power, directly or indirectly, to direct the management of such person, or the ownership of more than 50% of the voting securities of such person.

Aircraft	means either an (a) Airbus A319-100 or (b) A320-200 or (c) A321-200 aircraft including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery under the terms and conditions of this Agreement.

Aircraft Training Services	means all training courses, flight training, line training, flight assistance, line assistance, maintenance support, maintenance training (including Practical Training) or training support performed on aircraft and provided to the Buyer pursuant to this Agreement.

Airframe	means the Aircraft excluding the Propulsion Systems.

Airframe Basic Price	has the meanings set out in Clauses 3.1.1, 3.2.1 and 3.3.1.

Airframe Price Revision Formula	is set out in Part 1 of Exhibit C.

Aviation Authority	means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

Balance of Final Price	has the meaning set out in Clause 5.4.1.

Basic Price	means, with respect to an Aircraft, the sum of the Airframe Basic Price and the Propulsion Systems Basic Price for such Aircraft.

Bill of Sale	has the meaning set out in Clause 9.2.2.

Clause 0 – Page 1/5

Buyer Furnished Equipment	has the meaning set out in Clause 18.1.1.

Certificate of Acceptance	has the meaning set out in Clause 8.3.

Default Rate	means the rate of default interest set forth in Clause 5.7.

Delivery	means the tender of possession and transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date	means the date on which Delivery occurs.

Delivery Location	means the facilities of the Seller at the location of final assembly of the Aircraft.

Engine Basic Prices	means the prices of a set of Engines as set out in Clauses 3.1.2, 3.2.2 and 3.3.2.

Engine Manufacturer	means the manufacturer of the Engines as set out in Clause 2.2.

Engine Reference Prices	means the reference prices of a set of Engines as set out in Prices 2 and 3 of Exhibit C.

Engine Price Revision Formulae	is set out in Parts 2 and 3 of Exhibit C.

Excusable Delay	has the meaning set out in Clause 10.1.

Export Airworthiness Certificate	means an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

Final Price	has the meaning set out in Clause 3.4.

Ground Training Services	means all training courses performed in classrooms (classical or Airbus CBT courses), full flight simulator sessions, fixed base simulator sessions, field trips and any other services provided to the Buyer on the ground pursuant to this Agreement and which are not Aircraft Training Services.

Manufacture Facilities	means the various manufacture facilities of the Seller, its Affiliates or any sub-contractor, where the Airframe or its parts are manufactured or assembled.

Material	has the meaning set out in Clause 1.1 of Exhibit H.

Clause 0 – Page 2/5

Non-Excusable Delay	has the meaning set out in Clause 11.1.

Predelivery Payment	means the payment(s) made or determined in accordance with Clause 5.3.

Propulsion Systems	has the meaning set out in Clause 2.2.

Propulsion Systems Manufacturer	means the manufacturer of the Propulsion Systems as set out in Clause 2.2.

Ready for Delivery	means, with respect to an Aircraft, the time when (i) the Technical Acceptance Process has been successfully completed for such Aircraft and (ii) the Export Airworthiness Certificate has been issued for such Aircraft.

Scheduled Delivery Month	has the meaning set out in Clause 9.1.

Seller’s Representatives	means the representatives of the Seller referred to in Clause 15.2.

Seller Representatives Services	means the services provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.

Seller Service Life Policy	has the meaning set out in Clause 12.2.

Spare Parts	means the items of equipment and material which may be provided pursuant to Exhibit H.

Specification Change Notice or SCN	means an agreement in writing between the parties to amend the Specification pursuant to Clause 2.

Specification	means with respect to each Aircraft type either (a) the Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the Standard Specification as amended by all applicable SCNs.

Clause 0 – Page 3/5

Standard Specification

means either :

(a)    the A319-100 standard specification document number *****, with the design weights

MTOW     *****

MLW        *****

MZFW      *****

(b)    the A320-200 standard specification document number *****, with the design weights

MTOW      *****

MLW         *****

MZFW       *****

(c)    the A321-200 standard specification document number *****, with the design weights

MTOW      *****

MLW         *****

MZFW       *****

copies of which have been annexed hereto as Exhibit A.

Supplier	has the meaning set out in Clause 12.3.1.1.

Supplier Part	has the meaning set out in Clause 12.3.1.2.

Supplier Product Support Agreement	has the meaning set out in Clause 12.3.1.3.

Technical Data	has the meaning set out in Clause 14.1.

Total Loss	has the meaning set out in Clause 10.4.

Type Certificate	has the meaning set out in Clause 7.1.

Warranted Part	has the meaning set out in Clause 12.1.1.

0.1	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.2	In this Agreement unless the context otherwise requires:

(a)	references to Clauses, Appendices and Exhibits are to be construed as references to the Clauses of, and Appendices and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

(b)	words importing the plural shall include the singular and vice versa; and

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 0 – Page 4/5

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

Clause 0 – Page 5/5

1	SALE AND PURCHASE

The Seller shall manufacture, sell and deliver and the Buyer shall buy and take delivery of sixteen (16) Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

Clause 1 – Page 1/1

2	SPECIFICATION

2.1	Airframe Specification

2.1.1	Specification

The Airframe shall be manufactured in accordance with the Standard Specification, as modified or varied prior to the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A.

2.1.2	Specification Change Notice (SCN)

The Specification may be amended by written agreement between the parties in a Specification Change Notice. Each Specification Change Notice shall be substantially in the form set out in Exhibit B and shall set out in detail the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, time of Delivery of the affected Aircraft, and on the text of the Specification. An SCN may result in an adjustment of the Basic Price which adjustment, if any, will be specified in the SCN.

In order to avoid delay in the agreement caused by major changes, the effect thereof on the price of the Aircraft may occasionally be expressed in the SCN form as a maximum increase or minimum decrease in the price, the actual effect being later agreed. All pricing with respect to new SCNs and amendments to SCNs shall be on a nondiscriminatory basis as among Buyer and other buyers of such similar aircraft.

2.1.3	Development Changes

The Specification may also be revised by the Seller without the Buyer’s consent in order to incorporate development changes, provided that such changes do not adversely affect the price, time of Delivery, weight or performance of the Aircraft, interchangeability or replaceability requirements under the Specification. In any other case the Seller shall issue to the Buyer a Manufacturer Specification Change Notice which will be subject to Buyer’s acceptance. Development changes are changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement.

2.1.4	Specification Change Notices for Certification

The provisions relating to Specification Change Notices for certification are set out in Clauses 7.2 and 7.3.

2.1.5	Buyer Import Requirements

The provisions relating to Specification Change Notices for Buyer import requirements are set out in Clause 7.4.

Clause 2 – Page 1/2

2.1.6	Inconsistency

In the event of any inconsistency between the Specification and any other part of this Agreement, this Agreement shall prevail to the extent of such inconsistency.

2.2	Propulsion Systems

The Airframe can be equipped either with a set of INTERNATIONAL AERO Engines or CFM INTERNATIONAL Engines (the “Engines”), including nacelles and thrust reversers (together the “Propulsion Systems”).

2.2.1	Propulsion Systems selection lead time

The Buyer shall select one of the above Propulsion System Manufacturers for all or any of the Aircraft and notify in writing the Seller *****

2.2.2	Engines Types

The Aircraft can be equipped with a set of two (2) of the following Engines:

- For the A319-100:

CFM INTERNATIONAL 56-5B5/P

or

INTERNATIONAL AERO ENGINE V2522-A5

- For the A320-200:

CFM INTERNATIONAL 56-5B6/P

or

INTERNATIONAL AERO ENGINE V2527-A5

- For the A321-200:

CFM INTERNATIONAL 56-5B3/P

or

INTERNATIONAL AERO ENGINE V2533-A5

2.3	Customisation Milestones Chart

Within a reasonable period of time following signature of the Agreement, the Seller shall provide the Buyer with a Customisation Milestones Chart setting out the minimum lead times prior to the Scheduled Delivery Month of the Aircraft when a mutual agreement shall be reached (execution of an SCN) in order to integrate into the Specification any items requested by the Buyer from the Specification Changes Catalogues made available by the Seller.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 2 – Page 2/2

3	PRICES

3.1	A319-100 Basic Price

3.1.1	The A319-100 Airframe Basic Price is the sum of:

(i)	the basic price of the Airframe as defined in the A319-100 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

USD *****

(US Dollars *****

(ii)	the sum of the basic prices of all SCNs set forth in Appendix 1.1 to Exhibit “A”, which is:

USD *****

(US Dollars *****

The A319-100 Airframe Basic Price corresponds to a theoretical delivery in ***** (the “Base Period”).

3.1.2	A319-100 Engines Basic Prices

The basic price of a set of INTERNATIONAL AERO ENGINES V2522-A5, excluding nacelles and thrust reversers is

USD *****

(US Dollars *****

The basic price of a set of CFM INTERNATIONAL Engines CFM 56-5B5/P, excluding nacelles and thrust reversers is

USD *****

(US Dollars *****

The above Engine Basic Prices have been calculated from the Engine Reference Prices set forth in Exhibit C parts 2 and 3 in accordance with the delivery conditions prevailing in *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 3 – Page 1/4

3.2	A320-200 Basic Price

3.2.1	The A320-200 Airframe Basic Price is the sum of:

(i)	the basic price of the A320-200 Airframe as defined in the A320-200 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

USD *****

(US Dollars *****

(ii)	the sum of the basic prices of all SCNs set forth in Appendix 1.2 to Exhibit “A”, which is:

USD *****

(US Dollars *****

The A320-200 Airframe Basic Price corresponds to a theoretical delivery in ***** (the “Base Period”).

3.2.2	A320-200 Engines Basic Prices

The basic price of a set of INTERNATIONAL AERO ENGINES V2527-A5, excluding nacelles and thrust reversers is:

USD *****

(US Dollars *****

The basic price of a set of CFM INTERNATIONAL Engines CFM 56-5B6/P, excluding nacelles and thrust reversers is:

USD *****

(US Dollars *****

The above Engine Basic Prices have been calculated from the Engine Reference Prices set forth in Exhibit C parts 2 and 3 in accordance with the delivery conditions prevailing in *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 3 – Page 2/4

3.3	A321-200 Basic Price

3.3.1	The A321-200 Airframe Basic Price is the sum of:

(i)	the basic price of the A321-200 Airframe as defined in the A321-200 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

USD *****

(US Dollars *****

(ii)	the sum of the basic prices of all SCNs set forth in Appendix 1.3 to Exhibit “A”, which is

USD *****

(US Dollars *****

The A321-200 Airframe Basic Price corresponds to a theoretical delivery in ***** — (the “Base Period”).

3.3.2	A321-200 Engines Basic Prices

The basic price of a set of INTERNATIONAL AERO ENGINES V2533-A5, excluding nacelles and thrust reversers is:

USD *****

US Dollars *****

The basic price of a set of CFM INTERNATIONAL Engines CFM 56-5B3/P, excluding nacelles and thrust reversers is

USD *****

(US Dollars *****

The above Engine Basic Prices have been calculated from the Engine Reference Prices set forth in Exhibit C parts 2 and 3 in accordance with the delivery conditions prevailing in *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 3 – Page 3/4

3.4	Final Price

The Final Price of each Aircraft shall be the sum of:

(i)	the Airframe Basic Price adjusted to the Delivery Date in accordance with the Airframe Price Revision Formula as set forth in Clause 4.1; plus

(ii)	the aggregate of all increases or decreases to the Airframe Basic Price as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement adjusted to the Delivery Date in accordance with the Airframe Price Revision Formula as set forth in Clause 4.1; plus

(iii)	the Engine Reference Price adjusted to the Delivery Date in accordance with the Engine Price Revision Formula as set forth in Clause 4.2; plus

(iv)	the aggregate of all increases or decreases to the Engines Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Engines subsequent to the date of this Agreement adjusted to the Delivery Date in accordance with the Engine Price Revision Formula as set forth in Clause 4.2; plus

(v)	any other amount due by the Buyer to the Seller with respect to the particular Aircraft pursuant to this Agreement and/or any other written agreement between the Buyer and the Seller with respect to the Aircraft.

Clause 3 – Page 4/4

4	PRICE REVISION

4.1	Revision of Airframe Basic Price

The Airframe Basic Price is subject to revision up to and including the Delivery Date in accordance with the Airframe Price Revision Formula set forth in Part 1 of Exhibit C.

4.2	Revision of Engine Reference Price

4.2.1	The Engine Reference Price is subject to revision up to and including the Delivery Date in accordance with the Engine Price Revision Formula set forth in Parts 2 and 3 of Exhibit C.

4.2.2	Modification of Engine Reference Price and Engine Price Revision Formula

The Engine Reference Price, the prices of the related equipment and the Engine Price Revision Formula are based on information received from the Engine Manufacturer and are subject to amendment by the Engine Manufacturer at any time prior to the Delivery Date provided such amendment affects all other Engines ordered by the Seller on or after the date the Seller places the order for the Engines to be installed on the Aircraft delivered to the Buyer. If the Engine Manufacturer makes any such amendment, the amendment shall be automatically incorporated into this Agreement and the Engine Reference Price, the prices of the related equipment and the Engine Price Revision Formula shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Engine Manufacturer.

Clause 4 – Page 1/1

5	PAYMENTS

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the Seller’s account:

Beneficiary Name: AIRBUS

account identification: ***** with:

CALYON
SWIFT: *****
ABA: *****
1301 Avenue of the Americas
New York, NY 10019
USA

or to such other account as may be designated by the Seller.

5.2	*****

5.3	Predelivery Payments

5.3.1	The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each Aircraft. The predelivery payment reference price is determined by the following formula:

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 5 – Page 1/5

5.3.2	*****
	*****	*****
	*****	*****
	*****	*****
	***** months	*****
	***** months	*****
	***** months	*****
	***** months	*****
	*****	*****
*****

5.3.3	*****

5.3.4	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 5 – Page 2/5

Month of the affected Aircraft consistent with the Seller’s other commitments and production capabilities.

5.4	Balance of Final Price

5.4.1	The Balance of Final Price payable by the Buyer to the Seller on the Delivery Date shall be an amount equal to the Final Price less the amount of Predelivery Payments received by the Seller on or before the Delivery Date.

5.4.2	Following receipt of the Seller’s invoice, and immediately prior to Delivery, the Buyer shall pay to the Seller the Balance of Final Price.

5.5	Other Charges

Unless expressly stipulated otherwise, any other charges due under this Agreement with respect to an Aircraft, other than those set out in Clauses 5.2, 5.3 and 5.4, shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, *****

5.6	Method of Payment

5.6.1	All payments provided for in this Agreement shall be made in United States Dollars (USD) in immediately available funds.

5.6.2	All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature. If the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.7	Default Interest

If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment, commitment fee, option fees for the Aircraft as well as any payment due to the Seller for any spare parts, data, documents, training and services under this Agreement, is not received on the due date, without prejudice to the Seller’s other rights under this Agreement and at law, the Seller shall be entitled to interest on the late payment calculated on the amount due from and including the due date of payment up to and including the date when the payment is received by the Seller at a rate equal to the *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 5 – Page 3/5

***** in US Dollars (as published in the Financial Times on the due date) *****

All such interest shall be calculated on the basis of the actual number of days elapsed in the month assuming a ***** month and a *****

5.8	Taxes

5.8.1	Provided that Buyer exports the Aircraft following Delivery the Seller shall pay any and all taxes, duties or similar charges of any nature whatsoever levied, assessed, charged or collected for or in connection with the manufacture, assembly, sale and delivery under this Agreement of any of the Aircraft, services, instructions and data delivered or furnished hereunder provided such charges have been promulgated and are enforceable under the laws of France, Federal Republic of Germany, Great Britain and Spain or any other jurisdiction where the Aircraft or any part or components (excluding Buyer Furnished Equipment as defined in sub-Clause 18 of the Agreement) thereof is manufactured or assembled. Upon request, the Buyer shall furnish the Seller with evidence of the exportation of an Aircraft following Delivery.

5.8.2	The Buyer shall bear the costs of and pay any and all taxes, duties or similar charges of any nature whatsoever not assumed by the Seller under Clause 5.8.1 including but not limited to any duties or taxes due upon or in relation to the importation or registration of the Aircraft in the Buyer’s country or any permitted operator’s country or for importation or registration of the Aircraft in the United States of America and/or any withholdings or deductions levied or required in the Buyer’s country or any permitted operator’s country or the Aircraft in the United States of America in respect of the payment to the Seller of any amount due by the Buyer hereunder except:

(i)	any taxes assessed upon or calculated in accordance with Seller’s or any member of Seller’s gross or net income, gross revenues or gains.

(ii)	taxes which would not have been imposed but for Seller’s or its Affiliates’ gross negligence or wilful misconduct or failure to file any required tax return or other information with any taxing authority having jurisdiction over Seller or such Affiliate, as the case may be, or any connection of the Seller to the taxing jurisdiction other than as arising solely in respect hereof.

5.9	Proprietary Interest

The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 5 – Page 4/5

5.10	Set-Off

The Seller may set-off any matured obligation owed by the Buyer to the Seller against any obligation (whether or not matured) owed by the Seller to the Buyer, regardless of the place of payment or currency (it being understood that if this obligation is unascertainable it may be estimated and the set-off made in respect of such estimate). The Seller will promptly notify the Buyer in writing after such set-off.

5.11	*****

5.11.1	*****

5.11.2	*****

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 5 – Page 5/5

6	MANUFACTURE PROCEDURE — INSPECTION

6.1	Manufacture Procedure

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	The Buyer or its duly authorised representatives (the “Buyer’s Inspector(s)”) shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions:

(i)	any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

(iii)	any inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of relevant inspection department personnel of the Seller;

(iv)	the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored is restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the inspections, and commencing with the date of this Agreement until the Delivery Date of the last Aircraft, the Seller *****

The Buyer shall pay for its telephone and fax invoices.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 6 – Page 1/1

7	CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under European Aviation Safety Agency (EASA) procedures for certification in the transport category. The Seller shall obtain the relevant type certificate (the “Type Certificate”) to allow the issuance of an Export Certificate of Airworthiness valid for the export to Mexico, the United States of America or other country requested by the Buyer and reasonably acceptable to the Seller, such acceptance not be unreasonably withheld.

7.2	Export Airworthiness Certificate

7.2.1	The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate.

7.2.2	If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a “Change in Law”), the Seller shall make the required variation or modification at Seller’s cost and the parties hereto shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery of the Aircraft and text of the Specification.

7.2.3	The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1(ii)) take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.2.4	The costs of implementing a variation or modification referred to in Clause 7.2.2 that relates to the Propulsion Systems shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion Systems Manufacturer at no cost to the Seller.

7.4	Validation of the Export Airworthiness Certificate

7.4.1	Where the Buyer’s Aviation Authority requires a modification to comply with additional import aviation requirements and/or supply of additional data prior to the issuance of the Export Airworthiness Certificate, the Seller shall incorporate such modification and/or provide such data at costs to be borne by the Seller. The parties shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability and time of Delivery of the Aircraft.

Clause 7 – Page 1/1

8	BUYER’S TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery the Aircraft shall undergo a technical acceptance process, developed by the Seller for the Aircraft type (the “Technical Acceptance Process”). The Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft. The successful compliance with the Technical Acceptance Process shall be deemed to demonstrate the compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date notified by the Seller to the Buyer by *****

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller;

(iv)	include a technical acceptance flight which shall ***** unless a discrepancy or defect discovered during the Technical Acceptance Process requires *****

8.2	Buyer’s Attendance

8.2.1	The Buyer shall be entitled to elect to attend the Technical Acceptance Process.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)	shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within ***** after its commencement;

(ii)	may have a ***** having access to the cockpit at any one time) accompany the Seller’s representatives on a technical acceptance flight and during such flight the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend and/or fails to co-operate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects (provided, that the Technical Acceptance Process shall have demonstrated the satisfactory functioning of the Aircraft).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 8 – Page 1/2

8.3	Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process ***** the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	Aircraft Utilisation

The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer’s obligation to accept Delivery of the Aircraft hereunder.

However the Seller shall not be authorised to use the Aircraft during more than ***** for any other purpose without the specific agreement of the Buyer.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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9	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months:

Aircraft Rank	Aircraft Type	Delivery Month
- Aircraft N°01	A319-100	*****	*****
- Aircraft N°02	A319-100	*****	*****
- Aircraft N°03	A319-100	*****	*****
- Aircraft N°04	A319-100	*****	*****
- Aircraft N°05	A319-100	*****	*****
- Aircraft N°06	A319-100	*****	*****
- Aircraft N°07	A319-100	*****	*****
- Aircraft N°08	A319-100	*****	*****
- Aircraft N°09	A319-100	*****	*****
- Aircraft N°10	A319-100	*****	*****
- Aircraft N°11	A319-100	*****	*****
- Aircraft N°12	A319-100	*****	*****
- Aircraft N°13	A319-100	*****	*****
- Aircraft N°14	A319-100	*****	*****
- Aircraft N°15	A319-100	*****	*****
- Aircraft N°16	A319-100	*****	*****

Each of such months shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

*****

9.1.2	The Seller shall give the Buyer at least ***** prior written notice of the anticipated date on which the Aircraft shall be Ready for Delivery. Thereafter the Seller shall notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

9.2	Delivery

9.2.1	The Buyer shall send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft within ***** after the date on which the Aircraft is Ready for Delivery and shall pay the Balance of the Final Price on or before the Delivery Date.

9.2.2	The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance

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Clause 9 – Page 1/2

has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3	If the Aircraft is Ready for Delivery and the Buyer fails to

(i)	deliver the signed Certificate of Acceptance to the Seller within the delivery period as defined in Clause 9.2.1; or

(ii)	pay the Balance of the Final Price for the Aircraft to the Seller within the above defined period;

then the Buyer shall be in default with regard to the delivery of the Aircraft. In addition to Clause 5.7 and the Seller’s other rights under this Agreement, the Seller shall retain title to the Aircraft but the Buyer shall thereafter bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all reasonable documented costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty to store, park, insure, or otherwise protect the Aircraft.

9.3	Fly Away

9.3.1	The Buyer and the Seller shall co-operate to obtain any licenses which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft. In that case, the Buyer will be obligated to take delivery of the Aircraft only after such licenses have been obtained.

9.3.2	All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer. The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

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10	EXCUSABLE DELAY

10.1	The Buyer acknowledges that the Aircraft (is) (are) to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Month (s) (is) (are) based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, compliance with any applicable foreign or domestic governmental regulation or order, labour disputes causing cessation, slowdown or interruption of ***** inability after due and timely diligence to procure materials, equipment or parts, general hindrance in transportation or failure of a sub-contractor or supplier to furnish materials, equipment or parts due to the above mentioned causes. Any delay or interruption resulting from any of the foregoing causes is referred to as an “Excusable Delay”.

10.2	If an Excusable Delay occurs:

(i)	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

(iv)	the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

(v)	In addition, the result of the ***** as referred in ***** for the affected Aircraft shall be *****

10.3	Termination on Excusable Delay

10.3.1	If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than ***** then the Buyer may terminate this Agreement with respect to the Aircraft and related spare parts so affected by giving written notice to the Seller within ***** provided, that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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10.3.2	If the Seller concludes that the Delivery of any Aircraft shall be delayed for more than ***** due to an Excusable Delay and as a result thereof in good faith reschedules Delivery of such Aircraft in a non-discriminatory manner to a date or month reflecting such delay, then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. The Buyer may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the Seller ***** If the Buyer chooses not to so terminate this Agreement, it and the Seller shall enter into an amendment in writing to reflect such rescheduled delivery date.

10.3.3	If this Agreement shall not have been terminated with respect to the delayed Aircraft during the ***** referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties and any further delay will be subject to the provisions of this Clause 10.

10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect ***** The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month *****

(i)	the Buyer notifies the Seller *****

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month;

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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10.5	Termination Rights Exclusive

***** such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished *****

*****

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11	NON-EXCUSABLE DELAY

11.1	Liquidated Damages

Should any of the Aircraft not be Ready for Delivery to the Buyer within ***** after the last day of the Scheduled Delivery Month (as varied by virtue of Clauses 2, 7 and 10) (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss (a “Non-Excusable Delay”), then the Buyer shall have the right to claim, and the Seller shall pay by way of liquidated damages to the Buyer ***** (delivery conditions January 2004) for each day of delay in the Delivery commencing on the date falling ***** after the last day of the Scheduled Delivery Month.

The amount of such liquidated damages shall in no event exceed the total of ***** (delivery conditions ***** in respect of any one Aircraft.

The Buyer’s right to be paid damages in respect of the Aircraft is conditional upon the Buyer submitting a claim in respect of such liquidated damages in writing to the Seller not later than***** after the last day of the Scheduled Delivery Month.

In addition, the *****

11.2	Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period ***** after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than ***** nor more than ***** after the expiration of the ***** falling after the Delivery Period to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such re-negotiation, re-negotiation shall not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

11.3	Termination

If, as a result of Non-Excusable Delay, Delivery does not occur ***** and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, the Buyer in its discretion and the Seller in the exercise of good faith shall have the right exercisable by written notice to the other party, given ***** to terminate this Agreement in respect of the affected Aircraft ***** and neither party shall have any claim against the other in respect of such non-delivery *****

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Clause 11 – Page 1/2

*****

*****

The Seller, if the Buyer requests, *****

11.4	Limitation of Damages

The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to Clause 11.1 shall be considered to be a liquidated damages provision (Clause pénale) within the meaning of Articles 1152 and 1226 of the French Civil Code and has been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsoever for Non-Excusable Delay other than as set forth in this Clause 11.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and all Warranted Parts as defined hereinafter shall at Delivery to the Buyer:

(i)	be free from defects in material;

(ii)	be free from defects in workmanship, including without limitation processes of manufacture;

(iii)	be free from defects in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design;

(iv)	be free from defects arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims; and

(v)	conform to the Customized Specifications as the same may be amended pursuant hereto.

For the purpose of this Agreement the term “Warranted Part” shall mean any Seller proprietary component, equipment, accessory or part as installed on an Aircraft at Delivery of such Aircraft and

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)	which bears a part number of the Seller at the time of such delivery.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part purchased by the Seller that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship incorporated in the installation, storage and handling of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturer of such item that invalidates any applicable warranty from such manufacturer, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in sub-Clause 12.1.1(ii); and

Clause 12 – Page 1/16

(ii)	any defect inherent in the Seller’s design of the installation, in view of the state of the art at the date of such design, which impairs the use of such item shall constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in sub-Clause 12.1.1(iii).

12.1.3	Warranty Period

The warranties contained in Clauses 12.1.1 and 12.1.2 shall be limited to those defects which become apparent within ***** after Delivery of the affected Aircraft (“Warranty Period”).

12.1.4	Buyer’s Remedy and Seller’s Obligation

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are, at Sellers expense and option, limited to either (i) the repair, replacement or correction on the Aircraft of any Warranted Part which is defective, or (ii) the supply of modification kits rectifying the defect, or (iii) to furnish a credit to the Buyer equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part. In all of the preceding cases, Seller will furnish a credit to the Buyer equal to the labor required for the removal and re-installation on the Aircraft of any Warranted Part which is defective at the rate established in Clause 12.1.7(v).

Any replacement part shall not have less cycles, calendar time and flight hours (as the case may be) remaining, than the Warranted Part which it replaced.

12.1.4.2	In the event of a defect covered by sub-Clauses 12.1.1(iii), 12.1.1(iv) and 12.1.2(ii) becoming apparent within the Warranty Period and the Seller is obliged to correct such defect, the Seller shall also, if so requested by the Buyer, make such correction in any Aircraft which has not yet been delivered to the Buyer; provided, however,

(i)	that the Seller shall not be responsible nor deemed to be in default on account of any reasonable delay (the Seller shall use its reasonable efforts to minimize such delay) in delivery of any Aircraft or otherwise, in respect of the performance of this Agreement due to the Seller’s undertaking to make such correction and provided further

(ii)	that, rather than accept a delay in the delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept delivery and thereafter file a warranty claim as though the defect had become apparent immediately after Delivery of such Aircraft.

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12.1.4.3	In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller shall reimburse the direct labor costs spent by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period or until the corrective technical solution removing the need for the inspection is provided by the Seller.

The above commitment is subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	the inspection performed is not part of a scheduled maintenance check as recommended by the Sellers Maintenance Planning Document;

(iii)	the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action when such corrective action has been made available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer at the time such inspections are performed or earlier;

(iv)	the labor rate to be used for the reimbursement shall be labor rate defined in Clause 12.1.7; and

(v)	the man-hours used to determine such reimbursement shall not exceed the Sellers reasonable estimate of the man-hours required by the Buyer for such inspections.

12.1.5	Warranty Claim Requirements

Each Buyers warranty claim (“Warranty Claim”) shall be considered by the Seller only if the following conditions are first fulfilled:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1, and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth or any matter covered in Clause 12.1.10;

(iii)	the Buyer having returned as soon as practicable the Warranted Part claimed to be defective to the repair facilities as may be reasonably designated by the Seller, except when the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.7;

(iv)	the Seller having received a Warranty Claim as set forth in Clause 12.1.6.

Clause 12 – Page 3/16

12.1.6	Warranty Administration

The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for:

(i)	Claim Determination

Warranty Claim determination by the Seller shall be reasonably based upon the claim details, reports from the Seller’s local representative, historical data logs, inspection, tests, findings during repair, defect analysis and other suitable documents.

(ii)	Transportation Costs

Transportation costs for sending a defective Warranted Part to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be borne by the Buyer on its network and by the Seller for the remainder of the transport.

(iii)	Return of an Aircraft

In the event of the Buyer desiring to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer shall notify the Seller of its intention to do so and the Seller shall, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such Aircraft, at its sole option, either at the Buyer’s facilities or at another place acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller and return of such Aircraft to the Buyer’s facilities shall be at the Seller’s expense.

(iv)	On-Aircraft Work by the Seller

In the event that a defect subject to this Clause 12.1 may justify the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller’s Service Bulletins at the Buyer’s facilities, or in the event of the Seller accepting the return of an Aircraft to perform or have performed such repair or correction, then the direct cost (including labor costs) for such on-Aircraft work are to be borne by the Seller.

The condition which has to be fulfilled for on-Aircraft work by the Seller is that in the reasonable opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

Clause 12 – Page 4/16

(v)	Warranty Claim Substantiation

In connection with each claim by the Buyer made under this Clause 12.1, the Buyer shall file a Warranty Claim on the Buyer’s form within sixty (60) days after a defect became apparent. Such form must contain at least the following data:

a)	description of defect and action taken, if any,

b)	date of incident and/or removal date,

c)	description of the defective part,

d)	part number,

e)	serial number (if applicable),

f)	position on Aircraft,

g)	total flying hours or calendar time, as applicable at the date of defect appearance,

h)	time since last shop visit at the date of defect appearance,

i)	manufacturer serial number (“Manufacturer’s Serial Number”) of the Aircraft and/or its registration,

j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

k)	Warranty Claim number,

l)	date of Warranty Claim,

m)	delivery date of Aircraft or part to the Buyer.

Warranty Claims are to be addressed as follows:

AIRBUS
CUSTOMER SERVICES DIRECTORATE
WARRANTY ADMINISTRATION
Rond-Point Maurice Bellonte
B.P. 33
F-31707 BLAGNAC CEDEX
FRANCE

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(vi)	Replacements

Components, equipment, accessories or parts, which the Seller has replaced pursuant to this Clause, shall become the Seller’s property. The replacement components, equipment, accessories or parts provided by the Seller to the Buyer pursuant to this Clause shall become the Buyer’s property.

(vii)	Seller’s Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. The Buyer shall refund to the Seller reasonable inspection and test charges incurred in connection with a rejected Warranty Claim if no defect has been substantiated in more than ***** of the Buyer’s Warranty Claims.

(viii)	Seller’s Inspection

The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7	Inhouse Warranty

(i)	Seller’s Authorization

The Seller hereby authorizes the Buyer to perform the repair of Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

(ii)	Conditions for Seller’s Authorization

The Buyer shall be entitled to repair such Warranted Parts only:

-

if the Buyer notifies the Seller’s Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of US Dollars ***** (US$ *****). The Buyer’s notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorization;

-	if adequate facilities and qualified personnel are available to the Buyer;

-	in accordance with the Seller’s written instructions set forth in the applicable Seller’s technical documentation;

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-	to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

(iii)	Seller’s Rights

The Seller shall have the right to have any Warranted Part, or any part removed therefrom, claimed to be defective, returned to the Seller, as set forth in sub-Clause 12.1.6(ii) if, in the judgement of the Seller, the nature of the defect requires technical investigation. The Seller shall further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to its presence being practical and not unduly delaying the repair.

(iv)	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall contain the same information as that required for Warranty Claims under sub-Clause 12.1.6(v) and in addition shall include:

a)	a report of technical findings with respect to the defect,

b)	for parts required to remedy the defect:

-	part numbers,

-	serial numbers (if applicable),

-	parts description,

-	quantity of parts,

-	unit price of parts,

-	related Seller’s or third party’s invoices (if applicable),

-	total price of parts,

c)	detailed number of labor hours,

d)	Inhouse Warranty Labor Rate,

e)	total claim value.

Clause 12 – Page 7/16

(v)	Credit

The Buyer’s account shall be credited with an amount equal to the mutually agreed direct labor costs expended in performing the repair of a Warranted Part and to the direct costs of materials incorporated in said repair.

-

For the determination of direct labor costs only manhours spent on removal from the Aircraft, disassembly, inspection, repair, reassembly, and final inspection, re-installation and test of the Warranted Part and reinstallation thereof on the Aircraft are permissible. Any manhours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part are not included.

-	The manhours permissible above shall be multiplied by an agreed labor rate of US Dollars ***** paid to the Buyer’s employees whose jobs are directly related to the performance of the repair.

-	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

(vi)	Limitation

*****

(vii)	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either ***** days after the date of completion of repair or ***** after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within ***** of receipt of the Seller’s request to that effect.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts which are beyond economic repair and not required for technical evaluation locally with the agreement of the Seller’s local representative.

Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.1.8	Standard Warranty Transferability

The warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a sale, pooling or leasing agreement between such airlines and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties, and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part which contains a defect for which the Seller is liable under Clause 12.1 has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, replaced or repaired Warranted Part whichever may be the case, shall be the remaining portion of the original warranty.

12.1.10	Accepted Industry Standard Practices—Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired, and operated in accordance with accepted industry standard practices, all technical documentation and any other instructions issued by the Seller and the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of relevant Aviation Authorities.

12.1.10.1	The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof which has been repaired, altered or modified after Delivery except by the Seller or in a manner approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof which has been knowingly operated in a damaged state (unless the continuation of such operation was unavoidable);

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed;

Unless in any such case (except in the case of (iii) above) the Buyer submits reasonable evidence to the Seller that the defect did not arise from or was not attributable to any one or more of such causes.

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12.1.11	Survival of the Warranty

With respect to each Aircraft (including all Warranted Parts), the warranties set forth above shall survive any termination of this Agreement and delivery of the Aircraft.

12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should any item listed in Exhibit “F” (“Item”), sustain any defect, and which materially impairs the utility of the Item (“Failure”), and subject to the general conditions and limitations set forth in Clause 12.2.4, then the provisions of this Clause 12.2 (“Seller Service Life Policy”) shall apply.

12.2.2	Periods and Seller’s Undertakings

The Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item has been originally installed has completed ***** the Delivery of said Aircraft to the Buyer, whichever shall first occur, the Seller shall at its own discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided either:

12.2.2.1	design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

12.2.2.2	replace such Item.

12.2.3	Seller’s Participation in the Costs

Any part or Item which the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer with the Seller’s financial participation determined in accordance with the following formula:

*****

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 12 – Page 10/16

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings given in this Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

12.2.4.2	The Buyer’s remedy and the Seller’s obligation and liability under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)	the Buyer shall maintain log books and other historical records with respect to each Item adequate to enable determination of whether the alleged Failure is covered by this Service Life Policy and if so to define the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft howsoever occurring or recorded;

(iii)	the Buyer shall comply with the conditions of Clause 12.1.10;

(iv)	the Buyer shall carry out specific structural inspection programs for purposes of monitoring an identified Failure as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller;

Clause 12 – Page 11/16

(v)	in the case of any breakage or defect, the Buyer must have reported the same in writing to the Seller within sixty (60) days after any breakage or defect in an Item becomes apparent whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have informed the Seller of the breakage or defect in sufficient detail to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in and shall be subject to the terms and conditions of Clause 12.1.6.

12.2.4.4	In the event that the Seller shall have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 shall be subject to the Buyer’s incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5	This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or airframe components to conform to new developments occurring in the state of airframe design and manufacturing art.

The Seller’s obligation herein is to furnish only those corrections to the Items or provide replacement therefor as provided for in Clause 12.2.3.

The Buyer’s sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be in monetary damages, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item which is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related.

The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.2.5	Transferability

The Buyer’s rights under this Clause 12.2 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise, without the Seller’s prior consent thereto, which shall not be unreasonably withheld and given in writing.

Any unauthorized assignment, sale, transfer or other alienation of the Buyer’s rights under this Service Life Policy shall, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

Clause 12 – Page 12/16

12.3	Supplier Product Support Agreements

Prior to the Delivery of the first Aircraft, the Seller shall provide the Buyer with such warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreement.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2	“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof as to which there exists a Supplier Product Support Agreement. However, the Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by Suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3	“Supplier Product Support Agreement” means an agreement between the Seller and a Supplier containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

12.3.2.1	In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier’s warranty period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.2	In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier’s Service Life Policy period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.3	At the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

Clause 12 – Page 13/16

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (“Interface Problem”), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem, and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action when accepted by the Buyer shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

Clause 12 – Page 14/16

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES);

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT.

Clause 12 – Page 15/16

THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE OR DATA DELIVERED UNDER THIS AGREEMENT.

FOR THE PURPOSES OF THIS CLAUSE 12.5, “THE SELLER” SHALL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

12.6	Duplicate Remedies

The Seller shall not be obliged to provide any remedy which duplicates any other remedy already provided to the Buyer in respect of the same defect under any part of this Clause 12 as such Clause may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

12.7	Negotiated Agreement

The Buyer specifically recognises that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer;

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

Clause 12 – Page 16/16

13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

(i)	any British, French, German, Spanish or U.S. patent;

and

(ii)	any patent granted by any other country in which any part, component or accessory of the Airframe or any such software is designed or manufactured at the request or direction of the Seller and any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

(1)	from the time of design of such Airframe, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

(2)	from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (“Paris Convention”);

and

(iii)	in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify shall be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognise computer software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 shall not apply to

(i)	Buyer Furnished Equipment or Propulsion Systems; or

(ii)	parts not supplied pursuant to a Supplier Product Support Agreement; or

(iii)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 13 – Page 1/3

13.1.3	In the event that the Buyer is prevented from using the Aircraft (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its expense either:

(i)	procure for the Buyer the right to use the same free of charge to the Buyer; or

(ii)	replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	at Sellers expense, fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

(v)	to the extent commercially reasonable, act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

Clause 13 – Page 2/3

13.2.2	The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller’s opinion, it deems proper.

13.2.3	The Seller’s liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

Clause 13 – Page 3/3

APPENDIX B TO CLAUSE 14

14	TECHNICAL DATA AND SOFTWARE SERVICES

This Clause covers the terms and conditions for the supply of technical data and software services (hereinafter “Technical Data”) to support the Aircraft operation.

14.1	Scope

The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

Range, form, type, format, Air Transport Association (“ATA”) / Non ATA compliance, quantity and delivery schedule of the Technical Data to be provided under this Agreement are covered in Exhibit G.

If the Buyer does not use or only partially uses the Technical Data provided pursuant to this Clause, the Buyer shall not be entitled to compensation or credit.

14.2	Aircraft Identification for Technical Data

14.2.1	For the customized Technical Data the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of block of numbers selected in the range from 001 to 999.

14.2.2	The sequence shall not be interrupted except if two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the Aircraft rank in the Delivery schedule set forth in Clause 9.1.1 hereof within ***** after execution of this Agreement. The subsequent allocation of such Fleet Serial Numbers to Manufacturer’s Serial Numbers for the purpose of producing customized Technical Data shall not constitute any property, insurable or other interest of the Buyer whatsoever in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The affected customized Technical Data are:

-	Aircraft Maintenance Manual,

-	Illustrated Parts Catalog,

-	Trouble Shooting Manual,

-	Aircraft Wiring Manual,

-	Aircraft Schematics Manual,

-	Aircraft Wiring Lists.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 14 – Page 1/21

APPENDIX B TO CLAUSE 14

14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

Information relating to Supplier equipment which is installed on the Aircraft by the Seller shall be introduced into the customized Technical Data to the extent necessary for the comprehension of the systems concerned, at no additional charge to the Buyer for the Technical Data basic issue.

14.3.2	Buyer Furnished Equipment

14.3.2.1	The Seller shall introduce Buyer Furnished Equipment data, for equipment which is installed on the Aircraft by the Seller, into the customized Technical Data at no additional charge to the Buyer for the Technical Data basic issue, provided such data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.5 hereunder.

14.3.2.2	The Buyer shall supply the data related to Buyer Furnished Equipment to the Seller at least ***** before the scheduled delivery of the customized Technical Data. The Buyer Furnished Equipment data supplied to the Buyer by the Seller shall be in English Language.

14.3.2.3	The supplied Buyer Furnished Equipment data shall be established in compliance with ATA 2200 standard Specification, in the Revision applicable to the corresponding Aircraft type.

Subsequent revisions of the ATA Specification shall be considered as applicable.

14.3.2.4	The Buyer and the Seller shall agree on the requirements for the provision to the Seller of BFE data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format, for integration of such data into Technical Data, with the aim of managing the BFE data integration process in an efficient, expedite and economic manner.

14.3.2.5	The Buyer Furnished Equipment data shall be delivered in digital format (SGML) and/or in Portable Document Format (PDF), as shall have been set forth in the Data Supply/Exchange Agreement.

14.3.2.6	All costs related to the delivery to the Seller of the applicable Buyer Furnished Equipment data shall be borne by the Buyer *****

14.4	Delivery

14.4.1	The Technical Data are delivered on-line and/or off-line, as set forth in Exhibit G hereto.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 14 – Page 2/21

APPENDIX B TO CLAUSE 14

14.4.2	For Technical Data not delivered on-line, the Technical Data and corresponding revisions to be supplied by the Seller shall be sent to one address only as advised by the Buyer.

14.4.3	Packing and shipment of the Technical Data and their revisions shall be carried out in consideration of the quickest transportation methods. The shipment shall be Free Carrier (FCA) TOULOUSE, FRANCE and/or Free Carrier (FCA) HAMBURG, FEDERAL REPUBLIC OF GERMANY, as the term Free Carrier (FCA) is defined by publication n° 560 of the International Chamber of Commerce, published in January 2000.

14.4.4	The delivery schedule of the Technical Data shall be phased as mutually agreed to correspond with Aircraft Deliveries. The Buyer agrees to provide ***** notice when requesting a change to the delivery schedule.

14.4.5	It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ needs for Technical Data. Reasonable quantities of such Technical Data shall be supplied by the Seller ***** to the Buyer Free Carrier (FCA) TOULOUSE, FRANCE and/or Free Carrier (FCA) HAMBURG, FEDERAL REPUBLIC OF GERMANY.

14.5	Revision Service

Unless otherwise specifically stated, revision service shall be provided ***** for a period of *****

Thereafter revision service shall be provided at the standard conditions set forth in the then current Seller’s Customer Services Catalog.

14.6	Service Bulletins (SB) Incorporation

During the period of revision service and upon the Buyer’s request for incorporation, which shall be made within two years after issuance of a Service Bulletin, Seller’s Service Bulletin information shall be incorporated into the Technical Data for the Buyer’s Aircraft after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Data until notification from the Buyer that embodiment has been completed on all the Buyer’s Aircraft. The above is applicable for Technical Data relating to maintenance. For the operational Data only the pre or post Service Bulletin status shall be shown.

14.7	Future Developments

The Seller shall continuously monitor technological developments and apply them to data and document production and methods of transmission where beneficial and economical. The Buyer accepts to consider any new development proposed by the Seller for possible implementation.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 14 – Page 3/21

APPENDIX B TO CLAUSE 14

14.8	Technical Data Familiarization

Upon request by the Buyer, the Seller is ready to provide a ***** Technical Data familiarization training at the Seller’s or at the Buyer’s facilities. If such familiarization is conducted at the Buyers facilities, the Buyer shall reimburse the Seller for all air travel (business class) and living expenses of the representatives of the Seller conducting such familiarization.

14.9	Customer Originated Changes (COC)

14.9.1	Buyer originated data may be introduced as COC into the following customized Technical Data:

-	Aircraft Maintenance Manual,

-	Illustrated Parts Catalog,

-	Trouble Shooting Manual,

-	Aircraft Wiring Manual,

-	Aircraft Schematics Manual,

-	Aircraft Wiring Lists,

-	Flight Crew Operating Manual,

-	Quick Reference Handbook.

14.9.2	COC data shall be established by the Buyer according to the Customer Guide for Customer Originated Changes, as issued by the Seller. The Buyer shall ensure that any such data is in compliance with the requirements of its local Aviation Authorities.

COC data shall be incorporated by the Seller into all affected customized Technical Data unless the Buyer specifies in writing the documents of its choice into which the COC data shall be incorporated. The customized Technical Data into which the COC data are incorporated shall only show the Aircraft configuration reflecting the COC data and not the configuration before such COC data’s incorporation.

14.9.2.1	The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Data issued by the Seller shall be entirely at the Buyer’s risk and that the Seller shall not be required to check any COC data submitted for incorporation.

Further, the Buyer acknowledges full liability for the effects, including all related costs, which any COC may have on any subsequent Service Bulletins and/or modifications.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 14 – Page 4/21

APPENDIX B TO CLAUSE 14

14.9.2.2	THE SELLER HEREBY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OR LIABILITIES, EXPRESSED OR IMPLIED, ORAL OR WRITTEN, ARISING BY LAW, COURSE OF DEALING OR OTHERWISE, AND WITHOUT LIMITATION ALL WARRANTIES AS TO QUALITY, OPERATION, MERCHANTABILITY, FITNESS FOR ANY INTENDED PURPOSE, AND ALL OTHER CHARACTERISTICS WHATSOEVER, INCLUDING ANY OMISSIONS OR INACCURACIES THEREIN, OF ANY CUSTOMER ORIGINATED CHANGES INCORPORATED INTO THE TECHNICAL DATA ISSUED BY THE SELLER.

THE FOREGOING DISCLAIMER SHALL ALSO APPLY TO ANY OTHER PORTION OF THE SELLER’S TECHNICAL DATA WHICH MAY BE AFFECTED BY ANY SUCH CUSTOMER ORIGINATED CHANGES.

14.9.2.3	In the event of the Seller being required under any court order or settlement to indemnify any third party for injury, loss or damage incurred directly or indirectly as a result of incorporation of any COC into the Technical Data issued by the Seller, the Buyer agrees to reimburse the Seller for all payments or settlements made in respect of such injury, loss or damage including any expenses incurred by the Seller in defending such claims.

14.9.2.4	In the event of the Buyer selling, leasing or otherwise transferring the Aircraft to which the COC data apply, the Buyer hereby agrees that, unless the COC data are removed from the Technical Data at the Buyer’s request and expense prior to such transfer:

(i)	the Buyer shall remain fully liable for the COC data and any and all effects of their incorporation, as set forth in this Clause 14.9;

(ii)	the Seller may disclose the COC data to the subsequent owner(s) or operator(s) of the transferred Aircraft;

(iii)	it shall be the sole responsibility of the Buyer to notify, or cause to be notified, the subsequent owner(s) or operator(s) of the existence of the such COC data in the Technical Data applicable to the corresponding Aircraft.

The Seller hereby disclaims any and all liabilities whatsoever for the COC data in the event of transfer, sale or lease as set forth hereabove.

14.9.3	The incorporation of any COC as aforesaid shall be performed under the conditions specified in the Seller’s then current Customer Services Catalog.

14.10	Software Services

14.10.1	*****

14.10.1.1	In addition to the standard operational manuals, the Seller shall provide to the Buyer software components and databases composing the Performance Engineer’s Programs (PEP) for the Aircraft type covered under this Agreement under licence conditions as defined in Appendix A to this Clause.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 14 – Page 5/21

APPENDIX B TO CLAUSE 14

14.10.1.2	Use of the PEP shall be limited to ***** The PEP is intended for use on ground only and shall not be embarked on board of the Aircraft.

14.10.1.3	The licence to use the PEP *****

14.10.2	AirN@v and/or ADOC N@vigator Based Consultation

Certain Technical Data are provided on DVD and/or on line under licence conditions as defined in Appendix A to this Clause.

The affected Technical Data under AirN@v are the following:

-	Trouble Shooting Manual,

-	Aircraft Maintenance Manual,

-	Illustrated Parts Catalog (Airframe),

-	Aircraft Schematics Manual,

-	Aircraft Wiring Lists,

-	Aircraft Wiring Manual,

-	Electrical Standard Practices Manual,

-	Consumable Material List,

-	Standards Manual.

The affected Technical Data covered under an Advanced Consultation Tool based on ADOC N@vigator browser are:

-	Engineering Documentation Combined Index

-	Engineering Drawings Parts Usage

-	Engineering Drawings Parts List

The ***** AirN@v and/or ADOC N@vigator based products *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 14 – Page 6/21

APPENDIX B TO CLAUSE 14

14.10.3	Airbus World Customer Portal

14.10.3.1	The Buyer shall be entitled to obtain access to a wide range of information and services, including Technical Data, available in the secure zone of Airbus’ Customer Portal Airbus/World (“Airbus World”).

Access to the secure zone of Airbus/World, which is reserved to Airbus owners and operators (the “Secure Zone”), shall be subject to the prior signature by the Buyer of the “General Terms and Conditions of Access to and Use of Airbus Secure Area of Customer Portal” (hereinafter the “GTC.”).

A description of the Basic Services, which are available to the Buyer in the Secure Zone and are provided to the Buyer free of charge after signature of the GTC, for as long as the Buyer operates the Aircraft, is set forth in Appendix B to this Clause 14.

Furthermore, although part of the data available on Airbus/World is neither sensitive nor confidential and is also available to the general Internet public in the public zone of the portal (the “Public Zone”), it is however recommended that for simplicity of access the Buyer find this information in the Secure Zone.

14.10.3.2	On-Line Technical Data

14.10.3.2.1	The Technical Data defined in Exhibit “G” as being provided on-line shall be made available to the Buyer through the Secure Zone.

Such provision shall be ***** accordance with Clause 14.5

14.10.3.2.2	The list of the Technical Data available on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller reserves the right to suppress other formats for the concerned Technical Data.

14.10.3.3	Access to the Secure Zone shall be granted ***** of the Buyer’s users (including one Buyer Administrator) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.10.3.4	For the sake of clarification, it is hereby specified that Technical Data accessed through the Secure Zone—which access shall be covered by terms and conditions set forth in the GTC — shall remain subject to the conditions of this Clause 14.

In addition, should the Secure Zone provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of Appendix A hereto.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 14 – Page 7/21

APPENDIX B TO CLAUSE 14

14.11	Warranties

14.11.1	The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain errors or omissions, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to, at its option, correct or replace such Technical Data. Notwithstanding the above, no warranties of any kind are given for the Customer Originated Changes, as set forth in Clause 14.9.

14.11.2	THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES);

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY TECHNICAL DATA DELIVERED HEREUNDER.

THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY TECHNICAL DATA DELIVERED UNDER THIS AGREEMENT.

Clause 14 – Page 8/21

APPENDIX B TO CLAUSE 14

FOR THE PURPOSES OF THIS CLAUSE 14.11.2, “THE SELLER” SHALL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

14.12	Proprietary Rights

14.12.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2	Whenever this Agreement provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.13	Confidentiality

14.13.1	The Technical Data and their content are designated as confidential. All such Technical Data are supplied to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party (except as necessary in connection with Buyer’s operations or maintenance of an Aircraft and provided such third party has executed the Data Release Agreement (“DRA”) issued by the Seller) without the prior written consent of the Seller save as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

14.13.2	In the case of the Seller having authorized the disclosure to third parties either under this Agreement or by an express prior written authorization, the Buyer shall undertake that such third party agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed Technical Data.

Clause 14 – Page 9/21

APPENDIX B TO CLALUSE 14

APPENDIX A TO CLAUSE 14

LICENCE FOR USE

OF

SOFTWARE

Clause 14 – Page 10/21

APPENDIX B TO CLAUSE 14

LICENCE FOR USE OF SOFTWARE

1.	Definitions

For the purposes of this licence the following definitions shall apply:

“Licensor” means the Seller.

“Licensee” means the Buyer.

“Software” means the set of programs, configurations, processes, rules and, if applicable, documentation related to the operation of the data processing.

*****

“Composite Work” means the work composed of various elements, such as database, software or data, and which necessitates the use of the Software.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Licensee to use the Software, ***** or Composite Work, as applicable.

Capitalized terms used herein and not otherwise defined in this Software Licence shall have the meaning assigned thereto in the Agreement.

2.	Grant

The Licensor grants the Licensee the right to use the Software under the conditions set forth below (the “Software Licence”). The Software Licence shall also apply to any ***** and/or Composite Work delivered by the Licensor.

3.	Personal Licence

The sole right granted to the Licensee under this Software Licence is the right to use the Software. The Software Licence is personal to the Licensee, for its own internal use, and is non-transferable and non-exclusive.

4.	Copies

Use of the Software is limited to the number of copies delivered by the Licensor to the Licensee and to the medium on which the Software is delivered. No reproduction shall be made without the written consent of the Licensor. It is however agreed that the Licensee is authorized to copy the Software for back-up and archiving purposes. Any copy authorized by the Licensor to be made by the Licensee shall be performed under the sole responsibility of the Licensee. The Licensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Licensee makes of the Software.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 14 – Page 11/21

APPENDIX B TO CLAUSE 14

5.	Term

Subject to the Licensee having complied with the terms of this Software Licence, the rights under the Software Licence shall be *****

6.	Conditions of Use

Under the present Software Licence, the Licensee shall:

•	do its utmost to maintain the Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

•	use the Software in accordance with such documentation and the User Guide, and ensure that the staff using the Software has received the appropriate training;

•	use the Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties (subject to said agreement, decompilation may be exceptionally agreed to by the Licensor in order for the Licensee to obtain the necessary information to enable the Software to function in another technical environment);

•	use the Software for its own internal needs and on its network only, when technically possible, and exclusively on the machine referenced and the site declared;

•	not alter, reverse engineer, modify or adapt the Software, nor integrate all or part of the Software in any manner whatsoever into another software product;

•	when the source code is provided to the Licensee, the Licensee shall have the right to study and test the Software, under conditions to be expressly specified by the Licensor, but in no event shall the Licensee have the right to correct, modify or translate the Software;

•	not correct the Software, except that such correction right may exceptionally be granted to the Licensee by the Licensor in writing;

•	not translate, disassemble or decompile the Software, nor create a software product derived from the Software;

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 14 – Page 12/21

APPENDIX B TO CLAUSE 14

•	not attempt to or authorize a third party to discover or re-write the Software source codes in any manner whatsoever;

•	not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights provided in the Software by the Licensor;

•	not pledge, sell, distribute, grant, sub-licence, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Software, whether in whole or in part, for the benefit of a third party;

•	not permit any third party to use the Software in any manner, including but not limited to, any outsourcing, loan, commercialization of the Software or commercialization by merging the Software into another software or adapting the Software, without prior written consent from the Licensor.

The Licensor shall be entitled, subject to providing reasonable prior written notice thereof to the Licensee, to come and verify in the Licensee’s facilities whether the conditions specified in the present Software Licence are respected. This shall not however engage the responsibility of the Licensor in any way whatsoever.

7.	Training

In addition to the User Guide provided with the Software, training and other assistance shall be provided upon the Licensee’s request on a chargeable basis.

8.	Proprietary Rights

The Software is proprietary to the Licensor or the Licensor has acquired the intellectual property rights necessary to grant this Software Licence. The copyright and all other proprietary rights in the Software are and shall remain the property of the Licensor.

The Licensor reserves the right to modify any Software at its sole discretion without prior notice to the Licensee.

9.	Copyright Indemnity

The Licensor shall defend and indemnify the Licensee against any claim that the normal use of the Software infringes the intellectual property rights of any third party, provided that the Licensee:

•	Immediately notifies the Licensor of any such claim;

•	Makes no decision or settlement of any claim;

•	Allows the Licensor to have sole control over all negotiations for its settlement;

•	Gives the Licensor all reasonable assistance in connection therewith.

Clause 14 – Page 13/21

APPENDIX B TO CLAUSE 14

Should the Licensee be prevented from using the Software by any enforceable court decision, the Licensor shall at its own costs and at its choice either modify the Software to avoid infringement or obtain for the Licensee the right to use the Software.

10.	Confidentiality

The Software and its contents are designated as confidential. The Licensee undertakes not to disclose the Software or parts thereof to any third party without the prior written consent of the Licensor. In so far as it is necessary to disclose aspects of the Software to the employees, such disclosure is permitted solely for the purpose for which the Software is supplied and only to those employees who need to know the same.

The obligations of the Licensee to maintain confidentiality shall survive the termination of the Software Licence grant for a period of *****

11.	Warranty

The Licensor warrants that the Software is prepared in accordance with the state of art at the date of its conception and shall perform substantially in accordance with its functional and technical specification at the time of delivery. Should the Software be found to contain any nonconformity or defect, the Licensee shall notify the Licensor promptly thereof and the sole and exclusive liability of the Licensor under this Software Licence shall be to correct the same.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR AND/OR ITS SUPPLIERS AND REMEDIES OF THE LICENSEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LICENSEE HEREBY WAIVES, RELEASE AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE LICENSEE AGAINST THE LICENSOR, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY SOFTWARE DELIVERED UNDER THIS SOFTWARE LICENCE INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES);

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE LICENSOR’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 14 – Page 14/21

APPENDIX B TO CLAUSE 14

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY SOFTWARE DELIVERED HEREUNDER.

THE LICENSOR AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN ANY SOFTWARE DELIVERED UNDER THIS SOFTWARE LICENCE.

FOR THE PURPOSES OF THIS CLAUSE 11, “THE LICENSOR” SHALL INCLUDE THE LICENSOR, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

The Licensor shall have no liability for data that is entered into the Software by the Licensee and/or used for computation purposes.

12.	Liability and Indemnity

The Software is supplied under the express condition that, except as otherwise provided in this Agreement, the Licensor shall have no liability in contract or in tort arising from or in connection with the use or possession by the Licensee of the Software and that the Licensee shall indemnify and hold the Licensor harmless from and against any liabilities and claims resulting from such use or possession.

13.	Excusable Delays

13.1	The Licensor shall not be responsible nor be deemed to be in default on account of delays in delivery or otherwise in the performance of this Software Licence or any part thereof due to causes reasonably beyond Licensor’s or its subcontractors’ control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Licensee or the governments of the countries of Licensor or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or vendor to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or vendor’s control or failure of the Licensee to comply with its obligations arising out of the present Software Licence. The Licensor shall, as soon as practicable after becoming aware of any delay falling within the provisions of this Clause, notify the Licensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume performance under the Software Licence.

Clause 14 – Page 15/21

APPENDIX B TO CLAUSE 14

13.2	Should an event of force majeure last for a period extending beyond ***** the Software Licence shall be automatically terminated, as a matter of right, unless otherwise agreed in writing, without compensation for either the Licensor or the Licensee.

14.	Termination

In the event of breach of an obligation set forth in this Software Licence by either the Licensor or the Licensee, which is not cured within ***** from the date of receipt of a written notice notifying the breach, the non-breaching party shall be entitled to terminate this Software Licence.

In the event of termination for any cause, the Licensee shall no longer have any right to use the Software and shall return to the Licensor all copies of the Software and any relating documentation together with an affidavit to that effect. In case of breach by the Licensee, the Licensor shall be entitled to retain any amount paid for the ongoing year.

15.	General Provisions

15.1	This Software Licence or part thereof shall not be assigned to a third party without the prior written consent of the other party such consent shall not be unreasonably withheld.

15.2	This Software Licence shall be governed by the laws of France. All disputes arising in connection with this Software Licence shall be submitted to the competent courts of Toulouse, France.

15.3	In the event that any provision of this Software Licence should for any reason be held ineffective, the remainder of this Software Licence shall remain in full force and effect. The invalid provision shall be replaced by such valid one as the parties would have chosen had they been aware of such invalidity.

15.4	All notices and requests required or authorized hereunder shall be given in writing either by registered mail (return receipt requested) or by telefax. In the case of any such notice or request being given by registered mail, the date upon which the answerback is recorded by the addressee or, in case of a telefax, the date upon which the answerback is recorded by the sender’s telefax machine, shall be deemed to be the effective date of such notice or request.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 14 – Page 16/21

APPENDIX B TO CLAUSE 14

APPENDIX B TO CLAUSE 14

Airbus/World Customer Portal

SECURE ZONE

BASIC SERVICES

Clause 14 – Page 17/21

APPENDIX B TO CLAUSE 14

1.	General services

1.1	GCS General Information

Providing general information such as:

•	Airbus Abbreviations Dictionary (AAD)

•	Airbus Monitored Retrofit Campaign

•	Engineering and Technical Services (Contact List)

•	Events & Symposium

•	On-line Services General Information

•	Training Catalogues

•	Monthly Service Report

•	Tutorials

•	Spares Information

•	Fast Magazine

•	Upgrade Services

1.2	FTP Site

This service provides access on an ad-hoc basis to specific documents or data that first need to be downloaded onto the user’s local workstation for display and use, after prior arrangement with the corresponding Airbus technical counterpart.

1.3	“What is New” facility and E-mail notification

The “What is New function” allows a user to be informed of new information put On-Line within a specific date range (default value is between user’s last login and “now”).

This facility is applicable to following services:

-	AIDA (Drawings)

-	AOG RG

-	CAWA

-	ETAS

-	General Information

-	SPSA

-	TPPO

-	VIM

As a complementary service to the “What is New facility”, a subscription to e-mail notification is available for some mainly used documents.

This function provides information of new data on-line, with direct access links, via e-mail, according to the user’s subscription.

Clause 14 – Page 18/21

APPENDIX B TO CLAUSE 14

2.	Technical Data

2.1	ETDS (Engineering Technical Documentation) service

The service provides access via a document index to the contents of:

•	Service Bulletins—all SB in PDF, but SB issued after July 1997 in PDF and SGML

•	Technical Follow-Up (TFU)—all

•	Modification Information Document (MID)—all

•	All Operators Telex (AOT)—all

•	Operators Information Telex (OIT)—all

•	Flight Operations Telex (FOT)—all

•	Service Information Letter (SIL)—all

•	Consignes de Navigabilité (CN)—all

•	Advisory Directives (AD)—all

In addition, links between such documents are available through the service.

Documents can be printed or downloaded, depending of their electronic format.

SBs available in SGML format can be downloaded in SGML.

Printing will be based on PDF format.

2.2	STDO (Supplier Technical Manuals) service

The Supplier Technical Manuals service provides an on-line consultation of Suppliers’ component maintenance manuals (CMMv) available in PDF.

It allows access to Suppliers’ CMMs that are effective for the Buyer’s fleet. Through the application interface, users are able to:

•	Search documents by Aircraft type, ATA references, document type, Supplier code and Part number;

•	Access, print and download via the PDF reader plug in (Acrobat Reader) the available release of the Suppliers’ technical documentation.

3.	Spare Parts and Repair

3.1	ARG (AOG and Repair Guide) service

Access to vendor and repairs stations by P/N.

Clause 14 – Page 19/21

APPENDIX B TO CLAUSE 14

3.2	ASDS (Airbus Support Data for Supplier) service

This service offers for all Airbus aircraft:

•	Part number information such as price, lead-time, manufacturer code, stock status and location

•	Part number interchangeability

•	Single purchase order status

•	Useful information such as contact details, help function and e-mail

•	Internet parts ordering

•	Information link to selected in-house forwarders

•	Support guide and excess inventory list

3.3	VIM (Vendor Information Manual) service

The service offers:

•	List of Airbus vendors with location, fax, phones, addresses and contacts

•	List of repairs stations

•	List of equipment manufactured by the vendors

3.4	SPSA (Supplier Product Support Agreements) service

Information relative to agreements negotiated between Airbus and Aircraft Equipment Suppliers. DMC and MTBUR are available for the main Suppliers

3.5	Spares services

This service is already available in an autonomous mode through the Spares Portal (http://spares.airbus.com).

The service offers for all AIRBUS aircraft:

•	Part number information such as price, lead-time, manufacturer code, stock status and location

•	Part number interchangeability

•	Single purchase order status

•	Useful information such as contact details, help function and e-mail

•	Internet parts ordering

•	Information link to selected in-house forwarders

•	Support guide and excess inventory list

Clause 14 – Page 20/21

APPENDIX B TO CLAUSE 14

4.	Warranty

4.1	CAWA (Contracts and Warranty Administration) service

The Warranty Claim Service proposes four main functions:

•	Warranty claims booking

•	Consultation of the warranty claims status

•	Consultation of statistics on response time regarding closed/open files

•	Consultation of warranty guide

5.	Customize & Deliver

5.1	ACCL (A/C Comparison List) service

Aircraft configuration comparison list, 6 months and 1 month before Delivery.

5.2	CDIS (Customization and Delivery Information) services

The following service provides access to:

•	RFC (Request For Change)

•	AIR (Aircraft Inspection Report)

•	SCN (Specification change Notices)

•	CCR (Customer Change Register)

•	Concessions

Clause 14 – Page 21/21

APPENDIX A TO CLAUSE 15

15	SELLER REPRESENTATIVES

15.1	Customer Support Manager

*****

15.2	Customer Services Representatives

15.2.1	The Seller shall provide free of charge the services of Seller customer services representatives (“Seller’s Representatives”) acting in an advisory capacity as defined in Appendix A of this Clause 15.

15.2.2	In the event of a need for non-routine technical assistance, the Buyer shall have non-exclusive access to the Seller’s Representatives closest to the Buyer’s main base after the end of the assignment of the Seller’s Representatives referred to in Appendix A of this Clause 15. A list of the contacts for the Seller’s Representatives closest to the Buyer’s main base shall be provided to the Buyer.

15.2.3	The Seller shall cause similar services to be provided by competent representatives of the Propulsion System Manufacturer and by Supplier representatives when necessary and applicable.

15.2.4	The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance. Absent manifest error, such accounting shall be deemed as final and acceptable to the Buyer unless the Seller receives written objection from the Buyer within thirty (30) days of receipt of such accounting.

15.2.5	If requested by the Buyer, Seller Representative services exceeding the allocation specified in Appendix A of this Clause 15 may be provided by the Seller subject to terms and conditions to be mutually agreed.

15.3	Buyer’s Service

15.3.1	From the date of arrival of the first of the Seller’s Representatives and for the duration of the assignment, the Buyer shall provide free of charge a suitable lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with complete office furniture and equipment including access to telephone and facsimile connections for the sole use of the Seller’s Representatives. The Seller shall pay for its telephone and fax invoices.

15.3.2	The Buyer shall reimburse the Seller the costs for the initial and termination assignment travel of the Seller’s Representatives of one (1) confirmed ticket, Business Class, if available, to and from their place of assignment and the airport on the Buyer’s network nearest to TOULOUSE, FRANCE.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 15 – Page 1/3

APPENDIX A TO CLAUSE 15

15.3.3	The Buyer shall also reimburse the Seller the costs for air transportation for the annual vacation of the Seller’s Representatives to and from their place of assignment and the airport on the Buyer’s network nearest to TOULOUSE, FRANCE.

15.3.4	Should the Buyer request any of the Seller’s Representatives referred to in Clause 15.2 above, to travel on business to a city other than his usual place of assignment, the Buyer shall be responsible for all related transportation costs and expenses.

15.3.5	The Buyer shall assist the Seller to obtain from the civil authorities of the Buyer’s country those documents which are necessary to permit the Seller’s Representatives to live and work in the Buyer’s country. Failure of the Seller to obtain the necessary documents shall relieve the Seller of any obligation to the Buyer under the provisions of Clause 15.2.

15.3.6	The Buyer shall reimburse to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by authorities of the Buyer’s country upon:

-	the entry into or exit from the Buyer’s country of the Seller’s Representatives and their families,

-	the entry into or the exit from the Buyer’s country of the Seller’s Representatives and their families’ personal property,

-	the entry into or the exit from the Buyer’s country of the Seller’s property.

15.4	Withdrawal of the Seller’s Representatives

The Seller shall have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise which are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.5	Seller’s Representatives’ Status

In providing the above technical services, the Seller’s Representatives and other employees are deemed to be acting in an advisory capacity only and at no time shall they be deemed to act as Buyer’s employees or agents, either directly or indirectly.

15.6	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

Clause 15 – Page 2/3

APPENDIX A TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation that is provided to the Buyer pursuant to Clause 15.2 is defined hereunder.

1	*****

2	*****

3	*****

4	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 15 – Page 3/3

16	TRAINING AND TRAINING AIDS

16.1	General

This Clause 16 covers the terms and conditions for the supply of training and training aids for the Buyer’s personnel to support the Aircraft operation.

16.2	Scope

16.2.1	The range and quantity of training and training aids to be provided ***** under this Agreement are covered in Appendix A to this Clause 16.

16.2.1.1	With respect to Maintenance Training, training courses shall be provided up to ***** ordered under this Agreement.

16.2.1.2	With respect to Flight Operations Training, the quantity of training allocated to each Aircraft shall be provided up to *****

16.2.2	Unless otherwise agreed by the Seller, in the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause 16, no compensation or credit of any sort shall be provided.

16.3	Training Organisation / Location

16.3.1	The Seller shall provide training at its training center in Blagnac, France, or in Hamburg, Germany (each the “Seller’s Training Center”) or its affiliated training centers in Miami, U.S.A., (the “Affiliated Training Centers”).

16.3.2	In the event of the non-availability of facilities or scheduling imperatives making training by the Seller impractical, the Seller shall make arrangements for the provision to the Buyer of such training support elsewhere.

16.3.2.1	Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers or Affiliated Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.6.2 shall be borne by the Buyer.

16.3.2.2	If the training as set forth in Clause 16.3.3.1 above is either an Airbus EASA — Part 147 (for maintenance training) or a Type Rating Training Organisation (TRTO) (for flight operation training) approved course, the Buyer shall provide access to its training facilities to the Seller’s and the relevant Aviation Authorities’ representatives for the necessary approval of such facilities for the training.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 16 – Page 1/22

16.4	Training Courses

16.4.1	Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer’s personnel, are defined in the applicable brochure describing the various Seller’s training courses (the “Seller’s Training Course Catalog”) and shall be scheduled as mutually agreed upon during a training conference (the “Training Conference”).

16.4.2	When training is performed by the Seller:

(i)	Training courses shall be the Seller’s standard courses as described in the applicable Seller’s Training Course Catalog valid at the time of the execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organisation of the training courses; however, for the purpose of performing training, training equipment does not include aircraft;

(ii)	The equipment used for training of flight and maintenance personnel shall not be fully customised, however such equipment and the training curricula used for training of flight and/or maintenance personnel shall be configured in order to obtain the relevant Aviation Authorities’ approval and to support the Seller’s training programs. Training data and documentation shall not be revised;

(iii)	Training data and documentation for trainees receiving the training at the Seller’s Training Centers or Affiliated Training Centers shall be free-of-charge. Training data and documentation shall be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training;

(iv)	Upon the Buyer’s request, the Seller shall collect and pack for consolidated shipment to the Buyer’s facility, all training data and documentation of the Buyer’s trainees attending training at the Seller’s Training Centers or Affiliated Training Centers at no charge to the Buyer;

The above shipment shall be delivered Free Carrier (“FCA”) to the airport closest to the location at which the training actually takes place, as the term Free Carrier (“FCA”) is defined by publication N° 560 of the International Chamber of Commerce published in January 2000. Title to and risk of loss of said shipment shall pass to the Buyer upon delivery.

16.4.3	When the Seller’s training courses are provided by the Seller’s instructors, the Seller shall deliver a Certificate of Recognition, a Certificate of Course Completion or an Attestation, as applicable, at the end of any such training course. Any such certificate shall not represent authority or qualification by any Aviation Authorities but may be presented to such Aviation Authorities in order to obtain relevant formal qualification.

Clause 16 – Page 2/22

In the event of the training courses being provided by a training provider selected by the Seller, the Seller shall cause such training provider to deliver a Certificate of Recognition, a Certificate of Course Completion or an Attestation, as applicable, at the end of any such training course. Any such certificate shall not represent authority or qualification by any Aviation Authorities but may be presented to such Aviation Authorities in order to obtain relevant formal qualification.

16.4.4	In the event of the Buyer deciding to cancel or re-schedule a training course, if the cancellation is notified between ***** prior to the training, a cancellation charge of ***** shall be applied against the Buyer’s allocation for such training course.

If the notification occurs less than ***** prior to the training, a cancellation charge of ***** shall be applied against the Buyer’s allocation for such training course.

16.5	Prerequisites and Conditions

16.5.1	Training shall be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees shall have the prerequisite knowledge and experience defined in Appendix “B” to this Clause 16.

The Buyer hereby acknowledges that the Seller’s training courses are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.1.1	The Buyer shall provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to check the trainees’ proficiency and previous professional experience. The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5.1.2	The Buyer shall further return to the Seller the “Airbus Pre-Training Survey” or the “Maintenance Training Survey” as applicable, detailing the trainees’ associated background at the latest ***** before the start of the training course.

16.5.1.3	In the event of the Buyer having to make a change to the trainees attendance list within the ***** period stated in Clause 16.5.2.2, the Buyer shall immediately inform the Seller thereof and send to the Seller an updated Airbus Pre-Training Survey or Maintenance Training Survey reflecting such change.

16.5.2	Upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which shall be at the Buyer’s charge, and, if necessary, to coordinate with competent outside organisations for this purpose. Such consultation shall be held during the Training Conference.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 16 – Page 3/22

In the event of the Seller determining that a trainee lacks the required entry level, following consultation with the Buyer, such trainee shall be withdrawn from the program.

16.6	Logistics

16.6.1	Trainees

16.6.1.1	*****

16.6.1.2	Living and travel expenses for the Buyer’s trainees shall be borne by the Buyer.

16.6.2	Training at External Location—Seller’s Instructors

*****

In the event of training being provided by the Seller’s instructors at any location other than the Seller’s Training Centers or Affiliated Training Centers at the Buyer’s request or as otherwise detailed in this Clause 16, the Buyer shall reimburse the Seller for all the reasonable expenses related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.1	Living Expenses

Such expenses, covering the entire period from day of departure from to day of return to the Seller’s base, shall include but shall not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer shall reimburse the Seller for such expenses at the per diem rate currently used by the Seller for its personnel.

16.6.2.2	Air Travel

The Buyer shall reimburse the Seller the costs for the Seller’s instructors in confirmed business class to and from the Buyer’s designated training site and the Seller’s Training Centers or Affiliated Training Center, as applicable.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 16 – Page 4/22

16.6.2.3	Training Material

The Buyer shall reimburse the Seller the cost of shipment for the training material needed to conduct such courses.

16.6.2.4	Transportation

The Buyer shall be solely liable for any and all delay in the performance of the training outside of the Seller’s or the Seller’s Affiliated Training Centers associated with any transportation described in this Clause 16.6.

16.6.3	Training Equipment Availability—Training at External Location

Training equipment necessary for course performance at any course location other than the Seller’s Training Centers or Affiliated Training Centers or the facilities of the training provider selected by the Seller shall be provided by the Buyer in accordance with the Seller’s specifications.

16.7	Flight Operations Training

16.7.1	Flight Crew Training Course

16.7.1.1	The Seller shall perform a flight crew training course program (standard transition course or a cross crew qualification program as applicable) for the Buyer’s flight crews, each of which shall consist of ***** captain and ***** first officer, as defined in Appendix A to this Clause 16. The training manual used shall be the Seller’s Flight Crew Operating Manual (FCOM), except for base Flight training, for which the Buyer’s customized FCOM shall be used.

16.7.1.2	Base Flight Training

16.7.1.2.1	The Buyer shall use its delivered Aircraft, or any other aircraft operated by the Buyer, for any base flight training, which shall not exceed ***** session of ***** per pilot, according to the related Airbus training course definition.

16.7.1.2.2	In the event of it being necessary to ferry the Buyer’s delivered Aircraft to the location where the base flight training shall take place, the additional flight time required for the ferry flight to and/or from the base training field shall not be deducted from the base flight training allowance.

However, if the base flight training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the base flight training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the Aviation Authorities’ regulations related to the place of performance of the base flight training.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 16 – Page 5/22

16.7.2	Flight Crew Line Initial Operating Experience

16.7.2.1	To assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer pilot instructor(s) as defined in Appendix A to this Clause 16.

16.7.2.2	The Buyer shall reimburse the expenses for each such instructor in accordance with Clause 16.6.2. Additional pilot instructors can be provided at the Buyer’s expense and upon conditions to be mutually agreed upon.

16.7.3	Instructor Cabin Attendants’ Familiarization Course

The Seller shall provide instructor cabin attendants’ course(s) to the Buyer’s cabin attendants, as defined in Appendix A to this Clause 16, at one of the locations defined in Clause 16.3.1.

The instructor cabin attendants’ course, when incorporating the features of the Buyer’s Aircraft, can be given at the earliest two (2) weeks before the Delivery date of the Buyer’s first Aircraft.

16.7.4	Performance / Operations Course

The Seller shall provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses are listed in the Seller’s applicable Training Courses Catalog.

16.7.5	Transition Type Rating Instructor (TRI) Course

The Seller shall provide transition type rating instructor (TRI) training for the Buyer’s flight crew instructors as defined in Appendix A to this Clause 16.

This course provides the Buyer’s instructors with the training in flight instruction and synthetic instruction required to instruct on Airbus aircraft.

16.7.6	During any and all flights performed in accordance with this Clause 16.7, the Buyer shall bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.12.

16.8	Maintenance Training

The Seller shall provide maintenance training for the Buyer’s ground personnel as defined in Appendix A to this Clause 16.

Clause 16 – Page 6/22

The available courses are listed in the Seller’s applicable Training Courses Catalog.

The Buyer shall provide the Seller with an attendance list of trainees at the latest ***** before the start of the training course.

The practical training provided in the frame of maintenance training is performed exclusively on the training devices in use in the Seller’s Training Centers or Affiliated Training Centers.

In the event of practical training on aircraft being requested by the Buyer, such practical training can be organized with the assistance of the Seller, in accordance with Clause 16.8.1 hereunder.

16.8.1	Practical Training on Aircraft

If the practical training does not need to be covered by an EASA — Part 147 (or equivalent) certificate, the Seller may assist the Buyer in organizing such practical training on aircraft, at the Buyer’s expense.

In the event of the Buyer requiring a full EASA — Part 147 certificate from the Seller, the practical training on aircraft shall be conducted by the Seller, at the Buyer’s expense, in a EASA — Part 145 facility approved and selected by the Seller.

In the event of the Buyer requiring such practical training to be conducted at the Buyer’s EASA — Part 145 (or equivalent) approved facilities, such training shall be subject to prior approval by the Seller of the facilities at which the training is to be conducted.

The provision of an instructor by the Seller for the practical training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 3.2 thereof.

The Buyer shall reimburse the expenses for said instructor(s) in accordance with Clause 16.6.2.

16.8.2	Line Maintenance Initial Operating Experience Training

In order to assist the Buyer during the entry into service of the Aircraft, the Seller shall provide to the Buyer maintenance instructor(s) at the Buyer’s base as defined in Appendix A to this Clause 16.

16.8.2.1	This line maintenance training shall cover training in handling and servicing of Aircraft, flight crew / maintenance coordination, use of Technical Data and any other activities that may be deemed necessary after Delivery of the first Aircraft.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 16 – Page 7/22

16.8.2.2	The Buyer shall reimburse the expenses for said instructor(s) in accordance with Clause 16.6.2. Additional maintenance instructors can be provided at the Buyer’s expense.

16.9	Supplier and Propulsion System Manufacturer Training

Upon the Buyer’s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses (the “Supplier Training Catalog”) provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their products.

Airbus will ensure that all major Suppliers and the selected propulsion system manufacturer will provide maintenance and overhaul training on their products at appropriate times.

16.10	Training Aids for the Buyer’s Training Organisation

16.10.1	The Seller shall provide to the Buyer training aids, consisting of the Airbus Computer Based Training (Airbus CBT) courseware, as used in the Seller’s Training Centers, and the Virtual Aircraft (Walk around and Component Location), ***** as defined in Appendix A to this Clause 16.

The Airbus CBT and training aids supplied to the Buyer shall be similar to those used in the Seller’s Training Centers for the training provided for the Buyer. The Airbus CBT and Virtual Aircraft in use at the Seller’s Training Centers are revised on a regular basis and such revision ***** under this Agreement, *****

16.10.2	Delivery

16.10.2.1	The Seller shall deliver to the Buyer the Airbus CBT and training aids, as defined in Appendix A to this Clause 16, ***** during the Training Conference.

16.10.2.2	The items supplied to the Buyer pursuant to Clause 16.10.1 shall be delivered FCA Toulouse, Blagnac Airport. Title to and risk of loss of said items shall pass to the Buyer upon delivery.

16.10.2.3	All costs related to transportation and insurance of said items from the FCA point to the Buyer’s facilities shall be at the Buyer’s expense.

16.10.3	Installation of the Airbus CBT

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 16 – Page 8/22

16.10.3.1.1	Before the initial delivery of the Airbus CBT, as defined in Appendix A hereto, the Seller shall provide to up to six (6) trainees of the Buyer, at the Buyer’s facilities, the Airbus CBT Administrator Course, as defined in Appendix C hereto.

To conduct the course, the workstations and/or “Servers”, as applicable, shall be ready for use and shall comply with the latest “Airbus CBT Workstation Technical Specification” or “Airbus CBT Server Technical Specification”, as applicable (collectively the “Airbus CBT Technical Specification”).

16.10.3.1.2	The Airbus CBT shall be installed by the Buyer’s personnel, who shall have followed the Airbus CBT Administrator Course. The Seller shall be held harmless from any injury to person and/or damage to property caused by or in any way connected with the handling and/or installation of the Airbus CBT by the Buyer’s personnel.

16.10.3.1	Upon the Buyer’s request and subject to conditions to be quoted by ***** Such assistance shall follow notification in writing that the various components, which shall be in accordance with the specifications defined in the Airbus CBT Technical Specification, are ready for installation and available at the Buyer’s facilities.

16.10.3.2	The Buyer ***** in accordance with Clause 16.6.2, for the Seller’s personnel required at the Buyer’s facilities to conduct the Airbus CBT Administrator Course and/or provide installation assistance.

16.10.4	Licences

16.10.4.1	Airbus CBT License

16.10.4.2	The Seller ***** defined in Appendix C to this Clause 16.

16.10.4.1.2	Supply of sets of CBT Courseware, as defined in Appendix C, and additional to those indicated in Appendix A, as well as any extension to the Licence of such CBT Courseware, shall be subject to terms and conditions to be mutually agreed.

16.10.4.3	Virtual Aircraft License

16.10.4.2.1	The Seller ***** defined in Appendix C to this Clause 16. For the purpose of such Licence, the term “Airbus CBT” as used in such License shall mean the “Virtual Aircraft”.

16.10.4.2.2	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 16 – Page 9/22

16.10.5	The Seller shall not be responsible for and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the Airbus CBT, the Virtual Aircraft and any other training aids provided under this Clause 16.10.

16.11	Proprietary Rights

The Seller’s training data and documentation, Airbus CBT, Virtual Aircraft and training aids are proprietary to the Seller and/or its Affiliates and/or its suppliers and the Buyer agrees not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training, in whole or in part, to any third party without the prior written consent of the Seller.

16.12	Indemnities and Insurance

INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

THE BUYER WILL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

Clause 16 – Page 10/22

APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of sixteen (16) Aircraft, unless otherwise specified.

1.	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course or cross crew qualification (CCQ) as applicable)

The Seller shall provide flight crew training (standard transition course or CCQ as applicable) ***** of the Buyer’s flight crews *****

1.2	Flight Crew Line Initial Operating Experience

The Seller shall provide to the Buyer pilot instructor(s) *****

1.2.1	The ***** of pilot instructors present at any one time *****

1.3	Instructor Cabin Attendants’ Familiarization Course

The Seller shall provide to the Buyer instructor cabin attendants’ training ***** instructor cabin attendants.

1.4	Performance / Operations Course(s)

1.4.1	The Seller shall provide to the Buyer ***** trainee days of performance/ operations training ***** for the Buyer’s personnel.

1.4.2	The above trainee days shall be used solely for the performance/operations training courses as defined in the Seller’s applicable Training Course Catalog.

1.5	Transition Type Rating Instructor (TRI) course

The Seller shall provide to the Buyer transition type rating instructor training (transition or CCQ, as applicable) ***** of the Buyer’s flight instructors.

2.	MAINTENANCE TRAINING

2.1	Maintenance Training Courses

2.1.1	The Seller shall provide to the Buyer ***** trainee days of maintenance training ***** for the Buyer’s personnel.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 16 – Page 11/22

2.1.2	The above trainee days shall be used solely for the Maintenance training courses as defined in the Seller’s applicable Training Courses Catalog.

2.1.3	Within the trainee days allowance in Paragraph 2.1.1 above, the number of Engine Run-up courses shall be limited to *****

2.2	Line Maintenance Initial Operating Experience Training

The Seller shall provide to the Buyer *****

3.	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

3.1	For instruction at the Seller’s Training Centers or Affiliated Training Centers: ***** of instruction for ***** The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

3.2	For instruction outside of the Seller’s Training Centers or Affiliated Training Centers: *****

3.3	For practical training, *****

3.4	In the event of training being provided outside of the Seller’s Training Centers or Affiliated Training Centers specifically at the Seller’s request, Paragraph 3.1 hereabove shall be applicable to the trainee days accounting for such training.

4.	TRAINING AIDS FOR BUYER’S TRAINING ORGANISATION

The Seller shall provide to the Buyer *****:

-	***** Airbus CBT (flight and/or maintenance) Courseware related to the Aircraft type(s) as covered by this Agreement (including set of CBT Software for flight and set of CBT Software for maintenance). The detailed description of the Airbus CBT shall be provided to the Buyer at the Training Conference;

-	***** Virtual Aircraft (Walk around and Component Location) related to the aircraft type (s) as covered in this Agreement.

-	***** set of training documentation on CD-ROM;

-	***** CD-ROM of cockpit panels for training.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 16 – Page 12/22

APPENDIX B TO CLAUSE 16

APPENDIX “B” TO CLAUSE 16

MINIMUM RECOMMENDED QUALIFICATION

IN RELATION TO TRAINING REQUIREMENTS

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authorities or the specific airline policy of the trainee demand greater or additional requirements, they shall apply as prerequisites.

FLIGHT CREW Standard Transition Courses)

Captain prerequisites:

•	Previously qualified on JAR/FAR/CS 25 aircraft and commercial operations

•	Valid and Current Airline Transport Pilot License (ATPLY)

•	Previous command experience

•	Fluency in English (able to write, read and communicate at an adequately understandable level in English language)

•	Jet experience

•	Flight time :

-	1 500 hours as pilot

-	1 000 hours on JAR/FAR/CS 25 aircraft

-	200 hours experience as airline, corporate or military transport pilot

First Officer prerequisites:

•	Previously qualified on JAR/FAR/CS 25 aircraft and commercial operations

•	Aircraft and commercial operations valid and current CPL (Commercial pilot license) with Instrument rating,

•	Fluency in English (able to write, read and communicate at an adequately understandable level in English language)

•	Jet experience

•	Flight time :

-	500 hours as pilot

-	300 hours on JAR/FAR/CS 25 aircraft

-	200 hours experience as airline, corporate or military transport pilot

If the Trainee does not speak English or is not fluent enough to follow the Standard Transition course, he shall follow the Adapted language transition and provide a translator as indicated by the Seller.

If no Jet experience, both CAPTAIN and/or FIRST OFFICER must follow before entering the transition course, a dedicated “Jet Familiarization entry level course”. Such course(s), if required, shall be at the Buyer’s expense.

Clause 16 – Page 13/22

APPENDIX B TO CLAUSE 16

First type rating course

This course is designed for Ab initio pilots who do not hold an aircraft type rating on their pilot license

Pilot prerequisites

•	Valid and current CPL (commercial pilot license)

•	Valid and current Instrument Rating on multi engine aircraft

•	APTLY written examination

•	Fluency in English (able to write, read and communicate at an adequately understandable level in English language)

•	Flight experience:

-	220 hours as pilot

-	100 hours as pilot in command (PIC)

-	25 hours on multi engine aircraft (up to 10 hours can be completed in a simulator)

In addition to the above conditions and in accordance to the JAR Flight Crew Licensing (FCL) and the Airbus Training Policy, a pilot applying for a first type rating must have followed either an approved JAR Multi Crew Cooperation (MCC) program or regulatory equivalent or the “Airbus Entry Level Training (ELT) program” (combined MCC and Jet familiarization course). Such course, if required, shall be at the Buyer’s expense.

CCQ additional prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, both CAPTAIN and FIRST OFFICER must:

•	be qualified and current on the base aircraft type

•	have 150 hours minimum and 3 months minimum of operations on the base aircraft type.

TRI course additional prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, it is the responsibility of the Buyer to:

-	select instructor candidate(s) with airmanship and behaviour corresponding to the role and responsibility of an airline instructor

-	designate instructor candidate(s) with the Airbus prerequisite, which corresponds to the JAR requirements (ref JAR — FCL 1 — Requirements / Subparts H — Instructor rating (Aeroplane)

Clause 16 – Page 14/22

APPENDIX B TO CLAUSE 16

Performance and Operations personnel prerequisites

The Buyer’s performance and operations personnel shall be fluent in English (able to write, read and communicate at an adequately understandable level in English language).

All further detailed prerequisites shall be provided by the Seller to the Buyer during the Training Conference, depending on the type of training course(s) selected by the Buyer.

Maintenance Personnel prerequisites

•	Fluency in English (understanding of English (able to write, read and communicate at an adequately understandable level in English language) adequate to be able to follow the training (If this is not the case, the Buyer shall assign a minimum of one (1) translator for eight (8) trainees).

•	Technical experience in the line or/and base maintenance activity of commercial jet aircraft

Additional prerequisites for Aircraft Rigging Course

Qualification as line or line and base mechanic on one type of Airbus aircraft family

Additional prerequisites for Maintenance Initial Operating Experience

Qualification as line or line and base mechanic on the concerned Airbus aircraft type (for Course)

Maintenance Training Difference Courses additional prerequisites

In addition to the prerequisites set forth for Maintenance Personnel, the personnel shall be current and operating on the base aircraft

Clause 16 – Page 15/22

APPENDIX C TO CLAUSE 16

LICENCE FOR USE OF AIRBUS COMPUTER BASED TRAINING

APPENDIX C TO CLAUSE 16

LICENCE FOR USE OF AIRBUS COMPUTER BASED TRAINING (AIRBUS CBT)

1.	DEFINITIONS

1.1	For the purpose of this Appendix C to Clause 16, the following definitions shall apply:

1.1.1	“Airbus CBT” means the combination of the Airbus CBT Software and the Airbus CBT Courseware.

1.1.2	“Airbus CBT Courseware” means the programmed instructions that provide flight crew and maintenance training.

1.1.3	“Airbus CBT Software” means the system software that permits the use of the Airbus CBT Courseware.

1.1.4	“Student / Instructor Mode” means the mode that allows the Buyer to run the Airbus CBT Courseware.

1.1.5	“Airbus CBT Administrator Course” means the training enabling the Buyer to load and use the Airbus CBT either on stand-alone workstations or in a Server mode.

1.1.6	“Network”, means the group of the Buyer’s computers connected to each other through cables and allowing the transmission of data and instructions, which can be used by up to fifteen (15) of the Buyer’s computers so linked.

1.1.7	“Server” means the computer dedicated to the administration of a Network and on which the Airbus CBT is installed and can be reached through the Network.

1.1.8	“Technical Specification” means either the “Airbus CBT Workstation Technical Specification” or the “Airbus CBT Server Technical Specification”, as applicable.

1.1.9	“Intranet” means the Buyer’s private and local Network using the same technical protocols as Internet but which is not open to public connection.

1.1.10	“Extranet” means the network constituted of an external Intranet, allowing communication between the Buyer and certain defined external entities.

1.1.11	“User Guide” means the documentation, which may be in electronic format, designed to assist the Buyer to use the Airbus CBT.

1.2	Capitalised terms used herein and not otherwise defined in this Airbus CBT Licence shall have the meaning assigned thereto in the Agreement.

1.3	Any and all hardware required for the operation of the Airbus CBT is not part of the Airbus CBT and shall be procured under the sole responsibility of the Buyer.

Clause 16 – Page 17/22

APPENDIX C TO CLAUSE 16

The Seller shall not be responsible for any incompatibility of such hardware with the Airbus CBT.

2.	GRANT

The Seller grants the Buyer the right, pursuant to the terms and conditions herein, to use the Airbus CBT for the Term of this licence (“Airbus CBT Licence”).

3.	COPIES

Use of the Airbus CBT is limited to the number of copies delivered by the Seller to the Buyer and to the medium on which the Airbus CBT is delivered. No reproduction shall be made without the prior written consent of the Seller. Notwithstanding the above, specific rights as detailed hereafter shall be granted for respectively the Airbus CBT Software and the Airbus CBT Courseware.

3.1	Airbus CBT Software

The Buyer shall be permitted to copy the Airbus CBT Software for back-up and archiving purposes and for loading of the Airbus CBT Software exclusively on the Buyer’s workstations or Server, as applicable. In such cases, the Buyer shall advise the Seller in writing of the number of any copies made. Any other copy for any other purpose is strictly prohibited.

3.2	Airbus CBT Courseware

The Buyer shall be permitted to copy the Airbus CBT Courseware for the sole purpose of internal training of the Buyer’s personnel, explicitly such copies shall be used by the Buyer’s employees only on their laptops for training purposes.

In such cases, the Buyer shall advise the Seller in writing of the number of copies made and shall cause its employees to strictly comply with the conditions of use and the confidentiality provisions of this Airbus CBT Licence. In particular, the Buyer’s employees shall agree to use such copy for training purposes only and to make no additional copy. The Buyer shall further ensure that any copy provided to an employee is returned to the Buyer either upon request by the Buyer or upon termination of the employment of the employee. Any other copy for any other purpose is strictly prohibited.

3.3	Any copy made by the Buyer shall be performed under the sole responsibility of the Buyer. The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the Airbus CBT Software or the Airbus CBT Courseware. The Seller shall not provide revision service for any copies made.

Clause 16 – Page 18/22

APPENDIX C TO CLAUSE 16

4.	TERM

The rights under this Airbus CBT Licence shall be granted to the Buyer for as long as the Buyer operates the Seller’s Aircraft model to which the Airbus CBT Software and the Airbus CBT Courseware apply (the “Term”). At the end of the Term, the Buyer shall return the Airbus CBT and any copies thereof to the Seller, accompanied by a note certifying that the Buyer has returned all existing copies.

5.	PERSONAL ON-SITE LICENCE

The sole right granted to the Buyer under this Airbus CBT Licence is the right to use the Airbus CBT. The Airbus CBT Licence is personal to the Buyer, for its own internal use, and is non-transferable and non-exclusive.

6.	CONDITIONS OF USE

6.1	The Buyer shall:

-	do its utmost to maintain the Airbus CBT and the relating documentation in good working condition, in order to ensure the correct operation thereof;

-	use the Airbus CBT in accordance with such documentation and the User Guide, and ensure that the staff using the Airbus CBT has received the appropriate training;

-	use the Airbus CBT exclusively in the technical environment defined in the Technical Specification, except as otherwise agreed in writing between the parties;

-	use the Airbus CBT for its own internal needs and on its Network, when technically possible, only and exclusively on the machine referenced and the site declared;

-	not transmit the Airbus CBT electronically by any means, nor use the Airbus CBT on either the internet, Intranet or Extranet;

-	not alter, reverse engineer, modify or adapt the Airbus CBT, or integrate all or part of the Airbus CBT in any manner whatsoever into another software product;

-	not correct the Airbus CBT, except that such correction right may exceptionally be granted to the Buyer by the Seller in writing;

-	not translate, disassemble or decompile the Airbus CBT Software or create a software product derived from the Airbus CBT Software;

-	not attempt to or authorise a third party to discover or re-write the Airbus CBT source codes in any manner whatsoever;

Clause 16 – Page 19/22

APPENDIX C TO CLAUSE 16

-	not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights provided in the Airbus CBT by the Seller;

-	not pledge, sell, distribute, grant, sub-license, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilisation of the Airbus CBT, whether in whole or in part, for the benefit of a third party;

-	not permit any third party to use the Airbus CBT in any manner, including but not limited to, any outsourcing, loan, commercialisation of the Airbus CBT or commercialisation by merging the Airbus CBT into another software or adapting the Airbus CBT, without prior written consent from the Seller.

The Seller shall be entitled, subject to providing reasonable prior written notice thereof to the Buyer, to come and verify in the Buyer’s facilities whether the conditions specified in this Airbus CBT License are respected. This shall not however commit the responsibility of the Seller in any way whatsoever.

6.2	Use of the Airbus CBT Software

Notwithstanding Clause 6.1 above, the Buyer shall use the Airbus CBT Software for the exclusive purpose of, for the student delivery mode:

(i)	rostering students for one or several courses syllabi in order to follow students’ progression,

(ii)	rearranging courses syllabi or creating new ones using available courseware modules.

However, the Seller disclaims any responsibility regarding any course(s) that may be modified or rearranged by the Buyer.

6.3	Use of the Airbus CBT Courseware

Notwithstanding Clause 5 above, the Buyer shall use the Airbus CBT Courseware for the exclusive purpose of performing training of its personnel, or of third party personnel contracted to perform maintenance work on the Buyer’s Aircraft on behalf of the Buyer. Such training shall be performed exclusively at the Buyer’s facility or at a subcontractor’s facility if performed by Buyer’s personnel and for the Buyer’s personnel.

7.	PROPRIETARY RIGHTS AND NON DISCLOSURE

The Airbus CBT Software and Airbus CBT Courseware, the copyrights and any and all other author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the Airbus CBT Software and Airbus CBT Courseware are and shall remain with the Seller and/or its Affiliates or suppliers, as the case may

Clause 16 – Page 20/22

APPENDIX C TO CLAUSE 16

be. The Airbus CBT Software and Airbus CBT Courseware and their contents are designated as confidential. The Buyer shall not take any commercial advantage by copy or presentation to third parties of the Airbus CBT Software, the documentation, the Airbus CBT Courseware, and/or any rearrangement, modification or copy thereof.

The Buyer acknowledges the Seller’s proprietary rights in the Airbus CBT and undertakes not to disclose the Airbus CBT Software or Airbus CBT Courseware or parts thereof or their contents to any third party without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the Airbus CBT Software and Airbus CBT Courseware to the Buyer’s personnel, such disclosure is permitted only for the purpose for which the Airbus CBT Software and Airbus CBT Courseware are supplied to the Buyer under the present Airbus CBT Licence.

8.	WARRANTY

8.1	The Seller warrants that the Airbus CBT is prepared in accordance with the state of art at the date of its conception. Should the Airbus CBT be found to contain any non-conformity or defect, the Buyer shall promptly notify the Seller thereof and the sole and exclusive liability of the Seller under this Clause 8.1 shall be to correct the same at its own expense.

8.2	THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THE AIRBUS CBT LICENCE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE AIRBUS CBT DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES);

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

Clause 16 – Page 21/22

APPENDIX C TO CLAUSE 16

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR THE AIRBUS CBT DELIVERED HEREUNDER.

THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMITY OR DEFECT IN THE AIRBUS CBT DELIVERED UNDER THIS AGREEMENT.

FOR THE PURPOSES OF THIS CLAUSE 8.2, “THE SELLER” SHALL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

9.	Copyright Indemnity

The Licensor shall defend and indemnify the Licensee against any claim that the normal use of the Software infringes the intellectual property rights of any third party, provided that the Licensee:

•	Immediately notifies the Licensor of any such claim;

•	Makes no decision or settlement of any claim;

•	Allows the Licensor to have sole control over all negotiations for its settlement;

•	Gives the Licensor all reasonable assistance in connection therewith.

Should the Licensee be prevented from using the Software by any enforceable court decision, the Licensor shall at its own costs and at its choice either modify the Software to avoid infringement or obtain for the Licensee the right to use the Software.

Clause 16 – Page 22/22

Appendix 1.1 to Exhibit A

STANDARD SPECIFICATION Ref. *****

All prices are in USD at Delivery Conditions *****

EPAC Ref.	Title	Price per Aircraft USD D.C. *****
	Introduction of A319-100 Standard Specification at *****	*****

ATA 02	Certification
02.10.*****	*****	*****
02.10.*****	*****	*****
02.10.*****	*****	*****
02.10.*****	*****	*****
02.10.*****	*****	*****
02.12.*****	*****	*****
02.12.*****	*****	*****
02.35.*****	*****	*****
02.35.*****	*****	*****
02.40.*****	*****	*****

ATA 03	Weights
03.20.*****	*****	*****
03.20.*****	*****	*****

ATA 11	Placards and markings
11.00.*****	*****	*****
11.00.*****	*****	*****
11.00.*****	*****	*****
11.00.*****	*****	*****
11.20.*****	*****	*****
11.30.*****	*****	*****
11.30.*****	*****	*****
11.30.*****	*****	*****
11.30.*****	*****	*****
11.20.*****	*****	*****
11.20.*****	*****	*****
11.20.*****	*****	*****
11.20.*****	*****	*****
11.20.*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.1 to Exhibit A

ATA 21	Air conditioning
21.27.*****	*****	*****
21.27.*****	*****	*****
21.30.*****	*****	*****
21.50.*****	*****	*****

ATA 22	Auto flight
22.70. *****	*****	*****

ATA 23	Communications
23.73.*****	*****	*****
23.00.*****	*****	*****
23.11.*****	*****	*****
23.13.*****	*****	*****
23.50.*****	*****	*****
23.51.*****	*****	*****
23.71.*****	*****	*****
*****	*****	*****
23.36.*****	*****	*****
23.36.*****	*****	*****
*** **	*****	*****

ATA 24	Electrical power
24.00.*****	*****	*****
	*****	*****

ATA 25	Cabin & cockpit
*****	*****	*****
	*****	*****
	*****	*****
25.24.*****	*****	*****
*****	*****	*****
25.50.*****	*****	*****
25.61.*****	*****	*****
25.45.*****	*****	*****
25.28.*****	*****	*****
25.35.*****	*****	*****
25.35.*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.1 to Exhibit A

25.35.*****	*****	*****
25.45.*****	*****	*****
25.67.*****	*****	*****
25.28.*****	*****	*****
	*****	*****

ATA 26	Fire protection
26.21.*****	*****	*****

ATA 27	Flight Controls
27.92. *****	*****	*****

ATA 29	Hydraulic Power
29.10.*****	*****	*****
29.21.*****	*****	*****

ATA 30	Ice and Rain Protection
30.11.*****	*****	*****

ATA 31	Indicating/Recording
31.33.*****	*****	*****
31.33.*****	*****	*****
31.52.*****	*****	*****
31.60.*****	*****	*****

ATA 32	Landing gear
32.00.*****	*****	*****
32.10.*****	*****	*****
32.40.*****	*****	*****
32.41.*****	*****	*****
32.41.*****	*****	*****
32.48.*****	*****	*****

ATA 33	Lights
33.50.*****	*****	*****

ATA 34	Navigation
34.10.*****	*****	*****
34.13.*****	*****	*****
34.13.*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.1 to Exhibit A

34.20.*****	*****	*****
34.41.*****	*****	*****
34.42.*****	*****	*****
34.42.*****	*****	*****
34.43.*****	*****	*****
34.48.*****	*****	*****
34.48.*****	*****	*****
34.48.*****	*****	*****
34.50.*****	*****	*****
34.58.*****	*****	*****

ATA 35	Oxygen
35.11.*****	*****	*****
35.20.*****	*****	*****
35.21.*****	*****	*****
35.31.*****	*****	*****

ATA 36	Pneumatic
36.110.*****	*****	*****

ATA 38	Water/Waste
38.41.*****	*****	*****
38.10.*****	*****	*****

ATA 46	ATSU
46.21.*****	*****	*****

ATA 49	APU
49.00.*****	*****	*****

ATA 51	Structure
51.22.*****	*****	*****

ATA 52	Doors
52.51.*****	*****	*****

ATA 55	Stabilizers
55.30.*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.1 to Exhibit A

ATA 56	Windows
56.10.*****	*****	*****
56.10.*****	*****	*****

ATA 72	Engines
72.00.*****	*****	*****

	TOTAL USD per Aircraft D.C. *****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.2 to Exhibit A

STANDARD SPECIFICATION Ref. *****

All prices are in USD at Delivery Conditions *****

EPAC Ref.	Title	Price per Aircraft USD D.C. *****
	Introduction of A320-200 Standard Specification at *****	*****

ATA 02	Certification
02.10.*****	*****	*****
02.10.*****	*****	*****
02.10.*****	*****	*****
02.10.*****	*****	*****
02.10.*****	*****	*****
2.12.*****	*****	*****
02.12.*****	*****	*****
02.35.*****	*****	*****
02.35.*****	*****	*****
02.40.*****	*****	*****

ATA 03	Weights
03.20.*****	*****	*****
03.20.*****	*****	*****

ATA 11	Placards and markings
11.00.*****	*****	*****
11.00.*****	*****	*****
11.00.*****	*****	*****
11.00.*****	*****	*****
11.20.*****	*****	*****
11.30.*****	*****	*****
11.30.*****	*****	*****
11.30.*****	*****	*****
11.30.*****	*****	*****
11.20.*****	*****	*****
11.20.*****	*****	*****
11.20.*****	*****	*****
11.20.*****	*****	*****
11.20.*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.2 to Exhibit A

ATA 21	Air conditioning
1.27.*****	*****	*****
21.27.*****	*****	*****
21.30.*****	*****	*****
21.50.*****	*****	*****

ATA 22	Auto flight
22.70.*****	*****	*****

ATA 23	Communications
23.73.*****	*****	*****
23.00.*****	*****	*****
23.11.*****	*****	*****
23.13.*****	*****	*****
23.50.*****	*****	*****
23.51.*****	*****	*****
23.71.*****	*****	*****
*****	*****	*****
23.36.*****	*****	*****
23.36.*****	*****	*****
	*****	*****

ATA 24	Electrical power
24.00.*****	*****	*****
	*****	*****

ATA 25	Cabin & cockpit
	*****	*****
	*****	*****
	*****	*****
25.24.*****	*****	*****
*****	*****	*****
25.50.*****	*****	*****
25.61.*****	*****	*****
25.45.*****	*****	*****
25.28.*****	*****	*****
25.35.*****	*****	*****
25.35.*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.2 to Exhibit A

25.35.*****	*****	*****
25.45.*****	*****	*****
25.67.*****	*****	*****
*****	*****	*****
25.28.*****	*****	*****
	*****	*****

ATA 26	Fire protection
26.21.*****	*****	*****

ATA 27	Flight Controls
27.92.*****	*****	*****

ATA 29	Hydraulic Power
29.10.*****	*****	*****
29.21.*****	*****	*****

ATA 30	Ice and Rain Protection
30.11.*****	*****	*****

ATA 31	Indicating/Recording
31.33.*****	*****	*****
31.33.*****	*****	*****
31.52.*****	*****	*****
31.60.*****	*****	*****

ATA 32	Landing gear
32.00.*****	*****	*****
32.10.*****	*****	*****
32.40.*****	*****	*****
32.41.*****	*****	*****
32.41.*****	*****	*****
32.48.*****	*****	*****

ATA 33	Lights
33.50.*****	*****	*****

ATA 34	Navigation
34.10.*****	*****	*****
34.13.*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.2 to Exhibit A

34.13.*****	*****	*****
34.20.*****	*****	*****
34.41.*****	*****	*****
34.42.*****	*****	*****
34.42.*****	*****	*****
34.43.*****	*****	*****
34.48.*****	*****	*****
34.48.*****	*****	*****
34.48.*****	*****	*****
34.50.*****	*****	*****
34.58.****	*****	*****

ATA 35	Oxygen
3.11.*****	*****	*****
35.20.*****	*****	*****
35.21.*****	*****	*****
35.31.*****	*****	*****

ATA 36	Pneumatic
36.110.*****	*****	*****

ATA 38	Water/Waste
38.41.*****	*****	*****
38.10.*****	*****	*****

ATA 46	ATSU
46.21.*****	*****	*****

ATA 49	APU
9.00.*****	*****	*****

ATA 51	Structure
51.22.*****	*****	*****

ATA 52	Doors
52.51.*****	*****	*****

ATA 55	Stabilizers
55.30.*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.2 to Exhibit A

ATA 56	Windows
56.10.*****	*****	*****
56.10.*****	*****	*****

ATA 72	Engines
72.00.*****	*****	*****

	TOTAL USD per Aircraft D.C. *****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.3 to Exhibit A

STANDARD SPECIFICATION Ref. *****

All prices are in USD at Delivery Conditions *****

EPAC Ref.	Title	Price per Aircraft USD D.C.*****
	Introduction of A321-200 Standard Specification at *****	*****

ATA 02	Certification
02.10.*****	*****	*****
02.10.*****	*****	*****
02.10.*****	*****	*****
02.10.*****	*****	*****
02.10.*****	*****	*****
02.12.*****	*****	*****
02.12.*****	*****	*****
02.35.*****	*****	*****
02.35.*****	*****	*****
02.40.*****	*****	*****

ATA 03	Weights
03.20.*****	*****	*****

ATA 11	Placards and markings
11.00.*****	*****	*****
11.00.*****	*****	*****
11.00.*****	*****	*****
11.00.*****	*****	*****
11.20.*****	*****	*****
11.30.*****	*****	*****
11.30.*****	*****	*****
11.30.*****	*****	*****
11.30.*****	*****	*****
11.20.*****	*****	*****
11.20.*****	*****	*****
11.20.*****	*****	*****
11.20.*****	*****	*****
11.20.*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.3 to Exhibit A

ATA 21	Air conditioning
21.27.*****	*****	*****
21.27.*****	*****	*****
21.30.*****	*****	*****
21.50.*****	*****	*****

ATA 22	Auto flight
22.70.*****	*****	*****

ATA 23	Communications
23.73.*****	*****	*****
23.00.*****	*****	*****
23.11.*****	*****	*****
23.13.*****	*****	*****
23.50.*****	*****	*****
23.51.*****	*****	*****
23.71.*****	*****	*****
*****	*****	*****
23.36.*****	*****	*****
23.36.*****	*****	*****
*****	*****	*****

ATA 24	Electrical power
24.00.*****	*****	*****
	*****	*****

ATA 25	Cabin & cockpit
*****	*****	*****
	*****	*****
	*****	*****
25.24.*****	*****	*****
*****	*****	*****
25.50.*****	*****	*****
25.61.*****	*****	*****
25.45.*****	*****	*****
25.28.*****	*****	*****
25.35.*****	*****	*****
25.35.*****	*****	*****
25.36.*****	*****	*****
25.45.*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.3 to Exhibit A

25.67.*****	*****	*****
25.28.*****	*****	*****
	*****	*****

ATA 26	Fire protection
26.21.*****	*****	*****

ATA 27	Flight Controls
27.92.*****	*****	*****

ATA 29	Hydraulic Power
29.10.*****	*****	*****
29.21.*****	*****	*****

ATA 30	Ice and Rain Protection
30.11.*****	*****	*****

ATA 31	Indicating/Recording
31.33.*****	*****	*****
31.33.*****	*****	*****
31.52.*****	*****	*****
31.60.*****	*****	*****

ATA 32	Landing gear
32.00.*****	*****	*****
32.10.*****	*****	*****
32.40.*****	*****	*****
32.41.*****	*****	*****
32.41.*****	*****	*****
32.48.*****	*****	*****

ATA 33	Lights
33.50.*****	*****	*****

ATA 34	Navigation
34.10.*****	*****	*****
34.13.*****	*****	*****
34.13.*****	*****	*****
34.20.*****	*****	*****
34.41.*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.3 to Exhibit A

34.42.*****	*****	*****
34.42.*****	*****	*****
34.41*****	*****	*****
34.48.*****	*****	*****
34.48.*****	*****	*****
34.48.*****	*****	*****
34.50.*****	*****	*****
34.58.*****	*****	*****

ATA 35	Oxygen
35.11.*****	*****	*****
35.20.*****	*****	*****
35.5.*****	*****	*****
35.31.*****	*****	*****

ATA 36	Pneumatic
36.110.*****	*****	*****

ATA 38	Water/Waste
38.41.*****	*****	*****
38.10.*****	*****	*****

ATA 46	ATSU
46.21.*****	*****	*****

ATA 49	APU
49.00.*****	*****	*****

ATA 51	Structure
51.22.*****	*****	*****

ATA 52	Doors
52.51.*****	*****	*****

ATA 55	Stabilizers
55.30.*****	*****	*****

ATA 56	Windows
56.10.*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Appendix 1.3 to Exhibit A

56.10.*****	*****	*****

ATA 72	Engines
72.00.*****	*****	*****

	TOTAL USD per Aircraft D.C. *****	$1,348,800.00

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

a)	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Seller Furnished Equipment listed in the Specification.

17.1.2	These agreements are based on the “World Airlines Suppliers Guide” and include Supplier commitments as contained in the “Supplier Product Support Agreements” which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller shall recommend that software data, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual, such data shall be provided in compliance with the applicable ATA Specification.

17.1.2.2	Warranties and guarantees including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements.

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel.

17.1.2.4	Spares data in compliance with ATA 200/2000 Specification, initial provisioning recommendations, spare parts and logistic service including routine and expedited deliveries.

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

b)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 17 – Page 1/1

18	BUYER FURNISHED EQUIPMENT

c)	Administration

18.1.1	***** the Seller shall install on each Aircraft those items of equipment which are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that they are referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at time of ordering of the concerned BFE.

The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

The Seller shall also furnish in due time to the Buyer a schedule of dates and indication of shipping addresses for delivery of BEE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer shall provide such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

The Buyer shall also cause to provide, when requested by the Seller, at AIRBUS FRANCE S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS DEUTSCHLAND GmbH, Division Hamburger Flugzeugbau Works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2	The Seller shall be entitled to refuse any item of BFE which it considers incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

18.1.3	The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt industriel pour fabrication coordonnée” or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 18 – Page 1/3

Shipping Addresses:

AIRBUS FRANCE S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

or

AIRBUS DEUTSCHLAND GmbH

Division Hamburger Flugzeugbau

Kreetslag 10

21129 HAMBURG

FEDERAL REPUBLIC OF GERMANY

as provided in Clause 18.1.

18.1.4	*****

d)	Aviation Authorities’ Requirements

The Buyer is responsible for, at its expense, and warrants that BFE shall be manufactured by a qualified supplier, shall meet the requirements of the applicable Specification, shall comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, shall be approved by the Aviation Authorities delivering the Export Certificate of Airworthiness and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft.

e)	Buyer’s Obligation and Seller’s Remedies

18.1.5	Any delay or failure in complying with the foregoing warranty or in providing the descriptive information or service representatives mentioned in Clause 18.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs, attributable to such delay or failure such as storage, taxes, insurance and costs of out-of-sequence installation.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 18 – Page 2/3

18.1.6	Further, in any such event, the Seller may:

(i)	select, purchase and install an equipment similar to the involved one, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

(ii)	if the BFE shall be so delayed by more than ***** or unapproved within ***** deliver the Aircraft without the installation of such equipment, notwithstanding the terms of Clause 7 insofar as it may otherwise have applied, and the Seller shall thereupon be relieved of all obligations to install such equipment. The Buyer may also elect to have the Aircraft so delivered.

f)	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 18 – Page 3/3

19	INDEMNIFICATION AND INSURANCE

g)	Indemnities Relating to Inspection, Technical Acceptance Process and Ground Training

19.1.1	The Seller shall, except in case of gross negligence or wilful misconduct of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	loss of, or damage to, the Seller’s property;

(ii)	injury to, or death of, the directors, officers, agents or employees of the Seller;

(iii)	any damage caused by the Seller to third parties arising out of, or in any way connected with, any ground check, check or controls under Clause 6 or Clause 8 of this Agreement, the Seller Representative Services and/or Ground Training Services; and

(iv)	any damage caused by the Buyer and/or the Seller to third parties arising out of, or in any way connected with, technical acceptance flights under Clause 8 of this Agreement.

19.1.2	The Buyer shall, except in case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	loss of, or damage to, the Buyer’s property;

(ii)	injury to, or death of the directors, officers, agents or employees of the Buyer; and

(iii)	any damage caused by the Buyer to third parties arising out of, or in any way connected with, any ground check, check or controls under Clause 6 or Clause 8 of this Agreement, the Seller Representative Services and/or Ground Training Services.

h)	Indemnities Relating to Training on Aircraft after Delivery

19.1.3	The Buyer shall, except in the case of gross negligence or wilful misconduct of the Seller, its directors, officers, agents and employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their

Clause 19 – Page 1/3

respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) incident thereto or incident to successfully establishing the right to indemnification in respect of:

(i)	injury to, or death of, any person (including any of the Buyer’s directors, officers, agents and employees, but not directors, officers, agents and employees of the Seller); and

(ii)	loss of, or damage to, any property and for loss of use thereof (including the aircraft on which the Aircraft Training Services are performed), arising out of, or in any way connected with, the performance of any Aircraft Training Services.

19.1.4	The foregoing indemnity shall not apply with respect to the Seller’s legal liability towards any person other than the Buyer, its directors, officers, agents or employees arising out of an accident caused solely by a product defect in the Aircraft delivered to and accepted by the Buyer hereunder.

i)	Indemnities relating to Seller Representatives Services

The Buyer shall be solely liable for, and shall indemnify and hold harmless the Seller, its officers, agents, subcontractors and employees from and against all liabilities, damages, losses, costs and expenses (including all reasonable attorneys’ fees and costs, damages or fees necessary for the establishment of a right to indemnification if such right is successfully established) for all injuries to and death of persons excepting injuries to and death of the Seller’s Representatives Services, and for loss of or damage to property howsoever arising out of or in connection with performance of the Seller’s Representatives Services, except when due to gross negligence or wilful misconduct of the Seller, its directors, agents or employees.

The Seller hereby indemnifies and holds harmless the Buyer, its officers, agents, subcontractors and employees from and against all liabilities, damages, losses, costs and expenses (including all reasonable attorneys’ fees and costs, damages or fees necessary for the establishment of a right to indemnification if such right is successfully established) for injuries to or death of Seller’s said representatives during the performance of Seller’s Representatives Services, except when due to gross negligence or wilful misconduct of the Buyer, its directors, agents or employees.

j)	Insurances

To the extent of the Buyer’s undertaking set forth in Clause 19.2.1, for all training periods on aircraft, the Buyer shall:

(i)	cause the Seller and its directors, officers, agents, employees, Affiliates and sub-contractors to be named as additional insureds under the Buyer’s

Clause 19 – Page 2/3

Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils such insurance shall include the AVN 52E Extended Coverage Endorsement Aviation Liabilities as well an additional coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance; and

(ii)	with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller and its directors, officers, agents, employees, Affiliates and sub-contractors.

Any applicable deductible shall be borne by the Buyer.

With respect to the above policies, the Buyer shall furnish to the Seller, not less than ***** prior to the start of any such training period, certificates of insurance from the Buyer’s insurance broker(s), in English, evidencing the limit of liability cover and period of insurance in a form acceptable to the Seller certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller;

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller; and

(iii)	under any such cover, all rights of subrogation against the Seller, its directors, officers, agents, employees, Affiliates and sub-contractors, and their respective insurers, have been waived to the extent of the Buyer’s undertaking and specifically referring to Clause 19.2.1 and to this Clause 19.4.

k)	Notice of Claims

If any claim is made or suit is brought against either party (or its respective directors, officers, agents, employees, Affiliates and sub-contractors) for damages for which liability has been assumed by the other party in accordance with the provisions of this Agreement, the party against which a claim is so made or suit is so brought shall promptly give notice to the other party, and the latter shall (unless otherwise requested by the party against which a claim is so made or suit is so brought, in which case the other party nevertheless shall have the right to) assume and conduct the defence thereof, or effect any settlement which it, in its opinion, deems proper.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 19 – Page 3/3

20	TERMINATION

l)	*****

m)	*****

n)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 20 – Page 1/2

All costs referred to in Clause 9.2.3 and relating to the period between the notified date of delivery (as referred to in Clause 9.2.3) and the date of termination of all or part of this Agreement shall be borne by the Buyer.

o)	Termination for Default under other Agreements

If the Buyer fails to perform or comply with any payment obligation in excess of ***** US Dollar (USD *****), expressed to be assumed by it in any Other Agreement between the Buyer and the Seller or any of its Affiliates and such failure is not remedied within ***** after the Seller has given notice thereof to the Buyer, then the Seller may, by written notice, terminate all or part of this Agreement.

p)	General

20.1.1	To the full extent permitted by law, the termination of all or part of this Agreement pursuant to Clauses 20.1, 20.2, 20.3 and 20.4 shall become effective immediately upon receipt by the relevant party of the notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

20.1.2	The right for either party under Clause 20.1 and for the Seller under Clauses 20.2, 20.3, and 20.4 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.1.3	If the party taking the initiative of terminating this Agreement decides to terminate part of it only, the notice sent to the other party shall specify those provisions of this Agreement which shall be terminated.

20.1.4	In the event of termination of this Agreement following a default from the Buyer, including but not limited to a default under Clauses 20.1, 20.2, 20.3 and 20.4, the Seller without prejudice to any other rights and remedies available under this Agreement or by law, shall be entitled to retain from the Predelivery Payments, deposits, option fees and any other monies paid by the Buyer to the Seller under this Agreement an amount equal to the substantiated losses and damages incurred by the Seller and corresponding to the Aircraft, services, data and other items covered by such termination and the balance of such Predelivery Payments, deposits, option fees and any other monies paid by the Buyer to the Seller under this Agreement and not so retained shall be returned to the Buyer. The Seller shall use reasonable efforts to mitigate the amount of any such losses and damages.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 20 – Page 2/2

21	ASSIGNMENTS AND TRANSFERS

q)	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the Seller, which shall not unreasonably be withheld.

21.1.1	Assignments for Predelivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in order to provide security for the financing of any Predelivery Payments subject to such assignment being in form and substance reasonably acceptable to the Seller.

21.1.2	Assignments for Delivery Financing or Refinancing

The Buyer shall be entitled to assign its rights under this Agreement at any time in connection with the financing of its obligation to pay the Final Price or any refinancing of indebtedness secured by the Aircraft subject to such assignment being in form and substance reasonably acceptable to the Seller.

21.1.3	Assignments to a Buyer’s Affiliate

*****

r)	Assignments by Seller

The Seller may at any time sell, assign, novate or transfer its rights and obligations under this Agreement to any person, provided such sale, assignment or transfer be notified to Buyer and shall not have a material adverse effect on any of Buyer’s rights and obligations under this Agreement nor additional costs or expenses for the Buyer.

s)	Post-delivery Sale or Lease of Aircraft

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Clause 21 – Page 1/1

22	MISCELLANEOUS PROVISIONS

t)	Data Retrieval

The Buyer shall provide the Seller, as the Seller may reasonably request, with all the necessary data as customarily compiled by the Buyer and pertaining to the operation of the Aircraft to assist the Seller in making efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

u)	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail, or courier (tracking receipt requested) or by facsimile, to be confirmed by subsequent registered mail, and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a business day notice shall be deemed to have been received on the first following business day, shall be deemed to be the effective date of such notice or request.

Seller’s address for notices is:

AIRBUS

Attn. To V. P. Contracts

Rond-Point Maurice Bellonte

31707 Blagnac Cedex

France

Buyer’s address for notices is:

CONTROLADORA VUELA

COMPANIA DE AVIACION, S. A. de C.V.

Blvd. Manuel Avila Camacho 36 Piso 22

Lomas de Chapultepec

Mexico, D.F.

MEXICO

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

Clause 22 – Page 1/4

v)	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

w)	Law and Jurisdiction

22.1.1	This Agreement shall be governed by and construed in accordance with the laws of France.

22.1.2	Any dispute arising out of or in connection with this Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

x)	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this transaction.

y)	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

z)	Alterations to Contract

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

Clause 22 – Page 2/4

aa)	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

bb)	Counterparts

This Agreement has been executed in two (2) original copies.

Notwithstanding the above, this Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

cc)	Confidentiality

This Agreement including any Exhibits, other documents or data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under the Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof.

In particular, both parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Agreement are strictly personal and exclusive to the Buyer, including in particular, but not limited to, the Aircraft pricing (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,

(ii)	the extent of the Personal Information subject to disclosure,

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Clause 22 – Page 3/4

Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 22.10 shall survive any termination of this Agreement for a period of *****

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of		For and on behalf of

CONTROLADORA VUELA COMPANIA DE AVIACION, S. A. de C.V.		AIRBUS S.A.S.

Name:	/s/ Carlos Mendoza	Name:	/s/ Christian Scherer
Title:	Legal Representative	Title:	Senior Vice-President Transactions and Control Deputy Head of Commercial

Name:	/s/ Luis Rubio
Title:	Legal Representative

Clause 22 – Page 4/4

EXHIBIT B

FORM OF SPECIFICATION CHANGE NOTICE

Exhibit B – Page 1/1

EXHIBIT C

PART 1	AIRFRAME PRICE REVISION FORMULA

1.	Basic Price

The Airframe Basic Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2.	Base Period

The Airframe Basic Price has been established in accordance with the average economic conditions prevailing in ***** as defined by “ECIb” and “ICb” index values indicated hereafter.

“ECIb” and “ICb” index values indicated herein shall not be subject to any revision.

3.	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI SIC 3721W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 6, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, standard; industrial classification code SIC 3721, base month and year June 1989 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: ECU28102i.

Material Index: “Industrial commodities” (hereinafter referred to as “IC”) as published in “Producer Price Indexes” (Table 6. Producer price indexes and percent changes for commodity groupings and individual items).

(Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4.	Revision Formula

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C1 – Page 1/3

PART 1	AIRFRAME PRICE REVISION FORMULA

*****

5.	General Provisions

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient (ECIn/ECIb) and (ICn/ICb) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C1 – Page 2/3

PART 1	AIRFRAME PRICE REVISION FORMULA

5.2	Substitution of Indexes for Airframe Price Revision Formula

If;

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller and the Buyer shall select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilisation of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the basic prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

Exhibit C1 – Page 3/3

PART 2	INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

1.	Reference Price of the Engines

The Reference Price of a set of two (2) INTERNATIONAL AERO ENGINES V2522-A5 Engines is:

*****

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2.	Reference Period

The above Reference Prices have been established in accordance with the ***** as defined, according to INTERNATIONAL AERO ENGINES by the ECIb and ICb index values indicated in Clause 4 of this Exhibit C.

3.	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI SIC 3721W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 6, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 = 100).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C2 – Page 1/3

PART 2	INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

The quarterly value released for a certain month *****

Index code for access on the Web site of the US Bureau of Labor Statistics: ECU28102i.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4.	Revision Formula

*****

5.	General Provisions

5.1	Roundings

(i)	ECIn and ICn shall be calculated to the nearest tenth (1 decimal)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C2 – Page 2/3

PART 2	INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

(ii)	Each quotient (ECIn/ECIb) and (ICn/ICb) shall be calculated to the nearest ten-thousandth (4 decimals).

(iii)	The final factor shall be rounded to the nearest ten-thousandth (4 decimals),

If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the nearest higher figure.

After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

If no final index values are available for any of the applicable month, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result,

5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Price Indexes to the Fifth (5th), Sixth(6th) and Seventh (7th) months averaged prior to the scheduled Aircraft Delivery.

5.5	Limitation

Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.

Exhibit C2 – Page 3/3

PART 3	PROPULSION SYSTEMS PRICE REVISION FORMULA

CFM INTERNATIONAL

1.	Reference Price of the Propulsion Systems

The Reference Price of a set of CFM INTERNATIONAL Engines CFM 56-5B5/P. excluding nacelles and thrust reversers is:

*****

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 of this part 3 of Exhibit C.

2.	Reference Period

The above Reference Prices have been established in accordance with the ***** as defined by CFM INTERNATIONAL by the Reference Composite Price Index (CPIb) of *****

3.	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI SIC 3721W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 6, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 = 100.)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C3 – Page 1/3

PART 3	PROPULSION SYSTEMS PRICE REVISION FORMULA

CFM INTERNATIONAL

The quarterly value released for a certain month *****

Index code for access on the Web site of the US Bureau of Labor Statistics: ECU28102i.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4.	Revision Formula

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C3 – Page 2/3

PART 3	PROPULSION SYSTEMS PRICE REVISION FORMULA

CFM INTERNATIONAL

5.	General Provisions

5.1	Roundings

(i)	The Material index average (ICn) shall be rounded to the nearest second decimal place and the labor index average (ECIn) shall be rounded to the nearest first decimal place:

(ii)	CPIn shall be rounded to the nearest second decimal place.

(iii)	The final factor (CPIn/148:84) shall be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes:

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any to these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be *****

5.5	Limitations

Should the *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C3 – Page 3/3

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of the A 320 Family Purchase Agreement dated 28th October 2005 and made between CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V and AIRBUS S.A.S., as amended (the “Purchase Agreement”), the acceptance tests relating to the A 319-100 aircraft, Manufacturer’s Serial Number: [ ], Registration Marks: [ ] (the “Aircraft”), have taken place at Blagnac (or Hamburg) Works on the [ ] day of [ ].

In view of said tests having been carried out with satisfactory results, CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby waived.

The [         ] day of [         ]

CONCESIONARIA VUELA

COMPAÑÍA DE AVIACIÓN, S. A. de C.V

By:

Its:

Exhibit D Page 1/1

EXHIBIT E

BILL OF SALE

Know all men by these presents that Airbus S.A.S. (the “Seller”), a “société par actions simplifiée” existing under French law and whose address is 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE, this [ ] 2006, is the owner of the title to the following airframe (the “Airframe”), the engines as specified (the “Engines”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding Buyer Furnished Equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	ENGINES:

AIRBUS Model A319-100	International Aero Engine Model V2522-A5

MANUFACTURER’S	ENGINE SERIAL NUMBERS:
SERIAL NUMBER: [ ]	LH: [ ]
RH: [ ]

REGISTRATION MARKS: [ ]

and has such title to the BFE as was acquired by it from CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V as confirmed in a bill of sale dated [    ] (the “BFE Bill of Sale”).

The Airframe, Engines and Parts are hereafter together referred to as the Aircraft (the “Aircraft”).

The Seller confirms that it did this [ ] day of [    ] sell, transfer and deliver all of its above described rights, title and interest to the Aircraft and the BFE to the following company and to its successors and assigns forever, said Aircraft to be the property thereof:

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V

The Seller hereby warrants to the Buyer, its successors and assigns that it had this day (i) good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever and (ii) such title to the BFE as Seller has acquired from CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V pursuant to the BFE Bill of Sale:

This Bill of Sale shall be governed by and construed in accordance with the laws of France.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this                      day of [    ] 2006.

Exhibit E Page 1/2

AIRBUS S.A.S:

By:

Title:

Signature:

Exhibit E Page 2/2

EXHIBIT F

EXHIBIT F

SERVICE LIFE POLICY

ITEMS OF PRIMARY STRUCTURE

Exhibit F – Page 1/4

SELLER SERVICE LIFE POLICY

1.	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder:

2.	WINGS—CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1	Wing Structure

2.1.1	Spars

2.1.2	Ribs and stringers inside the wing box

2.1.3	Upper and lower wing skin panels of the wing box

2.2	Fittings

2.2.1	Support structure and attachment fittings for the flap structure

2.2.2	Support structure and attachment fitting for the engine pylons

2.2.3	Support structure and attachment fitting for the main landing gear

2.2.4	Support structure and attachment fitting for the center wing box

2.3	Auxiliary Support Structure

2.3.1	For the slats:

2.3.1.1	Ribs supporting the track rollers on wing box structure

2.3.1.2	Ribs supporting the actuators on wing box structure

2.3.2	For the ailerons:

2.3.2.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.2.2	Actuator fittings on wing box rear spar or shroud box

2.3.3	For airbrakes, spoilers, lift dumpers:

2.3.3.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.3.2	Actuator fittings on wing box rear spar or shroud box

2.4	Pylon

2.4.1	For the Pylon Main Structural Box

2.4.1.1	Spars

Exhibit F – Page 2/4

2.4.1.2	Ribs

2.4.1.3	Skin, doublers and stiffeners

2.4.1.4	Support structure and attachment fitting for engine supports

3.	FUSELAGE

3.1	Fuselage structure

3.1.1	Fore and aft bulkheads

3.1.2	Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3	Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4	Window and windscreen attachment structure but excluding transparencies

3.1.5	Passenger and cargo doors internal structure

3.1.6	Sills, excluding scuff plates, and upper beams surrounding passenger and cargo door apertures

3.1.7	Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8	Keel beam structure

3.2	Fittings

3.2.1	Landing gear support structure and attachment fitting

3.2.2	Support structure and attachment fittings for the vertical and horizontal stabilizers

3.2.3	Support structure and attachment fitting for the APU

4.	STABILIZERS

4.1	Horizontal Stabilizer Main Structural Box

4.1.1	Spars

4.1.2	Ribs

4.1.3	Upper and lower skins and stringers

4.1.4	Support structure and attachment fitting to fuselage and trim screw actuator

Exhibit F – Page 3/4

4.1.5	Elevator support structure

4.1.5.1	Hinge bracket

4.1.5.2	Servo control attachment brackets

4.2	Vertical Stabilizer Main Structural Box

4.2.1	Spars

4.2.2	Ribs

4.2.3	Skins and stringers

4.2.4	Support structure and attachment fitting to fuselage

4.2.5	Rudder support structure

4.2.5.1	Hinge brackets

4.2.5.2	Servocontrol attachment brackets

5.	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit F – Page 4/4

EXHIBIT G

EXHIBIT G

TECHNICAL DATA INDEX

Exhibit G – Page 1/14

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA Specification 2200 (iSpec2200), Information Standards for Aviation Maintenance (Revision 2003).

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be available:

-	ON-LINE (ON) through the relevant Service on Airbus Customer Portal, and / or

-	OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g.; CD or DVD).

FORMAT (Form)

Following Data formats can be used:

-	SGML—Standard Generalized Mark-up Language: which allows further data processing by the Buyer.

-	XML—Evolution of the SGML format to cope with WEB technology requirements.

-	PDF (PDF)—Portable Document Format allowing data consultation.

-	Advanced Consultation Tool—refers to Technical Data Consultation application that offers advanced consultation & navigation functionality compared with PDF: Both browser software & Technical Data are packaged together.

-	P1 / P2, refers to manuals printed on one side, or both sides of the sheet.

-	CD-P—refers to CD-Rom including Portable Document Format (PDF) Data.

Exhibit G – Page 2/14

TYPE    C   CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

              G   GENERIC: Refers to manuals that are applicable for all Airbus aircraft types/models/series.

              E   ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)	Self-explanatory for physical media.

DELIVERY (Deliv)

Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

The number of days indicated shall be rounded up to the next regular revision release date.

Exhibit G – Page 3/14

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
OPERATIONAL MANUALS AND DATA

Flight Crew Operating Manual	FCOM	OFF	P2	C	*****	*****	Per crew quantity / Plus one copy per Aircraft at Delivery

	FCOM	OFF	CD-P	C	*****	*****	PDF is fallback solution to paper for on-ground consultation only

	FCOM	ON	Advanced Consultation Tool	C	*****	*****

	FCOM	OFF	Advanced Consultation Tool on C	C	*****	*****	FCOM Module including OEB & TR download consultation

	FCOM	OFF	SGML	C	*****	*****	SGML shall be used to process Buyer’s own FCOM for delivery to flight crew Applicable for SA and LR Aircraft.

Flight Crew Training Manual	FCTM	OFF	CD-P	C	*****	*****	FCTM is a supplement to FCOM / a “Pilot’s guide” for use in training and in operations

	FCTM	OFF	XML	C	*****	*****	XML data for further processing/customization by the Buyer

Flight Manual	FM	OFF	P2	C	*****	*****	Plus one copy per Aircraft at Delivery

Master Minimum Equipment List	MMEL	OFF	P2	C	*****	*****	Per crew quantity / Plus one copy per Aircraft at Delivery

	MMEL	OFF	CD-P	C	*****	*****	PDF CD is fallback solution to paper for on-ground consultation only (For Temporary Revisions & OEB’s, refer to paper)

	MMEL	OFF	SGML	C	*****	*****	Applicable for SA and LR Aircraft. SGML data, including Parts 1 and 2, for further processing by the Buyer. Recommended for issue of MEL by using the ADOC Starter Pack (for conversion of SGML Data to e.g. Framemaker or MS Word RTF format)

Quick Reference Handbook (if required by Airworthiness Authorities)	QRH	OFF	P2 CD-P	C	*****	*****	Per crew quantity / Plus one copy per Aircraft at Delivery

Trim Sheet	TS	OFF	Word Doc	C	*****	*****	Office Automation format (.doc) for further processing by the Buyer

WB = Wide Body: A310/A300-600 SA = Single Aisle: A318/A319 / A320/A321 1 LR = Long Range: A330 / A340

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G Page 4/14

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
OPERATIONAL MANUALS AND DATA (Cont’d)

Weight and Balance Manual	WBM	OFF	P1CD-P	C C	***** *****	***** *****	Fleet customized WBM for reference in central Library (*) plus one copy per Aircraft at Delivery. For the WBM the flight deck copy is an advance copy only of the customized manual, not subject to revision or updating. Weighing Equipment List delivered two weeks after Aircraft Delivery

Performance Engineer’s Programs	PEP	ON	Advanced Consultation Tool	C	*****	*****

	PEP	OFF	Advanced Consultation Tool on CD	C	*****	*****

Performance Programs Manual	PPM	OFF	Advanced Consultation Tool on CD		*****	*****	Included in the PEP CD

NOMENCLATURE	Abbr	Avail	Form	Type	*****	*****	Comments
MAINTENANCE AND ASSOCIATED MANUALS
AirN@v, including: Aircraft Maintenance Manual Illustrated Parts Catalog (Airframe) Trouble Shooting Manual Aircraft Schematics Manual Aircraft Wiring Lists Aircraft Wiring Manual Electrical Standard Practices Manual Consumable Material List Standards Manual	AirN@v	ON	Advanced Consultation Tool	C	*****	*****
	AirN@v	OFF	Advanced Consultation Tool on DVD	C	*****	*****	Recommended basic delivery quantity

Technical Follow-up	TFU	OFF	CD-P	E	N/A	90	TFU for Trouble shooting & maintenance, to be used with AirN@v

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G Page 5/14

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS (Cont’d)

Aircraft Maintenance Manual	AMM	ON	PDF	C	*****	*****

	AMM	OFF	CD-P	C	*****	*****	Fallback solution to AirN@v

	AMM	OFF	SGML	C	*****	*****	Applicable for SA and LR Aircraft. If selected by the Buyer, SGML format will not be automatically supplied. Effective delivery will only take place upon explicit request from the Buyer (Graphics in TIFF or CGM, to be specified).

Aircraft Schematics Manual	ASM	ON	PDF	C	*****	*****

	ASM	OFF	CD-P	C	*****	*****	Fallback solution to AirN@v

	ASM	OFF	SGML	C	*****	*****	Applicable for SA and LR Aircraft. If selected by the Buyer, SGML format will not be automatically supplied. Effective delivery will only take place upon explicit request from the Buyer (Graphics in TIFF or CGM, to be specified).

Aircraft Wiring List	AWL	ON	PDF	C	*****	*****

	AWL	OFF	CD-P	C	*****	*****	Fallback solution to AirN@v

	AWL	OFF	SGML	C	*****	*****	Applicable for SA and LR Aircraft. If selected by the Buyer, SGML format will not be automatically supplied. Effective delivery will only take place upon explicit request from the Buyer (Graphics in TIFF or CGM, to be specified).

Aircraft Wiring Manual	AWM	ON	PDF	C	*****	*****

	AWM	OFF	CD-P	C	*****	*****	Fallback solution to AirN@v

	AWM	OFF	SGML	C	*****	*****	Applicable for SA and LR Aircraft. If selected by the Buyer, SGML format will not be automatically supplied Effective delivery will only take place upon explicit request from the Buyer (Graphics in TIFF or CGM, to be specified).

Component Location Manual	CLM	ON	PDF	C	*****	*****	For SA and LR Aircraft

	CLM	OFF	CD-P	C	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G Page 6/14

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS (Cont’d)

Consumable Material List	CML	ON	PDF	G	*****	*****

	CML	OFF	CD-P	G	*****	*****	Fallback solution to AirN@v.

	CML	OFF	SGML	G	*****	*****	If selected by the Buyer, SGML format will not be automatically supplied. Effective delivery will only take place upon explicit request from the Buyer

Duct Repair Manual	DRM	ON	PDF	G	*****	*****

	DRM	OFF	CD-P	G	*****	*****

Ecam System Logic Data	ESLD	ON	PDF	E	*****	*****	For SA & LR aircraft

	ESLD	OFF	CD-P	E	*****	*****

Electrical Load Analysis	ELA	OFF	PDF/RTF/ Excel	C	*****	*****	One ELA supplied for each Aircraft, delivered one month after Aircraft Delivery PDF File + Office automation format RTF & Excel file delivered on one single CD for ELA updating by the Buyer

Electrical Standard Practices Manual	ESPM	ON	PDF	G	*****	*****

	ESPM	OFF	CD-P	G	*****	*****	Fallback solution to AirN@v

	ESPM	OFF	SGML	G	*****	*****	If selected by the Buyer, SGML format will not be automatically supplied Effective delivery will only take place upon explicit request from the Buyer (Graphics format in TIFF or CGM, to be specified):

Electrical Standard Practices booklet	ESP	OFF	P2*	G	*****	*****	*Pocket size format booklets for ground mechanics

Flight Data Recording Parameter Library	FDRPL	OFF	Advanced Consultation Tool on CD	E	*****	*****	For WB ( A310 & A300-600), SA & LR aircraft

Fuel Pipe Repair Manual	FPRM	ON	PDF	G	*****	*****

	FPRM	OFF	CD-P	G	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G Page 7/14

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS (Cont’d)

Illustrated Parts Catalog (Airframe)	IPC	ON	PDF	C	*****	*****

	IPC	OFF	CD-P	C	*****	*****	Fallback solution to AirN@v

	IPC	OFF	SGML	C	*****	*****	Applicable for SA and LR Aircraft. If selected by the Buyer, SGML format will not be automatically supplied. Effective delivery will only take place upon explicit request from the Buyer (Graphics in TIFF or CGM, to be specified).

Illustrated Parts Catalog (Powerplant)	PIPC	ON	PDF	C	*****	*****

	PIPC	OFF	CD-P	C	*****	*****	Integrated in the SA aircraft IPC for IAE V2500 A1/A3 Engines. Integrated in the LR A340-500/-600 aircraft IPC for RR Trent 500 Engines. For other Aircraft and engine types, supplied by Propulsion Systems Manufacturer concurrently with the Airframe IPC.

Maintenance Planning Document	MPD	ON	PDF	E	*****	*****	Includes 3 files : PDF, Excel and Text File

	MPD	OFF	CD-P	E	*****	*****

Maintenance Review Board Report	MRBR	ON	PDF	E	*****	*****	MRB Report document includes the Certification Maintenance Requirements (CMR) and Airworthiness Limitation Items (ALI) documents.

	MRBR	OFF	CD-P	E	*****	*****

Support Equipment Summary / SES Tool and Equipment Index / TEI Illustrated Tool and Equipment Manual / TEM	STT	ON	PDF	G	*****	*****

	STT	OFF	CD-P	G	*****	*****	SES, TEI & TEM are grouped on a single CD

Tool & Equipment Bulletins	TEB	OFF	P2	E	*****	*****

Tool and Equipment Drawings	TED	ON	Advanced Consultation Tool	E	*****	*****	On-line Consultation from Engineering Drawings Service

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G Page 8/14

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS (Cont’d)

Engineering Documentation Combined Index, including: Airworthiness Directives / AD Consignes de Navigabilite / CN (French DGAC) All Operator Telex / AOT Operator Information Telex / OIT Flight Operator Telex / FOT Modification / MOD Modification Proposal / MP Service Bulletin / SB Service information Letter / SIL Technical Follow-Up / TFU Vendor Service Bulletin / VSB	EDCI	ON	Advanced Consultation Tool	C	*****	*****
	EDCI	OFF	Advanced Consultation Tool on DVD	C	*****	*****	Outstations with no On-Line connection to Airbus Customer Portal to be supplied with one DVD set

Trouble Shooting Manual	TSM	ON	PDF	C	*****	*****

	TSM	OFF	CD-P	C	*****	*****	Fallback solution to AirN@v

	TSM	OFF	SGML	C	*****	*****

Applicable for SA and LR Aircraft.

If selected by the Buyer, SGML format will not be automatically supplied. Effective delivery will only take place upon explicit request from the Buyer

Graphics in TIFF or CGM format to be specified

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G Page 9/14

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
STRUCTURAL MANUALS

Nondestructive Testing Manual	NTM	ON	PDF	E	*****	*****

	NTM	OFF	CD-P	E	*****	*****

	NSRM	OFF	CD-P	E	*****	*****

Structural Repair Manual	SRM	ON	PDF	E	*****	*****

	SRM	OFF	CD-P	E	*****	*****

	SRM	OFF	SGML	E	*****	*****	Applicable for SA and LR Aircraft. If selected by the Buyer, SGML format will not be automatically supplied. Effective delivery will only take place upon explicit request from the Buyer Graphics format in TIFF or CGM to be specified

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G Page 10/14

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
OVERHAUL DATA

Component Documentation Status	CDS	OFF	D	C	*****	*****	*****

Component Evolution List	CEL	ON	PDF	G	*****	*****

	CEL	OFF	CD-P	G	*****	*****	Delivered as follow-on for CDS.

Component Maintenance Manual — Manufacturer	CMMM	ON	PDF	E	*****	*****

	CMMM	OFF	CD-P	E	*****	*****

Component Maintenance Manual — Vendor	CMMV	OFF	CD-P	E	*****	*****	PDF on CD to be provided by Vendors. If more than one Airbus aircraft type in operation with the Buyer, dispatch of the “common” CMMV only

	CMMV	ON	PDF	E	*****	*****	Available from the “Suppliers Technical Manuals “ Service in the Airbus Customer Portal

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G Page 11/14

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
ENGINEERING DOCUMENT

Installation and Assembly Drawings (mechanical)	IAD	ON	Advanced Consultation Tool	C	*****	*****	On-line Consultation from Engineering Drawings Service in Airbus Customer Portal

Parts Usage (Effectivity)	PU	ON	Advanced Consultation Tool	C	*****	*****	On-line Consultation from Engineering Drawings Service in Airbus Customer Portal

Parts List	PL	ON	Advanced Consultation Tool	C	*****	*****	On-line Consultation from Engineering Drawings Service in Airbus Customer Portal

Standards Manual	SM	ON	PDF	G	*****	*****

	SM	OFF	CD-P	G	*****	*****	Fallback solution to AirN@v

	SM	OFF	SGML	G	*****	*****	If selected by the Buyer, SGML format will not be automatically supplied. Effective delivery will only take place upon explicit request from the Buyer

Process and Material Specification	PMS	ON	PDF	G	*****	*****

	PMS	OFF	CD-P	G	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G Page 12/14

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS

Airplane Characteristics for Airport Planning / AC Maintenance Facility Planning / MFP Ground Support Equipment Vendor Information Manual / GSE VIM	AMVG	ON	PDF	E	*****	*****	Available On-Line from the Airbus Customer Portal
	AMVG	OFF	CD-P	E	*****	*****	AC, MFP and GSE VIM are grouped on one single CD/ Back-up set to On-Line access

ATA Index	ATI	OFF	CD-P	E	*****	*****

CADETS (Technical Publications Training)	CADETS	OFF	Advanced Consultation Tool on CD	G	*****	*****

Aircraft Recovery Manual	ARM	ON	PDF	E	*****	*****

	ARM	OFF	CD-P	E	*****	*****

Aircraft Rescue & Firefighting Chart	ARFC	ON	PDF	E	*****	*****	Available On-Line from the Airbus Customer Portal

Crash Crew Chart	CCC	OFF	P1	E	*****	*****

Cargo Loading System Manual	CLS	ON	PDF	E	*****	*****

	CLS	OFF	CD-P	E	*****	*****	One CLS per delivered Aircraft CLS is Envelope (E) for SA and LR aircraft and Customized for WB aircraft

List of Applicable Publications	LAP	OFF	PDF	C	*****	*****

List of Radioactive and Hazardous Elements	LRE	ON	PDF	G	*****	*****

	LRE	OFF	CD-P	G	*****	*****

Livestock Transportation Manual	LTM	ON	PDF	E	*****	*****

	LTM	OFF	CD-P	E	*****	*****	*****

Service Bulletins	SB	ON	Advanced Consultation Tool	C	*****	*****	Full content available from the Airbus Customer Portal/ SB Index available from EDCI on DVD

	SB	OFF	CD-P	C	*****	*****	One CD per SB issued and/or revised

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G Page 13/14

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS

Supplier Product Support Agreements 2000	SPSA	ON	PDF	G	*****	*****	Based on General Conditions of Purchase (GCP) 2000 issue 5

	SPSA	OFF	CD-P	G	*****	*****

Transportability Manual	TM	OFF	CD-P	G	*****	*****

Vendor Information Manual	VIM	ON	Advanced Consultation Tool	G	*****	*****

	VIM	OFF	Advanced Consultation Tool on CD	G	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit G Page 14/14

EXHIBIT H

EXHIBIT “H”

MATERIAL

SUPPLY AND SERVICES

Exhibit H Page 1/24

1.	GENERAL

1.1	This Exhibit defines the terms and conditions for the material support services offered by the Seller to the Buyer in the following areas:

-	Initial provisioning of data and material

-	Replenishment of material

-	Lease of certain Seller Parts

1.1.1	Capitalized terms used herein and not otherwise defined in this Exhibit “H” shall have the same meanings assigned thereto in the Agreement.

1.1.2	References made to Clauses or sub-Clauses shall refer to Clauses or sub-Clauses of this Exhibit “H” unless otherwise specified.

1.2	Scope of Material Support

Material is classified into the following categories (hereinafter referred to as “Material”):

(i)	Seller Parts (Seller’s proprietary Material bearing an official part number of the Seller or Material for which the Seller has the exclusive sales rights);

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts in accordance with SPEC 2000;

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts in accordance with SPEC 2000;

(iv)	Ground Support Equipment and Specific (To Type) Tools.

1.2.1	Certain Seller Parts listed in Appendix A of Clause 6 are available for lease by the Seller to the Buyer.

1.2.2	The Material support to be provided hereunder by the Seller covers items classified as Material in sub-Clauses 1.2(i) thru (iv) both for initial provisioning as described in Clause 2 (“Initial Provisioning”) and for replenishment as described in Clause 3.

Repairable Line Maintenance Parts as specified in sub-Clauses 1.2(i) and 1.2(ii) above having less than fifty (50) flight-hours are considered as new.

1.2.3	Propulsion Systems, nacelles, quick engine change kit and thrust reverser accessories and parts, including associated parts, are not covered under this Exhibit “H” and shall be subject to direct agreements between the Buyer and the relevant Propulsion System Manufacturer. The Seller shall use its reasonable efforts to assist the Buyer in case of any difficulties with availability of Propulsion Systems and associated spare parts.

Exhibit H Page 2/24

1.2.4	During a period commencing on the date hereof and continuing for ***** (the “Term”), the Seller shall maintain or have maintained such stock of Seller Parts as is deemed reasonable by the Seller and shall furnish at reasonable prices Seller Parts adequate to meet the Buyer’s needs for maintenance of the Aircraft.

The Seller shall use its reasonable efforts to obtain a similar service from all Suppliers of parts which are originally installed on the Aircraft and not manufactured by the Seller.

1.3	Airbus Spares Support and Services Headquarter

1.3.1	The Seller has established its Airbus Spares Support Centre in HAMBURG, FEDERAL REPUBLIC OF GERMANY (“Airbus Spares Support Centre”) and shall maintain or cause to be maintained during the Term a central store of Seller Parts.

1.3.2	The Airbus Spares Support Centre is operated twenty-four (24) hours/day and seven (7) days/week.

1.3.3	The Seller reserves the right to effect deliveries from distribution centres other than Airbus Spares Support Centre or from any designated production or Suppliers’ facilities:

For efficient and convenient deliveries, the Seller and its Affiliate companies operate regional satellite stores.

1.4	Agreements of the Buyer

1.4.1	The Buyer agrees to purchase from the Seller or its licensee(s) (the “Licensees”) the Seller Parts required for the Buyer’s own needs during the Term, provided that the provisions of this Clause 1.4 shall not in any way prevent the Buyer from resorting to the Seller Parts stocks of other operators using the same Aircraft or from purchasing Seller Parts from said operators or from distributors, provided said Seller Parts have been designed by the Seller and manufactured by the Seller or its Licensee(s).

1.4.2	The Buyer may manufacture or have manufactured for its own use without paying any license fee to the Seller parts equivalent to Seller Parts:

1.4.2.1	after expiration of the Term if at such time the Seller Parts are out of stock,

1.4.2.2	at any time, to the extent Seller Parts are needed to effect aircraft on ground (“AOG”) repairs upon any Aircraft delivered under the Agreement and are not available from the Seller or its Licensees within a lead time shorter than or equal to the time in which the Buyer can procure such Seller Parts, and provided the Buyer shall not sell such Seller Parts,

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 3/24

1.4.2.3	in the event that the Seller fails to fulfill its obligations with respect to any Seller Parts pursuant to Clause 1.2 within a reasonable time after written notice thereof from the Buyer,

1.4.2.4	in those instances where a Seller Part is identified as “Local Manufacture” in the Illustrated Parts Catalog (IPC).

1.4.3.1	The rights granted to the Buyer in Clause 1.4.2 shall not in any way be construed as a license, nor shall they in any way obligate the Buyer to the payment of any license fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

1.4.3.2	Furthermore, in the event of the Buyer manufacturing or having manufactured any parts, subject to the conditions of Clause 1.4.2 such manufacturing and any use made of the manufactured part shall be under the sole liability of the Buyer and the consent given by the Seller shall not be construed as express or implicit approval howsoever either of the Buyer or of the manufactured parts.

It shall further be the Buyer’s responsibility to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

1.4.3.3	The Buyer shall allocate or cause to be allocated its own part number to any part manufactured or caused to be manufactured subject to Clause 1.4.2 above. The Buyer shall not be allowed to use or cause to be used the Airbus Part number of the Seller Part to which such manufactured part is equivalent.

1.4.3.4	Notwithstanding any right provided to the Buyer under Clause 1.4.2, the Buyer shall not be entitled under any circumstances to sell any part manufactured or caused to be manufactured under Clause 1.4.2 to any third party.

Exhibit H Page 4/24

2.	INITIAL PROVISIONING

2.1	Initial Provisioning Period

The Initial Provisioning Period is defined as the period up to and expiring on the ninetieth (90th) day after Delivery of the last Aircraft subject to firm order under the Agreement.

2.2	Pre-Provisioning Meeting

2.2.1	The Seller shall organize a pre-provisioning meeting (“Pre-Provisioning Meeting”) at its Airbus Spares Support Centre for the purpose of formulating an acceptable schedule and working procedure to accomplish the initial provisioning of Material.

2.2.2	The date of the meeting shall be mutually agreed upon, allowing a minimum preparation time of ***** for the Initial Provisioning Conference referred to in Clause 2.4 below.

2.3	Initial Provisioning Training

Upon the request of the Buyer, the Seller can provide Initial Provisioning training for the Buyer’s provisioning and purchasing personnel. The following areas shall be covered:

(i)	The Seller during the Pre-Provisioning Meeting shall familiarize the Buyer with the provisioning documents.

(ii)	The technical function as well as the necessary technical and commercial Initial Provisioning Data shall be explained during the Initial Provisioning Conference.

(iii)	A familiarization with the Seller’s purchase order administration system shall be conducted during the Initial Provisioning Conference.

2.4	Initial Provisioning Conference

The Seller shall organize an Initial Provisioning conference (“Initial Provisioning Conference”) at the Airbus Spares Support Centre, including participation of major Suppliers as mutually agreed upon during the Pre-Provisioning Meeting.

Such conference shall not take place earlier than ***** after Manufacturer Serial Number allocation, Buyer Furnished Equipment selection or Contractual Definition Freeze, whichever is the latest.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 5/24

2.5	Seller-Supplied Data

The Seller shall prepare and supply to the Buyer the data set forth hereunder.

2.5.1	Initial Provisioning Data

Initial Provisioning data elements generally in accordance with SPEC 2000, Chapter 1, (“Initial Provisioning Data”) shall be supplied by the Seller to the Buyer in a form, format and a time-scale to be mutually agreed upon during the Pre-Provisioning Meeting.

2.5.1.1	Revision service shall be provided ***** up to the end of the Initial Provisioning Period.

2.5.1.2	In any event, the Seller shall ensure that Initial Provisioning Data is released to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow the on-time delivery of any ordered Material.

2.5.2	Supplementary Data

The Seller shall provide the Buyer with supplementary data to the Initial Provisioning Data, including Local Manufacture Tables (X-File) and Ground Support Equipment and Specific (To-Type) Tools (W-File) in accordance with SPEC 2000, Chapter 1.

2.5.3	Data for Standard Hardware

The Initial Provisioning Data provided to the Buyer shall include data for hardware and standard material.

2.6	Supplier-Supplied Data

2.6.1	General

The Seller shall obtain from Suppliers agreements to prepare and issue for their own products as per Clause 1.2(ii) repair/overhaul Initial Provisioning Data in the English language, for those components for which the Buyer has elected to receive data.

Said data (initial issue and revisions) shall be transmitted to the Buyer through the Suppliers and/or the Seller. The Seller shall not be responsible for the substance of such data.

In any event, the Seller shall exert its reasonable efforts to supply such Data to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow on-time deliveries.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 6/24

2.6.2	Initial Provisioning Data

Initial Provisioning Data elements for Supplier Parts as per sub-Clause 1.2(ii) generally in accordance with SPEC 2000, Chapter 1, shall be furnished as mutually agreed upon during a Pre-Provisioning Meeting with revision service assured up to the end of the Initial Provisioning period.

2.7	Initial Provisioning Data Compliance

2.7.1	Initial Provisioning Data generated by the Seller and supplied to the Buyer shall comply with the latest configuration of the Aircraft to which such data relate as known ***** Said data shall enable the Buyer to order material conforming to its Aircraft as required for maintenance and overhaul.

This provision shall not cover:

-	Buyer modifications not known to the Seller,

-	modifications not agreed to by the Seller.

2.8	Commercial Offer

2.8.1	At the end of the Initial Provisioning Conference, the Seller shall, at the Buyer’s request, submit a commercial offer for all Material as defined in Clauses 1.2(i) thru 1.2(iv) mutually agreed as being Initial Provisioning based on the Seller’s sales prices valid at the time of finalization of the Initial Provisioning Conference. This commercial offer shall be valid for a period to be mutually agreed upon, irrespective of any price changes for Seller Parts during this period, except for significant error and/or price alterations due to part number changes and/or Supplier price changes.

2.8.2	During the Initial Provisioning Period the Seller shall supply Material, as defined in Clause 1.2 and ordered from the Seller, which shall be in conformity with the configuration standard of the concerned Aircraft and with the Initial Provisioning Data transmitted by the Seller.

2.8.3	The Seller shall in addition use its reasonable efforts to cause Suppliers to provide a similar service for their items.

2.9	Delivery of Initial Provisioning Material

2.9.1	To cover the requirements in Material for entry into service of the Aircraft, the Seller shall use its reasonable efforts to deliver Material ordered during the Initial Provisioning Period against the Buyer’s orders and according to a mutually agreed schedule. Such deliveries shall cover the Material requirements in line with the Aircraft fleet build up, only up to that portion of the ordered quantity that is recommended for the number of Aircraft operated during the Initial Provisioning Period.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 7/24

The Seller shall in addition use its reasonable efforts to cause Suppliers to provide to the Buyer a similar service for their items:

2.9.2	The Buyer may, subject to the Seller’s agreement, cancel or modify Initial Provisioning orders placed with the Seller, with no cancellation charge, not later than the quoted lead-time before scheduled delivery of said Material.

2.9.3	In the event of the Buyer canceling or modifying (without any liability of the Seller for the cancellation or modification) any orders for Material outside the time limits defined in Clause 2.9.2, the Buyer shall reimburse the Seller for any costs incurred in connection therewith.

2.9.4	All transportation costs for the return of Material under this Clause 2, including any insurance, customs and duties applicable or other related expenditures, shall be borne by the Buyer.

2.10	*****

2.10.1	*****

2.10.2	*****

2.10.3	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 8/24

3.	REPLENISHMENT AND DELIVERY

3.1	General

Buyer’s purchase orders are administered in accordance with SPEC 2000, Chapter 3.

For the purpose of clarification it is expressly stated that the provisions of Clause 3.2 do not apply to Initial Provisioning Data and Material as described in Clause 2.

3.2	Lead times

In general, lead times are in accordance with the provisions of the “World Airlines and Suppliers’ Guide” (Latest Edition).

3.2.1	Seller Parts as per sub-Clause 1.2(i) listed in the Seller’s Spare Parts Price Catalog can be dispatched within the lead times defined in the Spare Parts Price Catalog.

Lead times for Seller Parts, which are not published in the Seller’s Spare Parts Price Catalog, are quoted upon request.

3.2.2	Material of sub-Clauses 1.2(ii) thru 1.2(iv) can be dispatched within the Supplier’s lead-time augmented by the Seller’s own order and delivery processing time.

3.2.3	Expedite Service

The Seller shall provide a twenty-four (24) hours-a-day, seven (7) days-a-week expedite service to provide for the supply of the relevant Seller Parts available in the Seller’s stock, workshops and assembly line including long lead time spare parts, to the international airport nearest to the location of such part (“Expedite Service”).

3.2.3.1	The Expedite Service is operated in accordance with the “World Airlines and Suppliers’ Guide”, and the Seller shall notify the Buyer of the action taken to satisfy the expedite within:

-	four (4) hours after receipt of an AOG Order,

-	twenty-four (24) hours after receipt of a Critical Order (imminent AOG or work stoppage),

-	seven (7) days after receipt of an Expedite Order from the Buyer.

3.2.3.2	The Seller shall deliver Seller Parts requested on an Expedite basis against normal orders placed by the Buyer, or upon telephone or telex requests by the Buyer’s representatives. Such telephone or telex requests shall be confirmed by subsequent Buyer’s orders for such Seller Parts within a reasonable time.

Exhibit H Page 9/24

3.3	Delivery Status

The Seller shall make available to the Buyer on the Airbus Spares Portal the status of supplies against orders.

3.4	Excusable Delay

Clause 10.1 of the Agreement shall apply to the Material support.

3.5	Shortages, Overshipments, Non-Conformity in Orders

3.5.1	The Buyer shall immediately and not later than ***** days after receipt of Material delivered pursuant to a purchase order advise the Seller:

(a)	of any alleged shortages or overshipments with respect to such order,

(b)	of all non-conformities to specification of parts in such order subjected to inspections by the Buyer.

In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformity within the above defined period, the Buyer shall be deemed to have accepted the deliveries.

3.5.2	In the event of the Buyer reporting overshipments or non-conformity to the specifications within the period defined in Clause 3.5.1 the Seller shall, if the Seller accepts such overshipment or non-conformity, either replace the concerned Material or credit the Buyer for the returned Material: In such case, transportation costs shall be borne by the Seller.

The Buyer shall endeavour to minimize such costs, particularly through the use of its own airfreight system for transportation at no charge to the Seller.

3.6	Packaging

All Material shall be packaged in accordance with ATA 300 Specification, Category III for consumable/expendable material and Category II for rotables. Category I containers shall be used if requested by the Buyer and the difference between Category I and Category II packaging costs shall be paid by the Buyer together with payment for the respective Material.

3.7	Cessation of Deliveries

The Seller reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Clauses 4.2 thru 4.4.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 10/24

4.	COMMERCIAL CONDITIONS

4.1	Price

4.1.1	The Material prices shall be:

-	Free Carrier (FCA) the Airbus Spares Support Centre for deliveries from the Airbus Spares Support Centre.

-	Free Carrier (FCA) place specified by the Seller for deliveries from other Seller or Supplier facilities as the term Free Carrier (FCA) is defined by the publication N°560 of the International Chamber of Commerce published in January 2000.

4.1.2	Prices shall be the Seller’s sales prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and shall be expressed in US-Dollars.

4.1.3	Prices of Seller Parts shall be in accordance with the current Seller’s Spare Parts Price Catalog. Prices shall be firm for each calendar year. The Seller, however, reserves the right to revise the prices of said parts during the course of the calendar year in the following cases:

-	significant revision in manufacturing costs,

-	significant revision in manufacturers purchase price of parts or materials (including significant variation of exchange rates),

-	significant error in estimation or expression of any price.

4.1.4	Prices of Material as defined in sub-Clauses 1.2(ii) thru 1.2(iv) shall be the valid list prices of the Supplier augmented by the Sellers handling charge. The percentage of the handling charge shall vary with the Material’s value and shall be determined item by item.

4.2	Payment Procedures and Conditions

4.2.1	Payment shall be made in immediately available funds in the quoted currency. In case of payment in any other free convertible currency, the exchange rate valid on the day of actual money transfer shall be applied for conversion.

4.2.2	Payment shall be made by the Buyer to the Seller within ***** from date of the invoice to the effect that the value date of the credit to the Seller’s account of the payment falls within this ***** period.

4.2.3	The Buyer shall make all payments hereunder to the Seller’s account with:

VEREINS & WESTBANK AG—20457 Hamburg—Germany

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 11/24

Account: *****

Swift Address: *****

using international IBAN Code: *****

or as otherwise directed by the Seller.

4.2.4	All payments due to the Seller hereunder shall be made in full without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Exhibit “H” shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

4.2.5	If any payment due to the Seller is not received in accordance with the timescale provided in Clause 4.2.2, without prejudice to the Seller’s other rights under this Exhibit “H”, the Seller shall be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to and including the date when the payment is received by the Seller at a rate equal *****

4.3	Credit Assurance

The Seller and the Buyer agree that the Seller has the right to request and the Buyer shall upon such request provide the Seller with sufficient financial means in due time in order to assure the Seller of full payment of the Buyers’ current and/or expected payment obligations.

4.4	Title

Title to any Material purchased under this Exhibit “H” remains with the Seller until full payment of the invoices and any interest thereon has been received by the Seller.

The Buyer shall undertake that Material, title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 12/24

4.5	Buy-Back

4.5.1	Buy-Back of Obsolete Material

The Seller agrees to buy back unused Seller Parts which may become obsolete before Delivery of the first Aircraft to the Buyer as a result of mandatory modifications required by the Buyer’s or the Seller’s Aviation Authorities, subject to the following:

4.5.1.1	The Seller Parts involved shall be those, which the Buyer is directed by the Seller to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard.

4.5.1.2	The Seller shall credit to the Buyer the purchase price paid by the Buyer for any such obsolete parts, provided that the Seller’s liability in this respect does not extend to quantities in excess of the Seller’s Initial Provisioning recommendation.

4.5.1.3	The Seller shall use its reasonable efforts to obtain for the Buyer the same protection

4.5.2	Buy-Back of Initial Provisioning Surplus Material

4.5.2.1	The Seller agrees that at any time after ***** to the Buyer, the Buyer shall have the right to return to the Seller, at a credit of ***** of the original purchase price paid by the Buyer, unused and undamaged Material as per sub-Clause 1.2(i) and at a credit of ***** of the original Supplier list price, unused and undamaged Material as per sub-Clause 1.2(ii) originally purchased from the Seller under the terms hereof, provided that the selected protection level does not ***** with a transit time of ***** and said Material was recommended for the Buyer’s purchase in the Seller’s Initial Provisioning recommendations to the Buyer and does not exceed the provisioning quantities recommended by the Seller, and is not shelflife limited, or does not contain any shelflife limited components with ***** shelflife remaining when returned to the Seller and provided that the Material is returned with the Seller’s original documentation (tag, certificates).

4.5.2.2	In the event of the Buyer electing to procure Material in excess of the Seller’s recommendation, the Buyer shall notify the Seller thereof in writing, with due reference to the present Clause. The Seller’s agreement in writing is necessary before any Material in excess of the Seller’s recommendation shall be considered for buy-back.

4.5.2.3	It is expressly understood and agreed that the rights granted to the Buyer under this Clause 4.5.2 shall not apply to Material which may become surplus to requirements due to obsolescence at any time or for any reason other than those set forth in Clause 4.5.1. above.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 13/24

4.5.2.4	Further, it is expressly understood and agreed that all credits described in this Clause 4.5.2 shall be provided by the Seller to the Buyer exclusively by means of credit notes to be entered into the Buyer’s spares account with the Seller.

4.5.2.5	All transportation costs for the return of obsolete or surplus Material under this Clause 4, including any insurance and customs duties applicable or other related expenditures, shall be borne by the Buyer.

4.6	Inventory Usage Data

The Buyer undertakes to provide periodically to the Seller a quantitative list of the parts used for maintenance and overhaul of the Aircraft. The range and contents of this list shall be established according to SPEC 2000, Chapter 5, or as mutually agreed between the Seller and the Buyer.

Exhibit H Page 14/24

5.	WARRANTIES

5.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts in sub-Clause 1.2(i) shall at delivery to the Buyer:

(i)	be free from defects in material,

(ii)	be free from defects in workmanship, including without limitation processes of manufacture,

(iii)	be free from defects arising from failure to conform to the applicable specification for such part.

5.2	Warranty Period

5.2.1	The standard warranty period for new Seller Parts is ***** after delivery of such parts to the Buyer.

5.2.2	The standard warranty period for used Seller Parts delivered, by and/or repaired, modified, overhauled or exchanged by the Seller is ***** after delivery of such parts to the Buyer.

5.3	Buyer’s Remedy and Seller’s Obligation

The Buyers remedy and Sellers obligation and liability under this Clause 5 are limited to the repair, replacement or correction, at the Seller’s expense and option, of any Seller Part which is defective.

The Seller may equally at its option furnish a credit to the Buyer for the future purchase of Seller Parts equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Parts.

The provisions of Clauses 12.1.5 thru 12.1.10 of the Agreement shall apply to this Clause 5 of this Exhibit “H”.

5.4	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 5 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND/OR ITS SUPPLIERS AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, ITS SUPPLIERS AND/OR THEIR INSURERS EXPRESS OR IMPLIED, ARISING BY LAW OR

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 15/24

OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY MATERIAL DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES);

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY. WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR. NOT ARISING FROM THE SELLER’S AND/OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR MATERIAL DELIVERED HEREUNDER.

THE SELLER AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING; LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY MATERIAL DELIVERED UNDER THIS AGREEMENT.

FOR THE PURPOSES OF THIS CLAUSE 5.4, “THE SELLER” SHALL INCLUDE THE SELLER, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

Exhibit H Page 16/24

6.	SELLER PARTS LEASING

6.1	General

The terms and conditions of this Clause 6 shall apply for the leasing of Seller Parts listed in Appendix A to this Clause 6, hereinafter “Leased Parts” or a “Leased Part”, and shall form a part of each lease of Seller Parts by the Buyer from the Seller.

6.1.1	The terms and conditions of this Clause 6 shall prevail over all other terms and conditions appearing on any order form or other document pertaining to Leased Parts. The Seller’s current proprietary parts Repair Guide shall be provided to the Buyer and shall be used, along with this Agreement, as the basis for Seller Parts lease transactions between the Buyer and the Seller. In case of discrepancy, this Agreement shall prevail.

6.1.2	For the purposes of this Clause 6, the term “Lessor” refers to the Seller and the term “Lessee” refers to the Buyer.

6.1.3	Parts not included in Appendix A to this Clause 6 shall be the subject of a separate lease agreement supplied by the Seller at the Buyer’s request.

6.2	Leasing Procedure

Upon the Lessee’s request by telephone (to be confirmed promptly in writing), facsimile, cable, SITA, letter or other written instrument, the Lessor shall lease such Leased Parts, which shall be made available in accordance with Clause 3.2.3 for the purpose of being substituted for a part removed from an Aircraft for repair or overhaul. Each lease of Leased Parts shall be evidenced by a lease document (hereinafter “Lease”) issued by the Lessor to the Lessee not later than seven (7) days after delivery of the Leased Part.

6.3	Lease Period

6.3.1	The total term of the Lease (hereinafter “Lease Period”) shall be counted from inclusively the day the Leased Part is delivered Free Carrier (FCA) up to inclusively the day of receipt of the Leased Part back at the Lessor or at any other address indicated by the Lessor.

6.3.2	If a Leased Part is not returned by the Lessee within ***** the Lease shall be converted into a sale. Should the Lessee not return the Leased Part to the Lessor within ***** and if the Lessor so elects, by giving prompt written notice to the Lessee, such non return shall be deemed to be an election by the Lessee to purchase the Leased Part and, upon the happening of such event, the Lessee shall pay the Lessor all amounts due under Clauses 6.4 and 6.8 for the Leased Part for the Lease Period of ***** plus the current sales price of the Leased Part at the moment of the conversion of the Lease.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 17/24

6.3.3	Notwithstanding the foregoing, the Lease Period shall end in the event of and upon the date that, the Lessee acquiring title to a Leased Part as a result of exercise of the Lessee’s option to purchase the Leased Part, as provided for herein.

6.3.4	The chargeable period to lease a part is a minimum of seven (7) days. If the shipment of the Leased Part has been arranged and the Lessee cancels the lease order, the minimum chargeable period of seven (7) days shall apply.

6.4	Lease Charges and Taxes

The Lessee shall pay the Lessor:

(i)	a Lease fee per day of the Lease Period amounting to ***** of the part’s sales price as set forth in the Seller’s Spare Parts Price Catalog in effect on the date of the commencement of the Lease Period;

(ii)	any reasonable additional costs which may be incurred by the Lessor as a direct result of such Lease, such as recertification, inspection, test, repair, overhaul, removal of paint and/or repackaging costs as required to place the Leased Part in a satisfactory condition for lease to a subsequent customer;

(iii)	all transportation and insurance charges; and

(iv)	any taxes, charges or custom duties imposed upon the Lessor or its property as a result of the Lease, sale, delivery, storage or transfer of any Leased Part. All payments due hereunder shall be made in accordance with Clause 4.

6.5	Risk of Loss, Maintenance, Storing and Repair of the Leased Part

(i)	The Lessee shall he liable for maintaining and storing the Leased Part in accordance with all applicable rules of the relevant aviation authorities and the technical documentation and other instructions issued by the Lessor.

(ii)	Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee.

(iii)	The Leased Part shall be repaired solely at repair stations approved by the Lessor. If during the Lease Period any inspection, maintenance, rework and/or repair is carried out to maintain the Leased Part serviceable, in accordance with the standards of the Lessor, the Lessee shall provide details and documentation about the scope of the work performed, including respective inspection, work and test reports.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 18/24

(iv)	All documentation shall include, but not be limited to, evidence of incidents such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

(v)	The Leased Part must not be lent to a third party.

(vi)	Risk of loss or damage to each Leased Part shall remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost, damaged beyond economical repair or damaged unrepairable, the Lessee shall be deemed to have exercised its option to purchase said Leased Part in accordance with Clause 6.8 as of the date of such loss or damage.

6.6	Title

Title to each Leased Part shall remain with the Lessor at all times unless the Lessee exercises its option to purchase in accordance with Clause 6.8, in which case title shall pass to the Lessee upon receipt by the Lessor of the payment for the purchased Leased Part.

6.7	Return of Leased Part

6.7.1	The Lessee shall return the Leased Part at the end of the Lease Period to the address indicated on the individual lease document provided by the Lessor at the start of each Lease transaction.

6.7.2	The return shipping document shall indicate the reference of the Lease document and the removal data such as:

(i)	aircraft manufacturer serial number

(ii)	removal date

(iii)	total flight hours and flight cycles for the period the Leased Part was installed on the aircraft

(iv)	documentation in accordance with Clause 6.5.

If the Lessee cannot provide the above mentioned data and documentation for the Leased Part to be returned from Lease, lease charges of ***** of the Lessor’s current sales price for a new part plus ***** of the accumulated Lease fees shall be invoiced. According to the Lessor’s quality standards, parts are not serviceable without the maintenance history data outlined above and have to be scrapped on site.

6.7.3	The unserviceable or serviceable tag issued by the Lessee and the original Lessor certification documents must be attached to the Leased Part.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 19/24

6.7.4	Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee. The Leased Part shall be returned with the same painting as when delivered (Airbus grey or primary paint). If the Lessee is not in a position to return the Leased Part in the same serviceable condition, the Lessee has to contact the Lessor for instructions.

6.7.5	The Leased Part is to be returned in the same shipping container as that delivered by the Lessor. The container must be in a serviceable condition, normal wear and tear excepted.

6.7.6	The return of an equivalent part different from the Leased Part delivered by the Lessor is not allowed without previous written agreement of the Lessor.

6.8	Option to Purchase

6.8.1	The Lessee may at its option, exercisable by written notice given to the Lessor during the Lease Period, elect to purchase the Leased Part, in which case the then current sales price for such Leased Part as set forth in the Seller’s Spare Parts Price Catalog shall be paid by the Lessee to the Lessor. Should the Lessee exercise such option, ***** of the Lease rental charges due pursuant to sub-Clause 6.4(i) shall be credited to the Lessee against said purchase price of the Leased Part.

6.8.2	In the event of purchase, the Leased Part shall be warranted in accordance with Clause 5 as though such Leased Part were a Seller Part, but the warranty period shall be deemed to have commenced on the date such part was first installed on any Aircraft; provided however, that in no event shall such warranty period be less than ***** from the date of purchase of such Leased Part. A warranty granted under this Clause 6.8.2 shall be in substitution for the warranty granted under Clause 6.9 at the commencement of the Lease Period.

6.9	Warranties

6.9.1	The Lessor warrants that each Leased Part shall at the time of delivery be free from defects in material and workmanship which could materially impair the utility of the Leased Part.

6.9.2	Warranty and Notice Periods

The Lessee’s remedy and the Lessor’s obligation and liability under this Clause 6.9, with respect to each defect, are conditioned upon:

(i)	the defect having become apparent to the Lessee within the Lease Period and

(ii)	the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreed upon, of the Leased Part claimed to be defective and

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 20/24

(iii)	the Lessor’s warranty administrator having received written notice of the defect from the Lessee within ***** after the defect becomes apparent to the Lessee, with reasonable proof that the claimed defect is due to a matter embraced within the Lessor’s warranty under this Clause 6.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor’s applicable written instructions.

6.9.3	Remedies

The Lessee’s remedy and the Lessor’s obligation and liability under this Clause 6.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed to the replacement of such Leased Part with a similar part free from defect.

Any replacement part furnished under this Clause 6.9.3 shall be deemed to be the Leased Part so replaced.

6.9.4	Suspension and Transportation Costs

6.9.4.1	If a Leased Part is found to be defective and covered by this warranty, the Lease Period and the Lessee’s obligation to pay rental charges as provided for in sub-Clause 6.4(i) shall be suspended from the date on which the Lessee notifies the Lessor of such defect until the date upon which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has, promptly after giving such notice to the Lessor, withdrawn such defective Leased Part from use. If the defective Leased Part is replaced, such replaced part shall be deemed to no longer be a Leased Part under the Lease as of the date upon which such part was received by the Lessor at the return location specified in the applicable Lease.

If a Leased Part is found to be defective upon first use by the Lessee and is covered by this warranty, no rental charges as provided in sub-Clause 6.4(i) shall accrue and be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

6.9.4.2	All transportation and insurance costs of returning the defective Leased Part and returning the repaired, corrected or replacement part to the Lessee shall be borne by the Lessor.

6.9.5	Wear and Tear

Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a defect or non-conformance under this Clause 6.9.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit H Page 21/24

6.9.6	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND/OR ITS SUPPLIERS AND REMEDIES OF THE LESSEE SET FORTH IN THIS CLAUSE 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND/OR ITS SUPPLIERS AND RIGHTS. CLAIMS AND REMEDIES OF THE LESSEE AGAINST THE LESSOR, ITS SUPPLIERS AND/OR THEIR INSURERS EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY LEASED PART DELIVERED UNDER THESE LEASING CONDITIONS INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS (GARANTIE DES VICES CACHES);

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY. WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE LESSOR’S OR ITS SUPPLIERS’ NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF OR ANY LEASED PART DELIVERED HEREUNDER.

THE LESSOR AND/OR ITS SUPPLIERS SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL. OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY LEASED PART DELIVERED UNDER THESE LEASING CONDITIONS.

FOR THE PURPOSES OF THIS CLAUSE 6.9.6, “THE LESSOR” SHALL INCLUDE THE LESSOR, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

Exhibit H Page 22/24

APPENDIX “A” TO CLAUSE 6 OF EXHIBIT “H”

SELLER PARTS AVAILABLE FOR LEASING

AILERONS

APU DOORS

CARGO DOORS

PASSENGER DOORS

ELEVATORS

FLAPS

LANDING GEAR DOORS

RUDDER

TAIL CONE

SLATS

SPOILERS

AIRBRAKES

WING TIPS

WINGLETS

Exhibit H Page 23/24

7.	TERMINATION OF SPARES PROCUREMENT COMMITMENTS

7.1	In the event of the Agreement being terminated with respect to any Aircraft due to causes provided for in Clauses 10, 11 or 20 of the Agreement, such termination may also affect the terms of this Exhibit “H” to the extent set forth in Clause 7.2 below.

7.2	Any termination under Clauses 10, 11 or 20 of the Agreement shall discharge all obligations and liabilities of the parties hereunder with respect to such undelivered spare parts, services, data or other items to be purchased hereunder which are applicable to those Aircraft for which the Agreement has been terminated. Unused spare parts in excess of the Buyer’s requirements due to such Aircraft cancellation shall be repurchased by the Seller as provided for in Clause 4.5.2.

Exhibit H Page 24/24

LETTER AGREEMENT N°0

CONTENTS

LETTERS AGREEMENTS

Letter Agreement N° 1:	*****

Letter Agreement N° 2:	FINANCING

Letter Agreement N° 3:	*****

Letter Agreement N° 4:	AIRCRAFT ***** AND DELIVERY DATE *****

Letter Agreement N° 5:	PERFORMANCES GUARANTEES

Letter Agreement N° 6:	PRODUCT SUPPORT

Letter Agreement N° 7:	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement No1 Page 1/1

LETTER AGREEMENT N°1

CONTROLADORA VUELA

COMPAÑÍA DE AVIACIÓN, S.A. de C.V.

MEXICO

Subject: *****

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V. (the “Buyer”) and AIRBUS (the “Seller”) have entered into an A320 Family Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°1 Page 1/4

LETTER AGREEMENT N°1

1.	Airframe Base *****

The seller shall *****

The Airframe Base *****

The Airframe Base *****

The Airframe Base *****

2.	*****

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°1 Page 2/4

LETTER AGREEMENT N°1

*****

3	*****

The Seller shall *****

4	*****

The Seller *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°1 Page 3/4

LETTER AGREEMENT N°1

*****

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V.	AIRBUS S.A.S.

By :	By :

Its :	Its :

Date :	Date :

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°1 Page 4/4

LETTER AGREEMENT N°2

CONTROLADORA VUELA

COMPAÑÍA DE AVIACIÓN, S.A. de C.V.

MEXICO

Subject: FINANCING SUPPORT

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de CV. (the “Buyer”) and AIRBUS (the “Seller”) have entered into an A320 Family Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Letter Agreement N°2 Page 1/3

LETTER AGREEMENT N°2

1.	ECA FINANCING SUPPORT

The Seller will assist the Buyer in applying for support from the Export Credit Agencies of France, Germany and the United Kingdom (the “ECAs”) for the financing of the acquisition of the Aircraft.

Under the *****

The Seller shall assist the Buyer in its discussions with the ECAs. To this end, the Buyer and the Seller shall co-operate closely in order to provide all relevant information as may be requested by the ECAs, in due course.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°2 Page 2/3

LETTER AGREEMENT N°2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V.	AIRBUS S.A.S.

By :	By :

Its :	Its :

Date :	Date :

Letter Agreement N°2 Page 3/3

LETTER AGREEMENT N°3

CONTROLADORA COMPAÑÍA

DE AVIACIÓN, S.A. de CV

MEXICO

Subject: *****

CONTROLADORA COMPAÑÍA DE AVIACIÓN, S.A. de C.V (the “Buyer”) and AIRBUS (the “Seller”) have entered into an A320 Family Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°3 Page 1/4

LETTER AGREEMENT N°3

1	General

The Seller hereby ***** as the sixteen (16) Aircraft subject to the Agreement, except that no delivery date is reserved.

The ***** shall be manufactured in accordance with the Aircraft definition specified in Clause 2 of the Agreement and including any development changes which are incorporated by the Seller prior to the delivery of the *****

2	*****

The Airframe Basic Price of the ***** of the Agreement for the firm ordered Aircraft. Without limiting the generality of the foregoing, the *****

The Engine Reference Price and associated price revision formula shall be as quoted by the corresponding Engine Manufacturer at the time of ***** or as otherwise agreed between the Buyer and the Engine Manufacturer.

3	*****

*****

4	***** and Delivery Date

Buyer shall have the *****

Upon *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°3 Page 2/4

LETTER AGREEMENT N°3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CONTROLADORA COMPAÑÍA DE AVIACIÓN, S.A. de C.V.	AIRBUS S.A.S.

By :	By :

Its :	Its :

Date :	Date :

Letter Agreement N°3 Page 3/4

LETTER AGREEMENT N°3

Upon confirmation of the Buyer’s acceptance of the Seller’s proposed ***** the Buyer shall transfer to Seller’s bank account the initial pre-delivery payment then due for such Aircraft according to Clause 5 of the Agreement, ***** If the Buyer does not accept the Seller’s proposed *****

5	*****

In the event that the Buyer fails to *****

6	*****

Upon the ***** according to the above procedure, the Seller ***** The Buyer shall pay to the Seller *****

The *****

7	Assignment

The ***** are personal to the Buyer and cannot be assigned to any third party without the Seller’s prior written consent.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°3 Page 4/4

LETTER AGREEMENT N°4

CONTROLADORA VUELA

COMPAÑÍA DE AVIACIÓN, S.A. de C.V.

MEXICO

Subject: AIRCRAFT ***** AND DELIVERY DATE*****

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V. (the “Buyer”) and AIRBUS (the “Seller”) have entered into an A320 Family Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°4 Page 1/3

LETTER AGREEMENT N°4

1	AIRCRAFT *****

The Buyer shall have *****

Should the Buyer wish to ***** prior the delivery of the concerned Aircraft.

The *****

Upon confirmation from the Buyer of its *****

2	***** DELIVERY POSITION

Should the Buyer and *****

3	*****

For ***** (as specified in Clause 9.1 of the Agreement), of its decision to ***** The Seller shall then provide the Buyer with *****

Upon confirmation of the ***** as specified in Clause 9.1 of the Agreement *****

The *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°4 Page 2/3

LETTER AGREEMENT N°4

Should the Buyer ***** shall not occur.

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (I) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S. A. de C.V.		AIRBUS S.A.S.

By	:	By	:

Its	:	Its	:

Date	:	Date	:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°4 Page 3/3

LETTER AGREEMENT N°5 A

CONTROLADORA VUELA

COMPAÑÍA DE AVIACIÓN, S.A. de C.V.

MEXICO

Subject: A319-100 PERFORMANCES GUARANTEES

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V. (the “Buyer”) and AIRBUS (the “Seller”) have entered into an A320 Family Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Letter Agreement N°5 A Page 1/7

LETTER AGREEMENT N°5 A

1.	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A319-100 Aircraft as described in the Standard Specification Ref.***** and amended by Specification Change Notices (SCN) for:

(i)	increase of the design weights as follows:

Maximum Take-off Weight to *****
Maximum Landing Weight to *****
Maximum Zero Fuel Weight to *****

(ii)	installation of International Aero Engines (IAE) V2527M-A5 engines hereinafter referred to as the “Specification”, and without taking into account any further changes thereto as provided in the Agreement

2.	***** GUARANTEES

2.1	*****

2.1.1	The Aircraft will be capable of ***** of ***** when operated under the conditions defined below:

2.1.2	The departure airport conditions (assumed representative of ***** runway *****) are as follows:

****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure attitude at destination airport is *****

2.1.3	Allowances of *****

2.1.4	***** the destination airport are

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°5 A Page 2/7

LETTER AGREEMENT N°5 A

conducted in ***** Climb and descent speeds *****

The ***** these climb, cruise and descent phases*****

2.1.5	Allowances of *****

2.1.6	Stage distance is defined as the distance covered during climb, cruise and descent as described above.

Trip time is defined as the time spent during take-off and initial climb, climb, cruise, descent and approach and land as described above.

2.1.7	At the end of approach and land ***** will remain in the tanks. This represents the estimated fuel required for:

*****

2.1.8	*****

2.2	*****

2.2.1	The Aircraft will be capable of ***** when operated under the conditions defined below:

2.2.2	The departure airport conditions at ***** are assumed to be such as to allow the required take-off weight to be used without restriction. Pressure altitude at departure airport is *****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°5 A Page 3/7

LETTER AGREEMENT N°5 A

2.2.3	Allowances of ***** the departure airport with acceleration to climb speed.

2.2.4	Climb from ***** Climb and descent speeds below ***** will be *****

The ***** these climb, cruise and descent phases shall be *****

2.2.5	Allowances of ***** at the destination airport.

2.2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described above.

Trip time is defined as the time spent during take-off and initial climb, climb, cruise, descent and approach and land as described above.

2.2.7	At the end of approach and land ***** will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.8	*****

3.	MANUFACTURER’S *****

The Seller ***** that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be ***** according to Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 6.2 below, shall *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°5 A Page 4/7

LETTER AGREEMENT N°5 A

4.	GUARANTEE CONDITIONS

4.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

4.2	For the determination of ***** in the conditions liable to provide the best results will be assumed.

4.3	When establishing ***** except if otherwise noted.

4.4	***** in Section 21-30.31 of the Specification. *****

4.5	The engines will be operated using ***** unless otherwise stated.

Where applicable, *****

5.	GUARANTEE COMPLIANCE

5.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3	Compliance with those parts of the Guarantees ***** (or more, at the Seller’s discretion) A319-100 aircraft of the same ***** purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (the “IFP”) appropriate to the Aircraft.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°5 A Page 5/7

LETTER AGREEMENT N°5 A

5.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

5.5	*****

5.6	The Seller undertakes to furnish the Buyer with a report or reports *****

6.	ADJUSTMENT OF GUARANTEES

6.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of:

(a)	Any further configuration change which is the subject of a SCN

(b)	Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

7.	EXCLUSIVE GUARANTEES

***** in the Specification or any other document.

8.	UNDERTAKING *****

Should the Aircraft fail to meet any of the Guarantees the Seller will *****

8.1	Should the Seller *****

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°5 A Page 6/7

LETTER AGREEMENT N°5 A

8.2	In the event the Seller develops and makes available ***** mentioned above *****

8.3	The Seller’s *****

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V.	AIRBUS S.A.S.

By :	By :

Its :	Its :

Date :	Date :

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°5 A Page 7/7

LETTER AGREEMENT N°5 B

CONTROLADORA VUELA

COMPAÑÍA DE AVIACIÓN, S.A. de C.V.

MEXICO

Subject A320-200 PERFORMANCES GUARANTEES

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V. (the “Buyer”) and AIRBUS (the “Seller”) have entered into an A320 Family Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Letter Agreement N°5 B Page 1/7

LETTER AGREEMENT N°5 B

1.	AIRCRAFT CONFIGURATION

The guarantees defined below (the “Guarantees”) are applicable to the A320-200 Aircraft as described in the Standard Specification Ref. ***** and amended by Specification Change Notices (SCN) for:

(i)	increase of the design weights as follows:

Maximum Take-off Weight to *****
Maximum Landing Weight to *****
Maximum Zero Fuel Weight to *****

(ii)	installation of International Aero Engines (IAE) V2527E-A5 engines hereinafter referred to as the “Specification”, and without taking into account any further changes thereto as provided in the Agreement.

2.	***** GUARANTEE

*****

2.1	The Aircraft will be capable of ***** when operated under the conditions defined below:

2.2	The departure airport conditions (assumed representative of ***** runway *****) are as follows:

*****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****

2.3	Allowances of ***** the departure airport with acceleration to climb speed.

2.4	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°5 B Page 2/7

LETTER AGREEMENT N°5 B

***** airport are conducted in ISA+10°C conditions. Climb and descent speeds *****

The ***** these climb, cruise and descent phases shall be *****

2.5	Allowances ***** at the destination airport.

2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described above.

Trip time is defined as the time spent during take-off and initial climb, climb, cruise, descent and approach and land as described above.

2.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.8	*****

3.	MANUFACTURER’S *****

The Seller ***** that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be ***** with corrections according to Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 6.2 below, shall *****

4.	GUARANTEE CONDITIONS

4.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°5 B Page 3/7

LETTER AGREEMENT N°5 B

4.2	For the determination of ***** in the conditions liable to provide the best results will be assumed.

4.3	When establishing *****

4.4	***** as defined in Section 21-30.31 of the Specification. *****

4.5	The engines will be operated *****

4.6	Where applicable, *****

5.	GUARANTEE COMPLIANCE

5.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3	Compliance with those parts of the Gaurantees ***** (or more, at the Seller’s discretion) A390-200 aircraft of the same ***** purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (the “IFP”) appropriate to the Aircraft.

5.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

5.5	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°5 B Page 4/7

LETTER AGREEMENT N°5 B

5.6	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer’s A320-200 Aircraft.

6.	ADJUSTMENT OF GUARANTEES

6.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of:

(a)	Any further configuration change which is the subject of a SCN

(b)	Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

7.	EXCLUSIVE GUARANTEES

*****

8.	UNDERTAKING REMEDIES

Should the Aircraft fail to meet any of the Guarantees the Seller *****

8.1	Should the Seller *****

8.2	In the event the Seller develops and makes available ***** mentioned above *****

8.3	The Seller’s *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°5 B Page 5/7

LETTER AGREEMENT N°5 B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V.	AIRBUS S.A.S.

By :	By :

Its :	Its :

Date :	Date :

Letter Agreement N°5 B Page 6/7

LETTER AGREEMENT N°6

CONTROLADORA VUELA

COMPAÑÍA DE AVIACIÓN, S.A. de C.V.

MEXICO

Subject: PRODUCT SUPPORT

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V. (the “Buyer”) and AIRBUS (the “Seller”) have entered into an A320 Family Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Letter Agreement N°6 Page 1/4

LETTER AGREEMENT N°6

1.	ADOC (Airbus Documentation On-line Consultation)

For the purpose of the Buyer’s managing the technical Data content to fit with its requirements, the seller will *****

1.2	ADOC Job Card Package

The Seller will provide the source data in SGML format. From the SGML documentation the Buyer builds its own formatted data for production of Job cards using standard Airbus Job Cards models. In addition to the above Customized Job card models can be developed from Buyer’s specifications.

The ADOC Job Card Package delivery includes:

*****

1.3	ADOC consultation Package

The Seller will provide to the Buyer the ADOC consultation Package. The ADOC consultation package makes possible to distribute the data through intranet Extranet or Internet. The ADOC Consultation Packages contain:

*****

1.4	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°6 Page 2/4

LETTER AGREEMENT N°6

2.	AIRMAN (Aircraft Maintenance Analysis)

The Seller has developed the AIRMAN software dedicated to maintenance operations for new aircraft equipped with an on-board monitoring function.

AIRMAN’s data analysis, synthesis and presentation provides:

-	simpler, more effective troubleshooting,

-	preventive maintenance recommendations,

-	more effective engineering support,

The result is:

-	improved aircraft Dispatch Reliability,

-	reduced operational costs, and

-	reduced maintenance costs.

*****

3.	******

*****

4.	Maintenance and Ground Operation Training *****

Notwithstanding Clause 16.2.3 of the Agreement, if the Buyer does not require some of the maintenance and ground operation training allowance (as defined in paragraph 1.4.1 and 2.1.1 of Appendix A of Clause 16 of the Agreement), the Seller and the Buyer shall review the situation *****

5.	*****

The Seller shall provide, or cause to be provided, to the Buyer the *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°6 Page 3/4

LETTER AGREEMENT N°6

*****

Should the Buyer *****

6.	Maintenance Planning and Operation Support (Maintenance Planning Data System)

The Seller will provide *****

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V.	AIRBUS S.A.S.

By :	By :

Its :	Its :

Date :	Date :

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°6 Page 4/4

LETTER AGREEMENT N°7

CONTROLADORA VUELA

COMPAÑÍA DE AVIACIÓN, S.A. de C.V.

MEXICO

Subject: *****

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V. (the “Buyer”) and AIRBUS (the “Seller”) have entered into an A320 Family Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°7 Page 1/2

LETTER AGREEMENT N°7

*****

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V.	AIRBUS S.A.S.

By :	By :

Its :	Its :

Date :	Date :

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Letter Agreement N°7 Page 2/2

AIRBUS	CONCESIONARIA VUELA COMPANIA DE AVIACION

SPECIFICATION CHANGE NOTICE
SCN Number 32Y72J0011939S2A
Issue 2
(SCN)	Dated 16-Jun-2006
Page 1 of 3

Title: IAE engines - V2527M-A5 at 26 500 lbf nominal thrust (A319-133)

Description

*****

Effect on weight

Manufacturer’s Weight Empty Change	:	*****
Operational Weight Empty Change	:	*****
Allowable Payload Change	:	*****

Remarks / References

Responds to RFC 32Y72J001A

Specification changed by this SCN

A319-100 Aircraft Standard Specification Reference N° J 000 01000

Issue 05 Revision 00 Temporary Revision 00 dated 17-Jan-2005

This SCN requires prior or concurrent acceptance of the following SCN (s) :

Note: This SCN issue replaces and cancels previous one.

Price per aircraft

US DOLLARS : Price and delivery conditions are mentioned above

AT DELIVERY CONDITIONS :

This change will be effective on VOLARIS A319 AIRCRAFT N° 1 and subsequent.

Already Accepted

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Buyer approval	Seller approval

By:	By:

Date:	Date: 16/06/2006

AIRBUS	CONCESIONARIA VUELA COMPANIA DE AVIACION

SPECIFICATION CHANGE NOTICE
SCN Number 32Y72J0011939S2A
Issue 2
(SCN)	Dated 16-Jun-2006
Page 2 of 3

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

01-10.02.00	The aircraft shall be equipped with two (2) International Aero Engines IAE V2527M-A5 propulsion systems, at a nominal thrust rating of 26 500 lbf (117.0 kN), aircraft model designation A319-133.

72-00.01.00	Turbofan engines of the type Int Aero Engines IAE V2527M-A5 shall be installed. -Reference to CFMI engines shall be deleted throughout.

SFE changes:

Qty Description	Vendor
Part/Spec N°	Remarks

2 Engine	INT AERO ENGINES AG
IAEV2527M-A5

AIRBUS	CONCESIONARIA VUELA COMPANIA DE AVIACION

SPECIFICATION CHANGE NOTICE
SCN Number 32Y72J0011939S2A
Issue 2
(SCN)	Dated 16-Jun-2006
Page 3 of 3

Scope of change (FOR INFORMATION ONLY)

The Aircraft Flight Manual (AFM) and the Flight Crew Operating Manual (FCOM) shall be up-dated. Flight Management and Guidance Computer (FMGC) shall be pin-programmed.

The installation of the IAE V2527M-A5 engine is subject to successful flight test and certification.

FROM Marlene EBERLE	TO CONTROLADORA VUELA COMPANIA DE AVIACION, S.A. DE C.V.

LOCATION DEPARTMENT Hamburg / CCDGA	Andrés FABRE

DATE 24th April 2006	Technical Director andres.fabre@volaris.com

PHONE +49 40 743 78771	Fernando SUAREZ

FAX +49 40 743 76056	Financial Director fernando suarez@volar.com.mx

E-MAIL marlene.eberle@airbus.com

REFERENCE CCDGA ME/me No. 334.0097/06

Subject : Delivery schedule for the A319 Aircraft MSN 2771 — Issue 2

Dear Sirs,

Further to your request, we would like to inform you that delivery of the above mentioned Aircraft has been modified and is currently scheduled in ***** as follows:

Ground Checks on	*****
Acceptance Flight on	*****
Technical Acceptance Completion on	*****
Transfer of Title on	*****

Best regards

Marlene EBERLE

Contracts Administration Manager – Hamburg

NOTA: with the exception of the relevant Airworthiness Authorities representatives, access to the Aircraft will be restricted to members of the delivery team who are your (Buyer’s) employees. Should you intend to delegate the technical acceptance in whole or in part to operators or other third parties, please be aware that a Participation Agreement or a Delegation Letter to that effect will have to be consented to by Airbus prior to the start of the technical acceptance process.

Cc:	Eric SAHORES

Arturo BARREIRA

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TO Fernando Suarez - CFO	FROM Matthieu GOBERT

COMPANY Controladora Vuela Campania de Aviacion S.A. de C.V. (“Volaris”)	LOCATION/DEPARTMENT CCDA

E-MAIL Femando.suarez@volaris.com.m	DATE 17 July 2006

PHONE +33 (0)5 6193 3824

COPY Alfonso Ascencie – Volaris Andres Fabre - Volaris	FAX +33 (0)5 6193 3994

E-MAIL matthieu.gobert@airbus.com

OUR REFERENC MG 336.1120/06

Subject:	A320 Family Purchase Agreement dated October 28, 2005 (the “Agreement”) rescheduling of the A319 Aircraft Rank #4 and Rank #5 (the “Advanced Aircraft”).

This is to formalize Airbus and Volaris agreement to reschedule two A319-100 Aircraft as specified hereunder.

This Letter Agreement will become effective upon execution hereof and will formally amend the Agreement as further set out herein.

1.	Rescheduling of the A319-100 Aircraft Rank #4 and Rank #5

1.1	Aircraft Types and Delivery Months

Airbus and Volaris agree that the following A319-100 are rescheduled with new delivery dates as described hereunder:

Contractual Rank	Current Del. Month	New Del. Month
A319-100 #4	*****	*****
A319-100 #5	*****	*****

It is hereby agreed that the terms and conditions governing the sale and purchase of the Advanced Aircraft will be as forth in the Agreement for the A319 Aircraft.

1.2	Pre-delivery Payments

With respect to the A319 Rank #4, Airbus hereby confirms having received Pre-delivery Payments in the amount of ***** (see exh. A hereto).

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/6

With respect to the A319 Rank #5 Airbus hereby confirms having received Pre-delivery Payments in the amount of ***** (see exh. A hereto).

Such Predelivery Payments will be applied as Predelivery Payments with respect to the Advanced Aircraft.

As a result of the rescheduling, an amount of ***** will be due for each of the Advanced Aircraft respectively on ***** (see exh. A hereto).

Regarding the delta between the due amount and received amount for each Pre-delivery payment already paid, the total amount to be paid by Volaris on ***** is ***** (see exh. B hereto).

2.	Aircraft Definition

Airbus hereby notifies and Volaris agrees that due to the industrial planning and advancement of the two Aircraft, the Advanced Aircraft will not be equipped with the ***** For the sake of clarity, the ***** to be delivered to Volaris starting from *****

3.	Miscellaneous

The existing agreements between Airbus and Volaris shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the existing agreements.

Please confirm your agreement on the above by countersigning this letter as “agreed and accepted”.

Yours sincerely,	Agreed and Accepted Controladora Vuela Compania de Aviacion S.A. de C.V

Matthieu Gobert Contracts Administration Manager	By:

CC: Eric Sahores – Airbus S.A.S. Arturo Barreira – Airbus S.A.S.	Its:
Date:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/6

Exhibit “A”

- New Predelivery Payments Schedule -

Page 3/6

AIRBUS CCDAT	Simu : 03	PREDELIVERY PAYMENT SCHEDULE PER AIRCRAFT (in USD)	12 Jul 2006
Page: 1
VOI - VOLARIS

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/6

Exhibit “B”

- Delta on Predelivery Payments paid -

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TO Fernando Suarez—CFO	FROM Mathieu GOBERT

COMPANY Controladora Vuela Campania de Aviacian S.A. de C.V. (“Volaris”)	LOCATION / DEPARTMENT CCDA

E-MAIL Fernando.suarez@vvolaris.com.mx	DATE 27 July 2007

PHONE +33 (0)5 6193 3824

COPY Alfonso Ascencio – Volaris Andres Fabre – Volaris	FAX +33 (0)5 6193 3994

E-MAIL matthieu.gobert@airbus.com

OUR REFERENC MG 336.0754/

Subject:	A320 Family Purchase Agreement dated October 28, 2005 (the “Agreement”) rescheduling of the A319 Aircraft Rank #14 (the “Deferred Aircraft”).

This is to formalize Airbus and Volaris agreement to reschedule one A319-100 Aircraft as specified hereunder.

This Letter Agreement will become effective upon execution hereof and will formally amend the Agreement as further set out herein.

1.	Rescheduling of the A319-100 Aircraft Rank #14

1.1	Aircraft Type and Delivery Month

Airbus and Volaris agree that the following A319-100 is rescheduled with new Delivery Date as described hereunder:

Contractual Rank	Current Del. Month	New Del. Month
A319-100 #14	*****	*****

It is hereby agreed that the terms and conditions governing the sale and purchase of the ***** will be set forth in the Agreement for the A319 Aircraft.

1.2	Pre-delivery Payments

With respect to the A319 Rank #14, Airbus hereby confirms having received Pre-delivery Payments in the amount of ***** (see exh. A hereto).

Such Predelivery Payments will be applied as Predelivery Payments with respect to the *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/2

As a result of the rescheduling, an amount of ***** will be due for the Deferred Aircraft upon execution of this Letter Agreement (see exh. B hereto).

2.	Miscellaneous

The existing agreements between Airbus and Volaris shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the existing agreements.

Please confirm your agreement on the above by countersigning this Letter Agreement as “agreed and accepted”.

Yours sincerely,	Agreed and Accepted Controladora Vuela Compania de Aviacion S.A. de C.V.

Matthieu Gobert Contracts Administration Manager	By:

CC: Eric Sahores – Airbus S.A.S Arturo Barreira – Airbus S.A.S.	Its:

Date:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/2

AIRBUS CCDAT	Exhibit “A”	PREDELIVERY PAYMENT SCHEDULE PER AIRCRAFT (in USD)	24 Jul 2007
Page: 1
VOI - VOLARIS

*****

- End -

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AIRBUS CCDAT	Exhibit “B”	PREDELIVERY PAYMENT SCHEDULE PER AIRCRAFT (in USD)	24 Jul 2007
Page: 1
VOI - VOLARIS

*****

- End -

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TO Fernando Suarez—CFO	FROM Matthieu GOBERT

COMPANY Controiadora Vuela Campania de Aviacion S.A. de C.V. (“Volaris”)	LOCATION/DEPARTMENT CCDA

E-MAIL Fernando.suarezvolaris.com.mx	DATE 27 July 2007

PHONE +33 (0)5 6193 3824

COPY Alfonso Ascencia—Volaris Andres Fabre—Volaris	FAX +33 (0)5 6193 3994

E-MAIL matthieu.gobert@airbus.com

OUR REFERENC MG 336.0753/07

Subject:	A320 Family Purchase Agreement dated October 28, 2005 (the “Agreement”) rescheduling of the A319 Aircraft Rank #10 (the “Advanced Aircraft”).

This is to formalize Airbus and Volans agreement to reschedule one A319-100 Aircraft as specified hereunder.

This Letter Agreement will become effective upon execution hereof and will formally amend the Agreement as further set out herein.

1.	Rescheduling of the A319-100 Aircraft Rank #10

1.1 Aircraft Type and Delivery Month

Airbus and Volaris agree that the following A319-100 is rescheduled with new Delivery Date as described hereunder

Contractual Rank	Current Del. Month	New Del. Month
A319-100 #10	*****	*****

It is hereby agreed that the terms and conditions governing the sale and purchase of the Advanced Aircraft will be as set forth in the Agreement for the A319 Aircraft.

1.2 Pre-delivery Payments

With respect to the A319 Rank#10, Airbus hereby confirms having received Pre-delivery Payments in the amount of ***** in cash (see exh. A hereto).

Such Predelivery Payments will be applied as Predelivery Payments with respect to the Advanced Aircraft.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/1

As a result of the rescheduling, an amount of ***** will be due for the Advanced Aircraft upon execution of this Letter Agreement (see exh. B hereto).

2.	Aircraft Definition

Airbus hereby confirms that the Enhanced cabin and pylons will be embodied on the Advanced Aircraft.

3.	Miscellaneous

The existing agreements between Airbus and Volaris shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the existing agreements.

Please confirm your agreement on the above by countersigning this Letter Agreement as “agreed and accepted”.

Yours sincerely,	Agreed and Accepted Controladora Vuela Compania de Aviacion S.A. de C.V.

Matthieu Gobert	By:
Contracts Administration Manager

CC: Eric Sahores – Airbus S.A.S	Its:
Arturo Barreira – Airbus S.A.S

Date:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AIRBUS CCDAT	Exhibit “A”	PREDELIVERY PAYMENT SCHEDULE PER AIRCRAFT (in USD)	24 Jul 2007
Page: 1
VOI - VOLARIS

*****

- End -

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AIRBUS CCDAT	Exhibit “B”	PREDELIVERY PAYMENT SCHEDULE PER AIRCRAFT (in USD)	24 Jul 2007
Page: 1
VOI - VOLARIS

*****

- End -

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TO Fernando Suarez – CFO	FROM Matthieu GOBERT

COMPANY Controiadora Vuela Compania de Aviacion S.A. de C.V. (“Volaris”)	LOCATION/DEPARTMENT CSCDA

E-MAIL Fernando.suarez@volaris.com.mx	DATE 19 November 2007

PHONE +33 (0)5 6193 3824

COPY Alfonso Ascencia – Volaris Andres Fabre – Volaris	FAX +33 (0)5 6193 3994

E-MAIL matthieu.gobert@airbus.com

OUR REFERENCE MG 336.0753/07

Subject:	A320 Family Purchase Agreement dated October 28, 2005 (the “Agreement”) Conversion and rescheduling of the A319-100 Aircraft Rank #12 of March 2009 into one A320-200 Aircraft in October 2008 (the “Converted Aircraft”).

Rescheduling of the A319-100 Aircraft Rank #13 (the “Postponed Aircraft”).

This is to formalize Airbus and Volaris agreement to convert and reschedule two A319-100 Aircraft as specified hereunder.

This Letter Agreement will become effective upon execution hereof and will formally amend the Agreement as further set out herein.

1.	Conversion and rescheduling A319-100 Aircraft Rank #12

1.1	Aircraft Type and Delivery Month

Airbus and Volaris agree that the following A319-100 is converted and rescheduled with new Delivery Date as described hereunder:

A/C Rank	Cac Id	Current Aircraft Type and Delivery Month	New Aircraft Type and Delivery Month
12	209851	A319-100—*****	A320-200n *****

It is hereby agreed that the terms and conditions governing the sale and purchase of the Advanced Aircraft will be as set forth in the Agreement for the A320 Aircraft.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/1

1.2	Pre-delivery Payments

With respect to the A319 Rank #12, Airbus hereby confirms having received Pre-delivery Payments in the amount of ***** in cash (see exhibit “A hereto).

Such Predelivery Payments will be applied as Predelivery Payments with respect to the Converted Aircraft.

As a result of the conversion and rescheduling, an amount of ***** will be due for the Converted Aircraft upon execution of this Letter Agreement (see exhibit “B” hereto).

2.	Rescheduling of the A319-100 Aircraft Rank #13

2.1	Aircraft Type and Delivery Month

Airbus and Volaris agree that the following A319-100 is rescheduled with new Delivery Date as described hereunder.

A/C Rank	Cac Id	Current Delivery Month	New Delivery Month
13	209852	*****	*****

It is hereby agreed that the terms and conditions governing the sale and purchase of the Postponed Aircraft will be as set forth in the Agreement for the A320 Aircraft.

2.2	Pre-delivery Payments

With respect to the A319 Rank #13, Airbus hereby confirms having received Pre-delivery Payments in the amount of ***** in cash (see exhibit “C” hereto).

Such Predelivery Payments will be applied as Predelivery Payments with respect to the Postponed Aircraft.

As a result of the conversion and rescheduling, an amount of ***** will be due for the Postponed Aircraft upon execution of this Letter Agreement (see exhibit “D” hereto).

3.	Aircraft Definition

Airbus hereby confirms that the Enhanced cabin and pylons will be embodied on the Advanced and on the Postponed Aircraft.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4.	Miscellaneous

The existing agreements between Airbus and Volans shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the existing agreements.

Please confirm your agreement on the above by countersigning this Letter Agreement as “agreed and accepted”.

Yours sincerely,	Agreed and Accepted Controladora Vuela Compania de Aviacion S.A. de C.V.

Matthieu Gobert	By:
Contracts Administration Manager

CC: Eric Sahores – Airbus S.A.S	Its:
Arturo Barreira – Airbus S.A.S
Date:

AIRBUS CCDAT	Exhibit “A”	PREDELIVERY PAYMENT SCHEDULE PER AIRCRAFT (in USD)	19 Nov 2007
Page: 1
VOI - VOLARIS

*****

- End -

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AIRBUS CCDAT	Exhibit “B”	PREDELIVERY PAYMENT SCHEDULE PER AIRCRAFT (in USD)	19 Nov 2007
Page: 1
VOI - VOLARIS

*****

- End -

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AIRBUS CCDAT	Exhibit “C”	PREDELIVERY PAYMENT SCHEDULE PER AIRCRAFT (in USD)	19 Nov 2007
Page: 1
VOI - VOLARIS

*****

- End -

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AIRBUS CCDAT	Exhibit “D”	PREDELIVERY PAYMENT SCHEDULE PER AIRCRAFT (in USD)	19 Nov 2007
Page: 1
VOI - VOLARIS

*****

- End -

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

TO Fernando Suarez – CFO	FROM Matthieu GOBERT

COMPANY Controiadora Vuela Compania de Aviacion S.A. de C.V. (“Volaris”)	LOCATION/DEPARTMENT CSCDA

E-MAIL Fernando.suarez@volaris.com.mx	DATE 23 January 2008

PHONE +33 (0)5 6193 3824

COPY Alfonso Ascencio – Volaris Andres Fabre – Volaris	FAX +33 (0)5 6193 3994

E-MAIL matthieu.gobert@airbus.com

OUR REFERENCE MG 336.0753/08

Subject:	A320 Family Purchase Agreement dated October 28, 2005 (the “Agreement”) rescheduling of the A319 aircraft Rank #11 (the “Advanced Aircraft”).

This is to formalize Airbus and Volaris agreement to reschedule one A319-100 Aircraft as specified hereunder.

This Letter Agreement will become effective upon execution hereof and will formally amend the Agreement as further set out herein.

1.	Rescheduling of the A319-100 Aircraft Rank #11

1.1	Aircraft Type and Delivery Month

Airbus and Volaris agree that the following A319-100 is rescheduled with new Delivery Date as described hereunder:

Contractual Rank	Current Del. Month	New Del. Month
A319-100 #11	*****	*****

It is hereby agreed that the terms and conditions governing the sale and purchase of the Advanced Aircraft will be as set forth in the Agreement for the A320 Aircraft.

1.2	Pre-delivery Payments

With respect to the A319 Rank #11, Airbus hereby confirms having received Pre-delivery Payments in the amount of ***** in cash (see exh.A hereto)

Such Predelivery Payments will be applied as Predelivery payments with respect to the Advanced Aircraft.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 1/1

As a result of the rescheduling, Airbus has received an overdue payment of an amount of ***** Such overdue payment will be applied against the next Predelivery Payment due by Volaris under the PDP Schedule applicable to the Advanced Aircraft (see exh. B hereto).

As a consequence, en amount of ***** will be due for the Advanced Aircraft on May 01st, 2008 (see exh. B hereto).

2.	Miscellaneous

The existing agreements between Airbus and Volaris shall be deemed amended to the extent herein provided, and, except as specifically amended hereby, shall continue in full force and effect in accordance with their original terms. All capitalized terms not otherwise defined herein shall have the meanings provided for in the existing agreements.

Please confirm your agreement on the above by countersigning this Letter Agreement as “agreed and accepted”.

Yours sincerely,	Agreed and Accepted Controladora Vuela Compania de Aviacion S.A. de C.V.

Matthieu Gobert	By:
Contracts Administration Manager

CC: Eric Sahores – Airbus S.A.S	Its:
Arturo Barreira – Airbus S.A.S

Date:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/2

AIRBUS CCDAT	Exhibit “A”	PREDELIVERY PAYMENT SCHEDULE PER AIRCRAFT (in USD)	23 Jan 2007
Page: 1
VOI - VOLARIS

*****

- End -

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AIRBUS CCDAT	Exhibit “B”	PREDELIVERY PAYMENT SCHEDULE PER AIRCRAFT (in USD)	23 Jan 2007
Page: 1
VOI - VOLARIS

*****

- End -

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT N° 1

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as “Seller”

AND

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.

as “Buyer”

Reference: 337.0029/07

1/1

CONTENTS

CLAUSES	TITLES

1	*****

2	PREDELIVERY PAYMENTS

3	CUSTOMER SUPPORT

4	CONDITIONS APPLICABLE TO THE ***** AIRCRAFT

5	*****

6	ENTRY INTO FORCE

7	MISCELLANEOUS PROVISIONS

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2/2

AMENDMENT N° 1 TO THE

A320 FAMILY PURCHASE AGREEMENT

This Amendment N° 1 (hereinafter referred to as the “Amendment N° 1”) is entered into as of the                      day of June 2007

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. [and Airbus Industrie G.I.E.] created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V. a company organised under the laws of Mexico having its principal place of business at Prolongación Paseo de la Reforma 490, Primer Pisa, Colonia Santa Fe Peña Blanca, Código Postal 01210, Delegación Álvaro Obregón, Mexico, D.F Mexico (the “Buyer”).

Together the “Parties”

WHEREAS:

A.

The Buyer and the Seller entered into an A320 Family Purchase Agreement dated the 28th October 2005 for the sale by the Seller and the purchase by the Buyer of sixteen (16) A320 Family Aircraft (thereinafter together with its Exhibits and Letter Agreements referred to as the “Agreement”).

B.	The Buyer and the Seller wish to amend certain provisions of the Agreement as per the terms of this Amendment N° 1.

C.	It is understood that the Amendment N° 1, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment N° 1, unless otherwise agreed upon herein.

D.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof and “hereunder” and words of similar import refer to this Amendment N° 1.

3/3

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	***** Aircraft Rights

1.1	Following the decision of Buyer to exercise its right to purchase a number of ***** the Seller hereby agrees to manufacture, sell and deliver and the Buyer shall buy and take delivery of fourteen (14) additional A319 Aircraft (for the purpose of this Amendment No.1, the ***** Aircraft”) upon the terms and conditions set out in the Agreement. Such Incremental Aircraft shall be referred to individually as Aircraft N° 17 to Aircraft N° 30 respectively.

1.2	Sub-Clause 9.1.1 of the Agreement is hereby amended by addition of the following Scheduled Delivery Months for each of the Incremental Aircraft

QUOTE

“Aircraft N°	Scheduled Delivery Month
Aircraft N° 17	*****
Aircraft N° 18	*****
Aircraft N° 19	*****
Aircraft N° 20	*****
Aircraft N° 21	*****
Aircraft N° 22	*****
Aircraft N° 23	*****
Aircraft N° 24	*****
Aircraft N° 25	*****
Aircraft N° 26	*****
Aircraft N° 27	*****
Aircraft N° 28	*****
Aircraft N° 29	*****
Aircraft N° 30	*****

UNQUOTE

2.	Predelivery Payments

Upon approval by the board of the Buyer of this Amendment N° 1, as set forth in Clause 6(ii) of this Amendment No. 1, the Buyer shall pay the first Predelivery Payment due, pursuant to Clause 5.3.2 of the Agreement *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4/4

3.	Customer Support and Training

3.1	Unless otherwise expressly stipulated herein, the terms and conditions applicable for the customer support and training to the Aircraft under the Agreement on a per Aircraft basis, shall apply to the *****Aircraft.

3.2	In accordance with the provisions as set forth in Clause 15.1 of the Agreement, the Seller hereby grants to the Buyer ***** of Customer Support Representative services. Consequently the number of Customer Support Representative services set out in Clause 1 of the Appendix A to Clause 15 of the Agreement shall be hereby *****

3.3	The Seller shall provide revision service ***** Aircraft.

3.4	The Seller shall provide ***** Consequently the period of ***** revision services set out in Clause 14.5 of the Agreement shall be *****

3.5	The Seller hereby agrees to provide to Buyer, ***** for the *****Aircraft and ***** Aircraft as defined in the Agreement and up to ***** Airbus *****, on a ***** For the sake of clarity, the Seller grants the Buyer, during a ***** the ***** Airbus aircraft in operation.

LPC is an Airbus software provided in digital media form enabling the Buyer to consult Airbus Aircraft performance programs and the operational Technical Data for the Airbus Aircraft.

3.6	The Seller hereby grants to Buyer ***** of maintenance training ***** for the Buyer personnel. Consequently the number of maintenance training days set out in Clause 2.1 of Appendix A to Clause 16 of the Agreement shall be ***** maintenance training days.

3.7	The Seller hereby agrees to ***** the ***** Aircraft ***** Consequently the period of ***** revision services set out in Clause 2 to Letter Agreement No. of the Agreement shall be *****

3.8	The Seller shall provide to the Buyer ***** training ***** of the Buyer’s ***** Consequently the number of Buyer ***** training set out in Clause 1.3 of Appendix A to Clause 16 of the Agreement shall be *****

3.9	The Seller shall provide to the Buyer *****/***** for the Buyer’s personnel. Consequently the number of trainee days of ***** training set out in Clause 1.4.1 of Appendix A to Clause 16 of the Agreement shall be ***** maintenance training days.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5/5

3.10	The Seller shall provide to the Buyer transition type rating instructor training (transition or CCQ, as applicable) ***** of the Buyer’s flight instructors.

3.11	For the avoidance of doubt, all quantities of customer support and training indicated above are the total quantities granted for the ***** Aircraft covered by this Amendment No.1, unless otherwise specified.

4.	Conditions applicable to Incremental Aircraft

All of the terms and conditions of the Agreement (as they are modified by this Amendment No.1 and any letter agreements hereto), shall apply to the ***** Aircraft.

In case of any inconsistency between this Amendment N° 1 and the Agreement, this Amendment N° 1 shall prevail.

5.	*****

In accordance with the provisions as set forth in Clause 6 of Letter Agreement N° 3 ***** to the Agreement, the Seller hereby grants to the Buyer ***** Aircraft (the ***** Aircraft”) upon exercise of the ***** Aircraft,

The Decision Dates of the ***** Aircraft are the first Business Day of the following months:

*****    ***** Aircraft

*****    ***** Aircraft

*****    ***** Aircraft

For the avoidance of doubt, all other provisions set out in Clauses 2 and 3 of Letter Agreement N°3 to the Agreement shall be applicable to the ***** Aircraft.

6.	Entry into force

This Amendment N° 1 shall enter into force and be binding on the parties upon satisfaction of the three following conditions precedent:

(i)	signature by the Buyer and the Seller of this Amendment N° 1 in two originals;

(ii)	approval by the board of the Buyer with respect to this Amendment N° 1; and notification of such approval by the Buyer to the Seller; and

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6/6

(iii)	receipt by the Seller of the Predelivery Payment referred to in Clause 2 of this Amendment N° 1.

Upon satisfaction of the condition precedent in (i) above, and in consideration of the Seller reserving for the Buyer the terms and conditions, including the delivery positions, stated in this Amendment N° 1 until the Expiry Date, the Buyer shall pay ***** of this Amendment N° 1, a ***** commitment fee in an amount of ***** for each of the ***** Aircraft (the “Commitment Fee”). The Commitment Fee shall be credited against the Predelivery Payment referred to in Clause 2 of this Amendment N° 1 for the respective Incremental Aircraft.

If the above three conditions are not fulfilled on or before August 15, 2007 (the “Expiry Date”), and unless otherwise agreed in writing, the Buyer and the Seller shall have no obligation or liability to the other, whether in contract, tort or otherwise in respect of this Amendment N° 1, except that the Seller shall in such circumstances be entitled to retain the Commitment Fee referred to in the above paragraph.

7.	Miscellaneous Provisions

This Amendment N° 1 together with the Agreement, its Exhibits and Letter Agreements contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, with respect to such subject matter.

This Amendment N° 1 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment N° I shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7/7

IN WITNESS WHEREOF this Amendment N° 1 was entered into the day and year first above written.

Agreed and accepted	Agreed and accepted

For and on behalf of CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN S.A.P.I. de C V.	For and on behalf of AIRBUS S.A.S.

Name:	Name:
Its:	Its:

8/8

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegacion Álvaro Obregón,

Mexico, D.F

SUBJECT: CONDITIONS APPLICABLE TO ***** AIRCRAFT N° 17 to 30

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. de C.V. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement dated 28th October 2005 (the “Agreement”) and an Amendment N° 1 (the “Amendment N° 1”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A320 Family Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 2/2

1.	In consideration of the Buyer purchasing and taking delivery of the ***** Aircraft, the Seller is pleased to confirm that all of the credit memoranda provided to Buyer in Letter Agreement N° 1 to the Agreement with respect to A319-100 Aircraft shall apply to each of the ***** Aircraft.

2.	***** Aircraft *****

The Seller shall grant to the Buyer with respect to each Incremental Aircraft an additional credit memorandum (the ***** Aircraft *****) amounting to:

*****

*****

The ***** Aircraft ***** of each of the ***** Aircraft.

The ***** Aircraft ***** Clause 4.1 of the Agreement *****

At the option of the Buyer, the ***** Aircraft *****

3.	*****

The Seller shall grant to the Buyer with respect to each ***** Aircraft a ***** amounting to:

For A319 Aircraft:

*****

*****

For A320 Aircraft:

*****

*****

The *****

The *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 3/3

***** Aircraft in accordance with the Price Revision Formula set forth in Clause 4.1 of the Agreement (as amended by Letter Agreement N° 7 thereto).

At the option of the Buyer, the Fleet Increase ***** may be applied at Delivery of ***** Aircraft against the Final Price of such Incremental Aircraft or may be used for the purchase of goods and services from the Seller and/or its subsidiaries.

4.	Price Revision Protection

*****

5.	*****

5.1	The following definition shall apply with regard to this clause 5:

Backlog Aircraft means, in relation to the Agreement, the firmly ordered Aircraft N° 7 through to N° 16.

5.2	The Seller shall make available to the Buyer ***** (the *****) amounting to:

*****

*****

The terms and conditions for the utilization of the Backlog Aircraft Fund are specified in Clauses 5.3, 5.4, and 5.5 hereafter.

5.3	Availability of the Backlog Aircraft Fund

From the available balance of the Backlog Aircraft Fund, at Delivery to the Buyer of each of the Backlog Aircraft the Seller shall grant the Buyer a fleet harmonization credit (the “Fleet Harmonization Credit”) of *****

The ***** For any Backlog Aircraft delivered ***** as defined in Clause 2 of this Amendment No. 1.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 4/4

***** Backlog Aircraft, ***** of a Backlog Aircraft, the Buyer shall be entitled to *****

The ***** of the Agreement *****

Each time a *****

5.4	*****

5.5	If the Agreement is terminated by the Seller due to a default by the Buyer and as a result the Buyer fails to take Delivery of the ***** Aircraft as defined in Amendment N° 1 to the Agreement, then *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Page 5/5

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted	Agreed and accepted

For and on behalf of CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.	For and on behalf of AIRBUS S.A.S.

Name	Name

Title	Title

Date	Date

Page 6/6

AMENDMENT N° 2

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as “Seller”

AND

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.

as “Buyer”

Reference: CT0801717

1/1

C O N T E N T S

CLAUSES	TITLES
1	CHANGE OF DELIVERY DATES

2	PREDELIVERY PAYMENTS

3	MISCELLANEOUS PROVISIONS

2/2

AMENDMENT N° 2 TO THE

A320 FAMILY PURCHASE AGREEMENT

This Amendment N° 2 (hereinafter referred to as the “Amendment No.2”) is entered into as of the             day of July 2008

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. [and Airbus Industrie G.I.E.] created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V. a company organised under the laws of Mexico having its principal place of business at Prolongación Paseo de la Reforma 490, Primer Piso, Colonia Santa Fe Peña Blanca, Código Postal 01210, Delegación Álvaro Obregón, Mexico, D.F. Mexico (the “Buyer”).

Together the “Parties”

WHEREAS:

A.

The Buyer and the Seller entered into an A320 Family Purchase Agreement dated the 28th October 2005 for the sale by the Seller and the purchase by the Buyer of sixteen (16) A320 Family Aircraft (thereinafter together with its Exhibits and Letter Agreements referred to as the “Agreement”).

B.	The Buyer and the Seller have entered into an Amendment No.1 to the A320 Family Purchase Agreement dated the 22nd June 2007 (the “Amendment No.1”) to amend certain provisions of the Agreement

C.	The Buyer and the Seller wish to enter into Amendment No.2 to the Purchase Agreement to advance the Delivery Dates of Aircraft Nos. 13 and 14.

D.	It is understood that Amendment N° 2, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment N° 2, unless otherwise agreed upon herein.

3/3

E.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof and “hereunder” and words of similar import refer to this Amendment N° 2.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	Advancement of Delivery Dates

The Buyer and the Seller wish to advance the Delivery Dates of the Aircraft below:

Aircraft No.	Aircraft CAC ID	Previous Delivery Date	New Delivery Date
13	209852	*****	*****
14	209853	*****	*****

2.	Predelivery Payments

*****

3.	Miscellaneous Provisions

This Amendment N° 2 together with the Agreement, its Exhibits and Letter Agreements contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, with respect to such subject matter.

This Amendment N° 2 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment N° 2 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4/4

IN WITNESS WHEREOF this Amendment N° 2 was entered into the day and year first above written.

Agreed and accepted	Agreed and accepted

For and on behalf of CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.	For and on behalf of AIRBUS S.A.S.

Name:	Name:
Its:	Its:

5/5

AMENDMENT N° 3

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as “Seller”

AND

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.

as “Buyer”

Reference: CT0803484

1/1

C O N T E N T S

CLAUSES	TITLES
1	CHANGE OF DELIVERY DATES

2	PREDELIVERY PAYMENTS

3	MISCELLANEOUS PROVISIONS

2/2

AMENDMENT N° 3 TO THE

A320 FAMILY PURCHASE AGREEMENT

This Amendment N° 3 (hereinafter referred to as the “Amendment N° 3”) is entered into as of the             day of January 2009.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Beilonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A. DE C.V. a company organised under the laws of Mexico having its principal place of business at Prolongación Paseo de la Reforma 490, Primer Piso, Goiania Santa Fe Peña Blanca, Código Postal 01210, Delegación Alvaro Obregón, Mexico, D.F. Mexico (the “Buyer”).

Together the “Parties”

WHEREAS:

A.

The Buyer and the Seller entered into an A320 Family Purchase Agreement dated the 28th October 2005 for the sale by the Seller and the purchase by the Buyer of sixteen (16) A320 Family Aircraft (thereinafter together with its Exhibits and Letter Agreements referred to as the “Agreement”).

B.	The Buyer and the Seller have entered into an Amendment No.1 to the A320 Family Purchase Agreement dated the 22nd June 2007 (the “Amendment No.1”) to amend certain provisions of the Agreement

C.	The Buyer and the Seller have entered into an Amendment No.2 to the A320 Family Purchase Agreement dated the 11th July 2008 (the “Amendment No.2”) to amend certain provisions of the Agreement

D.	The Buyer and the Seller wish to enter into Amendment No 3 to the Agreement to defer the Scheduled Delivery Months of Aircraft Nos. 13, 14, 15 and 16.

E.	It is understood that Amendment N° 3, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment N° 3, unless otherwise agreed upon herein.

3/3

F.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N° 3.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	Deferral of Delivery Dates

The Buyer and the Seller wish to defer the Scheduled Delivery Months of the Aircraft below:

Aircraft No.	Aircraft CAC ID	Previous Scheduled Delivery Months	New Scheduled Delivery Months
13	209852	*****	*****
14	209853	*****	*****
15	209854	*****	*****
16	209855	*****	*****

2.	Predelivery Payments

2.1	*****

2.2	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4/4

*****

3.	Miscellaneous Provisions

This Amendment N° 3 together with the Agreement, its Exhibits and Letter Agreements contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, with respect to such subject matter.

This Amendment N° 3 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment N° 3 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5/5

IN WITNESS WHEREOF this Amendment N°3 was entered into the day and year first above written.

Agreed and accepted	Agreed and accepted

For and on behalf of CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.	For and on behalf of AIRBUS S.A.S.

Name:	Name:
Its:	Its:

6/6

EXHIBIT A

Reallocation of Excess Payment US$

1)	Non financed portion

*****

2)	Financed portion

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

7/7

AMENDMENT N° 4

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as “Seller”

AND

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.

as “Buyer”

Reference: CT0903591

1/1

AMENDMENT N° 4 TO THE

A320 FAMILY PURCHASE AGREEMENT

This Amendment N° 4 (hereinafter referred to as the “Amendment N° 4”) is entered into as of the 28th day of October 2010.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. a company organised under the laws of Mexico having its principal place of business at Prolongación Paseo de la Reforma 490, Primer Piso, Colonia Santa Fe Peña Blanca, Código Postal 01210, Delegación Alvaro Obregón, Mexico, D.F. Mexico (the “Buyer”).

Together the “Parties”

WHEREAS:

A.

The Buyer and the Seller entered into an A320 Family Purchase Agreement dated the 28th October 2005 for the sale by the Seller and the purchase by the Buyer of sixteen (16) A320 Family Aircraft (thereinafter together with its Exhibits and Letter Agreements referred to as the “Agreement”).

B.	The Buyer and the Seller have entered into an Amendment No.1 to the A320 Family Purchase Agreement dated the 22nd June 2007 (the “Amendment No.1”) to amend certain provisions of the Agreement.

C.	The Buyer and the Seller have entered into an Amendment No.2 to the A320 Family Purchase Agreement dated the 11th July 2008 (the “Amendment No.2”) to amend certain provisions of the Agreement.

D.	The Buyer and the Seller have entered into an Amendment No.3 to the A320 Family Purchase Agreement dated the 30th January 2009 (the “Amendment No.3”) to amend certain provisions of the Agreement.

2/2

E.	The Buyer and the Seller wish to enter into Amendment No.4 to the Agreement to amend certain provisions of the Agreement.

F.	It is understood that Amendment N° 4, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment N° 4, unless otherwise agreed upon herein.

G.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof’ and “hereunder” and words of similar import refer to this Amendment N° 4.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	Aircraft bearing rank numbers 15 and 16:

1.1	Aircraft Type Conversion

Pursuant to the Buyer’s request to convert the aircraft type of Aircraft bearing rank numbers 15 and 16 and advance the Scheduled Delivery Month of Aircraft bearing rank number 15, the Parties hereby agree that the aircraft type of Aircraft with rank numbers 15 and 16, and Scheduled Delivery Month of Aircraft bearing rank number 15 shall hereby be amended as set out in the table here below:

Rank numbers	Original Aircraft type	Revised Aircraft type	Original Scheduled Delivery Months	Revised Scheduled Delivery Month
15	A319-100	A320-200	*****	*****
16	A319-100	A320-200	*****	*****

It is furthermore agreed by the Parties that the provisions and obligations set forth in clause 1 to letter agreement No.4 to the Agreement for Aircraft with rank numbers 15 and 16 shall herewith be considered fulfilled in their entirety and neither Party shall have any further rights and or obligations under clause 1 to letter agreement No.4 to the Agreement toward the other Party with respect thereto.

1.2	Predelivery Payments:

The Parties hereby agree that upon signature of this Amendment N° 4, the Buyer shall with respect to the Aircraft with rank numbers 15 and 16, *****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3/3

2.	Miscellaneous Provisions

This Amendment N° 4 together with the Agreement, its Exhibits and Letter Agreements contain the entire agreement between the Parties with respect to the subject matter hereof and supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, with respect to such subject matter.

This Amendment N° 4 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment N° 4 shall not be varied or modified except by an instrument in writing executed by both Parties or by their duly authorised representatives.

4/4

IN WITNESS WHEREOF this Amendment N° 4 was entered into the day and year first above written.

Agreed and accepted	Agreed and accepted

For and on behalf of CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.	For and on behalf of AIRBUS S.A.S.

Name:	Name:
Its:	Its:

Name:
Its:

5/5

AMENDMENT N° 5

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as “Seller”

AND

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.

as “Buyer”

Reference: CT003484

1/1

C O N T E N T S

CLAUSES	TITLES
1	PREDELIVERY PAYMENTS

2	AIRCRAFT BEARING RANK NUMBERS 29 AND 30

3	CERTIFICATION FOR AUTOLAND CAPABILITY TO 9,200ft

4	***** CUSTOMER SUPPORT

5	MISCELLANEOUS PROVISIONS

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

2/2

AMENDMENT N° 5 TO THE

A320 FAMILY PURCHASE AGREEMENT

This Amendment N° 5 (hereinafter referred to as the “Amendment N° 5”) is entered into as of the              day of December 2010.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V. a company organised under the laws of Mexico having its principal place of business at Prolongación Paseo de la Reforma 490, Primer Piso, Colonia Santa Fe Peña Blanca, Código Postal 01210, Delegación Álvaro Obregón, Mexico, D.F. Mexico (the “Buyer”).

Together the “Parties”

WHEREAS:

A.

The Buyer and the Seller entered into an A320 Family Purchase Agreement dated the 28th October 2005 for the sale by the Seller and the purchase by the Buyer of sixteen (16) A320 Family Aircraft (thereinafter together with its Exhibits and Letter Agreements referred to as the “Agreement”).

B.	The Buyer and the Seller have entered into an Amendment No.1 to the A320 Family Purchase Agreement dated the 22nd June 2007 (the “Amendment No.1”) to amend certain provisions of the Agreement.

C.	The Buyer and the Seller have entered into an Amendment No.2 to the A320 Family Purchase Agreement dated the 11th July 2008 (the “Amendment No.2”) to amend certain provisions of the Agreement.

D.	The Buyer and the Seller have entered into an Amendment No.3 to the A320 Family Purchase Agreement dated the 30th January 2009 (the “Amendment No.3”) to amend certain provisions of the Agreement.

3/3

E.	The Buyer and the Seller have entered into an Amendment No.4 to the A320 Family Purchase Agreement dated the 28th October 2010 (the “Amendment No.4”) to amend certain provisions of the Agreement.

F.	The Buyer and the Seller wish to enter into Amendment No.5 to the Agreement to amend certain provisions of the Agreement.

G.	It is understood that Amendment No.5, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment No.5, unless otherwise agreed upon herein.

H.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment No.5.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	Predelivery Payments

1.1	*****

1.2	*****

Further to the implementation of the above Clause 1.1, the ***** shall be applicable to the Predelivery Payments as set forth in the table below:

Original Predelivery Payment due dates	Aircraft Number	Scheduled Delivery Month / Scheduled Delivery Quarter	Predelivery Payment number	Amount
*****	*****	*****	*****	*****

*****

2.	Aircraft bearing rank numbers 29 and 30

2.1	Delivery Schedule

The Parties hereby agree that the Scheduled Delivery Quarters as the case may be, of Aircraft with rank numbers 29 and 30 shall be amended as set forth in the table here below:

Rank number	A/C Type	Original Scheduled Delivery Quarters	Revised Scheduled Delivery Quarters
29	A319-100	*****	*****
30	A319-100	*****	*****

2.2	Predelivery Payments

*****

2.3	Escalation Cap

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4/4

3.	Certification for autoland capability to 9,200ft

*****

4.	***** Customer Support:

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

5/5

5.	Miscellaneous Provisions

This Amendment N° 5 together with the Agreement, its Exhibits and Letter Agreements contain the entire agreement between the Parties with respect to the subject matter hereof and supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, with respect to such subject matter.

This Amendment N° 5 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment N° 5 shall not be varied or modified except by an instrument in writing executed by both Parties or by their duly authorised representatives.

6/6

IN WITNESS WHEREOF this Amendment N° 5 was entered into the day and year first above written.

Agreed and accepted	Agreed and accepted

For and on behalf of CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.	For and on behalf of AIRBUS S.A.S.

Name:	Name:
Its:	Its:

Name:
Its:

7/7

AMENDMENT N° 6

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as “Seller”

AND

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.

as “Buyer”

Reference: CT1006602

1/1

AMENDMENT N° 6 TO THE

A320 FAMILY PURCHASE AGREEMENT

This Amendment N° 6 (hereinafter referred to as the “Amendment N° 6”) is entered into as of the                      day of December 2010.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. a company organised under the laws of Mexico having its principal place of business at Prolongación Paseo de la Reforma 490, Primer Piso, Colonia Santa Fe Peña Blanca, Código Postal 01210, Delegación Álvaro Obregón, Mexico, D.F. Mexico (the “Buyer”).

Together the “Parties”

WHEREAS:

A.

The Buyer and the Seller entered into an A320 Family Purchase Agreement dated the 28th October 2005 for the sale by the Seller and the purchase by the Buyer of sixteen (16) A320 Family Aircraft (thereinafter together with its Exhibits and Letter Agreements referred to as the “Agreement”).

B.	The Buyer and the Seller have entered into an Amendment No. I to the A320 Family Purchase Agreement dated the 22nd June 2007 (the “Amendment No.1”) to amend certain provisions of the Agreement.

C.	The Buyer and the Seller have entered into an Amendment No.2 to the A320 Family Purchase Agreement dated the 11th July 2008 (the “Amendment No.2”) to amend certain provisions of the Agreement.

D.	The Buyer and the Seller have entered into an Amendment No.3 to the A320 Family Purchase Agreement dated the 30th January 2009 (the “Amendment No.3”) to amend certain provisions of the Agreement.

2/2

E.	The Buyer and the Seller have entered into an Amendment No.4 to the A320 Family Purchase Agreement dated the 28th October 2010 (the “Amendment No.4”) to amend certain provisions of the Agreement.

F.	The Buyer and the Seller have entered into an Amendment No.5 to the A320 Family Purchase Agreement dated the December 2010 (the “Amendment No.5”) to amend certain provisions of the Agreement.

G.	The Buyer and the Seller wish to enter into Amendment No.6 to the Agreement to amend certain provisions of the Agreement.

H.	It is understood that Amendment No.6, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment No.6, unless otherwise agreed upon herein.

I.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment No.6.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	Aircraft bearing rank numbers 13 and 14:

1.1	Aircraft Type Conversion

Pursuant to the Buyer’s request to convert the aircraft type of Aircraft bearing rank ***** the Parties hereby agree that the aircraft type and Scheduled Delivery Month of Aircraft with rank numbers 13 and 14, shall hereby be amended as set out in the table below:

Rank numbers	Original Aircraft type	Revised Aircraft type	Original Scheduled Delivery Months	Revised Scheduled Delivery Month
*****	A319-100	A320-200	*****	*****
*****	A319-100	A320-200	*****	*****

It is furthermore agreed by the Parties that the provisions and obligations set forth in clause 1 to Letter Agreement No.4 to the Agreement for Aircraft with rank numbers ***** shall herewith be considered fulfilled in their entirety and neither party shall have any further rights and or obligations with respect to clause 1 to Letter Agreement No.4 to the Agreement toward the other party with respect thereto.

1.2	Predelivery Payments

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3/3

*****

1.3	*****

2.	Miscellaneous Provisions

This Amendment No.6 together with the Agreement, its Exhibits and Letter Agreements contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, with respect to such subject matter.

This Amendment No.6 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No.6 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4/4

IN WITNESS WHEREOF this Amendment No.6 was entered into the day and year first above written.

Agreed and accepted	Agreed and accepted

For and on behalf of CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.	For and on behalf of AIRBUS S.A.S.

Name:	Name:
Its:	Its:

Name:
Its:

5/5

AMENDMENT N° 7

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as “Seller”

AND

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.

as “Buyer”

Reference: CT1006773

1/1

AMENDMENT N° 7 TO THE

A320 FAMILY PURCHASE AGREEMENT

This Amendment No.7 (hereinafter referred to as the “Amendment No.7”) is entered into as of the 4th day of January 2011.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, DE C.V. a company organised under the laws of Mexico having its principal place of business at Prolongación Paseo de la Reforma 490, Primer Piso, Colonia Santa Fe Peña Blanca, Código Postal 01210, Delegación Álvaro Obregón, Mexico, D.F. Mexico (the “Buyer”).

Together the “Parties”

WHEREAS:

A.

The Buyer and the Seller entered into an A320 Family Purchase Agreement dated the 28th October 2005 for the sale by the Seller and the purchase by the Buyer of sixteen (16) A320 Family Aircraft (thereinafter together with its Exhibits and Letter Agreements referred to as the “Agreement”).

B.	The Buyer and the Seller have entered into an Amendment No.1 to the A320 Family Purchase Agreement dated the 22nd June 2007 (the “Amendment No.1”) to amend certain provisions of the Agreement.

C.	The Buyer and the Seller have entered into an Amendment No.2 to the A320 Family Purchase Agreement dated the 11th July 2008 (the “Amendment No.2”) to amend certain provisions of the Agreement.

D.	The Buyer and the Seller have entered into an Amendment No.3 to the A320 Family Purchase Agreement dated the 30th January 2009 (the “Amendment No.3”) to amend certain provisions of the Agreement.

2/2

E.	The Buyer and the Seller have entered into an Amendment No.4 to the A320 Family Purchase Agreement dated the 28th October 2010 (the “Amendment No.4”) to amend certain provisions of the Agreement.

F.	The Buyer and the Seller have entered into an Amendment No.5 to the A320 Family Purchase Agreement dated the 15th December 2010 (the “Amendment No.5”) to amend certain provisions of the Agreement.

G.	The Buyer and the Seller have entered into an Amendment No.6 to the A320 Family Purchase Agreement dated the 15th December 2010 (the “Amendment No.6”) to amend certain provisions of the Agreement.

H.	The Buyer and the Seller wish to enter into Amendment No.7 to the Agreement to amend certain provisions of the Agreement.

I.	It is understood that Amendment No.7, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment No.7, unless otherwise agreed upon herein.

J.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof’ and “hereunder” and words of similar import refer to this Amendment No.7.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	Aircraft bearing rank numbers *****

1.1	Aircraft Type Conversion from A319 to A320

Pursuant to the Buyer’s request to convert the aircraft type from A319-100 to A320-200 for all fourteen (14) A319-100 Aircraft remaining on order, Aircraft bearing sequential rank numbers from 17 to 30 (the “Up-Converted Aircraft”), the Parties hereby agree that the type of such Up-Converted Aircraft shall be amended as set out in the table below:

Rank numbers	Original Aircraft type	Revised Aircraft type	Scheduled Delivery Month (or quarter, as applicable)
17	A319-100	A320-200	*****
18	A319-100	A320-200	*****
19	A319-100	A320-200	*****
20	A319-100	A320-200	*****
21	A319-100	A320-200	*****
22	A319-100	A320-200	*****
23	A319-100	A320-200	*****
24	A319-100	A320-200	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3/3

Rank numbers	Original Aircraft type	Revised Aircraft type	Scheduled Delivery Month (or quarter, as applicable)
25	A319-100	A320-200	*****
26	A319-100	A320-200	*****
27	A319-100	A320-200	*****
28	A319-100	A320-200	*****
29	A319-100	A320-200	*****
30	A319-100	A320-200	*****

It is furthermore agreed by the Parties that the provisions and obligations set forth in clause 1 to Letter Agreement No.4 to the Agreement for the Up-Converted Aircraft shall herewith be considered fulfilled in their entirety and neither party shall have any further rights or obligations with respect to clause 1 to Letter Agreement No.4 to the Agreement toward the other party with respect thereto.

1.2	Predelivery Payments

*****

2.	Miscellaneous Provisions

This Amendment No.7 together with the Agreement, its Exhibits and Letter Agreements contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understandings, commitments, or representations whatsoever. whether oral or written, with respect to such subject matter.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

4/4

This Amendment No.7 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No.7 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

5/5

IN WITNESS WHEREOF this Amendment No.7 was entered into the day and year first above written.

Agreed and accepted	Agreed and accepted

For and on behalf of CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V.	For and on behalf of AIRBUS S.A.S.

Name:	Name:
Its:	Its:

Name:
Its:

6/6

AMENDMENT No 8

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as “Seller”

A N D

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

as “Buyer”

Reference : D11032737

VOI A320 Family PA - AMDT 8 – Ref. D11032737 - December 2011	295/40

AMENDMENT No 8 TO THE

A320 FAMILY PURCHASE AGREEMENT

This Amendment No. 8 (hereinafter referred to as the “Amendment No. 8”) is entered into as of the 28th day of December 2011.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. DE C.V. a company organised under the laws of Mexico having its principal place of business at Prolongación Paseo de la Reforma 490, Primer Piso, Colonia Santa Fe Peña Blanca, Código Postal 01210, Delegación Álvaro Obregón, Mexico, D.F. Mexico (the “Buyer”).

Together the “Parties”

WHEREAS :

A.

The Buyer and the Seller entered into an A320 Family Purchase Agreement dated the 28th October 2005 for the sale by the Seller and the purchase by the Buyer of sixteen (16) A320 Family Aircraft (thereinafter together with its Exhibits, appendices and Letter Agreements referred to as the “Agreement”).

B.	The Buyer and the Seller have entered into an Amendment No. 1 to the Agreement dated the 22nd June 2007 (the “Amendment No. 1”) to amend certain provisions of the Agreement.

C.	The Buyer and the Seller have entered into an Amendment No. 2 to the Agreement dated the 11th July 2008 (the “Amendment No. 2”) to amend certain provisions of the Agreement.

D.	The Buyer and the Seller have entered into an Amendment No. 3 to the Agreement dated the 30th January 2009 (the “Amendment No. 3”) to amend certain provisions of the Agreement.

E.	The Buyer and the Seller have entered into an Amendment No. 4 to the Agreement dated the 28th October 2010 (the “Amendment No. 4”) to amend certain provisions of the Agreement.

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F.	The Buyer and the Seller have entered into an Amendment No. 5 to the Agreement dated the 15th December 2010 (the “Amendment No. 5”) to amend certain provisions of the Agreement.

G.	The Buyer and the Seller have entered into an Amendment No. 6 to the Agreement dated the 15th December 2010 (the “Amendment No. 6”) to amend certain provisions of the Agreement.

H.	The Buyer and the Seller have entered into an Amendment No. 7 to the Agreement dated the 4th January 2011 (the “Amendment No. 7”) to amend certain provisions of the Agreement.

I.	The Buyer and the Seller wish to enter into this Amendment No. 8 to the Agreement for the purchase by the Buyer and the sale by the Seller of fourteen (14) incremental Aircraft including the Sharklets.

J.	Simultaneously with the execution of this Amendment No. 8, the Buyer and the Seller wish to enter into an amendment no. 9 to the Agreement (the “Amendment No. 9”) for the purchase by the Buyer and the sale by the Seller of thirty (30) incremental Aircraft including the neo option and the Sharklets.

K.	It is understood that Amendment No. 8, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment No. 8, unless otherwise agreed upon herein. The provisions of this Amendment No. 8 shall supersede any contrary provisions of the Agreement in respect of the 2011 Incremental Aircraft.

L.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment No. 8.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

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TABLE OF CONTENTS

Clauses	Titles

0	SCOPE	5

1	DEFINITIONS	6

2	2011 INCREMENTAL AIRCRAFT SPECIFICATION	6

3	2011 INCREMENTAL AIRCRAFT PRICES	7

4	2011 INCREMENTAL AIRCRAFT DELIVERY SCHEDULE	9

5	AGREEMENT AMENDMENTS	11

6	MISCELLANEOUS PROVISIONS	12

EXHIBIT A	PRICE REVISION FORMULAE	15
	Part 1: Airframe Price Revision Formula	15
	Part 2: Propulsion Systems Price Revision Formula – IAE	18
	Part 3: Propulsion Systems Price Revision Formula – CFM International	21

EXHIBIT B1	STANDARD SPECIFICATION	23

EXHIBIT B2	SCN LISTS	24

	Appendix 1: A319-100	24
	Appendix 2: A320-200	27
	Appendix 3: A321-200	30

EXHIBIT B3	CABIN LAYOUTS	33

	Appendix 1: A319-100	33
	Appendix 2: A320-200	34
	Appendix 3: A321-200	35

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0.	SCOPE

0.1	Sale and Purchase: Pursuant to and in accordance with the terms and conditions contained in this Amendment No. 8 (and incorporating the relevant provisions of the Agreement), the Seller shall sell and deliver and the Buyer shall buy and take delivery of fourteen (14) incremental Aircraft (hereinafter referred to as the “2011 Incremental Aircraft”).

0.2	Amendment of Existing Provisions: The Buyer and the Seller agree to amend certain provisions of the Agreement pursuant to the terms and conditions set out in this Amendment No. 8.

0.3	With effect from the date hereof, all references to “Aircraft” in the Agreement shall be deemed to include the 2011 Incremental Aircraft unless expressly stipulated otherwise herein or elsewhere.

0.4	Save to the extent specified to the contrary in this Amendment No. 8 (or any associated Letter Agreements), all of the terms and conditions respectively relating to A319-100, A320-200 and A321-200 set out in the Agreement and its Exhibits and Appendices shall apply to the relevant 2011 Incremental Aircraft.

0.5	Applicability of Previous Letter Agreements

0.5.1	The following Letter Agreements to the Agreement shall not apply in respect of the 2011 Incremental Aircraft and shall be replaced, where applicable, as follows:

(a)	Letter Agreement No. 1 ***** – replaced by Letter Agreement No. 1 to this Amendment No. 8 ***** – 2011 Incremental Aircraft) ;

(b)	Letter Agreement No. 2 ***** – replaced by Letter Agreement No. 2 to this Amendment No. 8 and to Amendment No. 9 (European Export Credit Financing);

(c)	Letter Agreement No. 3 *****;

(d)	Letter Agreement No. 4 (Aircraft ***** And Delivery Date ***** – replaced by Letter Agreement No. 4 to this Amendment No. 8 (***** – 2011 Incremental Aircraft);

(e)	Letter Agreement No. 5A and Letter Agreement No. 5B (Performance Guarantees) – replaced by Letter Agreements No. 5A through Letter Agreement No. 5F to this Amendment No. 8 (Performance Guarantees Sharklet Aircraft);

(f)	Letter Agreement No. 6 (Product Support) – replaced by Letter Agreement No. 6 to this Amendment No. 8 and to Amendment No. 9 (Product Support);

(g)	Letter Agreement No. 7 ***** – replaced by Letter Agreement No. 7 to this Amendment No. 8 ***** – 2011 Incremental Aircraft);

0.5.2	The following Letter Agreements shall be added in respect of the 2011 Incremental Aircraft:

(a)	Letter Agreement No. 8 to this Amendment No. 8 and to Amendment No. 9 ***** Proposal Letter)

(b)	Letter Agreement No. 9 to this Amendment No. 8 (***** Aircraft)

(c)	Letter Agreement No. 10 to this Amendment No. 8 (PDPs – 2011 Incremental Aircraft)

0.5.3	No other Letter Agreements or previous side letters to the Agreement or any amendment to the Agreement shall apply in respect of the 2011 Incremental Aircraft (except those quoted in this Clause 0.5).

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1.	DEFINITIONS

The following terms and their associated definitions shall replace or complement as appropriate Clause 0 of the Agreement in respect of the 2011 Incremental Aircraft:

Ready for Delivery:	means the time when the Technical Acceptance Process has been completed in accordance with Clause 8 and all technical conditions required for the issuance of the Export Airworthiness Certificate and/or the Statement of Conformity (as applicable) have been satisfied.

Sharklets:	means a new large wingtip device, currently under development by the Seller, designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft.

Standard Specification:	means either:

(a)	the A319-100 standard specification document number *****, amended to incorporate the design weights:

MTOW	*****
MLW	*****
MZFW	*****

(b)	the A320-200 standard specification document number D.000.02000 Issue 8 dated 20th June 2011, amended to incorporate the design weights:

MTOW	*****
MLW	*****
MZFW	*****

(c)	the A321-200 standard specification document number *****, amended to incorporate the design weights:

MTOW	*****
MLW	*****
MZFW	*****

copies of which have been annexed hereto as Exhibit B1.

2.	2011 INCREMENTAL AIRCRAFT SPECIFICATIONS

2.1	Airframe Specification: The relevant 2011 Incremental Aircraft shall be manufactured in accordance with the Standard Specification applicable to the relevant Aircraft type, as may already have been modified or varied prior to the date of this Amendment No. 8 by the Specification Change Notices listed in Appendices 1, 2 and 3 to Exhibit B2 hereof. The 2011 Incremental Aircraft shall be equipped with the Sharklets.

2.2	Propulsion Systems: In respect of the 2011 Incremental Aircraft, Clause 2.2.2 of the Agreement shall be deleted and replaced by the following:

QUOTE

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2.2.1	Engines Types

The 2011 Incremental Aircraft shall be equipped with a set of two (2) of the following Engines:

•	For the A319-100 :

CFM INTERNATIONAL 56-5B7/3

or

INTERNATIONAL AERO ENGINE V2524M-A5

•	For the A320-200 :

CFM INTERNATIONAL 56-5B4/3

or

INTERNATIONAL AERO ENGINE V2527E-A5

•	For the A321-200 :

CFM INTERNATIONAL 56-5B3/3

or

INTERNATIONAL AERO ENGINE V2533-A5

UNQUOTE

If the Buyer has not selected the Propulsion Systems as of the date of this Amendment No. 8, such choice shall be made *****.

3.	2011 INCREMENTAL AIRCRAFT PRICES

With respect to the 2011 Incremental Aircraft only, the provisions contained in clauses 3.1 of the Agreement shall not apply and the following provisions shall apply in their place:

QUOTE

3.1	Price of 2011 Incremental Aircraft

For each 2011 Incremental Aircraft, the Aircraft Basic Price shall be respectively, the sum of:

i)	the Airframe Basic Price as defined in Clause 3.1.1 below and

ii)	the Propulsion Systems Basic Price as defined in Clause 3.1.2 below.

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3.1.1	Airframe Basic Price

The Airframe Basic Price is the sum of:

(i)	the basic price of the Airframe as defined in the relevant Standard Specification, including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment:

For the A319-100:	USD *****
(US Dollars *****)

For the A320-200:	USD *****)
(US Dollars *****)

For the A321-200:	USD *****
(US Dollars *****)

(ii)	the basic price of the preliminary SCN’s defined and listed in Appendices 1, 2 and 3 of Exhibit B2 to Amendment No. 8:

For the A319-100:	USD *****
(US Dollars *****)

For the A320-200:	USD *****
(US Dollars *****)

For the A321-200:	USD *****
(US Dollars *****)

(iii)	the basic price of the irrevocable Sharklets SCN for the A319-100, A320-200 and A321-200:

USD ***** (US Dollars *****)

All respective Airframe Basic Prices have been established in accordance with the average economic conditions prevailing in *****, *****, ***** and corresponding to a theoretical delivery in ***** (the “Base Period”).

All respective Airframe Basic Prices shall be revised up to the date of delivery of each respective 2011 Incremental Aircraft in accordance with the Airframe Price Revision Formula set out in Part 1 of Exhibit A hereto.

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3.1.2	Propulsion Systems Basic Price

The basic price of the Propulsion Systems (the “Propulsion Systems Basic Price”) shall, depending on the Propulsion Systems selected by the Buyer, be as applicable pursuant to Clauses 3.1.2.1 or 3.1.2.2 hereeafter.

3.1.2.1	The base price of a set of two (2) CFM INTERNATIONAL Propulsion Systems

CFM56-5B7/3:	USD *****	for A319-100

CFM56-5B4/3:	USD *****	for A320-200

CFM56-5B3/3	USD *****	for A321-200

The Propulsion Systems Basic Prices have been established in accordance with the delivery conditions prevailing in January 2011 have been computed from the Propulsion Systems Reference Price as set forth in Exhibit A Part 3 to this Amendment No. 8.

3.1.2.2 The base price for a set of two (2) IAE Propulsion Systems is:

IAE V2527M-A5:	USD *****	for A319-100

IAE V2527E-A5:	USD *****	for A320-200

IAE V2533-A5:	USD *****	for A321-200

The Propulsion Systems Basic Prices have been established in accordance with the delivery conditions prevailing in ***** have been computed from the Propulsion Systems Reference Price as set forth in Exhibit A Part 2 to this Amendment No. 8.

All respective Propulsion Systems Basic Prices shall be revised up to the date of delivery of each respective 2011 Incremental Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula set out in Part 2 and Part 3 of Exhibit A hereto.

UNQUOTE

4.	2011 INCREMENTAL AIRCRAFT DELIVERY SCHEDULE

4.1	2011 Incremental Aircraft Rank numbers: The 2011 Incremental Aircraft shall be ***** in the delivery schedule set forth in Clause 9.1.1 of the Agreement as amended.

4.2	Updated Delivery Schedule: As a result of the order of the 2011 Incremental Aircraft, the delivery schedule set forth in Clause 9.1.1 of the Agreement as amended is hereby cancelled and replaced with the following delivery schedule:

QUOTE

9.1.1	Delivery Schedule

Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months:

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Aircraft Rank	Aircraft Type	Delivery Month /Quarter	Year
*****	A319-100	May	2006
*****	A319-100	May	2006

*****	A319-100	January	2007
*****	A319-100	March	2007
*****	A319-100	March	2007
*****	A319-100	March	2007
*****	A319-100	June	2007
*****	A319-100	September	2007
*****	A319-100	October	2007

*****	A319-100	March	2008
*****	A320-200	October	2008
*****	A319-100	November	2008

*****	A320-200	July	2011
*****	A320-200	September	2011
*****	A320-200	September	2011
*****	A320-200	November	2011

*****	A320-200	February	2012
*****	A320-200	June	2012
*****	A320-200	June	2012
*****	A320-200	September	2012
*****	A320-200	September	2012
*****	A320-200	October	2012
*****	A320-200	November	2013
*****	A320-200	February	2013
*****	A320-200	March	2013
*****	A320-200	May	2013
*****	A320-200	*****	2014
*****	A320-200	*****	2014
*****	A320-200	*****	2015
*****	A320-200	*****	2015
*****	A320-200	*****	2015
*****	A320-200	*****	2015
*****	A320-200	*****	2015
*****	A320-200	*****	2016
*****	A320-200	*****	2016
*****	A320-200	*****	2016
*****	A320-200	*****	2016
*****	A320-200	*****	2016
*****	A320-200	*****	2016
*****	A320-200	*****	2016
*****	A320-200	*****	2016
*****	A320-200	*****	2016

Each of such months shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

With regard to Aircraft in the above Delivery Schedule for which the scheduled Delivery Date is indicated as a *****, each of such quarters shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery *****”. The Seller shall notify the Buyer no later than ***** months prior to the first day of the first month of the concerned Scheduled Delivery Quarter of the scheduled delivery month in respect of each such Aircraft. Following such notification by the Seller, each of such scheduled delivery months shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

For the sole purpose of calculating the Predelivery Payments*****.

The Seller shall give the Buyer at least ***** days prior written notice of the anticipated delivery week in which the Aircraft shall be ready for Delivery. Thereafter the Seller shall notify the Buyer of any change in such delivery week necessitated by the conditions of manufacture or flight.

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UNQUOTE

5.	AGREEMENT AMENDMENTS

5.1	Buyer Furnished Equipment

Clause 18.1.4 of the Agreement shall not apply to the 2011 Incremental Aircraft and the following provisions shall apply in its place:

QUOTE

18.1.4

*****

For each 2011 Incremental Aircraft, the Buyer shall make a ***** to the Seller ***** falling ***** months prior to the respective Scheduled Delivery Month.

At Delivery of each 2011 Incremental Aircraft, the Buyer shall pay to the Seller an amount equal to the total ***** made for the respective 2011 Incremental Aircraft.

UNQUOTE

5.2	Taxes

Clause 5.8 of the Agreement shall not apply to the 2011 Incremental Aircraft and the following provisions shall apply in its place:

QUOTE

5.6 Taxes

5.6.1

*****

5.6.2

*****

*****

*****

5.6.3

The Buyer shall bear the costs of and pay any and all taxes, duties or similar charges of any nature arising in connection with this Agreement and not assumed by the Seller under Clause 5.6.2 including but not limited to any duties or taxes due upon or in relation to the importation or registration of the 2011 Incremental Aircraft in Buyer’s country and/or any withholdings or deductions levied or required in Buyer’s country in respect of the payment to the Seller of any amount due by the Buyer under the Agreement.

UNQUOTE

5.3	Predelivery Payments

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Clause 5.3.4 of the Agreement shall not apply to the 2011 Incremental Aircraft and the following provisions shall apply in its place:

QUOTE

5.3.4

5.3.4.1

*****

5.3.4.2

*****

5.3.4.3

*****

5.3.4.4

*****

For the purpose of this Clause 5.3.4, the term Aircraft shall include any of the 2011 Incremental Aircraft and the NEO Aircraft (as the term is set forth in Amendment No. 9).

UNQUOTE

6.	MISCELLANEOUS PROVISIONS

6.1	Effect of the Amendment

The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 8 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 8.

Both parties agree that this Amendment No. 8 will constitute an integral, non-severable part of the Agreement and shall be governed by its provisions, except that if the Agreement and this Amendment No. 8 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 8 shall govern.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement and its Exhibits.

6.2	Confidentiality

This Amendment No. 8 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

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6.3	Law and Jurisdiction

This Amendment No. 8 shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Amendment No. 8 shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

6.4	Severability

In the event that any provision of this Amendment No. 8 should for any reason be held ineffective, the remainder of this Amendment No. 8 shall remain in full force and effect. To the extent permitted by applicable law, each Party hereby waives any provision of law which renders any provision of this Amendment No. 8 prohibited or unenforceable in any respect. Any provisions of this Amendment No. 8 which may prove to be or become illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Amendment No. 8.

This Amendment No. 8 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No. 8 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

6.5	Validity

In order to be valid, this Amendment No. 8 shall be executed together with Amendment No. 9 as of the same date as the date hereof.

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IN WITNESS WHEREOF this Amendment No. 8 was entered into the day and year first above written.

Agreed and accepted	Agreed and accepted

For and on behalf of	For and on behalf of
CONTROLADORA VUELA	AIRBUS S.A.S.
COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

VOI A320 Family PA - AMDT 8 – Ref. D11032737 - December 2011	308/40

EXHIBIT A – PART 1 – AIRFRAME PRICE REVISION FORMULA

With respect to the 2011 Incremental Aircraft only, the Airframe Price Revision Formula contained in Part 1 of Exhibit C of the Agreement is hereby cancelled and replaced by the following Airframe Price Revision Formula:

PART 1	AIRFRAME PRICE REVISION FORMULA

1	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	BASE PERIOD

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in *****, *****, ***** and corresponding to a theoretical delivery in ***** as defined by “ECIb” and “ICb” index values indicated hereafter.

3	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

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EXHIBIT A – PART 1 – AIRFRAME PRICE REVISION FORMULA

4	REVISION FORMULA

*****

5	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient (ECIn/ECIb) and (ICn/ICb) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

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EXHIBIT A – PART 1 – AIRFRAME PRICE REVISION FORMULA

5.2	Substitution of Indexes for Airframe Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4	Limitation

Should the sum of *****

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EXHIBIT A – PART 2 AND PART 3 – Propulsion Systems Price Revision Formula

With respect to the 2011 Incremental Aircraft only, the Propulsion Systems Price Revision Formula contained in Part 2 and Part 3 of Exhibit C of the Agreement are hereby cancelled and replaced by the following Propulsion Systems Price Revision Formula:

PART 2	PROPULSION SYSTEMS PRICE REVISION FORMULA
INTERNATIONAL AERO ENGINES

1	REFERENCE PRICE OF THE ENGINES

1.1	The Reference Price of a set of two (2) INTERNATIONAL AERO ENGINES V2527M-A5 or V2527E-A5 Engines is:

*****

*****

1.2	*****

*****

*****

1.3	Above Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	REFERENCE PERIOD

The above Reference Prices have been established in accordance with the *****, as defined according to INTERNATIONAL AERO ENGINES by the ECIb and ICb index values indicated in Clause 4 of this Exhibit C.

3	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group” ,or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month *****

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

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EXHIBIT A – PART 2 AND PART 3 – Propulsion Systems Price Revision Formula

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15

4	REVISION FORMULA

Pn = *****

*****

5	GENERAL PROVISIONS

5.1	Roundings

(i)	ECIn and ICn shall be calculated to the nearest tenth (1 decimal)

(ii)	Each quotient ***** and ***** shall be calculated to the nearest ten-thousandth (4 decimals).

(iii)	The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the nearest higher figure.

After final computation, Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

If no final index values are available for any of the applicable month, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Price Indexes to the ***** prior to the Aircraft Delivery.

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EXHIBIT A – PART 2 AND PART 3 – Propulsion Systems Price Revision Formula

5.5	Limitation

Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.

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EXHIBIT A – PART 2 AND PART 3 – Propulsion Systems Price Revision Formula

PART 3	PROPULSION SYSTEMS PRICE REVISION FORMULA
CFM INTERNATIONAL

1	REFERENCE PRICE OF THE PROPULSION SYSTEMS

1.1	The Reference Price of a set of two (2) CFM INTERNATIONAL CFM56-5B7/3 or CFM56-5B4/3 Engines is:

*****

*****

1.2	*****

*****

*****

1.3	This above Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 of this Exhibit C.

2	REFERENCE PERIOD

The above Reference Prices have been established in accordance with the economical conditions prevailing for a theoretical delivery in January 2002 as defined by CFM INTERNATIONAL by the Reference Composite Price Index (CPIb) of *****

3	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS code 336411, base month and year December 2005 = 100, hereinafter multiplied by 1.777 and rounded to the first decimal place.)

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15

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EXHIBIT A – PART 2 AND PART 3 – Propulsion Systems Price Revision Formula

4	REVISION FORMULA

*****

5	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material index average (ICn) shall be rounded to the nearest second decimal place and the labor index average (ECIn) shall be rounded to the nearest first decimal place.

(ii)	CPIn shall be rounded to the nearest second decimal place.

(iii)	The final factor ***** shall be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

After final computation, Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any to these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be *****

5.5	Limitations

Should the ratio *****

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EXHIBIT B1 – STANDARD SPECIFICATION

With respect to the 2011 Incremental Aircraft only, the Standard Specifications contained in Exhibit A of the Agreement as amended are hereby cancelled and replaced by the following Standard Specifications:

A319-100 standard specification document number ***** contained in a separate folder.

A320-200 standard specification document number ***** contained in a separate folder.

A321-200 standard specification document number ***** contained in a separate folder.

VOI A320 Family PA - AMDT 8 – Ref. D11032737 - December 2011	317/40

EXHIBIT B2 – SCN LISTS

With respect to the 2011 Incremental Aircraft only, the SCN lists contained in Appendix 1.1 through 1.3 to Exhibit A of the Agreement as amended are hereby cancelled and replaced by the following SCN lists:

Appendix 1: A319-100 SCN List

A319-100 STANDARD SPECIFICATION Ref. *****

All prices are in USD at Delivery Conditions specified on each column

EPAC TDU	Title	A319 Price per a/c USD D.C 01/2011	Comments
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

VOI A320 Family PA - AMDT 8 – Ref. D11032737 - December 2011	318/40

EXHIBIT B2 – SCN LISTS

*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

VOI A320 Family PA - AMDT 8 – Ref. D11032737 - December 2011	319/40

EXHIBIT B2 – SCN LISTS

*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

Subject to certification, the ***** shall be selectable by the Buyer for the optional incorporation into the Specification by means of chargeable SCN. The applicable price of such SCN shall be ***** USD (*****).

In addition, the Seller has presented to the Buyer the ***** which mainly consists of *****. The Buyer has shown interest for this option but acknowledges that it is not yet available by the Seller as of the effective date. However, if the ***** becomes available on any of the Aircraft, the Seller undertakes to promptly notify the Buyer, and within a reasonable timeframe submit a commercial proposal to the Buyer. In consideration for the execution of this Amendment, the Seller shall *****. It is understood that the Buyer shall reserve the right to accept or reject the offer made by the Seller by means of the formal acceptance of the then presented SCN.

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EXHIBIT B2 – SCN LISTS

Appendix 2: A320-200 SCN List

A320-200 STANDARD SPECIFICATION Ref. *****

All prices are in USD at Delivery Conditions specified on each column

EPAC TDU	Title	A320 Price per a/c USD D.C 01/2011	Comments
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

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EXHIBIT B2 – SCN LISTS

*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

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EXHIBIT B2 – SCN LISTS

*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

Subject to certification, the ***** shall be selectable by the Buyer for the optional incorporation into the Specification by means of chargeable SCN. The applicable price of such SCN shall be ***** (delivery conditions *****).

In addition, the Seller has presented to the Buyer the ***** which mainly consists of *****. The Buyer has shown interest for this option but acknowledges that it is not yet available by the Seller as of the effective date. However, if the ***** becomes available on any of the Aircraft, the Seller undertakes to promptly notify the Buyer, and within a reasonable timeframe submit a commercial proposal to the Buyer. In consideration for the execution of this Amendment, the Seller shall *****. It is understood that the Buyer shall reserve the right to accept or reject the offer made by the Seller by means of the formal acceptance of the then presented SCN.

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EXHIBIT B2 – SCN LISTS

Appendix 3: A321-200 SCN List

A321-200 STANDARD SPECIFICATION Ref. *****

All prices are in USD at Delivery Conditions specified on each column

EPAC TDU	Title	A321 Price per a/c USD D.C 01/2011	Comments
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

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EXHIBIT B2 – SCN LISTS

*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****

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EXHIBIT B2 – SCN LISTS

*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
	*****	*****	*****

Subject to certification, ***** shall be selectable by the Buyer for the optional incorporation into the Specification by means of chargeable SCN. The applicable price of such SCN shall be ***** (delivery conditions *****).

In addition, the Seller has presented to the Buyer the ***** which mainly consists of *****. The Buyer has shown interest for this option but acknowledges that it is not yet available by the Seller as of the effective date. However, if the ***** becomes available on any of the Aircraft, the Seller undertakes to promptly notify the Buyer, and within a reasonable timeframe submit a commercial proposal to the Buyer. In consideration for the execution of this Amendment, the Seller shall *****. It is understood that the Buyer shall reserve the right to accept or reject the offer made by the Seller by means of the formal acceptance of the then presented SCN.

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EXHIBIT B3 – CABIN LAYOUTS

Appendix 1: A319-100 Cabin layout

*****

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EXHIBIT B3 – CABIN LAYOUTS

Appendix 2: A320-200 Cabin layout

*****

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EXHIBIT B3 – CABIN LAYOUTS

Appendix 3: A321-200 Cabin layout

*****

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LETTER AGREEMENT No. 1 TO AMENDMENT No. 8

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : ***** – 2011 INCREMENTAL AIRCRAFT

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no. 8 (the “Amendment No. 8”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No. 8. The Purchase Agreement as amended together with the Amendment No. 8 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No. 8.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

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LETTER AGREEMENT No. 1 TO AMENDMENT No. 8

This Letter Agreement No. 1 is applicable to the 2011 Incremental Aircraft only and supersedes and replaces the original Letter Agreement No. 1 to the Agreement to the extent relating to the 2011 Incremental Aircraft.

1	Airframe *****

The Seller shall ***** 2011 Incremental Aircraft a ***** (the “Airframe *****”) amounting to:

USD	*****	for A319-100
USD	*****	for A320-200
USD	*****	for A321-200

The Airframe ***** shall, at Buyers’ discretion, be ***** 2011 Incremental Aircraft *****.

The Airframe ***** is in US Dollars quoted in ***** Incremental Aircraft *****

2	2011 *****

The Seller ***** 2011 Incremental Aircraft a ***** (the “2011 *****”) amounting to:

USD	*****	for A319-100
USD	*****	for A320-200
USD	*****	for A321-200

The 2011 ***** shall, ***** Incremental Aircraft or *****.

The 2011 ***** is in US Dollars quoted in *****

3	Extended *****

The Seller ***** 2011 Incremental Aircraft a ***** (the “Extended *****”) *****

USD	*****	For A319-100
USD	*****	For A320-200
USD	*****	For A321-200

The Extended ***** shall, *****, *****

The Extended ***** is in US Dollars quoted in *****

4	A321 *****

The Seller shall ***** 2011 Incremental Aircraft ***** (the “A321 *****”) *****:

USD	*****

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LETTER AGREEMENT No. 1 TO AMENDMENT No. 8

The A321 ***** shall, ***** 2011 Incremental Aircraft *****.

The A321 ***** is in US Dollars quoted in *****

5	*****

The Seller shall ***** 2011 Incremental Aircraft ***** (the “*****”)*****:

USD	*****

The ***** shall, ***** 2011 Incremental Aircraft *****.

The ***** is in US Dollars quoted in ***** 2011 Incremental Aircraft *****

6	*****

The Seller shall ***** Incremental Aircraft ***** (the “*****”)*****:

USD	*****	for A320-200 delivered with *****
USD	*****	for A321-200 delivered with *****

The ***** shall, at Buyers’ discretion, ***** 2011 Incremental Aircraft *****.

The ***** is in US Dollars quoted in ***** Incremental Aircraft *****

7	*****

The Seller shall ***** 2011 Incremental Aircraft a ***** (the “Closing *****”) *****:

USD	*****	for A319-100
USD	*****	for A320-200
USD	*****	for A321-200

The ***** shall, ***** 2011 Incremental Aircraft *****

The ***** is in US Dollars quoted in ***** delivery ***** 2011 Incremental Aircraft *****

8	2011 Deliveries *****

In order to *****, ***** 2011 Incremental Aircraft ***** (the “2011 Deliveries *****”) *****

USD	*****

The 2011 Deliveries ***** shall, ***** be ***** 2011 Incremental Aircraft *****

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LETTER AGREEMENT No. 1 TO AMENDMENT No. 8

9	*****

As a *****, the Seller is willing to *****, ***** 2011 Incremental Aircraft ***** (the “*****”)*****:

USD	*****

The ***** shall, ***** 2011 Incremental Aircraft *****

10	*****

The Seller ***** 2011 Incremental Aircraft ***** (the “*****”)*****

USD	*****

The ***** shall be made available ***** and shall *****.

11	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

12	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

13	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

14	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

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LETTER AGREEMENT No. 1 TO AMENDMENT No. 8

15	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

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LETTER AGREEMENT No. 1 TO AMENDMENT No. 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted	Agreed and accepted

For and on behalf of CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.	For and on behalf of AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

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LETTER AGREEMENT No. 2 TO AMENDMENT No. 8 and AMENDMENT No. 9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : EUROPEAN EXPORT CREDIT FINANCING

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.8 (the “Amendment No. 8”) and an amendment no.9 (the “Amendment No. 9”) dated as of even date herewith, which amendments cover the manufacture and the sale by the Seller and the purchase by the Buyer of (a) the 2011 Incremental Aircraft as described in the Amendment No. 8 and (b) the NEO Aircraft as described in the Amendment No. 9. The Purchase Agreement as amended together with the Amendment No. 8 and the Amendment No. 9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement, Amendment No. 8 and/or Amendment No. 9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and Amendment No. 9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

For the purpose of this Letter Agreement, the 2011 Incremental Aircraft and NEO Aircraft shall be referred to as the “Aircraft”.

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LETTER AGREEMENT No. 2 TO AMENDMENT No. 8 and AMENDMENT No. 9

1	If requested by the Buyer, the Seller shall support the Buyer by applying to the Export Credit Agencies of France (COFACE), Germany (EULER HERMES) and the United Kingdom (ECGD) (the “Export Credit Agencies”) with a view to obtaining financing through European Export Credit for the acquisition of an Aircraft (including the engines installed on such Aircraft). In this respect, the Seller and the Buyer shall need to co-operate closely to provide all necessary information as may be requested by the Export Credit Agencies, including detailed financial information, in due course.

Subject (i) to the approval of the European authorities responsible for export credits and (ii) to the support of the Export Credit Agencies, an export credit facility (the “Facility”) in respect of an Aircraft as described hereafter may be granted to the Buyer (each such Aircraft hereafter referred to as a “Relevant Aircraft”).

The Facility shall include guarantees given by each Export Credit Agency in favour of international lending banks acceptable to the Export Credit Agencies (the “Banks).

The terms and conditions under which a Facility may be granted to the Buyer as at the date hereof are described in the attached Appendix A. Such terms and conditions are subject to amendment by the Export Credit Agencies and shall reflect the then prevailing terms of export credit for civil aircraft as governed by the Organisation for Economic Cooperation and Development (“OECD”). Upon request, the Seller will provide the Buyer with the latest version of the Appendix A reflecting the prevailing terms at the time.

2	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

5	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

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LETTER AGREEMENT No. 2 TO AMENDMENT No. 8 and AMENDMENT No. 9

6	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

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LETTER AGREEMENT No. 2 TO AMENDMENT No. 8 and AMENDMENT No. 9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted	Agreed and accepted

For and on behalf of	For and on behalf of
CONTROLADORA VUELA	AIRBUS S.A.S.
COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

/s/ Alfonso Ascencio Triujeque	/s/ Christophe Mourey
Name: Alfonso Ascencio Triujeque	Name: Christophe Mourey
Its: Directer Jurldico General Counsel	Its: Senior Vice President Contracts

/s/ Mario E. Geyne
Name: Mario E. Geyne
Its: Financial and Fleet Planning Director

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LETTER AGREEMENT No. 2 TO AMENDMENT No. 8 and AMENDMENT No. 9

APPENDIX A

GENERAL TERMS AND CONDITIONS

Capitalized terms used herein and not otherwise defined in this Appendix shall have the meanings assigned thereto in the Agreement or as defined in the Sector Understanding on Export Credit for Civil Aircraft as entered into force on February 1, 2011 as may be further amended from time to time by the OECD.

Unless otherwise stated or decided by the Export Credit Agencies in their sole discretion, the following general terms and conditions shall apply to the Facility:

1	Purpose and Amount

The amount of the Facility shall be up to a maximum of eighty-five percent (85%) if the Buyer is in risk category 2 or below, up to a maximum of eighty percent (80%) if the Buyer is in risk category 1, or such lesser percentage as may be selected by the Buyer or imposed by the Export Credit Agencies, in each case of the Net Aircraft Price of the Relevant Aircraft.

The list of these risk categories is defined by experts nominated by the members of the OECD. Such list is confidential to the OECD members and is updated on an on-going basis. The risk classifications reflect the senior unsecured credit rating of the Buyer (see Table 1 in appendix).

The Net Aircraft Price shall be equal to the Final Price (as defined in the Agreement) of the Relevant Aircraft including the engines/propulsion systems (the “Engines”) installed on such Relevant Aircraft after taking into account all price discounts and other cash credits, less all other credits or concessions of any kind of the Seller and/or the selected engine/propulsion system manufacturer (the “Engine Manufacturer”) related or fairly allocable thereto.

Subject to the Export Credit Agencies’ prior approval, the Net Aircraft Price may include Buyer Furnished Equipment installed on the Relevant Aircraft in an amount agreed by the Export Credit Agencies.

As requested by the Export Credit Agencies, the Buyer shall provide the Seller with a declaration signed by the selected Engine Manufacturer, indicating the total amount of the credit memoranda made available to the Buyer with respect to the Engines installed on the relevant Aircraft.

2	Participation and Currencies

The level of participation in the Facility from the British, French and German Export Credit Agency shall depend on the aircraft type and the Engine selected by the Buyer.

The Buyer may select from the following eligible currencies the currency in which he wishes to denominate the Facility.

The currencies that are eligible for such Facility are Euros (“EUR”), Japanese Yen (“JPY”), UK Sterling Pounds (“GBP”), US Dollars (“USD”) and other fully convertible currencies for which there are market references.

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LETTER AGREEMENT No. 2 TO AMENDMENT No. 8 and AMENDMENT No. 9

3	Drawdowns and Payment to the Seller

The Facility relating to the Relevant Aircraft shall be drawn down upon delivery of such Relevant Aircraft and shall be disbursed directly to the Seller upon satisfactory presentation, inter alia, of the following documents:

(i)	an aircraft invoice issued by the Seller and

(ii)	the Certificate of Acceptance

in each case in respect of the Relevant Aircraft duly signed by a representative of the Buyer

Notwithstanding any decision by the Buyer to select a currency or currencies other than USD, the Seller shall receive the Final Price in USD at delivery of the Relevant Aircraft.

4	Term and Repayment of the Facility

The term of the Facility (the “Term”) shall not exceed twelve (12) years.

Unless otherwise decided by the Export Credit Agencies in their sole discretion, the British, French and German portions shall be repayable in a series of annuity style equal payments of rent in the case of a Lease Facility (as defined below) to amortise the Facility in respect of the Relevant Aircraft to zero over the Term.

There shall be no extension of the repayment Term by way of sharing of rights in the security on a pari passu basis with commercial lenders for the officially supported export credit.

The period between each payment shall be no greater than three (3) months and the first payment shall become payable no later than three (3) months after delivery of the Relevant Aircraft.

5	Interest

Interest on the Facility shall be payable in arrears on the unpaid balance of principal, on the same date as and together with the instalments of principal except when lease payments in advance are requested as a Risk Mitigant (as defined below) and in the currency(ies) in which the Facility is denominated.

The rate of interest shall be negotiated directly with the Banks and shall be either a floating rate or a fixed rate. Subject to the Export Credit Agencies’ prior approval, the Facility may also include an option to switch from a floating rate to a fixed rate on terms and conditions to be defined.

6	Expenses and Taxes

The Buyer shall be responsible for all legal expenses, professional fees as well as taxes and other costs arising out of or in connection with the application for, the provision and administration of the Facility, including the Export Credit Agencies’ travel expenses related to the Buyer’s presentation and/or to the negotiation of the Facility, whether or not the Facility is actually used. All corporate and governmental approvals necessary for the performance of the Buyer’s obligations under the Facility shall be obtained by the Buyer so that the payment of all amounts due to the Banks shall be satisfied without delay, such payments to be without deduction on

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LETTER AGREEMENT No. 2 TO AMENDMENT No. 8 and AMENDMENT No. 9

account of any existing or future withholding taxes, charges, levies or other duties whatsoever. If however any such deduction has to be made, the Buyer shall compensate the Banks for such deduction and shall obtain all necessary approvals for this purpose so that the Banks receive the same net amount as they would have received had no such deduction been made.

7	Security and Form of the Facility

As security for the repayment of the Facility, the Buyer shall provide a full security package satisfactory to the Export Credit Agencies and the Banks.

The standard form of the Facility shall be a finance lease (the “Lease Facility”). Under the Lease Facility, the Banks shall create a special purpose vehicle (“SPV”) which (i) shall receive title to the Relevant Aircraft pursuant to an assignment to the SPV of the relevant rights and obligations of the Buyer under the Agreement, and (ii) shall lease such Relevant Aircraft to the Buyer for the Term of the Facility.

Upon expiry of the Lease Facility and provided that no event of default has occurred or is continuing and provided no cross default and no cross collateralization have been called by the ECAs, the Buyer shall be entitled to purchase the Relevant Aircraft for the greater of the amount of 1$ and the outstanding amount due under the Lease Facility. Upon the exercise by the Buyer of the purchase option and payment of all amounts due under the Lease Facility, title to the Relevant Aircraft shall be transferred from the SPV to the Buyer simultaneously.

8	Premium

The premium to be paid up-front by the Buyer to the Export Credit Agencies in respect of the Facility shall be decided by the Export Credit Agencies. It shall be no less than the Minimum Premium Rates, or if the Buyer is based in a State where the Cape Town Convention applies, the Minimum Premium Rates with a reduction of 10% [Table 1 sets out the current Minimum Premium Rates with and without the Cape Town discount.]

The Minimum Premium Rate incorporates (i) a Risk Based Rate which is reset every year to reflect Moody’s annual Loss Given Default over a four-year period, and (ii) a Market Reflective Surcharge which is adjusted every quarter.

The calculation of the Risk Based Rate depends on the risk classification of the Buyer. The premium payable is expressed as a percentage of the amount of the Facility granted by the Export Credit Agencies.

The Buyer may benefit from a 10% Premium reduction if the Buyer is based in a jurisdiction that has ratified the Cape Town Convention with the qualifying declarations as defined by the OECD and has incorporated the Treaty in its set of domestic laws.

9	Main Terms of Financing

The Export Credit Agencies may, upon request of the Buyer, agree to provide financing support at or above the Minimum Premium Rate if all the conditions below are fulfilled to the satisfaction of the Export Credit Agencies and the Banks:

(i)	an asset-backed transaction

(ii)	a first priority security interest in the Relevant Aircraft

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LETTER AGREEMENT No. 2 TO AMENDMENT No. 8 and AMENDMENT No. 9

(iii)	no more than 85% advance rate of the Net Aircraft Price (except if the Buyer is in risk category 1 in which case it is no more than 80%)

(iv)	no less frequently than quarterly mortgage-style payments

(v)	cross default and cross collateralization of all aircraft and engines owned legally and beneficially by the same parties under the proposed financing.

The transaction should be structured to include a minimum number of Risk Mitigants (as defined below) as set out in table below :

ASU Risk Category	Risk Rating	Risk Mitigants
		Total “A” + “B” Risk Mitigants	Minimum number of “A” Risk Mitigants	Minimum number of “B” Risk Mitigants
1	AAA to BBB-	0	0	0
2	BB+ and BB	0	0	0
3	BB-	1	1	0
4	B+	2	1	1
5	B	2	1	1
6	B-	3	2	1
7	CCC	4	3	1
8	CC to C	4	3	1

Risk Mitigants shall be defined as follows:

“A” Risk Mitigants

I.	each 5% reduction from the 85% Net Aircraft Price advance rate, (e.g. 70% advance rate where three A Risk Mitigants are required);

II.	a straight line amortisation

III.	a repayment term, which does not exceed ten years

“B” Risk Mitigants

I-	Security Deposit in an amount equal to one quarterly instalment of principal and interest

II-	Lease payments in advance,

III-	Maintenance reserves in a form and amount which reflect best market practices.

Subject to prior approval by the Export Credit Agencies, one of the “A” Risk Mitigants may be replaced by a 15% surcharge on the applicable Minimum Premium Rate.

The Export Credit Agencies may also, upon request of the Buyer, agree to support the financing of the applicable premium with the amount of the premium being added to the initial amount of principal under the Facility.

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LETTER AGREEMENT No. 2 TO AMENDMENT No. 8 and AMENDMENT No. 9

10	Fees

10.1	Banks’ Fees

The Buyer shall be responsible for negotiating with the Banks the fees to be paid to them in connection with the preparation, negotiation, execution and granting of the Facility.

10.2	Export Credit Agencies’ fees

The Buyer shall pay a premium-holding fee on any undrawn portion of the official support during any premium-holding period, as follows:

(i)	for the first six months of the holding period: zero basis points per annum

(ii)	for the second six months of the holding period: 12.5 basis points per annum

(iii)	for the third six months of the holding period: 25 basis points per annum

11	Miscellaneous

11.1	The Buyer shall notify the Seller of its intention to request the Facility not less than six (6) months before the first day of the scheduled month of delivery of the relevant Aircraft with a view to entering into the Facility with the Banks not less than two (2) months before the scheduled date of delivery of the relevant Aircraft.

11.2	The support of the Export Credit Agencies is subject, inter alia, to:

(i)	a case-by-case assessment of the credit risk;

(ii)	the financing structure, including securities, being acceptable to the Export Credit Agencies;

(iii)	receipt by the Export Credit Agencies of all material information relating to the financial, operational and ownership situation of the Buyer (both historical and anticipated) in due time, and, if required, from time to time, a presentation of the then current situation by the Buyer to the Export Credit Agencies.

The Export Credit Agencies may also require additional information from the Buyer before reaching a final decision. The Buyer shall be responsible for all costs relating to the provision of the information requested by the Export Credit Agencies.

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LETTER AGREEMENT No. 2 TO AMENDMENT No. 8 and AMENDMENT No. 9

Table 1

Minimum Premium Rates released as of October 15, 2011

Risk category	Up-Front (%)	With the Cape Town Discount
1 (AAA)	7.72	6.95
1 (AA)	7.72	6.95
1 (A)	7.72	6.95
1 (BBB+)	7.72	6.95
1 (BBB)	7.72	6.95
1 (BBB-)	7.72	6.95
2 (BB+)	9.16	8.24
2 (BB)	9.16	8.24
3 (BB-)	10.03	9.03
4(B+)	11.26	10.13
5 (B)	12.67	11.40
6 (B-)	13.20	11.88
7 (CCC)	14.39	12.95
8 (CC)	14.74	13.27
8 (C)	14.74	13.27

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LETTER AGREEMENT No. 4 TO AMENDMENT No. 8

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : ***** – 2011 INCREMENTAL AIRCRAFT

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.8 (the “Amendment No. 8”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No. 8. The Purchase Agreement as amended together with the Amendment No. 8 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No. 8.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

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LETTER AGREEMENT No. 4 TO AMENDMENT No. 8

This Letter Agreement No. 4 is applicable to the 2011 Incremental Aircraft only and supersedes and replaces the original Letter Agreement No. 4 to the Agreement to the extent relating to the 2011 Incremental Aircraft.

1	*****

The Buyer shall have the right to *****:

(a) up to a maximum of three (3) of the 2011 Incremental Aircraft *****, and

(b) any of the 2011 Incremental Aircraft *****

(the “*****”).

*****

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LETTER AGREEMENT No. 4 TO AMENDMENT No. 8

2	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

5	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

6	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 8 LA04 – Ref. D11032737 - December 2011

- Letter Agreement No 4 - Page 3/4

LETTER AGREEMENT No. 4 TO AMENDMENT No. 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted	Agreed and accepted

For and on behalf of	For and on behalf of
CONTROLADORA VUELA	AIRBUS S.A.S.
COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

/s/ Alfonso Ascencio Triujeque	/s/ Christophe Mourey
Name: Alfonso Ascencio Triujeque	Name: Christophe Mourey
Its: Directer Jurldico General Counsel	Its: Senior Vice President Contracts

/s/ Mario E. Geyne
Name: Mario E. Geyne
Its: Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 8 LA04 – Ref. D11032737 - December 2011

- Letter Agreement No 4 - Page 4/4

LETTER AGREEMENT No. 5A TO AMENDMENT No. 8

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : A319-100 SHARKLET PERFORMANCES GUARANTEES (CFM engines)

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no. 8 (the “Amendment No. 8”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No. 8. The Purchase Agreement as amended together with the Amendment No. 8 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No. 8.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 8 LA05A – Ref. D11032737 - December 2011

- Letter Agreement No 5A – A319 Sharklet CFM - Page 1/7

LETTER AGREEMENT No. 5A TO AMENDMENT No. 8

This Letter Agreement No. 5A is applicable to the 2011 Incremental Aircraft only and cancels and replaces the original Letter Agreement No. 5A to the Agreement to the extent relating to the 2011 Incremental Aircraft.

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A319-100 Aircraft as described in the Standard Specification ***** and amended by Specification Change Notices (SCN) for:

i)	provisions for and installation of Sharklets

ii)	increase of the design weights as follows:

Maximum Take-off Weight to *****

Maximum Landing Weight to *****

Maximum Zero Fuel Weight to *****

iii)	installation of CFM International CFM56-5B7/3 engines

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	*****

Under the following airport conditions (assumed representative of ***** runway *****):

*****

the FAR certified take-off weight shall be not less than 73,500 kg.

2.2	*****

2.2.1	*****

2.2.1.1	When carrying a ***** (representing ***** at ***** each) ***** the Aircraft shall ***** when operated under the conditions defined below.

2.2.1.2	The departure and destination airport conditions are such as to allow the required takeoff weight and landing weight to be used without restriction. Pressure altitude at departure and destination airport is *****

2.2.1.3	Allowances of *****

2.2.1.4	***** the destination airport are conducted in ***** Conditions. Climb and descent speeds below *****.

2.2.1.5	Allowances of ***** of time are included for approach and land at the destination *****.

A320FAM PA – VOI – AMDT 8 LA05A – Ref. D11032737 - December 2011

- Letter Agreement No 5A – A319 Sharklet CFM - Page 2/7

LETTER AGREEMENT No. 5A TO AMENDMENT No. 8

2.2.1.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.1.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.1.3, 2.2.1.4 and 2.2.1.5 above.

2.2.1.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

*****

*****

*****

*****

2.2.2	*****

2.2.2.1	The Aircraft will be capable to carry a ***** when operated under the conditions defined below.

2.2.2.2	The departure airport conditions (assumed representative of *****) are as follows:

*****

*****

*****

*****

*****

*****

*****

*****

*****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is 13 feet.

2.2.2.3	Allowances of *****

2.2.2.4	***** destination airport are conducted in *****. Climb and descent speeds *****.

The ***** these climb, cruise and descent phases *****

2.2.2.5	Allowances of *****

2.2.2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.2.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.2.3, 2.2.2.4 and 2.2.2.5 above.

2.2.2.7	At the end of approach and land ***** will remain in the tanks. This represents the estimated fuel required for:

A320FAM PA – VOI – AMDT 8 LA05A – Ref. D11032737 - December 2011

- Letter Agreement No 5A – A319 Sharklet CFM - Page 3/7

LETTER AGREEMENT No. 5A TO AMENDMENT No. 8

*****

*****

*****

*****

*****

*****

2.2.3	*****

3	EXTERIOR NOISE CERTIFICATION

The A319-100 powered by CFM56-5B7/3 engines for ***** shall be certified in accordance with the requirements of ***** of ICAO Annex 16, Volume I, with a ***** EPNdB.

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

4	MANUFACTURER’S *****

The Seller guarantees that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be ***** according to Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 7.2 below, shall not be more than a guaranteed value of *****

5	GUARANTEE CONDITIONS

5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of ***** in the conditions liable to provide the best results will be assumed.

5.3	When establishing ***** except if otherwise noted.

5.4	***** 21-30.31 of the Specification. *****

5.5	The engines will be operated using ***** unless otherwise stated.

5.6	Where applicable, *****

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

A320FAM PA – VOI – AMDT 8 LA05A – Ref. D11032737 - December 2011

- Letter Agreement No 5A – A319 Sharklet CFM - Page 4/7

LETTER AGREEMENT No. 5A TO AMENDMENT No. 8

6.3	Compliance with those parts of the Guarantees ***** (or more, at the Seller’s discretion) ***** of the same ***** purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

6.5	*****

6.6	The approved aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

6.7	The Seller undertakes to furnish the Buyer with a report or reports *****

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of :

a)	Any further configuration change which is the subject of a SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

*****

9	UNDERTAKING *****

Should the Aircraft fail to meet any of the Guarantees the Seller will *****

9.1	Should the Seller *****

9.1.1	*****

9.1.2	*****

9.1.3	*****

9.2	In the event the Seller develops and makes available ***** mentioned above *****

9.3	The Seller’s *****

A320FAM PA – VOI – AMDT 8 LA05A – Ref. D11032737 - December 2011

- Letter Agreement No 5A – A319 Sharklet CFM - Page 5/7

LETTER AGREEMENT No. 5A TO AMENDMENT No. 8

10	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

11	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

12	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

13	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

14	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 8 LA05A – Ref. D11032737 - December 2011

- Letter Agreement No 5A – A319 Sharklet CFM - Page 6/7

LETTER AGREEMENT No. 5A TO AMENDMENT No. 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted	Agreed and accepted

For and on behalf of	For and on behalf of
CONTROLADORA VUELA	AIRBUS S.A.S.
COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 8 LA05A – Ref. D11032737 - December 2011

- Letter Agreement No 5A – A319 Sharklet CFM - Page 7/7

LETTER AGREEMENT No. 5B TO AMENDMENT No. 8

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : A319-100 SHARKLETS PERFORMANCES GUARANTEES (IAE engines)

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no. 8 (the “Amendment No. 8”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No. 8. The Purchase Agreement as amended together with the Amendment No. 8 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No. 8.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 8 LA05B – Ref. D11032737 - December 2011

- Letter Agreement No 5B – A319 Sharklet IAE - Page 1/7

LETTER AGREEMENT No. 5B TO AMENDMENT No. 8

This Letter Agreement No. 5B is applicable to the 2011 Incremental Aircraft only and cancels and replaces the original Letter Agreement No. 5A to the Agreement to the extent relating to the 2011 Incremental Aircraft.

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A319-100 Aircraft as described in the Standard Specification Ref. ***** and amended by Specification Change Notices (SCN) for:

i)	provisions for and installation of Sharklets

ii)	increase of the design weights as follows:

Maximum Take-off Weight to *****

Maximum Landing Weight to *****

Maximum Zero Fuel Weight to *****

iii)	installation of International Aero Engines (IAE) V2527M-A5 Select One engines hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	*****

Under the following airport conditions (assumed representative of ***** runway *****):

*****

*****

*****

*****

*****

*****

*****

the FAR certified take-off weight shall be not less than *****

2.2	*****

2.2.1	*****

2.2.1.1	When carrying a ***** (representing ***** at ***** each) ***** the Aircraft shall ***** when operated under the conditions defined below.

2.2.1.2	The departure and destination airport conditions are such as to allow the required takeoff weight and landing weight to be used without restriction. Pressure altitude at departure and destination airport is *****

2.2.1.3	Allowances of *****

A320FAM PA – VOI – AMDT 8 LA05B – Ref. D11032737 - December 2011

- Letter Agreement No 5B – A319 Sharklet IAE - Page 2/7

LETTER AGREEMENT No. 5B TO AMENDMENT No. 8

2.2.1.4	***** the destination airport are conducted in ***** conditions. Climb and descent speeds below *****

2.2.1.5	Allowances of ***** of time are included for approach and land at the destination airport.

2.2.1.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.1.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.1.3, 2.2.1.4 and 2.2.1.5 above.

2.2.1.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

*****

*****

*****

*****

2.2.2	*****

2.2.2.1	The Aircraft will be capable to carry ***** when operated under the conditions defined below.

2.2.2.2	The departure airport conditions (assumed representative of ***** runway *****) are as follows:

*****

*****

*****

*****

*****

*****

*****

*****

*****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****.

2.2.2.3	Allowances of *****

2.2.2.4	***** destination airport are conducted in ***** conditions. Climb and descent speeds *****

The ***** during these climb, cruise and descent phases shall be *****

2.2.2.5	Allowances of *****

A320FAM PA – VOI – AMDT 8 LA05B – Ref. D11032737 - December 2011

- Letter Agreement No 5B – A319 Sharklet IAE - Page 3/7

LETTER AGREEMENT No. 5B TO AMENDMENT No. 8

2.2.2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.2.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.2.3, 2.2.2.4 and 2.2.2.5 above.

2.2.2.7	At the end of approach and land 2,760 kg of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

*****

*****

*****

*****

*****

2.2.3	*****

3	EXTERIOR NOISE CERTIFICATION

The A319-100 powered by IAE V2527M-A5 engines for ***** shall be certified in accordance with the requirements of ***** of ICAO Annex 16, Volume I, with a *****

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

4	MANUFACTURER’S *****

The Seller guarantees that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be deduced ***** according to Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 7.2 below, shall not be more than a guaranteed value of *****

5	GUARANTEE CONDITIONS

5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of ***** in the conditions liable to provide the best results will be assumed.

5.3	When establishing ***** except if otherwise noted.

5.4	***** Section 21-30.31 of the Specification. *****

5.5	The engines will be operated ***** unless otherwise stated.

5.6	Where applicable, *****

A320FAM PA – VOI – AMDT 8 LA05B – Ref. D11032737 - December 2011

- Letter Agreement No 5B – A319 Sharklet IAE - Page 4/7

LETTER AGREEMENT No. 5B TO AMENDMENT No. 8

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees ***** (or more, at the Seller’s discretion) A319-***** of the same ***** purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

6.5	*****

6.6	The approved aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

6.7	The Seller undertakes to furnish the Buyer with a report or reports ***** if the Buyer’s A319-100 Aircraft.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of :

a)	Any further configuration change which is the subject of a SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

*****

9	UNDERTAKING *****

Should the Aircraft fail to meet any of the Guarantees the Seller will *****

9.1	Should the Seller *****

A320FAM PA – VOI – AMDT 8 LA05B – Ref. D11032737 - December 2011

- Letter Agreement No 5B – A319 Sharklet IAE - Page 5/7

LETTER AGREEMENT No. 5B TO AMENDMENT No. 8

9.1.1	*****

9.1.2	*****

9.1.3	*****

9.2	In the event the Seller develops and makes available ***** mentioned above *****

9.3	The Seller’s *****

10	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

11	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

12	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

13	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

14	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 8 LA05B – Ref. D11032737 - December 2011

- Letter Agreement No 5B – A319 Sharklet IAE - Page 6/7

LETTER AGREEMENT No. 5B TO AMENDMENT No. 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted	Agreed and accepted

For and on behalf of	For and on behalf of
CONTROLADORA VUELA	AIRBUS S.A.S.
COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 8 LA05B – Ref. D11032737 - December 2011

- Letter Agreement No 5B – A319 Sharklet IAE - Page 7/7

LETTER AGREEMENT No. 5C TO AMENDMENT No. 8

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : A320-200 SHARKLET PERFORMANCES GUARANTEES (CFM engines)

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no. 8 (the “Amendment No. 8”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No. 8. The Purchase Agreement as amended together with the Amendment No. 8 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No. 8.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 8 LA05C – Ref. D11032737 - December 2011

- Letter Agreement No 5C – A320 Sharklet CFM - Page 1/7

LETTER AGREEMENT No. 5C TO AMENDMENT No. 8

This Letter Agreement No. 5C is applicable to the 2011 Incremental Aircraft only and cancels and replaces the original Letter Agreement No. 5B to the Agreement to the extent relating to the 2011 Incremental Aircraft.

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A320-200 Aircraft as described in the Standard Specification Ref. ***** and amended by Specification Change Notices (SCN) for:

i)	provisions for and installation of Sharklets

ii)	increase of the design weights as follows:

Maximum	Take-off Weight to *****
Maximum	Landing Weight to *****
Maximum	Zero Fuel Weight to *****

iii)	installation of CFM International CFM56-5B4/3 engines

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	*****

Under the following airport conditions (assumed representative of ***** runway *****):

*****

the FAR certified take-off weight shall be not less than ***** kg.

2.2	*****

2.2.1	*****

2.2.1.1	When carrying a ***** (representing *****at ***** each) ***** the Aircraft shall ***** when operated under the conditions defined below.

2.2.1.2	The departure and destination airport conditions are such as to allow the required takeoff weight and landing weight to be used without restriction. Pressure altitude at departure and destination airport is *****.

2.2.1.3	Allowances of *****.

2.2.1.4	***** the destination airport are conducted in ***** conditions. Climb and descent speeds below *****.

2.2.1.5	Allowances of ***** minutes of time are included for approach and land at the destination airport.

A320FAM PA – VOI – AMDT 8 LA05C – Ref. D11032737 - December 2011

- Letter Agreement No 5C – A320 Sharklet CFM - Page 2/7

LETTER AGREEMENT No. 5C TO AMENDMENT No. 8

2.2.1.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.1.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.1.3, 2.2.1.4 and 2.2.1.5 above.

2.2.1.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.2	*****

2.2.2.1	The Aircraft will be capable to carry a *****of ***** when operated under the conditions defined below.

2.2.2.2	The departure airport conditions (assumed representative of ***** runway *****) are as follows:

*****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****.

2.2.2.3	Allowances of *****.

2.2.2.4	***** conducted in ***** conditions. Climb and descent speeds below *****.

The ***** these climb, cruise and descent phases shall be increased by 3.5%.

2.2.2.5	Allowances of *****.

2.2.2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.2.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.2.3, 2.2.2.4 and 2.2.2.5 above.

2.2.2.7	At the end of approach and land ***** will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.3	*****

3	EXTERIOR NOISE CERTIFICATION

The A320-200 powered by CFM56-5B4/3 engines for ***** shall be certified in accordance with the requirements of Chapter 4 of ICAO Annex 16, Volume I, with a ***** EPNdB.

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

A320FAM PA – VOI – AMDT 8 LA05C – Ref. D11032737 - December 2011

- Letter Agreement No 5C – A320 Sharklet CFM - Page 3/7

LETTER AGREEMENT No. 5C TO AMENDMENT No. 8

4	MANUFACTURER’S *****

The Seller guarantees that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be ***** according to Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 7.2 below, shall not be more than a guaranteed value of *****.

5	GUARANTEE CONDITIONS

5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of ***** in the conditions liable to provide the best results will be assumed.

5.3	When establishing ***** except if otherwise noted.

5.4	***** 21-30.31 of the Specification. *****

5.5	The engines will be operated using ***** unless otherwise stated.

5.6	Where applicable, the *****.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees ***** (or more, at the Seller’s discretion) A320-200 aircraft of the same ***** as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

6.5	*****

6.6	The approved aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

6.7	The Seller undertakes to furnish the Buyer with a report or reports ***** the Buyer’s A320-200 Aircraft.

A320FAM PA – VOI – AMDT 8 LA05C – Ref. D11032737 - December 2011

- Letter Agreement No 5C – A320 Sharklet CFM - Page 4/7

LETTER AGREEMENT No. 5C TO AMENDMENT No. 8

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of:

a)	Any further configuration change which is the subject of a SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

*****

9	UNDERTAKING *****

Should the Aircraft fail to meet any of the Guarantees the Seller will *****.

9.1	Should the Seller *****:

9.1.1	*****

9.1.2	*****

9.1.3	*****

9.2	In the event the Seller develops and makes available ***** mentioned above the *****.

9.3	The Seller’s *****.

10	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

11	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

A320FAM PA – VOI – AMDT 8 LA05C – Ref. D11032737 - December 2011

- Letter Agreement No 5C – A320 Sharklet CFM - Page 5/7

LETTER AGREEMENT No. 5C TO AMENDMENT No. 8

12	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

13	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

14	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 8 LA05C – Ref. D11032737 - December 2011

- Letter Agreement No 5C – A320 Sharklet CFM - Page 6/7

LETTER AGREEMENT No. 5C TO AMENDMENT No. 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted	Agreed and accepted

For and on behalf of	For and on behalf of
CONTROLADORA VUELA	AIRBUS S.A.S.
COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 8 LA05C – Ref. D11032737 - December 2011

- Letter Agreement No 5C – A320 Sharklet CFM - Page 7/7

LETTER AGREEMENT No. 5D TO AMENDMENT No. 8

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : A320-200 SHARKLET PERFORMANCES GUARANTEES (IAE engines)

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no. 8 (the “Amendment No. 8”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No. 8. The Purchase Agreement as amended together with the Amendment No. 8 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No. 8.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 8 LA05D – Ref. D11032737 - December 2011

- Letter Agreement No 5D – A320 Sharklet IAE - Page 1/7

LETTER AGREEMENT No. 5D TO AMENDMENT No. 8

This Letter Agreement No. 5D is applicable to the 2011 Incremental Aircraft only and cancels and replaces the original Letter Agreement No. 5B to the Agreement to the extent relating to the 2011 Incremental Aircraft.

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A320-200 Aircraft as described in the Standard Specification Ref. ***** and amended by Specification Change Notices (SCN) for:

i)	provisions for and installation of Sharklets

ii)	increase of the design weights as follows:

Maximum Take-off Weight to *****

Maximum Landing Weight to *****

Maximum Zero Fuel Weight to *****

iii)	installation of International Aero Engines (IAE) V2527E-A5 Select One engines hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	Take-off

Under the following airport conditions (assumed representative of ***** runway *****):

*****

the FAR certified take-off weight shall be not less than *****.

2.2	*****

2.2.1	*****

2.2.1.1	When carrying a ***** (representing ***** each) over ***** the Aircraft shall ***** when operated under the conditions defined below.

2.2.1.2	The departure and destination airport conditions are such as to allow the required takeoff weight and landing weight to be used without restriction. Pressure altitude at departure and destination airport is *****.

2.2.1.3	Allowances of *****.

2.2.1.4 *****	the destination airport are conducted in ***** conditions. Climb and descent speeds below *****.

2.2.1.5	Allowances of ***** of time are included for approach and land at the destination airport.

A320FAM PA – VOI – AMDT 8 LA05D – Ref. D11032737 - December 2011

- Letter Agreement No 5D – A320 Sharklet IAE - Page 2/7

LETTER AGREEMENT No. 5D TO AMENDMENT No. 8

2.2.1.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.1.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.1.3, 2.2.1.4 and 2.2.1.5 above.

2.2.1.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****
2.2.2	Mission Payload *****

2.2.2.1	The Aircraft will be capable to carry a ***** when operated under the conditions defined below.

2.2.2.2	The departure airport conditions (assumed representative of ***** runway *****) are as follows:

*****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****.

2.2.2.3	Allowances of *****.

2.2.2.4	***** the destination airport are conducted in ***** conditions. Climb and descent speeds below *****.

The ***** these climb, cruise and descent phases shall be *****.

2.2.2.5	Allowances of *****.

2.2.2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.2.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.2.3, 2.2.2.4 and 2.2.2.5 above.

2.2.2.7	At the end of approach and land ***** will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.3	*****

3	EXTERIOR NOISE CERTIFICATION

The A320-200 powered by IAE V2527E-A5 engines for ***** shall be certified in accordance with the requirements of Chapter 4 of ICAO Annex 16, Volume I, with a ***** EPNdB.

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

A320FAM PA – VOI – AMDT 8 LA05D – Ref. D11032737 - December 2011

- Letter Agreement No 5D – A320 Sharklet IAE - Page 3/7

LETTER AGREEMENT No. 5D TO AMENDMENT No. 8

4	MANUFACTURER’S WEIGHT EMPTY GUARANTEE

The Seller guarantees that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be deduced ***** according to Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 7.2 below, shall not be more than a guaranteed value of 38,519 kg.

5	GUARANTEE CONDITIONS

5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of ***** in the conditions liable to provide the best results will be assumed.

5.3	When establishing *****

5.4	***** Section 21-30.31 of the Specification. *****.

5.5	The engines will be operated using ***** unless otherwise stated.

5.6	Where applicable, *****

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees ***** (or more, at the Seller’s discretion) A320-200 aircraft of the same ***** purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

6.5	*****

6.6	The approved aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

6.7	The Seller undertakes to furnish the Buyer with a report or reports *****

A320FAM PA – VOI – AMDT 8 LA05D – Ref. D11032737 - December 2011

- Letter Agreement No 5D – A320 Sharklet IAE - Page 4/7

LETTER AGREEMENT No. 5D TO AMENDMENT No. 8

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of :

a) Any further configuration change which is the subject of a SCN

b) Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

*****

9	UNDERTAKING *****

Should the Aircraft fail to meet any of the Guarantees the Seller will *****.

9.1	Should the Seller *****:

9.1.1	*****

9.1.2	*****

9.1.3	*****

9.2	In the event the Seller develops and makes available ***** mentioned above *****.

9.3	*****

10	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

11	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

A320FAM PA – VOI – AMDT 8 LA05D – Ref. D11032737 - December 2011

- Letter Agreement No 5D – A320 Sharklet IAE - Page 5/7

LETTER AGREEMENT No. 5D TO AMENDMENT No. 8

12	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

13	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

14	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 8 LA05D – Ref. D11032737 - December 2011

- Letter Agreement No 5D – A320 Sharklet IAE - Page 6/7

LETTER AGREEMENT No. 5D TO AMENDMENT No. 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted		Agreed and accepted

For and on behalf of		For and on behalf of
CONTROLADORA VUELA		AIRBUS S.A.S.
COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 8 LA05D – Ref. D11032737 - December 2011

- Letter Agreement No 5D – A320 Sharklet IAE - Page 7/7

LETTER AGREEMENT No. 5E TO AMENDMENT No. 8

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : ***** SHARKLET PERFORMANCES GUARANTEES (CFM engines)

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no. 8 (the “Amendment No. 8”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No. 8. The Purchase Agreement as amended together with the Amendment No. 8 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No. 8.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 8 LA05E – Ref. D11032737 - December 2011

- Letter Agreement No 5E-A321 Sharklet CFM -Page 1/7

LETTER AGREEMENT No. 5E TO AMENDMENT No. 8

This Letter Agreement No. 5E is applicable to the 2011 Incremental Aircraft only.

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the ***** as described in the Standard Specification Ref. ***** and amended by Specification Change Notices (SCN) for:

i)	provisions for and installation of Sharklets

ii)	increase of the design weights as follows:

Maximum Take-off Weight to *****

Maximum Landing Weight to *****

Maximum Zero Fuel Weight to *****

iii)	installation of CFM International CFM56-5B3/3 engines

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	*****

Under the following airport conditions (assumed representative of ***** runway *****):

*****

the FAR certified take-off weight shall be not less than *****.

2.2	*****

2.2.1	*****

2.2.1.1	When carrying a ***** (representing ***** each) ***** the Aircraft shall ***** when operated under the conditions defined below.

2.2.1.2	The departure and destination airport conditions are such as to allow the required takeoff weight and landing weight to be used without restriction. Pressure altitude at departure and destination airport is *****.

2.2.1.3	Allowances of *****.

2.2.1.4	***** above the destination airport are conducted in ISA+10°C conditions. Climb and descent speeds *****.

2.2.1.5	Allowances of *****.

2.2.1.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.1.4 above.

A320FAM PA – VOI – AMDT 8 LA05E – Ref. D11032737 - December 2011

- Letter Agreement No 5E-A321 Sharklet CFM -Page 2/7

LETTER AGREEMENT No. 5E TO AMENDMENT No. 8

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.1.3, 2.2.1.4 and 2.2.1.5 above.

2.2.1.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.2	*****

2.2.2.1	The Aircraft will be capable to carry a ***** when operated under the conditions defined below.

2.2.2.2	The departure airport conditions (assumed representative of ***** runway *****) are as follows:

*****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****.

2.2.2.3	Allowances of *****.

2.2.2.4	***** above the destination airport are conducted in *****. Climb and descent speeds below *****.

The ***** these climb, cruise and descent phases shall be *****.

2.2.2.5	Allowances of *****.

2.2.2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.2.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.2.3, 2.2.2.4 and 2.2.2.5 above.

2.2.2.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.3	*****

3	EXTERIOR NOISE CERTIFICATION

The ***** powered by CFM56-5B3/3 engines for ***** in accordance with the requirements of ***** of ICAO Annex 16, Volume I.

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

A320FAM PA – VOI – AMDT 8 LA05E – Ref. D11032737 - December 2011

- Letter Agreement No 5E-A321 Sharklet CFM -Page 3/7

LETTER AGREEMENT No. 5E TO AMENDMENT No. 8

4	MANUFACTURER’S *****

The Seller guarantees that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be ***** according to Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 7.2 below, shall not be more than a guaranteed value of *****.

5	GUARANTEE CONDITIONS

5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of ***** provide the best results will be assumed.

5.3	When establishing ***** except if otherwise noted.

5.4	***** 21-30.31 of the Specification. *****

5.5	The engines will be operated using ***** unless otherwise stated.

5.6	Where applicable, the *****.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees ***** (or more, at the Seller’s discretion) ***** of the same ***** as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

6.5	Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6	The approved aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

6.7	The Seller undertakes to furnish the Buyer with a report or reports *****.

A320FAM PA – VOI – AMDT 8 LA05E – Ref. D11032737 - December 2011

- Letter Agreement No 5E-A321 Sharklet CFM -Page 4/7

LETTER AGREEMENT No. 5E TO AMENDMENT No. 8

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of:

a)	Any further configuration change which is the subject of a SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

*****

9	UNDERTAKING *****

Should the Aircraft fail to meet any of the Guarantees the Seller will *****.

9.1	Should the Seller *****:

9.1.1	*****

9.1.2	*****

9.1.3	*****

9.2	In the event the Seller develops and makes available *****.

9.3	The Seller’s *****.

A320FAM PA – VOI – AMDT 8 LA05E – Ref. D11032737 - December 2011

- Letter Agreement No 5E-A321 Sharklet CFM -Page 5/7

LETTER AGREEMENT No. 5E TO AMENDMENT No. 8

10	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

11	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

12	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

13	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

14	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 8 LA05E – Ref. D11032737 - December 2011

- Letter Agreement No 5E-A321 Sharklet CFM -Page 6/7

LETTER AGREEMENT No. 5E TO AMENDMENT No. 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted	Agreed and accepted

For and on behalf of	For and on behalf of
CONTROLADORA VUELA	AIRBUS S.A.S.
COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 8 LA05E – Ref. D11032737 - December 2011

- Letter Agreement No 5E-A321 Sharklet CFM -Page 7/7

LETTER AGREEMENT No. 5F TO AMENDMENT No. 8

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : ***** SHARKLET PERFORMANCES GUARANTEES (IAE engines)

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no. 8 (the “Amendment No. 8”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No. 8. The Purchase Agreement as amended together with the Amendment No. 8 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No. 8.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 8 LA05F – Ref. D11032737 - December 2011

- Letter Agreement No 5F-A321 Sharklet IAE -Page 1/7

LETTER AGREEMENT No. 5F TO AMENDMENT No. 8

This Letter Agreement No. 5F is applicable to the 2011 Incremental Aircraft only.

1.	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the ***** Aircraft as described in the Standard Specification Ref. ***** and amended by Specification Change Notices (SCN) for:

i)	provisions for and installation of Sharklets

ii)	increase of the design weights as follows:

Maximum Take-off Weight to *****

Maximum Landing Weight to *****

Maximum Zero Fuel Weight to *****

iii)	installation of International Aero Engines (IAE) V2533-A5 Select One engines hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	*****

Under the following airport conditions (assumed representative of ***** runway *****):

*****

the FAR certified take-off weight shall be not less than *****.

2.2	*****

2.2.1	*****

2.2.1.1	When carrying a ***** (representing ***** each) ***** the Aircraft shall ***** when operated under the conditions defined below.

2.2.1.2	The departure and destination airport conditions are such as to allow the required takeoff weight and landing weight to be used without restriction. Pressure altitude at departure and destination airport is *****.

2.2.1.3	Allowances of *****.

2.2.1.4	***** the destination airport are conducted in *****. Climb and descent speeds below *****.

2.2.1.5	Allowances of *****.

A320FAM PA – VOI – AMDT 8 LA05F – Ref. D11032737 - December 2011

- Letter Agreement No 5F-A321 Sharklet IAE -Page 2/7

LETTER AGREEMENT No. 5F TO AMENDMENT No. 8

2.2.1.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.1.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.1.3, 2.2.1.4 and 2.2.1.5 above.

2.2.1.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.2	*****

2.2.2.1	The Aircraft will be capable to carry a ***** when operated under the conditions defined below.

2.2.2.2	The departure airport conditions (assumed representative of *****runway *****) are as follows:

*****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****.

2.2.2.3	Allowances of *****.

2.2.2.4	***** destination airport are conducted in *****. *****

The ***** these climb, cruise and descent phases shall be *****.

2.2.2.5	Allowances of *****.

2.2.2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.2.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.2.3, 2.2.2.4 and 2.2.2.5 above.

2.2.2.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.3	*****

3	EXTERIOR NOISE CERTIFICATION

The ***** powered by IAE V2533-A5 engines for ***** shall be certified in accordance with the requirements of ***** of ICAO Annex 16, Volume I.

A320FAM PA – VOI – AMDT 8 LA05F – Ref. D11032737 - December 2011

- Letter Agreement No 5F-A321 Sharklet IAE -Page 3/7

LETTER AGREEMENT No. 5F TO AMENDMENT No. 8

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

4	MANUFACTURER’S *****

The Seller guarantees that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be ***** to Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 7.2 below, shall not be more than a guaranteed value of *****.

5	GUARANTEE CONDITIONS

5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of ***** provide the best results will be assumed.

5.3	When establishing ***** except if otherwise noted.

5.4	***** 21-30.31 of the Specification. *****

5.5	The engines will be operated using ***** unless otherwise noted.

5.6	Where applicable, *****

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees ***** (or more, at the Seller’s discretion) A321-***** of the same ***** as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

6.5	*****

6.6	The approved aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

6.7	The Seller undertakes to furnish the Buyer with a report or reports *****.

A320FAM PA – VOI – AMDT 8 LA05F – Ref. D11032737 - December 2011

- Letter Agreement No 5F-A321 Sharklet IAE -Page 4/7

LETTER AGREEMENT No. 5F TO AMENDMENT No. 8

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of :

a)	Any further configuration change which is the subject of a SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

*****

9	UNDERTAKING *****

Should the Aircraft fail to meet any of the Guarantees the Seller will *****

9.1	Should the Seller *****

9.1.1	*****

9.1.2	*****

9.1.3	*****

9.2	In the event the Seller develops and makes available ***** mentioned above *****

9.3	The Seller’s *****

A320FAM PA – VOI – AMDT 8 LA05F – Ref. D11032737 - December 2011

- Letter Agreement No 5F-A321 Sharklet IAE -Page 5/7

LETTER AGREEMENT No. 5F TO AMENDMENT No. 8

11	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

15	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

16	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

17	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

18	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 8 LA05F – Ref. D11032737 - December 2011

- Letter Agreement No 5F-A321 Sharklet IAE -Page 6/7

LETTER AGREEMENT No. 5F TO AMENDMENT No. 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted		Agreed and accepted

For and on behalf of		For and on behalf of
CONTROLADORA VUELA		AIRBUS S.A.S.
COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 8 LA05F – Ref. D11032737 - December 2011

- Letter Agreement No 5F-A321 Sharklet IAE -Page 7/7

LETTER AGREEMENT No. 6 TO AMENDMENT No. 8 and AMENDMENT No. 9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : PRODUCT SUPPORT

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no. 8 (the “Amendment No. 8”) and an amendment no. 9 (the “Amendment No. 9”) dated as of even date herewith, which amendments cover the manufacture and the sale by the Seller and the purchase by the Buyer of (a) the 2011 Incremental Aircraft as described in the Amendment No. 8 and (b) the NEO Aircraft as described in the Amendment No. 9. The Purchase Agreement as amended together with the Amendment No. 8 and the Amendment No. 9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement, Amendment No. 8 and/or Amendment No. 9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and/or Amendment No. 9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

For the purpose of this Letter Agreement, the 2011 Incremental Aircraft and NEO Aircraft shall be referred to as the “Aircraft”.

A320FAM PA – VOI – AMDT 8 and 9 LA6 – Ref. D11032737 - December 2011

- Letter Agreement No 6 -Page 1/7

LETTER AGREEMENT No. 6 TO AMENDMENT No. 8 and AMENDMENT No. 9

This Letter Agreement No. 6 is applicable to the 2011 Incremental Aircraft and NEO Aircraft only and supersedes and replaces the original Letter Agreement No. 6 to the Agreement to the extent relating to the 2011 Incremental Aircraft and NEO Aircraft.

The following support services are granted by the Seller to the Buyer in consideration of the purchase by the Buyer from the Seller of a total of forty-four (44) 2011 Incremental Aircraft and NEO Aircraft.

1	Seller Representative Services

In accordance with the provisions as set forth in Clause 15.2 of the Purchase Agreement, the Seller grants to the Buyer ***** man months of Customer Support Representative services.

2	Training Services

Pursuant to the provisions in Clause 16 Appendix A, the Seller hereby agrees to provide to the Buyer the following ***** training services:

2.1	Flight Crew Training (standard transition course)

The Seller shall provide flight crew training (standard transition course) ***** of the Buyer’s flight crews *****.

If the Buyer reasonably demonstrates its need for additional flight crew training, the Seller shall ***** the flight crew training ***** by up to a total of ***** standard flight crew transition courses.

2.2	Flight Crew Line Initial Operating Experience

The Seller shall provide to the Buyer pilot Instructor(s) ***** for a period of *****. Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time shall be limited to *****.

2.3	Type Specific Cabin Crew Training Course

The Seller shall provide to the Buyer ***** type specific training for cabin crews for ***** cabin crew instructors, pursers or cabin attendants.

2.4	Airbus Pilot Instructor Course (APIC)

The Seller shall provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, ***** instructors. APIC courses shall be performed in groups of ***** trainees.

2.5	PERFORMANCE / OPERATIONS COURSE(S)

The Seller shall provide to the Buyer ***** trainee days of performance / operations training ***** for the Buyer’s personnel.

A320FAM PA – VOI – AMDT 8 and 9 LA6 – Ref. D11032737 - December 2011

- Letter Agreement No 6 -Page 2/7

LETTER AGREEMENT No. 6 TO AMENDMENT No. 8 and AMENDMENT No. 9

The Buyer shall be free to select courses from the Airbus Customer Services Catalog.

2.6	MAINTENANCE TRAINING

The Seller shall provide to the Buyer ***** trainee days of maintenance training ***** for the Buyer’s personnel per firmly ordered aircraft (i.e. ***** days for ***** Aircraft).

The Buyer shall be free to select courses from the Airbus Customer Services Catalog.

2.7	Supplier and Engine Manufacturer Training

The Seller shall ensure that all major Suppliers and the selected Propulsion System manufacturer shall provide maintenance and overhaul training on their products at appropriate times taking into account the Buyer’s operational demands and training needs.

A list of Supplier courses shall be made available.

3	Material Support

3.1	Spare Parts Leasing

In order to ensure flexibility and reduce costs, the Seller offers the Buyer a lease service for a variety of Seller parts with a price of at least ***** USD.

3.2	Repair Management Services

The Seller offers the Buyer Repair Management Services for AIRBUS parts and supplier parts.

3.3	Customer Order Desk

The Seller operates a “Customer Order Desk”, the main functions of which are:

(i)	Management of order entries for all priorities, including Aircraft On Ground (“AOG”);

(ii)	Management of order changes and cancellations;

(iii)	Administration of Buyer’s routing instructions;

(iv)	Management of Material returns;

(v)	Clarification of delivery discrepancies;

(vi)	Issuance of credit and debit notes.

The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via the Internet.

A320FAM PA – VOI – AMDT 8 and 9 LA6 – Ref. D11032737 - December 2011

- Letter Agreement No 6 -Page 3/7

LETTER AGREEMENT No. 6 TO AMENDMENT No. 8 and AMENDMENT No. 9

4.	Engineering and Technical Support Services

The Buyer may obtain from AIRBUS engineering services to support the Aircraft operation, compatible with the Buyer’s particular needs such as:

•	Engineering recommendations with regard to the actual technical status of the Aircraft, including trouble shooting advice,

•	Identification and development of modifications and/or product improvements,

•	Direct technical assistance, covering troubleshooting assistance and Aircraft repair assistance,

•	Technical AOG service, 24 hours a day, 7 days a week.

Other services according to the Buyer’s needs can be provided and customized accordingly.

5	Technical Data & Software

5.1	Revision Service

In respect of the 2011 Incremental Aircraft and NEO Aircraft only, Clause 14.5 (Revision Period) is hereby deleted in its entirety and replaced by the following;

QUOTE

14.5	Revision Service

Unless otherwise specifically stated, revision service for the Technical Data shall be provided on a ***** for the period of ***** (the “Revision Service Period”).

UNQUOTE

For the avoidance of doubt this ‘Revision Service Period’ will apply to the Flight Operations Technical Data, Maintenance Technical Data Package and PEP software described in Clause 14 and Exhibit G.

5.2	CBT Software

Pursuant to the provisions in Clause 16 - Appendix A No. 4 ‘Training Aids for Buyer’s Training Organisation’ and Clause 16—Appendix C No. 4 ‘Term’, the Buyer acknowledges that the Airbus CBT Software and Airbus CBT Courseware and Virtual Aircraft licences already extended to the Buyer also apply to NEO Aircraft.

A320FAM PA – VOI – AMDT 8 and 9 LA6 – Ref. D11032737 - December 2011

- Letter Agreement No 6 -Page 4/7

LETTER AGREEMENT No. 6 TO AMENDMENT No. 8 and AMENDMENT No. 9

6	*****

The Seller shall ***** 2011 Incremental Aircraft or NEO Aircraft a ***** (the *****:

USD *****

The ***** shall be ***** and shall be used by the Buyer *****.

Alternatively the *****, may, ***** 2011 Incremental Aircraft or NEO Aircraft, in which case the Buyer may ***** at the prices and conditions quoted in the then valid Customer Services Catalogue.

The ***** and shall be ***** 2011 Incremental Aircraft *****.

7	*****

As a ***** from the Seller, the Seller shall ***** of each 2011 Incremental Aircraft or NEO Aircraft ***** (the *****:

USD *****

The ***** 2011 Incremental Aircraft or NEO Aircraft.

8	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

9	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

10	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

11	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

A320FAM PA – VOI – AMDT 8 and 9 LA6 – Ref. D11032737 - December 2011

- Letter Agreement No 6 -Page 5/7

LETTER AGREEMENT No. 6 TO AMENDMENT No. 8 and AMENDMENT No. 9

12	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 8 and 9 LA6 – Ref. D11032737 - December 2011

- Letter Agreement No 6 -Page 6/7

LETTER AGREEMENT No. 6 TO AMENDMENT No. 8 and AMENDMENT No. 9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted		Agreed and accepted

For and on behalf of CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.		For and on behalf of AIRBUS S.A.S.
/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 8 and 9 LA6 – Ref. D11032737 - December 2011

- Letter Agreement No 6 -Page 7/7

LETTER AGREEMENT No. 7 TO AMENDMENT No. 8

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : ***** – 2011 INCREMENTAL AIRCRAFT

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no. 8 (the “Amendment No. 8”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No. 8. The Purchase Agreement as amended together with the Amendment No. 8 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No. 8.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 8 LA07 – Ref. D11032737 - December 2011

- Letter Agreement No 7 -Page 1/3

LETTER AGREEMENT No. 7 TO AMENDMENT No. 8

This Letter Agreement No. 7 is applicable to the 2011 Incremental Aircraft only and supersedes and replaces the original Letter Agreement No. 1 to the Agreement to the extent relating to the 2011 Incremental Aircraft.

1	*****

1.1	*****

*****

1.2	*****

*****

2	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

5	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

6	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 8 LA07 – Ref. D11032737 - December 2011

- Letter Agreement No 7 -Page 2/3

LETTER AGREEMENT No. 7 TO AMENDMENT No. 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted		Agreed and accepted

For and on behalf of		For and on behalf of
CONTROLADORA VUELA		AIRBUS S.A.S.
COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 8 LA07 – Ref. D11032737 - December 2011

- Letter Agreement No 7 -Page 3/3

EXECUTION VERSION 23.12.11 12h00

Letter Agreement No. 8 to Amendment No. 8 and Amendment No. 9

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.,

Prolongación Paseo de la Reforma Número 490,

Piso 1, Colonia Santa Fe Peña Blanca,

01210 Mexico,

Delegación Álvaro Obregón,

México, D.F. México

SUBJECT:	A320 FAMILY AND A320NEO FAMILY ***** SUPPORT PROPOSAL

      LETTER AGREEMENT (the “Letter Agreement”)

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (“Buyer”) and AIRBUS S.A.S. (“Airbus”) have entered into two amendment agreements of even date herewith (“Amendment No. 8” and “Amendment No. 9”) each to the purchase agreement dated 28 October 2005 as supplemented and amended from time to time (together the “Purchase Agreement”) which sets out, amongst other things, the principal terms and conditions pursuant to which Airbus shall agree to manufacture and sell and the Buyer shall purchase an incremental fourteen (14) firmly ordered Airbus A320 family aircraft (the “2011 Incremental Aircraft”) and thirty (30) firmly ordered Airbus A320neo family (the “NEO Aircraft”) aircraft (together the “Aircraft”).

Capitalised terms used in this Letter Agreement (and the Exhibit attached hereto) and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Purchase Agreement (including definitions incorporated therein by reference to another document). In this Letter Agreement, Airbus and the Engine Manufacturer (and any of their respective subsidiaries, affiliates or parent companies) shall collectively be referred to as the “Manufacturers” and “affiliates” shall mean, with respect to any entity (“Entity”), any other entity directly or indirectly controlling or controlled by the Entity or under direct or indirect common control with the Entity or any other member companies of the same group as the Entity, as the case may be.

The Buyer and the Seller agree that this Letter Agreement constitutes an integral, non-severable part of the Purchase Agreement and shall be governed by all its provisions save where such provisions have been specifically amended pursuant to this Letter Agreement. In the event of any conflict between the terms of this Letter Agreement (and the Exhibit attached hereto) and the terms of the Purchase Agreement (and any of the exhibits or appendices thereto), the terms of this Letter Agreement shall prevail.

Nothing in this Letter Agreement shall be construed as constituting any waiver or limitation of the obligations of the Buyer under the Purchase Agreement or in any way absolving the Buyer from its obligation to take delivery of any Aircraft under the Purchase Agreement.

*****

*****

Page 2/19

*****

Page 3/19

*****

Page 4/19

*****

Page 5/19

*****

Page 6/19

*****

Page 7/19

*****

Page 8/19

*****

Page 9/19

*****

Page 10/19

*****

Page 11/19

*****

Page 12/19

*****

Page 13/19

*****

Page 14/19

*****

Page 15/19

*****

Page 16/19

*****

Page 17/19

*****

Page 18/19

Exhibit

*****

………………………………….

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

Page 19/19

Letter Agreement No. 8 to Amendment No. 8 and Amendment No. 9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to Airbus.

Agreed and Accepted	Agreed and Accepted
For and on behalf of	For and on behalf of

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.	AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

December 27, 2011

A320FAM PA – VOI – AMDT 8 and 9 LA8 – Ref. D11032737 - December 2011

- Letter Agreement No 9

LETTER AGREEMENT No. 9 TO AMENDMENT No. 8

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : ***** – BACKLOG AIRCRAFT

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no. 8 (the “Amendment No. 8”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No. 8. The Purchase Agreement as amended together with the Amendment No. 8 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No. 8.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 8 LA09 – Ref. D11032737 - December 2011

- Letter Agreement No 1 -Page 1/3

LETTER AGREEMENT No. 9 TO AMENDMENT No. 8

This Letter Agreement No. 9 is applicable to the ***** as set forth in the delivery schedule in Clause 4 of Amendment No. 8 (the “***** Aircraft”) only.

1	In the context of the transactions outlined in Amendment No. 8 and Amendment No. 9, the Seller ***** Aircraft ***** Aircraft (the “*****”).

The ***** is in US Dollars quoted in *****.

The Buyer understands and acknowledges that the Seller has *****.

*****

*****

2	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

5	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

6	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 8 LA09 – Ref. D11032737 - December 2011

- Letter Agreement No 1 -Page 2/3

LETTER AGREEMENT No. 9 TO AMENDMENT No. 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted	Agreed and accepted

For and on behalf of	For and on behalf of
CONTROLADORA VUELA	AIRBUS S.A.S.
COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 8 LA09 – Ref. D11032737 - December 2011

- Letter Agreement No 1 -Page 3/3

LETTER AGREEMENT No. 10 TO AMENDMENT No. 8

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : PDPs – 2011 INCREMENTAL AIRCRAFT

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no. 8 (the “Amendment No. 8”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No. 8. The Purchase Agreement as amended together with the Amendment No. 8 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No. 8.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No. 8 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 8 LA10 – Ref. D11032737 - December 2011

- Letter Agreement No 10 -Page 1/6

LETTER AGREEMENT No. 10 TO AMENDMENT No. 8

This Letter Agreement No. 10 is applicable to the 2011 Incremental Aircraft only.

1	Predelivery Payment Schedule

1.1	*****

In respect of the 2011 Incremental Aircraft, Clause 5.2 of the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

5.2 *****

*****

UNQUOTE

1.2	Predelivery Payment Reference Price

In respect of the 2011 Incremental Aircraft, Clause 5.3.1 of the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

5.3.1

The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each 2011 Incremental Aircraft. The predelivery payment reference price is determined by the following formula:

*****

*****

*****

UNQUOTE

A320FAM PA – VOI – AMDT 8 LA10 – Ref. D11032737 - December 2011

- Letter Agreement No 10 -Page 2/6

LETTER AGREEMENT No. 10 TO AMENDMENT No. 8

1.3	Predelivery Payment Schedule ***** Aircraft

In respect of the 2011 Incremental Aircraft having their Scheduled Delivery Month (or Scheduled Delivery Quarter as the case may be) in the year *****, Clause 5.3.2 of the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

Predelivery Payments for the ***** shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS	USD AMOUNT OR PERCENTAGE OF PREDELIVERY PAYMENT REFERENCE PRICE
*****	USD *****

*****	USD *****

*****	USD *****

*****

*****	*****
*****	*****
*****	*****
*****	*****
*****

Total Payment prior to Delivery

UNQUOTE

A320FAM PA – VOI – AMDT 8 LA10 – Ref. D11032737 - December 2011

- Letter Agreement No 10 -Page 3/6

LETTER AGREEMENT No. 10 TO AMENDMENT No. 8

1.4	Predelivery Payment Schedule ***** Aircraft *****

In respect of the 2011 Incremental Aircraft not having their Scheduled Delivery Month (or Scheduled Delivery Quarter as the case may be) in the *****, Clause 5.3.2 of the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

Predelivery Payments for the ***** shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS	USD AMOUNT OR PERCENTAGE OF PREDELIVERY PAYMENT REFERENCE PRICE
***** *****	USD ***** USD *****

*****	USD *****

*****	USD *****

*****	USD *****

*****
*****	*****
*****	*****
*****	*****
*****	*****
*****

Total Payment prior to Delivery

UNQUOTE

A320FAM PA – VOI – AMDT 8 LA10 – Ref. D11032737 - December 2011

- Letter Agreement No 10 -Page 4/6

LETTER AGREEMENT No. 10 TO AMENDMENT No. 8

2	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

5	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

6	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 8 LA10 – Ref. D11032737 - December 2011

- Letter Agreement No 10 -Page 5/6

LETTER AGREEMENT No. 10 TO AMENDMENT No. 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted	Agreed and accepted

For and on behalf of	For and on behalf of
CONTROLADORA VUELA	AIRBUS S.A.S.
COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey
Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 8 LA10 – Ref. D11032737 - December 2011

- Letter Agreement No 10 -Page 6/6

AMENDMENT N° 9

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as “Seller”

A N D

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

as “Buyer”

Reference : D11032737

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	1/53

AMENDMENT N° 9 TO THE

A320 FAMILY PURCHASE AGREEMENT

This Amendment No.9 (hereinafter referred to as the “Amendment No.9”) is entered into as of the      day of December 2011.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. DE C.V. a company organised under the laws of Mexico having its principal place of business at Prolongación Paseo de la Reforma 490, Primer Piso, Colonia Santa Fe Peña Blanca, Código Postal 01210, Delegación Álvaro Obregón, Mexico, D.F. Mexico (the “Buyer”).

Together the “Parties”

WHEREAS :

A.

The Buyer and the Seller entered into an A320 Family Purchase Agreement dated the 28th October 2005 for the sale by the Seller and the purchase by the Buyer of sixteen (16) A320 Family Aircraft (thereinafter together with its Exhibits, appendices and Letter Agreements referred to as the “Agreement”).

B.	The Buyer and the Seller have entered into an Amendment No.1 to the Agreement dated the 22nd June 2007 (the “Amendment No.1”) to amend certain provisions of the Agreement.

C.	The Buyer and the Seller have entered into an Amendment No.2 to the Agreement dated the 11th July 2008 (the “Amendment No.2”) to amend certain provisions of the Agreement.

D.	The Buyer and the Seller have entered into an Amendment No.3 to the Agreement dated the 30th January 2009 (the “Amendment No.3”) to amend certain provisions of the Agreement.

E.	The Buyer and the Seller have entered into an Amendment No.4 to the Agreement dated the 28th October 2010 (the “Amendment No.4”) to amend certain provisions of the Agreement.

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	2/53

F.	The Buyer and the Seller have entered into an Amendment No.5 to the Agreement dated the 15th December 2010 (the “Amendment No.5”) to amend certain provisions of the Agreement.

G.	The Buyer and the Seller have entered into an Amendment No.6 to the Agreement dated the 15th December 2010 (the “Amendment No.6”) to amend certain provisions of the Agreement.

H.	The Buyer and the Seller have entered into an Amendment No.7 to the Agreement dated the 4th January 2011 (the “Amendment No.7”) to amend certain provisions of the Agreement.

I.	The Buyer and the Seller wish to enter into this Amendment No.9 to the Agreement for the purchase by the Buyer and the sale by the Seller of thirty (30) incremental Aircraft including the Neo Option and the Sharklets.

J.	Simultaneously with the execution of this Amendment No.9, the Buyer and the Seller wish to enter into an amendment no.8 to the Agreement (the “Amendment No.8”) for the purchase by the Buyer and the sale by the Seller of fourteen (14) incremental Aircraft including the Sharklets.

K.	It is understood that Amendment No.9, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment No.9, unless otherwise agreed upon herein. The provisions of this Amendment No.9 shall supersede any contrary provisions of the Agreement in respect of the 2011 Incremental Aircraft.

L.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment No.9.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	3/53

T A B L E  O F  C O N T E N T S

Clauses	Titles

0	SCOPE

1	DEFINITIONS

2	NEO AIRCRAFT SPECIFICATION

3	NEO AIRCRAFT PRICES

4	NEO AIRCRAFT DELIVERY SCHEDULE

5	NEO AGREEMENT AMENDMENTS

6	MISCELLANEOUS PROVISIONS

EXHIBIT A	PRICE REVISION FORMULAE
Part 1: Airframe Price Revision Formula
Part 2: Propulsion Systems Price Revision Formula – PW
Part 3: Propulsion Systems Price Revision Formula – CFM International

EXHIBIT B1	STANDARD SPECIFICATION

EXHIBIT B2	SCN LISTS
Appendix 1: A319-100
Appendix 2: A320-200
Appendix 3: A321-200

EXHIBIT B3	CABIN LAYOUTS
Appendix 1: A319-100
Appendix 2: A320-200
Appendix 3: A321-200

EXHIBIT B4	FORM OF MANUFACTURER SPECIFICATION CHANGE NOTICE (MSCN)

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	4/53

0.	SCOPE

0.1	Sale and Purchase: Pursuant to and in accordance with the terms and conditions contained in this Amendment No.9 (and incorporating the relevant provisions of the Agreement), the Seller shall sell and deliver and the Buyer shall buy and take delivery of thirty (30) A320NEO Aircraft (hereinafter referred to as the “NEO Aircraft”).

0.2	Amendment of Existing Provisions: The Buyer and the Seller agree to amend certain provisions of the Agreement pursuant to the terms and conditions set out in this Amendment No.9.

0.3	With effect from the date hereof, all references to “Aircraft” in the Agreement shall be deemed to include the NEO Aircraft unless expressly stipulated otherwise herein or elsewhere.

0.4	Save to the extent specified to the contrary in this Amendment No. 9 (or any associated Letter Agreements), all of the terms and conditions respectively relating to A319-100, A320-200 and A321-200 set out in the Agreement and its Exhibits and Appendices shall apply to the relevant NEO Aircraft.

0.5	Applicability of Previous Letter Agreements

0.5.1	The following Letter Agreements to the Agreement shall not apply in respect of the NEO Aircraft and shall be replaced, where applicable, as follows:

(a)	Letter Agreement No. 1 ***** – replaced by Letter Agreement No.1 to this Amendment No.9 ***** – NEO Aircraft);

(b)	Letter Agreement No. 2 ***** – replaced by Letter Agreement No.2 to this Amendment No.9 and to Amendment No.8 (European Export Credit Financing);

(c)	Letter Agreement No. 3 ***** – replaced by Letter Agreement No.3 to this Amendment No.9 ***** – NEO Aircraft);

(d)	Letter Agreement No. 4 (Aircraft ***** and Delivery Date *****) – replaced by Letter Agreement No.4 to this Amendment No.9 (***** – NEO Aircraft);

(e)	Letter Agreement No. 5A and Letter Agreement No.5B (Performance Guarantees) – replaced by Letter Agreements No.5G through Letter Agreement No.5L to this Amendment No.9 (Performance Guarantees NEO Aircraft);

(f)	Letter Agreement No. 6 (Product Support) – replaced by Letter Agreement No.6 to this Amendment No.9 and to Amendment No.8 (Product Support);

(g)	Letter Agreement No. 7 ***** – replaced by Letter Agreement No.7 to this Amendment No.9 (***** – NEO Aircraft);

0.5.2	The following Letter Agreements shall be added in respect of the NEO Aircraft:

(a)	Letter Agreement No.8 to this Amendment No.9 and to Amendment No.8 (***** Proposal Letter)

(b)	Letter Agreement No.9 to this Amendment No.9 (PDPs – NEO Aircraft)

0.5.3	No other Letter Agreements or previous side letters to the Agreement or any amendment to the Agreement shall apply in respect of the NEO Aircraft (except those stated in this Clause 0.5).

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	5/53

1.	DEFINITIONS

The following terms and their associated definitions shall replace or complement as appropriate Clause 0 of the Agreement in respect of the NEO Aircraft:

A319 NEO	means an Airbus A319-100 aircraft incorporating the New Engine Option, including the Airframe, the relevant Propulsion Systems and any part, component, furnishing or equipment installed on the Aircraft at Delivery under the terms and conditions of this Agreement, as amended and supplemented from time to time.

A320 NEO	means an Airbus A320-200 aircraft incorporating the New Engine Option, including the Airframe, the relevant Propulsion Systems and any part, component, furnishing or equipment installed on the Aircraft at Delivery under the terms and conditions of this Agreement, as amended and supplemented from time to time.

A321 NEO	means an Airbus A321-200 aircraft incorporating the New Engine Option, including the Airframe, the relevant Propulsion Systems and any part, component, furnishing or equipment installed on the Aircraft at Delivery under the terms and conditions of this Agreement, as amended and supplemented from time to time.

NEO Aircraft:	means individually or collectively, an A319 NEO, A320 NEO or an A321 NEO.

Irrevocable SCNs:	means the list of SCNs, which are irrevocably part of the NEO Aircraft specifications, as expressly set forth in Appendix 1 through 3 of Exhibit B2 to Amendment No.9 of this Agreement.

NEO Airframe Basic Price:	has the meaning set forth in Clause 3 of Amendment No.9.

NEO Propulsion Systems:	has the meaning set forth in Clause 2.3 of Amendment No.9.

NEO Propulsion Systems Basic Price:	has the meaning set forth in Clause 3 of Amendment No.9.

New Engine Option:	has the meaning set forth in Clause 2.1.2 of Amendment No.9.

Ready for Delivery:	means the time when the Technical Acceptance Process has been completed in accordance with Clause 8 and all technical conditions required for the issuance of the Export Airworthiness Certificate and/or the Statement of Conformity (as applicable) have been satisfied.

Sharklets:	means a new large wingtip device, currently under development by the Seller, designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, and which are, in respect of the NEO Aircraft, part of the New Engine Option and corresponding Irrevocable SCNs.

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2.	NEO AIRCRAFT SPECIFICATION

2.0	Clause 2 of the Agreement as amended shall not apply to the Neo Aircraft and the following provisions shall apply in their place:

QUOTE

2.1	Neo Aircraft Specification

2.1.1	The relevant NEO Aircraft shall be manufactured in accordance with the Standard Specification applicable to the relevant Aircraft type as follows:

(a)	the A319-100 standard specification document number *****, amended to incorporate the design weights:

MTOW	*****
MLW	*****
MZFW	*****

(b)	the A320-200 standard specification document number *****, amended to incorporate the design weights:

MTOW	*****
MLW	*****
MZFW	*****

(c)	the A321-200 standard specification document number *****, amended to incorporate the design weights:

MTOW	*****
MLW	*****
MZFW	*****

copies of which have been annexed hereto as Exhibit B1.

(the “NEO Aircraft Standard Specification”)

The NEO Aircraft Standard Specifications may already have been modified or varied prior to the date of this Amendment No.9 by the Specification Change Notices listed in Appendices 1, 2 and 3 of Exhibit B2 hereof.

2.1.2	New Engine Option

2.1.2.1	The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A319-100 A320-200 and A321-200 type aircraft. The specifications of the A319 NEO, A320 NEO and A321 NEO shall be derived from the current A319-100, A320-200 and A321-200 respective Standard Specification(s) and based on the new NEO Propulsion Systems, as set forth in Clause 2.3 below, and Sharklets, combined with the required airframe structural adaptations, as well as Aircraft systems and software adaptations required to operate such NEO Aircraft. The foregoing is currently reflected in the ***** listed in Exhibit B2, the implementation of which is hereby irrevocably accepted by the Buyer.

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	7/53

With respect to each NEO Aircraft type, the NEO Aircraft Standard Specification together with the Irrevocable SCNs for the New Engine Option and Sharklets and any other issued and applicable SCN shall be referred to as the NEO Aircraft Specification.

2.1.2.2	The New Engine Option shall amend the MLW and MZFW design weights of the NEO Aircraft Standard Specification(s) as follows:

	A319 NEO	A320 NEO	A321 NEO
MLW	*****	*****	*****
MZFW	*****	*****	*****

It is agreed and understood that the above design weights may be updated upon final NEO specification freeze.

2.2	NEO Specification Amendment

The parties understand and agree that the NEO Specification may be further amended following signature of this Amendment No.9 in accordance with the terms of this Clause 2.2.

2.2.1	Specification Change Notice

The NEO Specification may be amended by written agreement between the parties in a Specification Change Notice (SCN). Each SCN shall set out the SCN’s relevant NEO Aircraft embodiment Aircraft Rank No. (as specified in Clause 4 hereof) and shall also set forth, in detail, the particular change to be made to the NEO Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the relevant NEO Aircraft affected thereby and on the text of the NEO Specification. An SCN may result in an adjustment of the relevant NEO Aircraft Base Price, which adjustment, if any, shall be specified in the SCN.

2.2.2	Development Changes

The NEO Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the A320 NEO Family Aircraft, prevent delay or ensure compliance with this Amendment No.9 (“Development Changes”), as set forth in this Clause 2.

2.2.2.1	Manufacturer Specification Changes Notices

2.2.2.1.1	The NEO Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B4 hereto, or by such other means as may be deemed appropriate, and shall set out the MSCN’s relevant NEO Aircraft embodiment Aircraft Rank No. as well as, in detail, the particular change to be made to the NEO Specification and the effect, if any, of such change on performance, weight, Base Price, Delivery Date of the relevant NEO Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

2.2.2.1.2	Except when the MSCN is necessitated by an Aviation Authority directive or by demonstrated equipment obsolescence, in which case the MSCN shall be accomplished

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	8/53

without requiring the Buyer’s consent, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the acceptance of the MSCN within such reasonable period, the MSCN shall be deemed rejected by the Buyer and the corresponding modification shall not be accomplished.

2.2.2.2	In the event of the Seller revising the NEO Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2.1.2 above, such revision shall be performed by the Seller without the Buyer’s consent.

The Buyer shall have access to the details of any such changes through the relevant application in AirbusWorld.

2.2.2.3	The Seller is *****

2.3	NEO Propulsion Systems

The Airframe of the NEO Aircraft shall be equipped with a set of either two (2) CFM LEAP-X engines or two (2) Pratt & Whitney PW1100G engines, upon selection referred to respectively the “NEO Propulsion Systems”.

	Pratt & Whitney	CFM INTERNATIONAL
A319 NEO	PW1124G *****	LEAP-X 1A24 *****
A320 NEO	PW1127G *****	LEAP-X 1A26 *****
A321 NEO	PW1133G *****	LEAP-X 1A32 *****

*****

If the Buyer has not selected the NEO Propulsion Systems as of the date of this Amendment No.9, such choice shall be made *****

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2.4	Customization Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period following signature of the Amendment No.9, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the NEO Aircraft an SCN must be executed in order to integrate into the NEO Specification any items requested by the Buyer from the Seller’s catalogues of NEO Specification change options (the “Option Catalogues”).

The Seller shall provide the Buyer with the Customization Milestone chart ***** (with the most restrictive lead-time) needs to be executed.

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the NEO Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the NEO Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

UNQUOTE

3.	NEO AIRCRAFT PRICES

With respect to the NEO Aircraft only, the provisions contained in clauses 3.1 of the Agreement shall not apply and the following provisions shall apply in their place:

QUOTE

3.1	Price of NEO Aircraft

For each NEO Aircraft, the NEO Aircraft Basic Price shall be respectively the sum of:

i)	the NEO Airframe Basic Price as defined in Clause 3.1.1 below and

ii)	the NEO Propulsion Systems Basic Price as defined in Clause 3.1.2 below.

3.1.1	NEO Airframe Basic Price

The NEO Airframe Basic Price is the sum of:

(i)	the basic price of the Airframe as defined in the relevant NEO Standard Specification, including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment:

For the A319 NEO:	*****
(US Dollars *****)

For the A320 NEO:	USD *****
(US Dollars *****)

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For the A321 NEO:	USD *****
(US Dollars *****)

(ii)	the basic price of the preliminary SCN’s defined and listed in Appendices 1, 2 and 3 of Exhibit B2 to Amendment No.9:

For the A319 NEO:	USD *****
(US Dollars *****

For the A320 NEO:	USD *****
(US Dollars *****

For the A321 NEO:	USD *****
(US Dollars *****

(iii)	the basic price of the ***** for Sharklets for the A319 NEO, A320 NEO or A321 NEO:

USD *****
(US Dollars *****)

(iv)	the basic price of the ***** for the NEO Option:

For the A319 NEO:	USD *****
(US Dollars *****)

For the A320 NEO:	USD *****
(US Dollars *****)

For the A321 NEO:	USD *****
(US Dollars *****)

(v)	the basic price of the “*****”, if the Buyer selects CFM LEAP-X NEO Propulsion Systems for the A319 NEO, A320 NEO or A321 NEO:

USD *****
(US Dollars *****)

All respective NEO Airframe Basic Prices have been established in accordance with the ***** and corresponding to a theoretical delivery in January 2011 (the “Base Period”).

All respective NEO Airframe Basic Prices shall be revised up to the date of delivery of each respective NEO Aircraft in accordance with the Airframe Price Revision Formula set out in Part 1 of Exhibit A hereto.

3.1.2	NEO Propulsion Systems Basic Price

The basic price of the NEO Propulsion Systems (the “NEO Propulsion Systems Basic Price”) shall, depending on the Propulsion Systems selected by the Buyer, be as applicable pursuant to Clauses 3.1.2.1 or 3.1.2.2.

3.1.2.1	The base price of a set of two (2) CFM INTERNATIONAL Propulsion Systems

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LEAP-X 1A24:	USD *****	for A319 NEO

LEAP-X 1A26:	USD *****	for A320 NEO

LEAP-X 1A32:	USD *****	for A321 NEO

The NEO Propulsion Systems Basic Prices have been established in accordance with the delivery conditions prevailing in ***** have been computed from the Propulsion Systems Reference Price as set forth in Exhibit A Part 2 to this Amendment No.9. The Propulsion Systems Reference Price corresponds to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO Aircraft specification freeze.

3.1.2.2	The base price for a set of two (2) Pratt & Whitney Propulsion Systems is:

PW1124G:	USD *****	for A319 NEO

PW1127G:	USD *****	for A320 NEO

PW1133G:	USD *****	for A321 NEO

The NEO Propulsion Systems Basic Prices have been established in accordance with the delivery conditions prevailing in ***** have been computed from the Propulsion Systems Reference Price as set forth in Exhibit A Part 3 to this Amendment No.9. The Propulsion Systems Reference Price corresponds to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3 and may be revised to reflect thrust rating adjustments upon final NEO Aircraft specification freeze.

All respective NEO Propulsion Systems Basic Prices shall be revised up to the date of delivery of each respective NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula set out in Part 2 and Part 3 of Exhibit A hereto.

UNQUOTE

4.	NEO AIRCRAFT DELIVERY SCHEDULE

The NEO Aircraft shall have the ***** and shall be added to the delivery schedule (as set forth in Clause 9.1.1 of the Agreement as amended by Amendment No.8) in accordance with the following:

QUOTE

9.1.1	Delivery Schedule

Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months:

Aircraft Rank	Aircraft Type	Delivery Month /Quarter	Year

***** A320 NEO	***** 2017
***** A320 NEO	***** 2017

***** A320 NEO	***** 2018
***** A320 NEO	***** 2018

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***** A320 NEO	***** 2018
***** A320 NEO	***** 2018
***** A320 NEO	***** 2018
***** A320 NEO	***** 2018

***** A320 NEO	***** 2019
***** A320 NEO	***** 2019
***** A320 NEO	***** 2019
***** A320 NEO	***** 2019
***** A320 NEO	***** 2019
***** A320 NEO	***** 2019
***** A320 NEO	***** 2019
***** A320 NEO	***** 2019
***** A320 NEO	***** 2019
***** A320 NEO	***** 2019

***** A320 NEO	***** 2020
***** A320 NEO	***** 2020
***** A320 NEO	***** 2020
***** A320 NEO	***** 2020
***** A320 NEO	***** 2020
***** A320 NEO	***** 2020
***** A320 NEO	***** 2020
***** A320 NEO	***** 2020
***** A320 NEO	***** 2020
***** A320 NEO	***** 2020
***** A320 NEO	***** 2020
***** A320 NEO	***** 2020

Each of above ***** shall be, with respect to the corresponding NEO Aircraft, the “Scheduled Delivery Quarter”. The Seller shall notify the Buyer no later than ***** in respect of each such NEO Aircraft. Following such notification by the Seller, each of such scheduled delivery months shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

For the sole purpose of calculating the Predelivery Payments, *****.

The Seller shall give the Buyer at least ***** prior written notice of the anticipated delivery week in which the Aircraft shall be ready for Delivery. Thereafter the Seller shall notify the Buyer of any change in such delivery week necessitated by the conditions of manufacture or flight.

UNQUOTE

5.	NEO AGREEMENT AMENDMENTS

5.1	Predelivery Payments

Clause 5.3.4 of the Agreement shall not apply to the NEO Aircraft and the following provisions shall apply in its place:

QUOTE

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5.3.4

5.3.4.1

*****

5.3.4.2

***** USD ***** (US Dollars – *****)*****.

5.3.4.3

*****

5.3.4.4

*****

For the purpose of this Clause 5.3.4, the term Aircraft shall include any of the NEO Aircraft and the 2011 Incremental Aircraft (as the term is set forth in Amendment No.8).

UNQUOTE

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5.2	Non-Excusable Delay

Clause 11.1 through 11.3 of the Agreement shall not apply to the NEO Aircraft and is hereby replaced by the following:

QUOTE

11.1	Liquidated Damages

Should any of the NEO Aircraft not be Ready for Delivery to the Buyer ***** after the last day of the Scheduled Delivery Month (as varied by virtue of Clauses 2, 5, 7, 10) (the “NEO Delivery Period”) and such delay is not a result of an Excusable Delay or Total Loss (a “Non-Excusable Delay”), then the Buyer shall have the right to claim, and the Seller shall *****:

(i)	*****

*****

(ii)	*****

*****

(iii)	*****

*****

(iv)	*****

*****

(v)	*****

*****

The amount of such liquidated damages shall in no event exceed the following total amounts in respect of any one NEO Aircraft:

*****

The Buyer shall submit a claim in respect of such liquidated damages in writing to the Seller.

In respect of the NEO Aircraft having their Scheduled Delivery Month in the years 2019 and later,

(a)	the NEO Delivery Period ***** after the last day of the respective Scheduled Delivery Month and as varied by virtue of Clauses 2, 5, 7, 10 and the liquidated damages shall be payable on the date falling ***** after the last day of the Scheduled Delivery, and

(b)	*****

For the purpose of this Clause 5.2 and in the event of the scheduled delivery for the relevant NEO Aircraft quoted in Scheduled Delivery Quarter at the time of notification by the Seller of the occurrence of a Non-Excusable Delay as per above provisions, the term Scheduled Delivery Month herein, if applicable, *****.

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All amounts stated in this Clause 11.1 shall be:

(a)	flat amounts in respect of the NEO Aircraft having their Scheduled Delivery Month in the *****, and

(b)	quoted in ***** in respect of the NEO Aircraft having their Scheduled Delivery Month in the ***** and later and shall be revised up to the date of the initial Scheduled Delivery Month of each affected NEO Aircraft in accordance with the Airframe Price Revision Formula set out in Part 1 of Exhibit A of the Amendment No.9 as amended by Letter Agreement No.7 to the Amendment No.9.

The Airframe Price Revision Formula a set forth in Part 1 of Exhibit A hereto shall not be applicable for any period of Non-Excusable Delay falling directly after the NEO Delivery Period when revising any amount subject to revision by the Airframe Price Revision Formula.

11.2 Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling ***** after the NEO Delivery Period (the “Re-negotiation Period”), the Buyer shall have the right exercisable by written notice to the Seller given ***** after the expiration of the Re-negotiation Period to require from the Seller a re-negotiation of the Scheduled Delivery Month (or Scheduled Delivery Quarter as the case may be) for the affected NEO Aircraft. Unless otherwise agreed between the Seller and the Buyer during such re-negotiation, the re-negotiation shall not prejudice the Buyer’s right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

With respect to the NEO Aircraft having their Scheduled Delivery Month in the *****, the Re-negotiation Period *****.

11.3 Termination

If, as a result of Non-Excusable Delay, Delivery does not occur within ***** after the NEO Delivery Period (the “Termination Period”) and the parties have not re-negotiated the Delivery Date (or the Scheduled Delivery Month or Scheduled Delivery Quarter as the case may be) pursuant to Clause 11.2, the Buyer in its discretion and the Seller in the exercise of good faith shall have the right exercisable by written notice to the other party, given ***** after expiration of the Termination Period to terminate the Agreement in respect of the affected NEO Aircraft ***** and neither party shall have any claim against the other in respect of such non-delivery except that the Seller shall *****.

Such ***** payable pursuant to sub-Clause 11.1.

The Seller, *****.

With respect to the NEO Aircraft having their Scheduled Delivery Month in the *****, the Termination Period *****.

UNQUOTE

7.3.2.

Notwithstanding the provisions of sub-Clauses 7.3.1 (i) and (ii), if the Change in Law relates to the Propulsion Systems, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion Systems Manufacturer.

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UNQUOTE

5.3	Buyer Furnished Equipment

Clause 18.1.4 of the Agreement shall not apply to the NEO Aircraft and the following provisions shall apply in its place:

QUOTE

18.1.4

*****

UNQUOTE

5.4	Taxes

Clause 5.8 of the Agreement shall not apply to the NEO Aircraft and the following provisions shall apply in its place:

QUOTE

5.6 Taxes

5.6.1

*****

5.6.2

*****

5.6.3

The Buyer shall bear the costs of and pay any and all taxes, duties or similar charges of any nature arising in connection with this Agreement and not assumed by the Seller under Clause 5.6.2 including but not limited to any duties or taxes due upon or in relation to the importation or registration of the NEO Aircraft in Buyer’s country and/or any withholdings or deductions levied or required in Buyer’s country in respect of the payment to the Seller of any amount due by the Buyer under the Agreement.

UNQUOTE

6.	MISCELLANEOUS PROVISIONS

6.1	Effect of the Amendment

The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No.9 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No.9.

Both parties agree that this Amendment No.9 will constitute an integral, non-severable part of the Agreement and shall be governed by its provisions, except that if the Agreement and this Amendment No.9 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No.9 shall govern.

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Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement and its Exhibits.

6.2	Confidentiality

This Amendment No.9 is subject to the confidentiality provisions set forth in Clause 22.10 of the Agreement.

6.3	Law and Jurisdiction

This Amendment No.9 shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Amendment No.9 shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

6.4	Severability

In the event that any provision of this Amendment No.9 should for any reason be held ineffective, the remainder of this Amendment No.9 shall remain in full force and effect. To the extent permitted by applicable law, each Party hereby waives any provision of law which renders any provision of this Amendment No.9 prohibited or unenforceable in any respect. Any provisions of this Amendment No.9 which may prove to be or become illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Amendment No.9.

This Amendment No.9 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No.9 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

6.5	Validity

In order to be valid, this Amendment No.9 shall be executed together with Amendment No.8 as of the same date as the date hereof.

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IN WITNESS WHEREOF this Amendment No.9 was entered into the day and year first above written.

Agreed and accepted		Agreed and accepted

For and on behalf of		For and on behalf of
CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.		AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey

Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

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EXHIBIT A – PART 1 – AIRFRAME PRICE REVISION FORMULA

With respect to the NEO Aircraft only, the Airframe Price Revision Formula contained in Part 1 of Exhibit C of the Agreement is hereby cancelled and replaced by the following Airframe Price Revision Formula:

PART 1	AIRFRAME PRICE REVISION FORMULA

1	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	BASE PERIOD

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in ***** as defined by “ECIb” and “ICb” index values indicated hereafter.

3	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

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EXHIBIT A – PART 1 – AIRFRAME PRICE REVISION FORMULA

4	REVISION FORMULA

*****
*****
*****:	*****
*****	:	*****
*****	:	*****
*****	:	*****
*****	:	*****
*****	:	*****
*****	:	*****

5	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient ***** and ***** shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

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EXHIBIT A – PART 1 – AIRFRAME PRICE REVISION FORMULA

5.2	Substitution of Indexes for Airframe Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4	Limitation

*****

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EXHIBIT A – PART 2 AND PART 3 – NEO Propulsion Systems Price Revision Formula

With respect to the NEO Aircraft only, the Propulsion Systems Price Revision Formula contained in Part 2 and Part 3 of Exhibit C of the Agreement are hereby cancelled and replaced by the following Propulsion Systems Price Revision Formula:

PART 2	PROPULSION SYSTEMS PRICE REVISION FORMULA

CFM INTERNATIONAL

1	REFERENCE PRICE OF THE PROPULSION SYSTEMS

1.1	The Reference Price of a set of two (2) CFM INTERNATIONAL CFM LEAP-X1A24 Engines is:

*****

(US Dollars *****)

1.2	The Reference Price of a set of two (2) CFM INTERNATIONAL CFM LEAP-X1A26 Engines is:

*****

(US Dollars *****)

1.3	The Reference Price of a set of two (2) CFM INTERNATIONAL CFM LEAP-X1A32 Engines is:

USD *****

(US Dollars *****)

1.4	This above Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 of this Exhibit C.

2.	REFERENCE PERIOD

The Reference Price has been established in accordance with the ***** as defined by CFM INTERNATIONAL by the Reference Composite Price Index *****.

3.	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100, *****).

The quarterly value released for a certain month ***** shall be the one deemed to apply for the two preceding months.

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EXHIBIT A – PART 2 AND PART 3 – NEO Propulsion Systems Price Revision Formula

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4.	REVISION FORMULA

*****

*****

*****

*****

*****

*****

*****

*****

*****

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EXHIBIT A – PART 2 AND PART 3 – NEO Propulsion Systems Price Revision Formula

5.	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material index average (ICn) shall be rounded to the nearest second decimal place and the labor index average (ECIn) shall be rounded to the nearest first decimal place.

(ii)	CPIn shall be rounded to the nearest second decimal place.

(iii)	The final factor ***** shall be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of the Formula

Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to the month of Aircraft Delivery.

5.5	Limitation

Should the *****

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EXHIBIT A – PART 2 AND PART 3 – NEO Propulsion Systems Price Revision Formula

PART 3	PROPULSION SYSTEMS PRICE REVISION FORMULA

PRATT AND WHITNEY

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

1.1	The Reference Price of a set of two (2) PRATT AND WHITNEY PW1124G Engines is:

USD *****

(US Dollars *****)

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

1.2	The Reference Price of a set of two (2) PRATT AND WHITNEY PW1127G Engines is:

USD *****

(US Dollars *****)

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

1.3	The Reference Price of a set of two (2) PRATT AND WHITNEY PW1133G Engines is:

USD *****

(US Dollars *****)

The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2.	BASE PERIOD

The Reference Price has been established in accordance with the ***** and corresponding to a theoretical delivery in January 2010 as defined by “ECIb”, “ICb” and “C10b” index values indicated hereafter.

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EXHIBIT A – PART 2 AND PART 3 – NEO Propulsion Systems Price Revision Formula

3.	INDEXES

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer Price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100)

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15

Metal Index: “Metals and metal products” Code 10” (hereafter referred to as “C10”) as published in “PPI Detailed Report” (found in Table 6. “Producer Price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publications title and/or table). (Base 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU10

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EXHIBIT A – PART 2 AND PART 3 – NEO Propulsion Systems Price Revision Formula

4.	REVISION FORMULA

*****

*****

*****

*****

*****

*****

*****

*****

*****

*****

*****

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EXHIBIT A – PART 2 AND PART 3 – NEO Propulsion Systems Price Revision Formula

5.	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average, the Material Index average and the Metal Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient ***** shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals). The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index , the Material Index or the Metal Index, as used in the Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index, such Material Index or such Metal Index, or

(iii)	the data samples used to calculate such Labor Index, such Material Index, or such Metal Index are substantially changed;

Pratt and Whitney shall select a substitute index for inclusion in the Price Revision Formula (the “Substitute Index”) and the Seller shall reflect such Substitute Index.

The Substitute Index shall reflect as closely as possible the actual variance of the labor costs, of the material costs or of the metal costs used in the calculation of the original Labor Index, Material Index or Metal Index, as the case may be.

As a result of the selection of the Substitute Index, an appropriate adjustment to the Price Revision Formula shall be performed, to combine the successive utilization of the original Labor Index, Material Index or Metal Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the adjusted Reference Price as revised at Aircraft Delivery (or payment of such revised amounts, as the case may be) shall be respectively made after Delivery (or payment of such adjusted amounts, as the case may be) for any subsequent changes in the published Index values.

5.4	Limitation

Should the sum of *****.

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EXHIBIT B1 – STANDARD SPECIFICATION

With respect to the NEO Aircraft only, the Standard Specifications contained in Exhibit A of the Agreement as amended are hereby cancelled and replaced by the following Standard Specifications:

A319-100 standard specification document number ***** contained in a separate folder.

A320-200 standard specification document number ***** contained in a separate folder.

A321-200 standard specification document number ***** contained in a separate folder.

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	30/53

EXHIBIT B2 – SCN LISTS

With respect to the NEO Aircraft only, the SCN lists contained in Appendix 1.1 through 1.3 to Exhibit A of the Agreement as amended are hereby cancelled and replaced by the following SCN lists:

Appendix 1: A319 NEO SCN List

A319-100 STANDARD SPECIFICATION Ref. *****

All prices are in USD at Delivery Conditions specified on each column

NB: Certain options from the currently available catalogues and contained below may not be applicable and/or certified for NEO Aircraft

EPAC TDU	Title	A319 Price per a/c USD D.C 01/2011	Comments
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.12. *****	*****	*****	*****
CN02.40. *****	*****	*****	*****
CN02.40. *****	*****	*****	*****
CN11.00. *****	*****	*****	*****
CN11.00. *****	*****	*****	*****
CN11.00. *****	*****	*****	*****
CN11.00. *****	*****	*****	*****
CN11.20. *****	*****	*****	*****
CN11.20. *****	*****	*****	*****
CN11.20. *****	*****	*****	*****
CN11.20. *****	*****	*****	*****
CN11.20. *****	*****	*****	*****
CN11.20. *****	*****	*****	*****
CN11.21. *****	*****	*****	*****
CN11.22. *****	*****	*****	*****
CN11.22. *****	*****	*****	*****
CN11.30. *****	*****	*****	*****
CN11.30. *****	*****	*****	*****
CN11.30. *****	*****	*****	*****
CN11.30. *****	*****	*****	*****
CN11.30. *****	*****	*****	*****
CN11.30. *****	*****	*****	*****
CN21.27. *****	*****	*****	*****
CN21.70. *****	*****	*****	*****
CN22.00. *****	*****	*****	*****

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	31/53

EXHIBIT B2 – SCN LISTS

CN22.70. *****	*****	*****	*****
CN23.00. *****	*****	*****	*****
CN23.11. *****	*****	*****	*****
CN23.13. *****	*****	*****	*****
CN23.50. *****	*****	*****	*****
CN23.51. *****	*****	*****	*****
CN23.71. *****	*****	*****	*****
CN23.71. *****	*****	*****	*****
CN23.71. *****	*****	*****	*****
*****	*****	*****	*****
CN25.20. *****	*****	*****	*****
CN25.23. *****	*****	*****	*****
CN25.23. *****	*****	*****	*****
CN25.23. *****	*****	*****	*****
CN25.23. *****	*****	*****	*****
CN25.26. *****	*****	*****	*****
CN25.27. *****	*****	*****	*****
CN25.28. *****	*****	*****	*****
CN25.28. *****	*****	*****	*****
CN25.35. *****	*****	*****	*****
CN25.35. *****	*****	*****	*****
CN25.35. *****	*****	*****	*****
CN25.45. *****	*****	*****	*****
CN25.62. *****	*****	*****	*****
CN25.65. *****	*****	*****	*****
CN25.65. *****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
	*****	*****	*****
CN29.10. *****	*****	*****	*****
CN29.21. *****	*****	*****	*****
CN31.33. *****	*****	*****	*****
CN31.33. *****	*****	*****	*****
CN31.33. *****	*****	*****	*****
CN32.40. *****	*****	*****	*****
CN32.41. *****	*****	*****	*****
CN32.41. *****	*****	*****	*****
CN32.48. *****	*****	*****	*****
CN33.12. *****	*****	*****	*****
CN33.20. *****	*****	*****	*****
CN33.50. *****	*****	*****	*****
CN34.10. *****	*****	*****	*****
CN34.13. *****	*****	*****	*****
CN34.41. *****	*****	*****	*****
CN34.42. *****	*****	*****	*****
CN34.42. *****	*****	*****	*****
CN34.43*****	*****	*****	*****
CN34.48. *****	*****	*****	*****
CN35.20. *****	*****	*****	*****
CN35.31. *****	*****	*****	*****
CN38.41. *****	*****	*****	*****
CN46.21. *****	*****	*****	*****
CN49.00. *****	*****	*****	*****

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	32/53

EXHIBIT B2 – SCN LISTS

CN51.22. *****	*****	*****	*****
CN51.22. *****	*****	*****	*****
CN51.22. *****	*****	*****	*****
CN52.51. *****	*****	*****	*****
CN55.30. *****	*****	*****	*****
CN56.10. *****	*****	*****	*****
CN56.10. *****	*****	*****	*****
CN56.21. *****	*****	*****	*****
CN57.40. *****	*****	*****	*****
CN72.00. *****	*****	*****	*****
	*****	*****	*****

Subject to certification, ***** shall be selectable by the Buyer for the optional incorporation into the Specification by means of chargeable SCN. The applicable price of such SCN shall be *****USD *****.

In addition, the Seller has presented to the Buyer the ***** which mainly consists of an *****. The Buyer has shown interest for this option but acknowledges that it is not yet available by the Seller as of the effective date. However, if the ***** becomes available on any of the Aircraft, the Seller undertakes to promptly notify the Buyer, and within a reasonable timeframe submit a commercial proposal to the Buyer. In consideration for the execution of this Amendment, the Seller shall *****. It is understood that the Buyer shall reserve the right to accept or reject the offer made by the Seller by means of the formal acceptance of the then presented SCN.

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	33/53

EXHIBIT B2 – SCN LISTS

Appendix 2: A320 NEO SCN List

A320-200 STANDARD SPECIFICATION Ref. Issue 8.0

All prices are in USD at Delivery Conditions specified on each column

NB: Certain options from the currently available catalogues and contained below may not be applicable and/or certified for NEO Aircraft

EPAC TDU	Title	A320 Price per a/c ***** *****	Comments
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.12. *****	*****	*****	*****
CN02.40. *****	*****	*****	*****
CN02.40. *****	*****	*****	*****
CN11.00. *****	*****	*****	*****
CN11.00. *****	*****	*****	*****
CN11.00. *****	*****	*****	*****
CN11.00. *****	*****	*****	*****
CN11.20. *****	*****	*****	*****
CN11.20. *****	*****	*****	*****
CN11.20. *****	*****	*****	*****
CN11.20. *****	*****	*****	*****
CN11.20. *****	*****	*****	*****
CN11.20. *****	*****	*****	*****
CN11.21. *****	*****	*****	*****
CN11.22. *****	*****	*****	*****
CN11.22. *****	*****	*****	*****
CN11.30. *****	*****	*****	*****
CN11.30. *****	*****	*****	*****
CN11.30. *****	*****	*****	*****
CN11.30. *****	*****	*****	*****
CN11.30. *****	*****	*****	*****
CN11.30. *****	*****	*****	*****
CN21.27. *****	*****	*****	*****
CN21.70. *****	*****	*****	*****
CN22.00. *****	*****	*****	*****
CN22.70. *****	*****	*****	*****
CN23.00. *****	*****	*****	*****
CN23.11. *****	*****	*****	*****

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	34/53

EXHIBIT B2 – SCN LISTS

CN23.13. *****	*****	*****	*****
CN23.50. *****	*****	*****	*****
CN23.51. *****	*****	*****	*****
CN23.71. *****	*****	*****	*****
CN23.71. *****	*****	*****	*****
CN23.71. *****	*****	*****	*****
*****	*****	*****	*****
CN25.20. *****	*****	*****	*****
CN25.23. *****	*****	*****	*****
CN25.23. *****	*****	*****	*****
CN25.23. *****	*****	*****	*****
CN25.23. *****	*****	*****	*****
CN25.26. *****	*****	*****	*****
CN25.28. *****	*****	*****	*****
CN25.28. *****	*****	*****	*****
CN25.35. *****	*****	*****	*****
CN25.35. *****	*****	*****	*****
CN25.35. *****	*****	*****	*****
CN25.45. *****	*****	*****	*****
CN25.62. *****	*****	*****	*****
CN25.65. *****	*****	*****	*****
CN25.65. *****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
	*****	*****	*****
CN29.10. *****	*****	*****	*****
CN29.21. *****	*****	*****	*****
CN31.33. *****	*****	*****	*****
CN31.33. *****	*****	*****	*****
CN31.33. *****	*****	*****	*****
CN32.40. *****	*****	*****	*****
CN32.41. *****	*****	*****	*****
CN32.41. *****	*****	*****	*****
CN32.48. *****	*****	*****	*****
CN33.12. *****	*****	*****	*****
CN33.20. *****	*****	*****	*****
CN33.50. *****	*****	*****	*****
CN34.10. *****	*****	*****	*****
CN34.13. *****	*****	*****	*****
CN34.41. *****	*****	*****	*****
CN34.42. *****	*****	*****	*****
CN34.42. *****	*****	*****	*****
CN34.43. *****	*****	*****	*****
CN34.48. *****	*****	*****	*****
CN35.20. *****	*****	*****	*****
CN35.31. *****	*****	*****	*****
CN38.41. *****	*****	*****	*****
CN46.21. *****	*****	*****	*****
CN49.00. *****	*****	*****	*****
CN51.22. *****	*****	*****	*****
CN51.22. *****	*****	*****	*****
CN51.22. *****	*****	*****	*****
CN52.51. *****	*****	*****	*****

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	35/53

EXHIBIT B2 – SCN LISTS

CN55.30. *****	*****	*****	*****
CN56.10. *****	*****	*****	*****
CN56.10. *****	*****	*****	*****
CN56.21. *****	*****	*****	*****
CN57.40. *****	*****	*****	*****
CN72.00. *****	*****	*****	*****
	*****	*****	*****

Subject to certification, the ***** shall be selectable by the Buyer for the optional incorporation into the Specification by means of chargeable SCN. The applicable price of such SCN shall be ***** USD *****.

In addition, the Seller has presented to the Buyer the ***** which mainly consists of *****. The Buyer has shown interest for this option but acknowledges that it is not yet available by the Seller as of the effective date. However, if the ***** becomes available on any of the Aircraft, the Seller undertakes to promptly notify the Buyer, and within a reasonable timeframe submit a commercial proposal to the Buyer. In consideration for the execution of this Amendment, the Seller shall *****. It is understood that the Buyer shall reserve the right to accept or reject the offer made by the Seller by means of the formal acceptance of the then presented SCN.

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	36/53

EXHIBIT B2 – SCN LISTS

Appendix 3: A321 NEO SCN List

A321-200 STANDARD SPECIFICATION Ref. Issue 5.0

All prices are in USD at Delivery Conditions specified on each column

NB: Certain options from the currently available catalogues and contained below may not be applicable and/or certified for NEO Aircraft

EPAC TDU	Title	A321 Price per a/c USD D.C 01/2011	Comments
57-00	*****	*****	*****
57-00	*****	*****	*****
72-00	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.10. *****	*****	*****	*****
CN02.12. *****	*****	*****
CN02.40. *****	*****	*****
CN02.40. *****	*****	*****
CN11.00. *****	*****	*****
CN11.00. *****	*****	*****
CN11.00. *****	*****	*****
CN11.00. *****	*****	*****
CN11.20. *****	*****	*****
CN11.20. *****	*****	*****
CN11.20. *****	*****	*****
CN11.20. *****	*****	*****
CN11.20. *****	*****	*****
CN11.20. *****	*****	*****
CN11.21. *****	*****	*****
CN11.22. *****	*****	*****
CN11.22. *****	*****	*****
CN11.30. *****	*****	*****
CN11.30. *****	*****	*****	*****
CN11.30. *****	*****	*****
CN11.30. *****	*****	*****
CN11.30. *****	*****	*****
CN11.30. *****	*****	*****
CN21.27. *****	*****	*****	*****
CN21.70. *****	*****	*****	*****
CN22.00. *****	*****	*****	*****
CN22.70. *****	*****	*****	*****
CN23.00. *****	*****	*****	*****
CN23.11. *****	*****	*****	*****

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	37/53

EXHIBIT B2 – SCN LISTS

CN23.13. *****	*****	*****	*****
CN23.50. *****	*****	*****	*****
CN23.51. *****	*****	*****	*****
CN23.71. *****	*****	*****	*****
CN23.71. *****	*****	*****
CN23.71. *****	*****	*****
*****	*****	*****	*****
CN25.20. *****	*****	*****
CN25.23. *****	*****	*****	*****
CN25.23. *****	*****	*****
CN25.23. *****	*****	*****
CN25.23. *****	*****	*****
CN25.26. *****	*****	*****
CN25.28. *****	*****	*****
CN25.28. *****	*****	*****
CN25.35. *****	*****	*****	*****
CN25.35. *****	*****	*****
CN25.35. *****	*****	*****
CN25.45. *****	*****	*****
CN25.62. *****	*****	*****
CN25.65. *****	*****	*****	*****
CN25.65. *****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
	*****	*****	*****
CN29.10. *****	*****	*****	*****
CN29.21. *****	*****	*****	*****
CN31.33. *****	*****	*****	*****
CN31.33. *****	*****	*****	*****
CN31.33. *****	*****	*****
CN32.40. *****	*****	*****	*****
CN32.41. *****	*****	*****	*****
CN32.41. *****	*****	*****	*****
CN32.48. *****	*****	*****
CN33.12. *****	*****	*****
CN33.20. *****	*****	*****
CN33.50. *****	*****	*****
CN34.10. *****	*****	*****
CN34.13. *****	*****	*****	*****
CN34.41. *****	*****	*****
CN34.42. *****	*****	*****
CN34.42. *****	*****	*****
CN34.43. *****	*****	*****	*****
CN34.48. *****	*****	*****	*****
CN35.20. *****	*****	*****	*****
CN35.31. *****	*****	*****	*****
CN38.41. *****	*****	*****
CN46.21. *****	*****	*****
CN49.00.105/06	*****	*****	*****
CN51.22. *****	*****	*****
CN51.22. *****	*****	*****
CN51.22. *****	*****	*****
CN52.51. *****	*****	*****

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	38/53

EXHIBIT B2 – SCN LISTS

CN55.30. *****	*****	*****
CN56.10. *****	*****	*****	*****
CN56.10. *****	*****	*****	*****
CN56.21. *****	*****	*****
CN57.40. *****	*****	*****	*****
CN72.00. *****	*****	*****	*****
	***** *****	*****	***** *****

Subject to certification, the ***** shall be selectable by the Buyer for the optional incorporation into the Specification by means of chargeable SCN. The applicable price of such SCN shall be ***** USD *****.

In addition, the Seller has presented to the Buyer the ***** which mainly consists of *****. The Buyer has shown interest for this option but acknowledges that it is not yet available by the Seller as of the effective date. However, if the ‘space flex’ option becomes available on any of the Aircraft, the Seller undertakes to promptly notify the Buyer, and within a reasonable timeframe submit a commercial proposal to the Buyer. In consideration for the execution of this Amendment, *****. It is understood that the Buyer shall reserve the right to accept or reject the offer made by the Seller by means of the formal acceptance of the then presented SCN.

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	39/53

EXHIBIT B3 – CABIN LAYOUTS

Appendix 1: A319 NEO Cabin layout

*****

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	40/53

EXHIBIT B3 – CABIN LAYOUTS

Appendix 2: A320 NEO Cabin layout

*****

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	41/53

EXHIBIT B3 – CABIN LAYOUTS

Appendix 3: A321 NEO Cabin layout

*****

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	42/53

EXHIBIT B4 – FORM OF MSCN

FORM OF MSCN

VOI A320 Family PA - AMDT 9 – Ref. D11032737 - December 2011	43/53

For
MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	MSCN Number Issue Dated Page

Title:

Description:

Effect on weight
Manufacturer’s Weight Empty Change:
Operational Weight Empty Change:
Allowable Payload Change

Remarks / References

Remarks / References

Specification changed by this MSCN

Price per aircraft
US DOLLARS:
AT DELIVERY CONDITIONS:

This change will be effective on AIRCRAFT N° and subsequent.
Provided MSCN is not rejected by

Buyer Approval	Seller Approval

By:	By:

Date:	Date:

For
MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	MSCN Number Issue Dated Page

Specification repercussion:

For
MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	MSCN Number Issue Dated Page

Scope of change (FOR INFORMATION ONLY)

LETTER AGREEMENT No.1 TO AMENDMENT No.9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : ***** – NEO AIRCRAFT

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.9 (the “Amendment No.9”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft as described in the Amendment No.9. The Purchase Agreement as amended together with the Amendment No.9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No.9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No.9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 9 LA01 – Ref. D11032737 - December 2011

- Letter Agreement N°1 -Page 1/5

LETTER AGREEMENT No.1 TO AMENDMENT No.9

This Letter Agreement is applicable to the NEO Aircraft only and supersedes and replaces the original Letter Agreement No.1 to the Agreement to the extent relating to the NEO Aircraft.

1	Airframe *****

The Seller shall grant the *****:

USD	*****	for A319 NEO
USD	*****	for A320 NEO
USD	*****	for A321 NEO

The Airframe *****.

The Airframe ***** in US Dollars quoted in *****.

2	*****

The Seller shall *****:

USD        *****

The *****.

The ***** quoted in January 2011 delivery *****.

3	Extended *****

The Seller shall *****:

USD	*****	for A319 NEO
USD	*****	for A320 NEO
USD	*****	for A321 NEO

The Extended *****.

The Extended *****.

4	*****

The Seller shall *****:

USD        *****

The *****.

The *****.

A320FAM PA – VOI – AMDT 9 LA01 – Ref. D11032737 - December 2011

- Letter Agreement N°1 -Page 2/5

LETTER AGREEMENT No.1 TO AMENDMENT No.9

5	*****

the Seller shall *****:

USD	1,138,000	for A319 NEO delivered with *****
USD	618,100	for A320 NEO delivered with *****
USD	608,500	for A321 NEO delivered with *****

The *****.

The *****.

6	*****

For any NEO Aircraft, *****:

USD	*****	for A319 NEO
USD	*****	for A320 NEO
USD	*****	for A321 NEO

The *****.

The *****.

7	*****

the Seller shall *****:

USD	*****	for A319 NEO
USD	*****	for A320 NEO
USD	*****	for A321 NEO

The *****.

The *****.

8	*****

*****

USD        *****

The *****.

9	*****

The Seller shall *****:

USD        *****

The *****.

A320FAM PA – VOI – AMDT 9 LA01 – Ref. D11032737 - December 2011

- Letter Agreement N°1 -Page 3/5

LETTER AGREEMENT No.1 TO AMENDMENT No.9

11	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

12	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

13	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

14	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

15	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 9 LA01 – Ref. D11032737 - December 2011

- Letter Agreement N°1 -Page 4/5

LETTER AGREEMENT No.1 TO AMENDMENT No.9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted			Agreed and accepted

For and on behalf of			For and on behalf of
CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.			AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey

Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 9 LA01 – Ref. D11032737 - December 2011

- Letter Agreement N°1 -Page 5/5

LETTER AGREEMENT No.3 TO AMENDMENT No.9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : ***** – NEO AIRCRAFT

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.9 (the “Amendment No.9”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No.9. The Purchase Agreement as amended together with the Amendment No.9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No.9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No.9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 9 LA03 – Ref. D11032737 - December 2011

- Letter Agreement N°3 -Page 1/4

LETTER AGREEMENT No.3 TO AMENDMENT No.9

This Letter Agreement No.3 is applicable to the NEO Aircraft only and supersedes and replaces the original Letter Agreement No.3 to the Agreement to the extent relating to the NEO Aircraft.

1	NEO *****

The Buyer shall have the *****.

*****

Following the *****.

The *****set forth in Clause 1.2 of Letter Agreement No.7 to Amendment No.9 shall be amended whereby the *****.

The Predelivery Payments *****.

2	NEO Delivery *****

2.1 Scope

The NEO Aircraft delivery schedule set forth in Clause 4 of Amendment No.9 is based on the Seller’s current production and certification projections prevailing at time of execution of Amendment No.9 by both parties for the New Engine Option industrialization and *****:

*****

2.2	*****

2.2.1	In accordance with the provisions of clause 2.1 above, the Seller shall be entitled, subject to Clause 2.2.2 below, *****.

2.2.2	Any exercise by the Seller *****.

Notwithstanding the foregoing and any other rights of the Seller under the Agreement as amended, *****.

2.2.3	The Buyer and the Seller shall execute an amendment to the Agreement recording the effect of the *****.

*****

3	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

A320FAM PA – VOI – AMDT 9 LA03 – Ref. D11032737 - December 2011

- Letter Agreement N°3 -Page 2/4

LETTER AGREEMENT No.3 TO AMENDMENT No.9

2	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

3	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

4	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

5	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 9 LA03 – Ref. D11032737 - December 2011

- Letter Agreement N°3 -Page 3/4

LETTER AGREEMENT No.3 TO AMENDMENT No.9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted			Agreed and accepted

For and on behalf of			For and on behalf of
CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.			AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey

Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 9 LA03 – Ref. D11032737 - December 2011

- Letter Agreement N°3 -Page 4/4

LETTER AGREEMENT No.4 TO AMENDMENT No.9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : ***** – NEO AIRCRAFT

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.9 (the “Amendment No.9”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No.9. The Purchase Agreement as amended together with the Amendment No.9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No.9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No.9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 9 LA04 – Ref. D11032737 - December 2011

- Letter Agreement N°4 - Page 1/4

LETTER AGREEMENT No.4 TO AMENDMENT No.9

This Letter Agreement No.4 is applicable to the NEO Aircraft only and supersedes and replaces the original Letter Agreement No.4 to the Agreement to the extent relating to the NEO Aircraft.

1	NEO *****

The Buyer shall have the right to *****:

(a) ***** of the NEO Aircraft having their *****

(b) any of the NEO Aircraft having their *****

(the “NEO *****”).

The NEO *****.

*****

*****

*****

*****

A320FAM PA – VOI – AMDT 9 LA04 – Ref. D11032737 - December 2011

- Letter Agreement N°4 - Page 2/4

LETTER AGREEMENT No.4 TO AMENDMENT No.9

2	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

5	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

6	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 9 LA04 – Ref. D11032737 - December 2011

- Letter Agreement N°4 - Page 3/4

LETTER AGREEMENT No.4 TO AMENDMENT No.9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted			Agreed and accepted

For and on behalf of			For and on behalf of
CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.			AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey

Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 9 LA04 – Ref. D11032737 - December 2011

- Letter Agreement N°4 - Page 4/4

LETTER AGREEMENT No.5A TO AMENDMENT No.9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : A319NEO PERFORMANCES GUARANTEES (CFM engines)

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.9 (the “Amendment No.9”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft as described in the Amendment No.9. The Purchase Agreement as amended together with the Amendment No.9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No.9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No.9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 9 LA05A – Ref. D11032737 - December 2011

- Letter Agreement N°5A – A319 NEO CFM -Page 1/4

LETTER AGREEMENT No.5A TO AMENDMENT No.9

This Letter Agreement No. 5A is applicable to the NEO Aircraft only and cancels and replaces the original Letter Agreement No.5A to the Agreement to the extent relating to the NEO Aircraft.

1	In consideration of the development status of the NEO Aircraft at time of execution of Amendment No.9, the Seller shall provide the Buyer with performance guarantees for the A319 NEO until *****.

A320FAM PA – VOI – AMDT 9 LA05A – Ref. D11032737 - December 2011

- Letter Agreement N°5A – A319 NEO CFM -Page 2/4

LETTER AGREEMENT No.5A TO AMENDMENT No.9

2	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

5	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

6	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

A320FAM PA – VOI – AMDT 9 LA05A – Ref. D11032737 - December 2011

- Letter Agreement N°5A – A319 NEO CFM -Page 3/4

LETTER AGREEMENT No.5A TO AMENDMENT No.9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted			Agreed and accepted

For and on behalf of			For and on behalf of
CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.			AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey

Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 9 LA05A – Ref. D11032737 - December 2011

- Letter Agreement N°5A – A319 NEO CFM -Page 4/4

LETTER AGREEMENT No.5B TO AMENDMENT No.9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : A319NEO PERFORMANCES GUARANTEES (PW engines)

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.9 (the “Amendment No.9”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft as described in the Amendment No.9. The Purchase Agreement as amended together with the Amendment No.9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No.9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No.9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 9 LA05B – Ref. D11032737 - December 2011

- Letter Agreement N°5B – A319 NEO PW -Page 1/7

LETTER AGREEMENT No.5B TO AMENDMENT No.9

This Letter Agreement No. 5B is applicable to the NEO Aircraft only and cancels and replaces the original Letter Agreement No.5A to the Agreement to the extent relating to the NEO Aircraft.

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A319NEO Aircraft as described in the Standard Specification Ref. ***** and amended by Specification Change Notices (SCN) for:

i)	New Engine Option (NEO) aircraft configuration including Sharklets

ii)	increase of the design weights as follows:

Maximum Take-off Weight to *****

Maximum Landing Weight to *****

Maximum Zero Fuel Weight to *****

iii)	installation of Pratt and Whitney PW 1124G engines

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	Take-off

Under the following airport conditions (assumed representative of ***** runway *****):

*****

the FAR certified take-off weight shall be not less than *****.

2.2	*****

2.2.1	*****

2.2.1.1	When carrying a ***** (representing ***** at ***** each) *****.

2.2.1.2	The departure and destination airport conditions are such as to allow the required takeoff weight and landing weight to be used without restriction. Pressure altitude at departure and destination airport is *****.

2.2.1.3	Allowances of *****.

2.2.1.4	***** the destination airport are conducted in *****. Climb and descent speeds below *****.

2.2.1.5	Allowances of ***** of time are included for approach and land at the destination airport.

2.2.1.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.1.4 above.

A320FAM PA – VOI – AMDT 9 LA05B – Ref. D11032737 - December 2011

- Letter Agreement N°5B – A319 NEO PW -Page 2/7

LETTER AGREEMENT No.5B TO AMENDMENT No.9

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.1.3, 2.2.1.4 and 2.2.1.5 above.

2.2.1.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.2	*****

2.2.2.1	The Aircraft will be capable to carry ***** when operated under the conditions defined below.

2.2.2.2	The departure airport conditions (assumed representative of ***** runway *****) are as follows:

*****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****.

2.2.2.3	Allowances of *****.

2.2.2.4	***** the destination airport are conducted in *****. Climb and descent speeds below *****.

The ***** these climb, cruise and descent phases shall be *****.

2.2.2.5	Allowances of *****.

2.2.2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.2.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.2.3, 2.2.2.4 and 2.2.2.5 above.

2.2.2.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.3	*****

3	EXTERIOR NOISE CERTIFICATION

The A319NEO powered by PW 1124G engines for ***** shall be certified in accordance with the requirements of ***** of ICAO Annex 16, Volume I, with a ***** EPNdB.

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

4	MANUFACTURER’S *****

The Seller guarantees that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be ***** Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 7.2 below, shall not be more than a guaranteed value of *****.

A320FAM PA – VOI – AMDT 9 LA05B – Ref. D11032737 - December 2011

- Letter Agreement N°5B – A319 NEO PW -Page 3/7

LETTER AGREEMENT No.5B TO AMENDMENT No.9

5	GUARANTEE CONDITIONS

5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of ***** provide the best results will be assumed.

5.3	When establishing *****.

5.4	***** in Section 21-30.31 of the Specification. *****

5.5	The engines will be operated using *****.

5.6	Where applicable, *****.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees ***** (or more, at the Seller’s discretion) A319NEO aircraft of the same ***** purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

6.5	*****

6.6	The approved aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

6.7	The Seller undertakes to furnish the Buyer with a report or reports *****.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

A320FAM PA – VOI – AMDT 9 LA05B – Ref. D11032737 - December 2011

- Letter Agreement N°5B – A319 NEO PW -Page 4/7

LETTER AGREEMENT No.5B TO AMENDMENT No.9

7.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of :

a)	Any further configuration change which is the subject of a SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

*****

9	UNDERTAKING *****

Should the Aircraft fail to meet any of the Guarantees the Seller will *****.

9.1	Should the Seller *****:

9.1.1	*****

9.1.2	*****

9.1.3	*****

9.2	In the event the Seller develops and makes available ***** mentioned above the *****.

9.3	The Seller’s *****.

10	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

11	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

12	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

A320FAM PA – VOI – AMDT 9 LA05B – Ref. D11032737 - December 2011

- Letter Agreement N°5B – A319 NEO PW -Page 5/7

LETTER AGREEMENT No.5B TO AMENDMENT No.9

13	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

14	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 9 LA05B – Ref. D11032737 - December 2011

- Letter Agreement N°5B – A319 NEO PW -Page 6/7

LETTER AGREEMENT No.5B TO AMENDMENT No.9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted			Agreed and accepted

For and on behalf of			For and on behalf of
CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.			AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey

Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 9 LA05B – Ref. D11032737 - December 2011

- Letter Agreement N°5B – A319 NEO PW -Page 7/7

LETTER AGREEMENT No.5C TO AMENDMENT No.9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : A320NEO PERFORMANCES GUARANTEES (CFM engines)

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.9 (the “Amendment No.9”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft as described in the Amendment No.9. The Purchase Agreement as amended together with the Amendment No.9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No.9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No.9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 9 LA05C – Ref. D11032737 - December 2011

- Letter Agreement N°5C – A320 NEO CFM -Page 1/7

LETTER AGREEMENT No.5C TO AMENDMENT No.9

This Letter Agreement No.5C is applicable to the NEO Aircraft only and cancels and replaces the original Letter Agreement No.5B to the Agreement to the extent relating to the NEO Aircraft.

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A320NEO Aircraft as described in the Standard Specification Ref. ***** and amended by Specification Change Notices (SCN) for:

i)	New Engine Option (NEO) aircraft configuration including Sharklets

ii)	increase of the design weights as follows:

Maximum Take-off Weight to *****

Maximum Landing Weight to *****

Maximum Zero Fuel Weight to *****

iii)	installation of CFM International CFM LEAP-X1A26 engines

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	Take-off

Under the following airport conditions (assumed representative of ***** runway *****):

*****

the FAR certified take-off weight shall be not less than *****.

2.2	*****

2.2.1	*****

2.2.1.1	When carrying a ***** (representing ***** at ***** each) ***** the Aircraft shall *****.

2.2.1.2	The departure and destination airport conditions are such as to allow the required takeoff weight and landing weight to be used without restriction. Pressure altitude at departure and destination airport is *****.

2.2.1.3	Allowances of *****.

2.2.1.4	*****the destination airport are conducted in *****. Climb and descent speeds below *****.

2.2.1.5	Allowances of *****.

2.2.1.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.1.4 above.

A320FAM PA – VOI – AMDT 9 LA05C – Ref. D11032737 - December 2011

- Letter Agreement N°5C – A320 NEO CFM -Page 2/7

LETTER AGREEMENT No.5C TO AMENDMENT No.9

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.1.3, 2.2.1.4 and 2.2.1.5 above.

2.2.1.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.2	*****

2.2.2.1	The Aircraft will be capable to carry a ***** when operated under the conditions defined below.

2.2.2.2	The departure airport conditions (assumed representative of ***** runway *****) are as follows:

*****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****.

2.2.2.3	Allowances of *****.

2.2.2.4	***** airport are conducted in *****. Climb and descent speeds below *****.

The ***** these climb, cruise and descent phases shall be *****

2.2.2.5	Allowances of *****.

2.2.2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.2.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.2.3, 2.2.2.4 and 2.2.2.5 above.

2.2.2.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.3	*****

3	EXTERIOR NOISE CERTIFICATION

The A320NEO powered by CFM LEAP-X1A26 engines for ***** shall be certified in accordance with the requirements of ***** of ICAO Annex 16, Volume I, with a *****.

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

A320FAM PA – VOI – AMDT 9 LA05C – Ref. D11032737 - December 2011

- Letter Agreement N°5C – A320 NEO CFM -Page 3/7

LETTER AGREEMENT No.5C TO AMENDMENT No.9

4	MANUFACTURER’S *****

The Seller guarantees that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be ***** according to Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 7.2 below, shall not be more than a guaranteed value of *****.

5	GUARANTEE CONDITIONS

5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of ***** provide the best results will be assumed.

5.3	When establishing *****.

5.4	***** as defined in Section 21-30.31 of the Specification. *****

5.5	The engines will be operated using *****.

5.6	Where applicable, *****.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees ***** (or more, at the Seller’s discretion) A320NEO aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

6.5	*****

6.6	The approved aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

6.7	The Seller undertakes to furnish the Buyer with a report or reports *****.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to

A320FAM PA – VOI – AMDT 9 LA05C – Ref. D11032737 - December 2011

- Letter Agreement N°5C – A320 NEO CFM -Page 4/7

LETTER AGREEMENT No.5C TO AMENDMENT No.9

the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of :

a)	Any further configuration change which is the subject of a SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

*****

9	UNDERTAKING *****

Should the Aircraft fail to meet any of the Guarantees the Seller will use *****.

9.1	Should the Seller *****:

9.1.1	*****

9.1.2	*****

9.1.3	*****

9.2	In the event the Seller develops and makes available ***** mentioned above *****.

9.3	The Seller’s *****.

10	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

11	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

A320FAM PA – VOI – AMDT 9 LA05C – Ref. D11032737 - December 2011

- Letter Agreement N°5C – A320 NEO CFM -Page 5/7

LETTER AGREEMENT No.5C TO AMENDMENT No.9

12	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

13	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

14	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

A320FAM PA – VOI – AMDT 9 LA05C – Ref. D11032737 - December 2011

- Letter Agreement N°5C – A320 NEO CFM -Page 6/7

LETTER AGREEMENT No.5C TO AMENDMENT No.9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted			Agreed and accepted

For and on behalf of			For and on behalf of
CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.			AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey

Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 9 LA05C – Ref. D11032737 - December 2011

- Letter Agreement N°5C – A320 NEO CFM -Page 7/7

LETTER AGREEMENT No.5D TO AMENDMENT No.9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : A320NEO PERFORMANCES GUARANTEES (PW engines)

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.9 (the “Amendment No.9”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft as described in the Amendment No.9. The Purchase Agreement as amended together with the Amendment No.9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No.9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No.9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 9 LA05D – Ref. D11032737 - December 2011

- Letter Agreement N°5D – A320 NEO PW -Page 1/7

LETTER AGREEMENT No.5D TO AMENDMENT No.9

This Letter Agreement No.5D is applicable to the NEO Aircraft only and cancels and replaces the original Letter Agreement No.5B to the Agreement to the extent relating to the NEO Aircraft.

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A320NEO Aircraft as described in the Standard Specification Ref. ***** and amended by Specification Change Notices (SCN) for:

i)	New Engine Option (NEO) aircraft configuration including Sharklets

ii)	increase of the design weights as follows:

Maximum Take-off Weight to *****

Maximum Landing Weight to *****

Maximum Zero Fuel Weight *****

iii)	installation of Pratt and Whitney PW 1127G engines

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	Take-off

Under the following airport conditions (assumed representative of ***** runway *****):

*****

the FAR certified take-off weight shall be not less than *****.

2.2	*****

2.2.1	*****

2.2.1.1	When carrying a fixed payload of ***** (representing ***** at ***** each) ***** when operated under the conditions defined below.

2.2.1.2	The departure and destination airport conditions are such as to allow the required takeoff weight and landing weight to be used without restriction. Pressure altitude at departure and destination airport is *****.

2.2.1.3	Allowances of *****.

2.2.1.4	***** the destination airport are conducted in ***** conditions. Climb and descent speeds below *****.

2.2.1.5	Allowances of *****.

2.2.1.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.1.4 above.

A320FAM PA – VOI – AMDT 9 LA05D – Ref. D11032737 - December 2011

- Letter Agreement N°5D – A320 NEO PW -Page 2/7

LETTER AGREEMENT No.5D TO AMENDMENT No.9

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.1.3, 2.2.1.4 and 2.2.1.5 above.

2.2.1.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.2	Mission Payload *****

2.2.2.1	The Aircraft will be capable to carry a ***** when operated under the conditions defined below.

2.2.2.2	The departure airport conditions (assumed representative of ***** runway *****) are as follows:

*****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****.

2.2.2.3	Allowances of *****.

2.2.2.4	***** the destination airport are conducted in *****. Climb and descent speeds below *****.

The ***** these climb, cruise and descent phases shall be *****.

2.2.2.5	Allowances of *****.

2.2.2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.2.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.2.3, 2.2.2.4 and 2.2.2.5 above.

2.2.2.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.3	*****

3	EXTERIOR NOISE CERTIFICATION

The A320NEO powered by PW 1127G engines for ***** kg shall be certified in accordance with the requirements of ***** of ICAO Annex 16, Volume I, with a ***** EPNdB.

A320FAM PA – VOI – AMDT 9 LA05D – Ref. D11032737 - December 2011

- Letter Agreement N°5D – A320 NEO PW -Page 3/7

LETTER AGREEMENT No.5D TO AMENDMENT No.9

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

4	MANUFACTURER’S *****

The Seller guarantees that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be ***** according to Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 7.2 below, shall not be more than a guaranteed value of *****.

5	GUARANTEE CONDITIONS

5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of ***** in the conditions liable to provide the best results will be assumed.

5.3	When establishing *****.

5.4	***** 21-30.31 of the Specification. *****

5.5	The engines will be operated using not more than the engine manufacturer’s maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

5.6	Where applicable, *****.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees ***** (or more, at the Seller’s discretion) A320NEO aircraft of the same ***** purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

6.5	*****

6.6	The approved aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

A320FAM PA – VOI – AMDT 9 LA05D – Ref. D11032737 - December 2011

- Letter Agreement N°5D – A320 NEO PW -Page 4/7

LETTER AGREEMENT No.5D TO AMENDMENT No.9

6.7	The Seller undertakes to furnish the Buyer with a report or reports *****.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of :

a)	Any further configuration change which is the subject of a SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

*****

9	UNDERTAKING REMEDIES

Should the Aircraft fail to meet any of the Guarantees the Seller will *****.

9.1	Should the Seller *****:

9.1.1	*****

9.1.2	*****

9.1.3	*****

9.2	In the event the Seller develops and makes available corrective means mentioned above *****.

9.3	The Seller’s ***** Aircraft *****.

10	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

A320FAM PA – VOI – AMDT 9 LA05D – Ref. D11032737 - December 2011

- Letter Agreement N°5D – A320 NEO PW -Page 5/7

LETTER AGREEMENT No.5D TO AMENDMENT No.9

11	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

12	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

13	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

14	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

A320FAM PA – VOI – AMDT 9 LA05D – Ref. D11032737 - December 2011

- Letter Agreement N°5D – A320 NEO PW -Page 6/7

LETTER AGREEMENT No.5D TO AMENDMENT No.9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted			Agreed and accepted

For and on behalf of			For and on behalf of
CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.			AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey

Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 9 LA05D – Ref. D11032737 - December 2011

- Letter Agreement N°5D – A320 NEO PW -Page 7/7

LETTER AGREEMENT No.5E TO AMENDMENT No.9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : A321NEO PERFORMANCES GUARANTEES (CFM engines)

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.9 (the “Amendment No.9”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft as described in the Amendment No.9. The Purchase Agreement as amended together with the Amendment No.9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No.9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No.9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 9 LA05E – Ref. D11032737 - December 2011

- Letter Agreement N°5E – A320 NEO PW -Page 1/7

LETTER AGREEMENT No.5E TO AMENDMENT No.9

This Letter Agreement No.5E is applicable to the NEO Aircraft only:

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A321NEO Aircraft as described in the Standard Specification Ref. ***** and amended by Specification Change Notices (SCN) for:

i)	New Engine Option (NEO) aircraft configuration including Sharklets

ii)	increase of the design weights as follows:

Maximum Take-off Weight to *****
Maximum Landing Weight to *****
Maximum Zero Fuel Weight to *****

iii)	installation of CFM International CFM LEAP-X1A32 engines

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	Take-off

Under the following airport conditions (assumed representative of ***** runway *****):

*****

the FAR certified take-off weight shall be not less than *****.

2.2	*****

2.2.1	*****

2.2.1.1	When carrying a ***** (representing ***** at ***** each) ***** the Aircraft shall ***** when operated under the conditions defined below.

2.2.1.2	The departure and destination airport conditions are such as to allow the required takeoff weight and landing weight to be used without restriction. Pressure altitude at departure and destination airport is *****.

2.2.1.3	Allowances of *****.

2.2.1.4	***** the destination airport are conducted in *****. Climb and descent speeds below *****.

2.2.1.5	Allowances of *****.

2.2.1.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.1.4 above.

A320FAM PA – VOI – AMDT 9 LA05E – Ref. D11032737 - December 2011

- Letter Agreement N°5E – A320 NEO PW -Page 2/7

LETTER AGREEMENT No.5E TO AMENDMENT No.9

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.1.3, 2.2.1.4 and 2.2.1.5 above.

2.2.1.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.2	*****

2.2.2.1	The Aircraft will be capable to carry a ***** when operated under the conditions defined below.

2.2.2.2	The departure airport conditions (assumed representative of ***** runway *****) are as follows:

*****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****.

2.2.2.3	Allowances of *****.

2.2.2.4	***** the destination airport are conducted in *****. Climb and descent speeds below *****.

The ***** these climb, cruise and descent phases shall be *****.

2.2.2.5	Allowances of *****.

2.2.2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.2.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.2.3, 2.2.2.4 and 2.2.2.5 above.

2.2.2.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.3	*****

3	EXTERIOR NOISE CERTIFICATION

The A321NEO powered by CFM LEAP-X1A32 engines for ***** shall be certified in accordance with the requirements of ***** of ICAO Annex 16, Volume I, with a ***** EPNdB.

A320FAM PA – VOI – AMDT 9 LA05E – Ref. D11032737 - December 2011

- Letter Agreement N°5E – A320 NEO PW -Page 3/7

LETTER AGREEMENT No.5E TO AMENDMENT No.9

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

4	MANUFACTURER’S *****

The Seller guarantees that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be ***** to Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 7.2 below, shall not be more than a guaranteed value of *****.

5	GUARANTEE CONDITIONS

5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of ***** in the conditions liable to provide the best results will be assumed.

5.3	When establishing *****.

5.4	***** as defined in Section 21-30.31 of the Specification. *****.

5.5	The engines will be operated *****.

5.6	Where applicable, *****.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees ***** (or more, at the Seller’s discretion) A321NEO aircraft of the same ***** as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

6.5	*****.

6.6	The approved aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

6.7	The Seller undertakes to furnish the Buyer with a report or reports *****.

A320FAM PA – VOI – AMDT 9 LA05E – Ref. D11032737 - December 2011

- Letter Agreement N°5E – A320 NEO PW -Page 4/7

LETTER AGREEMENT No.5E TO AMENDMENT No.9

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of :

a)	Any further configuration change which is the subject of a SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

*****

9	UNDERTAKING *****

Should the Aircraft fail to meet any of the Guarantees the Seller will *****.

9.1	Should the Seller *****:

9.1.1	*****

9.1.2	*****

9.1.3	*****

9.2	In the event the Seller develops and makes available ***** mentioned above *****.

9.3	The Seller’s *****.

10.	*****

In consideration of the development status of the NEO Aircraft type at time of execution of the Amendment No.9, the Seller shall provide to the Buyer *****.

11	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

12	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

A320FAM PA – VOI – AMDT 9 LA05E – Ref. D11032737 - December 2011

- Letter Agreement N°5E – A320 NEO PW -Page 5/7

LETTER AGREEMENT No.5E TO AMENDMENT No.9

13	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

14	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

15	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

A320FAM PA – VOI – AMDT 9 LA05E – Ref. D11032737 - December 2011

- Letter Agreement N°5E – A320 NEO PW -Page 6/7

LETTER AGREEMENT No.5E TO AMENDMENT No.9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted	Agreed and accepted

For and on behalf of	For and on behalf of
CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.	AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey

Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 9 LA05E – Ref. D11032737 - December 2011

- Letter Agreement N°5E – A320 NEO PW -Page 7/7

LETTER AGREEMENT No.5F TO AMENDMENT No.9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : A321NEO PERFORMANCES GUARANTEES (PW engines)

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.9 (the “Amendment No.9”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the NEO Aircraft as described in the Amendment No.9. The Purchase Agreement as amended together with the Amendment No.9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No.9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No.9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

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- Letter Agreement N°5F – A321 NEO PW -Page 1/7

LETTER AGREEMENT No.5F TO AMENDMENT No.9

This Letter Agreement No.5F is applicable to the NEO Aircraft only:

1	AIRCRAFT CONFIGURATION

The guarantees defined below (“the Guarantees”) are applicable to the A321NEO Aircraft as described in the Standard Specification Ref. ***** and amended by Specification Change Notices (SCN) for:

i)	New Engine Option (NEO) aircraft configuration including Sharklets

ii)	increase of the design weights as follows:

Maximum Take-off Weight to *****
Maximum Landing Weight to *****
Maximum Zero Fuel Weight to *****

iii)	installation of Pratt and Whitney PW 1133G engines

hereinafter referred to as “the Specification”, and without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	Take-off

Under the following airport conditions (assumed representative of ***** runway *****):

*****

the FAR certified take-off weight shall be not less than *****.

2.2	*****

2.2.1	*****

2.2.1.1	When carrying a ***** (representing ***** at ***** each) *****.

2.2.1.2	The departure and destination airport conditions are such as to allow the required takeoff weight and landing weight to be used without restriction. Pressure altitude at departure and destination airport is *****.

2.2.1.3	Allowances of *****.

2.2.1.4	***** the destination airport are conducted in *****. Climb and descent speeds below *****.

2.2.1.5	Allowances of *****.

2.2.1.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.1.4 above.

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- Letter Agreement N°5F – A321 NEO PW -Page 2/7

LETTER AGREEMENT No.5F TO AMENDMENT No.9

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.1.3, 2.2.1.4 and 2.2.1.5 above.

2.2.1.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.2	*****

2.2.2.1	The Aircraft will be capable to carry a ***** when operated under the conditions defined below.

2.2.2.2	The departure airport conditions (assumed representative of ***** runway *****) are as follows:

*****

The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude at destination airport is *****.

2.2.2.3	Allowances of *****.

2.2.2.4	***** the destination airport are conducted in *****. Climb and descent speeds below *****.

The ***** these climb, cruise and descent phases shall be *****.

2.2.2.5	Allowances of *****.

2.2.2.6	Stage distance is defined as the distance covered during climb, cruise and descent as described in sub-paragraph 2.2.2.4 above.

Trip fuel and is defined as the fuel used during take-off and initial climb, climb, cruise, descent and approach and landing as described in sub-paragraphs 2.2.2.3, 2.2.2.4 and 2.2.2.5 above.

2.2.2.7	At the end of approach and land ***** of fuel will remain in the tanks. This represents the estimated fuel required for:

*****

2.2.3	*****

3	EXTERIOR NOISE CERTIFICATION

The A321NEO powered by PW 1133G engines for ***** shall be certified in accordance with the requirements of Chapter 4 of ICAO Annex 16, Volume I, with a ***** EPNdB.

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- Letter Agreement N°5F – A321 NEO PW -Page 3/7

LETTER AGREEMENT No.5F TO AMENDMENT No.9

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

4	MANUFACTURER’S *****

The Seller guarantees that the Manufacturer’s ***** as described in the Specification defined in Paragraph 1 above and which will be ***** according to Section 13-10.00.00 of the Standard Specification and subject to adjustments as defined in paragraph 7.2 below, shall not be more than a guaranteed value of *****.

5	GUARANTEE CONDITIONS

5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

5.2	For the determination of take-off and landing performance a hard level dry runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted and the use of center of gravity position, speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

5.3	When establishing take-off and second segment performance, no air will be bled from the engines for cabin air conditioning or for anti-icing except if otherwise noted.

5.4	***** 21-30.31 of the Specification. *****

5.5	The engines will be operated using *****.

5.6	Where applicable, *****.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

6.2	Compliance with the take-off element of the Guarantees will be demonstrated with reference to the approved Flight Manual.

6.3	Compliance with those parts of the Guarantees ***** (or more, at the Seller’s discretion) A321NEO aircraft of the same ***** as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases (“the IFP”) appropriate to the Aircraft.

6.4	Compliance with the Manufacturer’s ***** shall be demonstrated with reference to a Weight Compliance Report.

6.5	*****

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- Letter Agreement N°5F – A321 NEO PW -Page 4/7

LETTER AGREEMENT No.5F TO AMENDMENT No.9

6.6	The approved aircraft flight manual shall be used to demonstrate compliance with the guarantees of certification noise levels.

6.7	The Seller undertakes to furnish the Buyer with a report or reports *****.

7	ADJUSTMENT OF GUARANTEES

7.1	In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

7.2	The Guarantees apply to the Aircraft as described in paragraph 1 above and may be adjusted in the event of :

a)	Any further configuration change which is the subject of a SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

*****

9	UNDERTAKING *****

Should the Aircraft fail to meet any of the Guarantees the Seller will *****.

9.1	Should the Seller *****:

9.1.1	*****

9.1.2	*****

9.1.3	*****

9.2	In the event the Seller develops and makes available ***** mentioned above *****.

9.3	The Seller’s *****.

10.	*****

In consideration of the development status of the NEO Aircraft type at time of execution of the Amendment No.9, the Seller shall provide to the Buyer *****.

11	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the

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- Letter Agreement N°5F – A321 NEO PW -Page 5/7

LETTER AGREEMENT No.5F TO AMENDMENT No.9

rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

12	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

13	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

14	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

15	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

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- Letter Agreement N°5F – A321 NEO PW -Page 6/7

LETTER AGREEMENT No.5F TO AMENDMENT No.9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted			Agreed and accepted

For and on behalf of			For and on behalf of
CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.			AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey

Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

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- Letter Agreement N°5F – A321 NEO PW -Page 7/7

LETTER AGREEMENT No.7 TO AMENDMENT No.9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : PRICE REVISION ***** – NEO AIRCRAFT

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.9 (the “Amendment No.9”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No.9. The Purchase Agreement as amended together with the Amendment No.9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No.9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No.9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

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- Letter Agreement No7 -Page 1/4

LETTER AGREEMENT No.7 TO AMENDMENT No.9

This Letter Agreement No.7 is applicable to the NEO Aircraft only and supersedes and replaces the original Letter Agreement No.1 to the Agreement to the extent relating to the NEO Aircraft.

1	*****

1.1	*****

*****

*****

1.2	*****

*****

*****

2	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

5	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

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- Letter Agreement N°7 -Page 2/4

LETTER AGREEMENT No.7 TO AMENDMENT No.9

6	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

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- Letter Agreement N°7 -Page 3/4

LETTER AGREEMENT No.7 TO AMENDMENT No.9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted			Agreed and accepted

For and on behalf of			For and on behalf of
CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.			AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey

Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 9 LA07 – Ref. D11032737 - December 2011

- Letter Agreement N°7 -Page 4/4

LETTER AGREEMENT No.9 TO AMENDMENT No.9

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.

Prolongación Paseo de la Reforma 490,

Primer Piso, Colonia Santa Fe Peña Blanca,

Código Postal 01210, Delegación Álvaro Obregón,

Mexico, D.F

SUBJECT : PDPs – NEO AIRCRAFT

CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V. (the “Buyer”) and the Seller S.A.S. (the “Seller”) have entered into a purchase agreement dated 28th October 2005 (the “Purchase Agreement”) as amended from time to time and into an amendment no.9 (the “Amendment No.9”) dated as of even date herewith, which amendment covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2011 Incremental Aircraft as described in the Amendment No.9. The Purchase Agreement as amended together with the Amendment No.9 shall be referred to as the “Agreement”.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or Amendment No.9.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement as amended by Amendment No.9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

A320FAM PA – VOI – AMDT 9 LA09 – Ref. D11032737 - December 2011

- Letter Agreement No9 -Page 1/5

LETTER AGREEMENT No.9 TO AMENDMENT No.9

This Letter Agreement No.9 is applicable to the NEO Aircraft only.

1	Predelivery Payment Schedule

1.1	*****

In respect of the NEO Aircraft, Clause 5.2 of the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

5.2	*****

*****

UNQUOTE

1.2	Predelivery Payment Reference Price

In respect of the NEO Aircraft, Clause 5.3.1 of the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

5.3.1

The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each NEO Aircraft. The predelivery payment reference price is determined by the following formula:

*****

*****

*****

UNQUOTE

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- Letter Agreement N°9 -Page 2/5

LETTER AGREEMENT No.9 TO AMENDMENT No.9

1.3	Predelivery Payment Schedule

In respect of the NEO Aircraft, Clause 5.3.2 of the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

Predelivery Payments for the NEO Aircraft shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS	USD AMOUNT OR PERCENTAGE OF PREDELIVERY PAYMENT REFERENCE PRICE

*****	USD	*****

*****	USD	*****

*****	USD	*****

*****	USD	*****

*****	USD	*****

*****

*****		*****
*****		*****
*****		*****
*****		*****
*****

Total Payment prior to Delivery

UNQUOTE

2	Assignment

Notwithstanding any other provision of this Letter Agreement and save for the provisions set forth in Clause 21 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3	Confidentiality

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

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- Letter Agreement N°9 -Page 3/5

LETTER AGREEMENT No.9 TO AMENDMENT No.9

4	Law and Jurisdiction

This Letter Agreement shall be governed by and construed in accordance with the laws of France. Any dispute arising out of or in connection with this Letter Agreement shall be within the exclusive jurisdiction of the Tribunal de Commerce of Paris.

5	Severability

In the event that any provision of this Letter Agreement should for any reason be held ineffective, the remainder of this Letter Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Letter Agreement prohibited or unenforceable in any respect. Any provisions of this Letter Agreement which may prove to be or become, illegal, invalid or unenforceable in whole or in part, shall as far as reasonably possible, and subject to applicable law, be preformed in accordance with the spirit and purpose of this Letter Agreement.

6	Alterations to Contract

This Letter Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Letter Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives. In the event of conflict between any provisions of the Agreement and the provisions of this Letter Agreement, the provisions of this Letter Agreement shall prevail.

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- Letter Agreement N°9 -Page 4/5

LETTER AGREEMENT No.9 TO AMENDMENT No.9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted			Agreed and accepted

For and on behalf of			For and on behalf of
CONTROLADORA VUELA COMPAŇĺA DE AVIACIÓN, S.A.P.I. de C.V.			AIRBUS S.A.S.

/s/ Alfonso Ascencio Triujeque		/s/ Christophe Mourey

Name:	Alfonso Ascencio Triujeque	Name:	Christophe Mourey
Its:	Directer Jurldico General Counsel	Its:	Senior Vice President Contracts

/s/ Mario E. Geyne
Name:	Mario E. Geyne
Its:	Financial and Fleet Planning Director

A320FAM PA – VOI – AMDT 9 LA09 – Ref. D11032737 - December 2011

- Letter Agreement N°9 -Page 5/5